January 31, 2004
Prospectus
First American Investment Funds, Inc.

Selected First American Funds Class A Shares	Equity Income Fund Mid Cap Growth Opportunities Fund Small Cap Growth Opportunities Fund Small Cap Select Fund Small Cap Value Fund International Fund High Income Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Equity Income Fund

Mid Cap Growth Opportunities Fund

Small Cap Growth Opportunities Fund

Small Cap Select Fund

Small Cap Value Fund

International Fund

High Income Bond Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of Selected First American Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

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Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends.
  the ability to finance expected growth.
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Equity Income FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

3.85%	22.73%	19.80%	27.53%	15.68%	3.86%	12.28%	–4.37%	–18.13%	26.30%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	16.68%
Worst Quarter: Quarter ended	September 30, 2002	(16.75)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Equity Income Fund

Class A (return before taxes)	12/18/92	19.33%	1.73%	9.39%

Class A (return after taxes on distributions)		18.55%	(0.21)%	7.28%

Class A (return after taxes on distributions and sale of fund shares)		12.50%	0.67%	7.17%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[2] (reflects no deduction for fees, expenses, or taxes)		25.33%	0.95%	11.50%

Standard & Poor’s 500 Composite Index[3] (reflects no deduction for fees, expenses, or taxes)		28.68%	(0.57)%	11.07%

1Prior to 3/25/94, Boulevard Bank was the investment advisor of the fund.

2The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

3An unmanaged index of large-capitalization stocks.

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Fund Summaries

Equity Income FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.20%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$666
3 years	$910
5 years	$1,173
10 years	$1,925

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Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $698 million to $17 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

18.60%	17.13%	4.64%	2.28%	25.30%	–3.65%	–15.44%	33.11%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	24.17%
Worst Quarter: Quarter ended	September 30, 2001	(19.93)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Mid Cap Growth Opportunities Fund

Class A (return before taxes)	1/9/95	25.80%	5.61%	10.74%

Class A (return after taxes on distributions)		24.88%	2.89%	7.91%

Class A (return after taxes on distributions and sale of fund shares)		17.11%	3.31%	7.81%

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		42.71%	2.01%	10.73%

Standard & Poor’s MidCap 400 Index[3] (reflects no deduction for fees, expenses, or taxes)		35.62%	9.21%	16.08%

1On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 1/31/95.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 1/31/95.

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Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.20%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$670
3 years	$925
5 years	$1,199
10 years	$1,978

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Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund’s total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund “closes out” the short position (by acquiring the security in the open market). The fund’s risk of loss also increases if the fund is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Other Information

As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC has begun an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

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Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1,2

56.80%	13.63%	–2.73%	136.23%	11.29%	5.15%	–25.80%	59.13%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	70.70%
Worst Quarter: Quarter ended	September 30, 1998	(30.87)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1,2]	Inception Date	One Year	Five Years	Since Inception

Small Cap Growth Opportunities Fund

Class A (return before taxes)	8/1/95	50.40%	25.28%	24.65%

Class A (return after taxes on distributions)		50.27%	19.88%	19.59%

Class A (return after taxes on distributions and sale of fund shares)		32.92%	18.71%	18.64%

Russell 2000 Growth Index[3] (reflects no deduction for fees, expenses, or taxes)		48.54%	0.86%	4.01%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

3An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/95.

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Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.97%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.93%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.93%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$739
3 years	$1,134
5 years	$1,554
10 years	$2,720

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Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of December 31, 2003, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $63 million to $4.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Small Cap Select FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

2.26%	17.14%	10.50%	20.51%	–8.07%	16.70%	19.71%	12.08%	–17.97%	44.19%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	27.35%
Worst Quarter: Quarter ended	September 30, 1998	(24.80)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Small Cap Select Fund

Class A (return before taxes)	5/6/92	36.27%	11.85%	9.89%

Class A (return after taxes on distributions)		33.48%	9.81%	7.57%

Class A (return after taxes on distributions and sale of fund shares)		23.80%	9.31%	7.26%

Standard & Poor’s SmallCap 600 Index[2] (reflects no deduction for fees, expenses, or taxes)		38.79%	9.67%	11.43%

1On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

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Fund Summaries

Small Cap Select FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.21%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$670
3 years	$925
5 years	$1,199
10 years	$1,978

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13

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–0.33%	47.30%	20.07%	20.07%	–8.47%	5.93%	20.15%	5.03%	–14.34%	42.92%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	18.85%
Worst Quarter: Quarter ended	September 30, 1998	(23.21)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Small Cap Value Fund

Class A (return before taxes)	1/1/88	35.05%	9.10%	11.60%

Class A (return after taxes on distributions)		33.94%	7.14%	9.17%

Class A (return after taxes on distributions and sale of fund shares)		23.41%	6.86%	8.76%

Russell 2000 Value Index[2] (reflects no deduction for fees, expenses, or taxes)		46.03%	12.28%	12.70%

1Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund’s Class A share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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Fund Summaries

Small Cap Value FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.02)%
Net Expenses (After Waivers)	1.23%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$670
3 years	$925
5 years	$1,199
10 years	$1,978

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16

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

International FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

9.41%	9.98%	4.68%	17.42%	50.47%	–15.58%	–23.52%	–19.10%	36.08%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	27.41%
Worst Quarter: Quarter ended	September 30, 2002	(19.18)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

International Fund

Class A (return before taxes)	5/2/94	28.58%	0.23%	4.12%

Class A (return after taxes on distributions)		28.36%	(1.06)%	2.86%

Class A (return after taxes on distributions and sale of fund shares)		18.57%	(0.38)%	2.88%

Morgan Stanley Capital International Europe, Australasia, Far East Index[2] (reflects no deduction for fees, expenses, or taxes)		39.17%	0.26%	4.22%

1On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund’s assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index is calculated from 5/31/94.

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Fund Summaries

International FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.65%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.60%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$709
3 years	$1,042
5 years	$1,398
10 years	$2,397

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19

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Main Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Risks of High-Yield Securities. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying and Selling Shares, Calculating Your Share Price.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

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Fund Summaries

High Income Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–1.22%	24.03%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.36%
Worst Quarter: Quarter ended	September 30, 2002	(4.90)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class A (return before taxes)	8/30/01	18.72%	4.46%

Class A (return after taxes on distributions)		15.54%	1.34%

Class A (return after taxes on distributions and sale of fund shares)		11.97%	1.82%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		28.97%	10.21%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included. The since inception performance of the index is calculated from 8/31/01.

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Fund Summaries

High Income Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	4.25%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.24%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	1.06%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example   This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$546
3 years	$802
5 years	$1,077
10 years	$1,861

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Policies & Services

Buying Shares

Multiple Class Information

The funds offer five different classes of shares. This prospectus offers Class A shares. Four additional classes of shares, Class B, Class C, Class S, and Class Y shares, are made available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. To determine your eligibility to purchase other share classes, contact your investment professional or call COUNTRY Funds at (800) 245-2100.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See “Calculating Your Share Price — Class B Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

  orders for Class B shares for $99,999 or more will be treated as orders for Class A shares.
  orders for Class C shares for $1 million or more will be treated as orders for Class A shares.
  orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee of 0.25% of average daily net assets for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

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Policies & Services

Buying Shares continued

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

Equity Income FUND
Mid Cap Growth Opportunities FUND
Small Cap Growth Opportunities FUND
Small Cap Select FUND
Small Cap Value FUND
International FUND

	Sales Charge
	As a % of Purchase Price	As a % of Net Amount Invested	Maximum Reallowance as a % of Purchase Price

Less than $50,000	5.50%	5.82%	5.00%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

High Income Bond FUND

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	4.25%	4.44%	4.00%
$50,000 – $99,999	4.00%	4.17%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding tables, larger purchases reduce the percentage sales charge you pay. For purposes of calculating the reduced sales charge, Class A shares of the First American funds described in this prospectus (individually, a “selected First American Fund,” collectively, the “selected First American Funds”) are combined with Class A shares of certain funds offered by COUNTRY Capital Management Company (“COUNTRY”) and sold by affiliated agents of COUNTRY (individually, a “COUNTRY Fund,” collectively, the “COUNTRY Funds”). In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order th at a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any selected First American Fund and/or Class A shares of any COUNTRY Fund (except the money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other COUNTRY Fund Class A shares that you purchased for $10,000 and selected First American Fund Class A shares that you purchased for $15,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any selected First American Fund and/or of Class A shares of any COUNTRY Fund (except the money market fund), by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by an investor, the investor’s spouse, and the investor’s children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for

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Policies and Services

Buying Shares continued

purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any selected First American Fund and/or of Class A shares of any COUNTRY Fund (except the money market fund), you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of both the fund’s advisor and COUNTRY Capital Management Company, and their affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been

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Policies & Services

Buying Shares continued

received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling COUNTRY Funds at (800) 245-2100 before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022

For Credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137

For Further Credit to:  (Investor Name, Investor Account Number,
and Fund Name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your selected First American Fund into another selected First American Fund or COUNTRY Fund of the same class.

You may apply for participation in either of these programs through your investment professional or by calling COUNTRY Funds at (800) 245-2100.

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Policies & Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling COUNTRY Funds at (800) 245-2100. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a selected First American Fund or COUNTRY Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another selected First American Fund or COUNTRY Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

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Policies & Services

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How to Exchange Shares

If your investment goals or your financial needs change, you may move from one selected First American Fund to another selected First American Fund or COUNTRY Fund. There is no fee to exchange shares (only Class A shares are eligible to be exchanged for selected First American Funds and COUNTRY Funds). You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another selected First American Fund or COUNTRY Fund, you do not have to pay a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registration, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call COUNTRY Funds at (800) 245-2100. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your application to restrict this privilege. If you wish to reinstate this option on an existing account, please call COUNTRY Funds at (800) 245-2100 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call COUNTRY Funds at (800) 245–2100.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from Mid Cap Growth Opportunities Fund and Equity Income Fund net investment income are declared and paid monthly. Dividends from Small Cap Growth Opportunities Fund and Small Cap Value Fund net investment income are declared and paid quarterly. Dividends from International Fund net investment income are declared and paid annually. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another selected First American Fund or COUNTRY Fund, or paid in cash. This request may be made on your application or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are either taxable as ordinary income or may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Technology Fund, and High Income Fund are expected to consist primarily of ordinary income.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Income Fund	0.66%
Mid Cap Growth Opportunities Fund	0.72%
Small Cap Growth Opportunities Fund	1.55%
Small Cap Select Fund	0.74%
Small Cap Value Fund	0.75%
International Fund	1.17%
High Income Bond Fund	0.56%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had more than $7.4 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of -pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

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Additional Information

Management continued

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 40% of the funds’ income from these securities lending transactions.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds distributor.

Portfolio Management

Except for International Fund, each fund’s investments are managed by a team of persons associated with U.S. Bancorp Asset Management. International Fund’s investments are managed by a team of persons associated with Clay Finlay.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call COUNTRY Funds at (800) 245-2100.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Additional Investment Strategies of High Income Bond Fund

Investment Approach. In selecting securities for the fund, fund managers generally employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the e ffective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

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More About The Funds continued

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). The mid-cap and small-cap funds are subject to risks of IPOs. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing managemen t and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Security Risk. Equity Income Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund may invest up to 25% of their total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. High Income Bond Fund may invest up to 25% of total assets in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favor ably or unfavorably from the U.S. economy.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability, and the sub-advisor’s ability for the International Fund, to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When the funds loan their portfolio securities, they will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the funds risk a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Credit Risk. Equity Income Fund and High Income Bond Fund are subject to the risk that the issuers of debt securities held by the funds will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and is therefore subject to additional credit risk.

Risks of Derivative Instruments. The use of derivative instruments, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially gr eater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Risks of International Investing. International investing involves risks not typically associated with U.S. investing. These risks include:

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More About The Funds continued

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk. International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Emerging Markets. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners, and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than ar companies in developed markets.

Interest Rate Risk. Debt securities in the High Income Bond Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk. High Income Bond Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities. A significant portion of the portfolio of High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk. High Income Bond Fund is exposed to liquidity risk because of its investments in high-yield bonds and collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, this fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

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Call Risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. High Income Bond Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk and Extension Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. If High Income Bond Fund holds these securities, it must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions. In a dollar roll transaction, High Income Bond Fund may sell mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

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Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MidCap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MicroCap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Small Cap Core Equity Fund were exchanged for Class A shares of the First American Small Cap Select Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class A shares of First American High Yield Bond Fund were exchanged for Class A shares of High Income Bond Fund.

The information for Equity Income Fund and Small Cap Value Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Mid Cap Growth Opportunities Fund, and High Income Bond Fund, for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Mid Cap Growth Opportunities Fund, for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Financial Highlights continued

Equity Income Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$9.58	$12.13	$16.29	$15.94	$15.70

Investment Operations:
Net Investment Income	0.18	0.16	0.29	0.28	0.36
Realized and Unrealized Gains (Losses) on Investments	1.99	(2.48)	(0.74)	1.45	1.15

Total From Investment Operations	2.17	(2.32)	(0.45)	1.73	1.51

Less Distributions:
Dividends (from net investment income)	(0.19)	(0.19)	(0.32)	(0.28)	(0.37)
Distributions (from net realized gains)	—	(0.04)	(3.39)	(1.10)	(0.90)

Total Distributions	(0.19)	(0.23)	(3.71)	(1.38)	(1.27)

Net Asset Value, End of Period	$11.56	$9.58	$12.13	$16.29	$15.94

Total Return[2]	22.81%	(19.51)%	(3.89)%	11.11%	9.74%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$144,282	$128,142	$24,557	$20,607	$18,970
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70%	1.43%	1.97%	1.69%	2.01%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.20%	1.15%	1.14%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.65%	1.38%	1.82%	1.55%	1.88%
Portfolio Turnover Rate	43%	38%	33%	36%	35%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Mid Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003[1]	2002		2000[1]	1999[1]	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$26.45	$28.33	$54.63	$37.80	$37.59	$44.36

Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.11)	(0.06)	(0.18)	(0.08)	(0.24)
Realized and Unrealized Gains (Losses) on Investments	7.41	(1.77)	(8.40)	17.80	0.60	(2.07)

Total From Investment Operations	7.23	(1.88)	(8.46)	17.62	0.52	(2.31)

Less Distributions:
Distributions (from net realized gains)	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Total Distributions	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Net Asset Value, End of Period	$33.68	$26.45	$28.33	$54.63	$37.80	$37.59

Total Return[3]	27.33%	(6.64)%	(20.00)%	47.23%	1.31%	(5.91)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$154,449	$75,002	$82,043	$108,326	$95,758	$136,146
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.19%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.58)%	(0.34)%	(0.19)%	(0.38)%	(0.21)%	(0.57)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.22%	1.22%	1.21%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.63)%	(0.40)%	(0.21)%	(0.40)%	(0.23)%	(0.64)%
Portfolio Turnover Rate	145%	162%	204%	205%	140%	77%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

37

Additional Information

Financial Highlights continued

Small Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003[1]	2002		2000[1]	1999	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$13.86	$16.89	$31.26	$21.80	$12.38	$17.47

Investment Operations:
Net Investment Income (Loss)	(0.28)	(0.26)	(0.17)	(0.40)	(0.26)	(0.25)
Realized and Unrealized Gains (Losses) on Investments	8.37	(2.74)	(5.20)	15.99	9.71	(3.17)

Total From Investment Operations	8.09	(3.00)	(5.37)	15.59	9.45	(3.42)

Less Distributions:
Distributions (from net realized gains)	—	—	(9.00)	(6.13)	(0.03)	(1.67)
Distributions (from return of capital)	—	(0.03)	—	—	—	—

Total Distributions	—	(0.03)	(9.00)	(6.13)	(0.03)	(1.67)

Net Asset Value, End of Period	$21.95	$13.86	$16.89	$31.26	$21.80	$12.38

Total Return[3]	58.37%	(17.84)%	(21.51)%	87.43%	76.54%	(21.71)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$81,999	$44,834	$45,233	$43,031	$21,988	$12,419
Ratio of Expenses to Average Net Assets	1.93%	1.93%	1.93%	1.96%	2.01%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.63)%	(1.53)%	(0.91)%	(1.31)%	(1.43)%	(1.63)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.97%	1.97%	1.99%	1.96%	2.02%	2.06%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.67)%	(1.57)%	(0.97)%	(1.31)%	(1.44)%	(1.70)%
Portfolio Turnover Rate	137%	123%	125%	179%	200%	136%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Small Cap Select Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003[1]	2002[1]			1999[1]	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.68	$11.97	$17.60	$13.84	$11.86	$15.03

Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10)	(0.03)	(0.10)	(0.07)	(0.06)
Realized and Unrealized Gains (Losses) on Investments	3.93	(0.30)	(1.89)	4.13	2.10	(1.89)

Total From Investment Operations	3.84	(0.40)	(1.92)	4.03	2.03	(1.95)

Less Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from net realized gains)	—	(0.89)	(3.71)	(0.26)	(0.05)	(1.22)

Total Distributions	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Net Asset Value, End of Period	$14.52	$10.68	$11.97	$17.60	$13.84	$11.86

Total Return[4]	35.96%	(4.56)%	(12.63)%	29.65%	17.21%	(14.19)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$73,445	$33,586	$17,351	$9,538	$8,885	$11,601
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.19%	1.28%	1.26%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.73)%	(0.81)%	(0.24)%	(0.01)%	(0.57)%	(0.45)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.25%	1.22%	1.39%	1.36%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.77)%	(0.85)%	(0.27)%	(0.12)%	(0.67)%	(0.55)%
Portfolio Turnover Rate	145%	171%	204%	91%	72%	70%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

38

Additional Information

Financial Highlights continued

Small Cap Value Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.26	$13.40	$17.09	$13.94	$13.58

Investment Operations:
Net Investment Income (Loss)	—	(0.02)	0.02	(0.01)	0.01
Realized and Unrealized Gains (Losses) on Investments	3.02	(0.13)	(0.97)	3.23	1.47

Total From Investment Operations	3.02	(0.15)	(0.95)	3.22	1.48

Less Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	(0.01)
Distributions (from net realized gains)	—	(1.99)	(2.69)	(0.07)	(1.11)

Total Distributions	—	(1.99)	(2.74)	(0.07)	(1.12)

Net Asset Value, End of Period	$14.28	$11.26	$13.40	$17.09	$13.94

Total Return[2]	26.86%	(2.19)%	(6.36)%	23.19%	11.12%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$32,416	$27,205	$34,292	$35,858	$11,567
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.15%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	(0.12)%	0.11%	(0.13)%	(0.17)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.15%	1.16%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	—	(0.15)%	0.11%	(0.15)%	(0.17)%
Portfolio Turnover Rate	49%	37%	53%	73%	44%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

International Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal years ended November 30,
	2003[1]	2002[1]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$7.33	$8.96	$13.96	$15.94	$12.42	$11.22

Investment Operations:
Net Investment Income (Loss)	0.06	—	0.10	(0.03)	—	0.01
Realized and Unrealized Gains (Losses) on Investments	1.60	(1.63)	(3.63)	(0.42)	4.26	1.66

Total From Investment Operations	1.66	(1.63)	(3.53)	(0.45)	4.26	1.67

Less Distributions:
Dividends (from net investment income)	—	—	(0.10)	(0.10)	(0.04)	(0.07)
Distributions (from net realized gains)	—	—	(1.37)	(1.43)	(0.70)	(0.40)

Total Distributions	—	—	(1.47)	(1.53)	(0.74)	(0.47)

Net Asset Value, End of Period	$8.99	$7.33	$8.96	$13.96	$15.94	$12.42

Total Return[4]	22.65%	(18.19)%	(28.00)%	(3.59)%	36.62%	15.33%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$39,251	$37,232	$64,907	$3,591	$3,939	$3,154
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.49%	1.58%	1.56%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.04%	1.02%	(0.26)%	(0.01)%	0.02%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.65%	1.66%	1.59%	1.76%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.72%	(0.02)%	0.92%	(0.44)%	(0.20)%	(0.15)%
Portfolio Turnover Rate	82%	72%	72%	90%	94%	89%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

39

Additional Information

Financial Highlights continued

High Income Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$7.90	$9.23	$9.93

Investment Operations:
Net Investment Income	0.68	0.65	0.02
Realized and Unrealized Gains (Losses) on Investments	1.24	(1.21)	(0.68)

Total From Investment Operations	1.92	(0.56)	(0.66)

Less Distributions:
Dividends (from net investment income)	(0.69)	(0.70)	(0.04)
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(0.69)	(0.77)	(0.04)

Net Asset Value, End of Period	$9.13	$7.90	$9.23

Total Return[3]	25.30%	(6.66)%	(6.55)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$42,013	$23,900	$161
Ratio of Expenses to Average Net Assets	1.06%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.72%	7.64%	6.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.47%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	7.54%	7.27%	6.30%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

40

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROLRGR1/04

SEC file number: 811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Stock Funds Class A, Class B, and Class C Shares	Balanced Fund
Equity Income Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Value Fund
Small Cap Growth Opportunities Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Technology Fund
International Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Balanced Fund

Equity Income Fund

Large Cap Growth Opportunities Fund

Large Cap Select Fund

Large Cap Value Fund

Mid Cap Growth Opportunities Fund

Mid Cap Value Fund

Small Cap Growth Opportunities Fund

Small Cap Select Fund

Small Cap Value Fund

Real Estate Securities Fund

Technology Fund

International Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Balanced FUND

Objective

Balanced Fund’s objective is to maximize total return (capital appreciation plus income).

Main Investment Strategies

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund’s asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund’s portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position,
  strong management,
  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions, the debt securities portion of the fund’s portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

In selecting debt securities for the fund, the advisor uses a “top-down” approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in “More About The Funds — Investment Strategies”.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Balanced FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark indices, which are broad measures of market performance. The performance information reflects sales charges and fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

12.31%	17.22%	16.20%	4.02%	7.38%	–8.58%	–12.16%	18.24%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	14.02%
Worst Quarter: Quarter ended	September 30, 2001	(9.94)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Balanced Fund

Class A (return before taxes)	1/9/95	11.73%	0.05%	7.66%	N/A	N/A

Class A (return after taxes on distributions)		11.06%	(1.92)%	5.48%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		7.58%	(1.02)%	5.46%	N/A	N/A

Class B (return before taxes)	3/1/99	12.30%	N/A	N/A	1.21%	N/A

Class C (return before taxes)	9/24/01	16.35%	N/A	N/A	N/A	5.11%

Russell 3000 Index[2] (reflects no deduction for fees, expenses, or taxes)		31.06%	0.37%	11.86%	0.44%	6.38%

Lehman Aggregate Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.62%	7.95%	7.09%	6.34%

1On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 represents that of Firstar Balanced Growth Fund.

2An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

3An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Balanced FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%	(0.18)%	(0.18)%
Net Expenses (After Waivers)	1.05%	1.80%	1.80%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.05%, 1.80%, and 1.80%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$668	$701	$201	$301	$201
3 years	$919	$1,021	$621	$621	$621
5 years	$1,188	$1,268	$1,068	$1,068	$1,068
10 years	$1,957	$2,110	$2,110	$2,306	$2,306

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends.
  the ability to finance expected growth.
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Equity Income FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

3.85%	22.73%	19.80%	27.53%	15.68%	3.86%	12.28%	–4.37%	–18.13%	26.30%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	16.68%
Worst Quarter: Quarter ended	September 30, 2002	(16.75)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Equity Income Fund

Class A (return before taxes)	12/18/92	19.33%	1.73%	9.39%	N/A	N/A

Class A (return after taxes on distributions)		18.55%	(0.21)%	7.28%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		12.50%	0.67%	7.17%	N/A	N/A

Class B (return before taxes)	8/15/94	20.28%	1.86%	N/A	9.59%	N/A

Class C (return before taxes)	2/1/99	24.36%	N/A	N/A	N/A	1.93%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks [2] (reflects no deduction for fees, expenses, or taxes)		25.33%	0.95%	11.50%	11.91%	0.63%

Standard & Poor’s 500 Composite Index[3] (reflects no deduction for fees, expenses, or taxes)		28.68%	(0.57)%	11.07%	11.45%	(1.40)%

1Prior to 3/25/94, Boulevard Bank was the investment advisor of the fund.

2 The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

3An unmanaged index of large-capitalization stocks. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Equity Income FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.15%	1.90%	1.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%, 1.90%, and 1.90%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$666	$698	$198	$298	$198
3 years	$910	$1,012	$612	$612	$612
5 years	$1,173	$1,252	$1,052	$1,052	$1,052
10 years	$1,925	$2,078	$2,078	$2,275	$2,275

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Growth Opportunities FUND

Objective

Large Cap Growth Opportunities Fund’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $ 698 million to $ 311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

17.85%	27.63%	30.16%	14.03%	–1.48%	–22.42%	–25.27%	23.86%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	23.97%
Worst Quarter: Quarter ended	September 30, 2001	(17.51)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Large Cap Growth Opportunities Fund

Class A (return before taxes)	1/9/95	17.06%	(5.28)%	7.17%	N/A	N/A

Class A (return after taxes on distributions)		17.01%	(6.17)%	5.67%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		11.08%	(4.65)%	5.71%	N/A	N/A

Class B (return before taxes)	3/1/99	17.92%	N/A	N/A	(5.17)%	N/A

Class C (return before taxes)	9/24/01	21.97%	N/A	N/A	N/A	1.92%

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		29.75%	(5.11)%	9.80%	(5.49)%	3.37%

1 On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%	(0.04)%	(0.04)%
Net Expenses (After Waivers)	1.15%	1.90%	1.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%, 1.90%, and 1.90%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$665	$697	$197	$297	$197
3 years	$907	$1,009	$609	$609	$609
5 years	$1,168	$1,247	$1,047	$1,047	$1,047
10 years	$1,914	$2,067	$2,067	$2,264	$2,264

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Select FUND

Objective

Large Cap Select Fund’s objective is capital appreciation.

Main Investment Strategies

Under normal market conditions, Large Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $ 902 million to $ 311.1 billion as of December 31, 2003, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

Because Large Cap Select Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Select FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period. 1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.99%

1 Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%	(0.09)%	(0.09)%
Net Expenses (After Waivers)	1.15%	1.90%	1.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%, 1.90%, and 1.90%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$669	$702	$202	$302	$202
3 years	$922	$1,024	$624	$624	$624
5 years	$1,194	$1,273	$1,073	$1,073	$1,073
10 years	$1,967	$2,121	$2,121	$2,317	$2,317

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Value FUND

Objective

Large Cap Value Fund’s primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $ 698 million to $ 311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

4.12%	31.94%	29.10%	22.41%	9.71%	7.91%	0.17%	–7.86%	–20.95%	25.44%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	16.55%
Worst Quarter: Quarter ended	September 30, 2002	(18.82)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Large Cap Value Fund

Class A (return before taxes)	12/22/87	18.57%	(1.37)%	8.31%	N/A	N/A

Class A (return after taxes on distributions)		18.08%	(2.53)%	6.04%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		12.02%	(1.51)%	6.22%	N/A	N/A

Class B (return before taxes)	8/15/94	19.55%	(1.31)%	N/A	8.25%	N/A

Class C (return before taxes)	2/1/99	23.57%	N/A	N/A	N/A	(1.49)%

Russell 1000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		30.03%	3.56%	11.88%	12.42%	3.46%

1An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Large Cap Value FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.15%	1.90%	1.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%, 1.90%, and 1.90%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$666	$698	$198	$298	$198
3 years	$910	$1,012	$612	$612	$612
5 years	$1,173	$1,252	$1,052	$1,052	$1,052
10 years	$1,925	$2,078	$2,078	$2,275	$2,275

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $ 698 million to $ 17 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

18.60%	17.13%	4.64%	2.28%	25.30%	–3.65%	–15.44%	33.11%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	24.17%
Worst Quarter: Quarter ended	September 30, 2001	(19.93)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Mid Cap Growth Opportunities Fund

Class A (return before taxes)	1/9/95	25.80%	5.61%	10.74%	N/A	N/A

Class A (return after taxes on distributions)		24.88%	2.89%	7.91%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		17.11%	3.31%	7.81%	N/A	N/A

Class B (return before taxes)	3/1/99	27.09%	N/A	N/A	8.82%	N/A

Class C (return before taxes)	9/24/01	31.11%	N/A	N/A	N/A	14.45%

Russell Midcap Growth Index [2] (reflects no deduction for fees, expenses, or taxes)		42.71%	2.01%	10.73%	2.51%	12.99%

Standard & Poor’s MidCap 400 Index[3] (reflects no deduction for fees, expenses, or taxes)		35.62%	9.21%	16.08%	11.68%	14.94%

1 On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2 An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.20%	1.95%	1.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%, 1.95%, and 1.95%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$670	$703	$203	$303	$203
3 years	$925	$1,027	$627	$627	$627
5 years	$1,199	$1,278	$1,078	$1,078	$1,078
10 years	$1,978	$2,131	$2,131	$2,327	$2,327

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Value FUND

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $ 698 million to $ 17 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of a fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

6.72%	20.02%	31.94%	24.21%	–13.24%	–6.29%	20.92%	–0.36%	–9.30%	33.63%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1997	17.97%
Worst Quarter: Quarter ended	September 30, 1998	(30.84)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Mid Cap Value Fund

Class A (return before taxes)	12/22/87	26.27%	5.27%	8.95%	N/A	N/A

Class A (return after taxes on distributions)		25.97%	4.98%	6.36%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		17.04%	4.34%	6.18%	N/A	N/A

Class B (return before taxes)	8/15/94	27.72%	5.38%	N/A	8.73%	N/A

Class C (return before taxes)	2/1/99	31.63%	N/A	N/A	N/A	6.32%

Russell Midcap Value Index[1] (reflects no deduction for fees, expenses, or taxes)		38.07%	8.73%	13.04%	13.50%	9.41%

1An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 8/31/94 and 1/31/99 for Class B and Class C shares, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Mid Cap Value FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.20%	1.95%	1.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%, 1.95%, and 1.95%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$670	$703	$203	$303	$203
3 years	$925	$1,027	$627	$627	$627
5 years	$1,199	$1,278	$1,078	$1,078	$1,078
10 years	$1,978	$2,131	$2,131	$2,327	$2,327

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 42 million to $ 2.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund’s total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund “closes out” the short position (by acquiring the security in the open market). The fund’s risk of loss also increases if the fund is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Other Information

As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the Fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC has begun an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1,2

56.80%	13.63%	–2.73%	136.23%	11.29%	5.15%	–25.80%	59.13%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	70.70%
Worst Quarter: Quarter ended	September 30, 1998	(30.87)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1,2]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Small Cap Growth Opportunities Fund

Class A (return before taxes)	8/1/95	50.40%	25.28%	24.65%	N/A	N/A

Class A (return after taxes on distributions)		50.27%	19.88%	19.59%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		32.92%	18.71%	18.64%	N/A	N/A

Class B (return before taxes)	3/1/99	52.83%	N/A	N/A	28.37%	N/A

Class C (return before taxes)	9/24/01	56.90%	N/A	N/A	N/A	20.31%

Russell 2000 Growth Index[3] (reflects no deduction for fees, expenses, or taxes)		48.54%	0.86%	4.01%	1.98%	12.63%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

3An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/95, 2/28/99, and 9/30/01, for Class A, Class B, and Class C shares, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%	1.40%	1.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.97%	2.72%	2.72%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%	(0.04)%	(0.04)%
Net Expenses (After Waivers)	1.93%	2.68%	2.68%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.93%, 2.68%, and 2.68%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$739	$775	$275	$375	$275
3 years	$1,134	$1,244	$844	$844	$844
5 years	$1,554	$1,640	$1,440	$1,440	$1,440
10 years	$2,720	$2,867	$2,867	$3,051	$3,051

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of December 31, 2003, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $ 63 million to $ 4.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Select FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

2.26%	17.14%	10.50%	20.51%	–8.07%	16.70%	19.71%	12.08%	–17.97%	44.19%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	27.35%
Worst Quarter: Quarter ended	September 30, 1998	(24.80)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Small Cap Select Fund

Class A (return before taxes)	5/6/92	36.27%	11.85%	9.89%	N/A	N/A

Class A (return after taxes on distributions)		33.48%	9.81%	7.57%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		23.80%	9.31%	7.26%	N/A	N/A

Class B (return before taxes)	3/6/95	38.11%	12.08%	N/A	10.37%	N/A

Class C (return before taxes)	9/24/01	42.19%	N/A	N/A	N/A	20.09%

Standard & Poor’s SmallCap 600 Index[2] (reflects no deduction for fees, expenses, or taxes)		38.79%	9.67%	11.43%	13.20%	17.23%

1 On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged, capitalization - weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The since inception performance of the index is calculated from 3/31/95 and 9/30/01 for Class B and Class C shares, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Select FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%	(0.04)%	(0.04)%
Net Expenses (After Waivers)	1.21%	1.96%	1.96%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.21%, 1.96%, and 1.96%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$670	$703	$203	$303	$203
3 years	$925	$1,027	$627	$627	$627
5 years	$1,199	$1,278	$1,078	$1,078	$1,078
10 years	$1,978	$2,131	$2,131	$2,327	$2,327

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 42 million to $ 2.1 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

–0.33%	47.30%	20.07%	20.07%	–8.47%	5.93%	20.15%	5.03%	–14.34%	42.92%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	18.85%
Worst Quarter: Quarter ended	September 30, 1998	(23.21)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Small Cap Value Fund

Class A (return before taxes)	1/1/88	35.05%	9.10%	11.60%	N/A	N/A

Class A (return after taxes on distributions)		33.94%	7.14%	9.17%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		23.41%	6.86%	8.76%	N/A	N/A

Class B (return before taxes)	11/24/97	36.91%	9.22%	N/A	5.75%	N/A

Class C (return before taxes)	2/1/99	40.81%	N/A	N/A	N/A	10.61%

Russell 2000 Value Index[2] (reflects no deduction for fees, expenses, or taxes)		46.03%	12.28%	12.70%	9.39%	13.03%

1Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund’s Class A share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 11/30/97 and 1/31/99 for Class B and Class C shares, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Small Cap Value FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.02)%	(0.02)%	(0.02)%
Net Expenses (After Waivers)	1.23%	1.98%	1.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%, 1.98%, and 1.98%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$670	$703	$203	$303	$203
3 years	$925	$1,027	$627	$627	$627
5 years	$1,199	$1,278	$1,078	$1,078	$1,078
10 years	$1,978	$2,131	$2,131	$2,327	$2,327

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Real Estate Securities FUND

Objective

Real Estate Securities Fund’s objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund’s total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

  equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
  mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
  hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

Risks of Real Estate Investment Trusts (REITs). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund’s portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Real Estate Securities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

30.63%	19.21%	–16.16%	–3.91%	31.96%	9.50%	7.13%	37.23%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1996	16.59%
Worst Quarter: Quarter ended	September 30, 1998	(9.78)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3	Inception Date	One Year	Five Years	Since Inception (Class A and Class B)	Since Inception (Class C)

Real Estate Securities Fund

Class A (return before taxes)	9/29/95	29.70%	14.04%	12.57%	N/A

Class A (return after taxes on distributions)		27.01%	11.32%	9.87%	N/A

Class A (return after taxes on distributions and sale of fund shares)		19.72%	10.42%	9.22%	N/A

Class B (return before taxes)	9/29/95	31.20%	14.27%	12.47%	N/A

Class C (return before taxes)	2/1/00	35.27%	N/A	N/A	19.99%

Morgan Stanley REIT Index[1] (reflects no deduction for fees, expenses, or taxes)		36.74%	14.12%	12.83%	19.59%

1An unmanaged index of the most actively traded real estate investment trusts. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 9/30/95, 9/30/95, and 1/31/00, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Real Estate Securities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.28%	2.03%	2.03%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.23%	1.98%	1.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%, 1.98%, and 1.98%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$673	$706	$206	$306	$206
3 years	$934	$1,037	$637	$637	$637
5 years	$1,214	$1,293	$1,093	$1,093	$1,093
10 years	$2,010	$2,163	$2,163	$2,358	$2,358

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Technology FUND

Objective

Technology Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund’s advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

  inexpensive computing power, such as personal computers.
  improved methods of communications, such as satellite transmission.
  technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund’s portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of the Technology Sector. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Technology FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1
40.93%	22.12%	6.91%	32.47%	191.79%	–45.85%	–55.71%	–42.14%	55.47%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	80.60%
Worst Quarter: Quarter ended	March 31, 2001	(48.79)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Technology Fund

Class A (return before taxes)	4/4/94	46.88%	(9.86)%	6.35%	N/A	N/A

Class A (return after taxes on distributions)		46.88%	(12.23)%	3.68%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		30.47%	(7.24)%	5.47%	N/A	N/A

Class B (return before taxes)	8/15/94	49.20%	(9.75)%	N/A	6.59%	N/A

Class C (return before taxes)	2/1/00	53.44%	N/A	N/A	N/A	(33.76)%

Merrill Lynch 100 Technology Index[2] (reflects no deduction for fees, expenses, or taxes)		68.89%	(0.17)%	14.18%	14.07%	(19.23)%

1Technology Fund’s 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

2An equally weighted index of the 100 largest technology companies, as measured by market capitalization. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 4/30/94, 8/31/94 and 1/31/00, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

Technology FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.29%	2.04%	2.04%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.06)%	(0.06)%	(0.06)%
Net Expenses (After Waivers)	1.23%	1.98%	1.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%, 1.98%, and 1.98%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$674	$707	$207	$307	$207
3 years	$936	$1,040	$640	$640	$640
5 years	$1,219	$1,298	$1,098	$1,098	$1,098
10 years	$2,021	$2,174	$2,174	$2,369	$2,369

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

International FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

9.41%	9.98%	4.68%	17.42%	50.47%	–15.58%	–23.52%	–19.10%	36.08%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	27.41%
Worst Quarter: Quarter ended	September 30, 2002	(19.18)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 3 [1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

International Fund

Class A (return before taxes)	5/2/94	28.58%	0.23%	4.12%	N/A	N/A

Class A (return after taxes on distributions)		28.36%	(1.06)%	2.86%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		18.57%	(0.38)%	2.88%	N/A	N/A

Class B (return before taxes)	3/6/95	30.06%	0.28%	N/A	5.09%	N/A

Class C (return before taxes)	9/24/01	33.96%	N/A	N/A	N/A	8.76%

Morgan Stanley Capital International Europe, Australasia, Far East Index[2] (reflects no deduction for fees, expenses, or taxes)		39.17%	0.26%	4.22%	4.32%	10.65%

1On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund’s assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 5/31/94, 3/31/95, and 9/30/01, respectively.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Fund Summaries

International FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.65%	2.40%	2.40%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%	(0.05)%	(0.05)%
Net Expenses (After Waivers)	1.60%	2.35%	2.35%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.60%, 2.35%, and 2.35%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$709	$743	$243	$343	$243
3 years	$1,042	$1,148	$748	$748	$748
5 years	$1,398	$1,480	$1,280	$1,280	$1,280
10 years	$2,397	$2,547	$2,547	$2,736	$2,736

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Buying Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class A, Class B, and Class C shares. Class S and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See “Calculating Your Share Price — Class B Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

  orders for Class B shares for $99,999 or more will be treated as orders for Class A shares.
  orders for Class C shares for $1 million or more will be treated as orders for Class A shares.
  orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For	12b-1 fees are equal to:

Class A shares	0.25% of average daily net assets
Class B shares	1% of average daily net assets
Class C shares	1% of average daily net assets

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions,

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Buying Shares continued

and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund’s Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A shares, these fees are paid immediately. For Class B and Class C shares, these fees are paid beginning one year after the shares are sold. The funds’ distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See “Buying Shares — Class B Shares.” The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Class A Shares. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

	Sales Charge
	As a % of Purchase Price	As a % of Net Amount Invested	Maximum Reallowance as a % of Purchase Price

Less than $50,000	5.50%	5.82%	5.00%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying you r investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Buying Shares continued

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class B Shares. Your purchase price for Class B shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds’ distributor pays a sales commission of 4.25% (4.00% for Technology Fund) of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds’ distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase of original fund shares	CDSC as a % of the value of your shares

First	5%
Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh	0%
Eighth	0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class C Shares. Your purchase price for Class C shares is their net asset value — there is no front-end sales charge . However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See “Class B Shares” above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Buying Shares continued

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number:  0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Selling Shares, Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Selling Shares continued

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the “old” fund will be added to the time you hold the shares of the “new” fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are either taxable as ordinary income or may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securities Fund are expected to consist primarily of ordinary income. It is not expected that a significant portion of the dividends paid by Real Estate Securities Fund will constitute “qualified dividends.”

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $ 127 billion in assets under management, including investment company assets of more than $ 58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Balanced Fund	0.51%
Equity Income Fund	0.66%
Large Cap Growth Opportunities Fund	0.68%
Large Cap Select Fund	0.78%
Large Cap Value Fund	0.66%
Mid Cap Growth Opportunities Fund	0.72%
Mid Cap Value Fund	0.71%
Small Cap Growth Opportunities Fund	1.55%
Small Cap Select Fund	0.74%
Small Cap Value Fund	0.75%
Real Estate Securities Fund	0.74%
Technology Fund	0.71%
International Fund	1.17%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had $7.4 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Management continued

Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Duration. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

Effective Maturity. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

Risks of the Real Estate Sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Risks of the Technology Sector. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

More About The Funds continued

expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Risks of Real Estate Investment Trusts (REITs). Real Estate Securities Fund invests a majority of its assets in REITs . Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Risks of International Investing. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk. International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

More About The Funds continued

traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Smaller-Capitalization Companies. The securities of smaller-capitalization companies involve substantial risk. Smaller- capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability, and the sub-advisor’s ability for the International Fund, to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Interest Rate Risk. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

More About The Funds continued

will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

Call Risk. Balanced Fund’s investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Risks of Dollar Roll Transactions. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A, Class B and Class C shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period . Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Balanced Growth Fund were exchanged for Class A shares of the First American Balanced Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Large Cap Core Equity Fund were exchanged for Class A shares of the First American Large Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MidCap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Small Cap Core Equity Fund were exchanged for Class A shares of the First American Small Cap Select Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MicroCap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Equity Income Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and International Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Additional Information

Financial Highlights continued

Balanced Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003	2002[1]		2000	1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$8.38	$9.50	$13.83	$12.39	$12.30	$12.57

Investment Operations:
Net Investment Income	0.17	0.20	0.18	0.23	0.20	0.23
Realized and Unrealized Gains (Losses) on Investments	1.08	(1.12)	(2.24)	2.12	0.49	0.77

Total From Investment Operations	1.25	(0.92)	(2.06)	2.35	0.69	1.00

Less Distributions:
Dividends (from net investment income)	(0.16)	(0.20)	(0.20)	(0.22)	(0.20)	(0.24)
Distributions (from net realized gains)	—	—	(2.07)	(0.69)	(0.40)	(1.03)

Total Distributions	(0.16)	(0.20)	2.27	(0.91)	(0.60)	(1.27)

Net Asset Value, End of Period	$9.47	$8.38	$9.50	$13.83	$12.39	$12.30

Total Return[3]	14.98%	(9.90)%	(17.03)%	19.46%	5.56%	8.60%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$98,016	$98,557	$127,590	$54,380	$53,807	$59,657
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.22%	1.22%	1.18%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75%	2.07%	1.96%	1.66%	1.59%	1.91%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.23%	1.23%	1.28%	1.28%	1.25%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.57%	1.89%	1.90%	1.60%	1.52%	1.67%
Portfolio Turnover Rate	156%	79%	54%	79%	69%	56%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Class B Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31,
	2003	2002[1]		2000	1999[3]

Per Share Data
Net Asset Value, Beginning of Period	$8.32	$9.44	$13.75	$12.33	$12.37

Investment Operations:
Net Investment Income	0.10	0.13	0.17	0.13	0.07
Realized and Unrealized Gains (Losses) on Investments	1.08	(1.12)	(2.29)	2.11	(0.04)

Total From Investment Operations	1.18	(0.99)	(2.12)	2.24	0.03

Less Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.13)	(0.14)	(0.07)
Distributions (from net realized gains)	—	—	(2.06)	(0.68)	—

Total Distributions	(0.09)	(0.13)	(2.19)	(0.82)	(0.07)

Net Asset Value, End of Period	$9.41	$8.32	$9.44	$13.75	$12.33

Total Return[4]	14.25%	(10.64)%	(17.64)%	18.77%	0.25%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$33,015	$35,641	$47,150	$2,243	$630
Ratio of Expenses to Average Net Assets	1.80%	1.80%	1.93%	1.97%	1.97%
Ratio of Net Investment Income (Loss) to Averag Net Assets	1.00%	1.32%	1.22%	0.91%	0.87%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.98%	1.98%	1.99%	2.03%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.82%	1.14%	1.16%	0.85%	0.81%
Portfolio Turnover Rate	156%	79%	54%	79%	69%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Balanced Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.35	$9.49	$9.29

Investment Operations:
Net Investment Income	0.09	0.13	—
Realized and Unrealized Gains (Losses) on Investments	1.10	(1.14)	0.20

Total From Investment Operations	1.19	(1.01)	0.20

Less Distributions:
Dividends (from net investment income)	(0.10)	(0.13)	—

Total Distributions	(0.10)	(0.13)	—

Net Asset Value, End of Period	$9.44	$8.35	$9.49

Total Return[3]	14.24%	(10.77)%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$7,089	$2,233	$2,351
Ratio of Expenses to Average Net Assets	1.80%	1.80%	0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.99%	1.32%	2.20%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.98%	1.98%	0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.81%	1.14%	2.20%
Portfolio Turnover Rate	156%	79%	54%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Equity Income Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$9.58	$12.13	$16.29	$15.94	$15.70

Investment Operations:
Net Investment Income	0.18	0.16	0.29	0.28	0.36
Realized and Unrealized Gains (Losses) on Investments	1.99	(2.48)	(0.74)	1.45	1.15

Total From Investment Operations	2.17	(2.32)	(0.45)	1.73	1.51

Less Distributions:
Dividends (from net investment income)	(0.19)	(0.19)	(0.32)	(0.28)	(0.37)
Distributions (from net realized gains)	—	(0.04)	(3.39)	(1.10)	(0.90)

Total Distributions	(0.19)	(0.23)	(3.71)	(1.38)	(1.27)

Net Asset Value, End of Period	$11.56	$9.58	$12.13	$16.29	$15.94

Total Return[2]	22.81%	(19.51)%	(3.89)%	11.11%	9.74%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$144,282	$128,142	$24,557	$20,607	$18,970
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70%	1.43%	1.97%	1.69%	2.01%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.20%	1.15%	1.14%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.65%	1.38%	1.82%	1.55%	1.88%
Portfolio Turnover Rate	43%	38%	33%	36%	35%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$9.52	$12.07	$16.24	$15.90	$15.65

Investment Operations:
Net Investment Income	0.10	0.09	0.18	0.18	0.24
Realized and Unrealized Gains (Losses) on Investments	1.98	(2.49)	(0.75)	1.44	1.16

Total From Investment Operations	2.08	(2.40)	(0.57)	1.62	1.40

Less Distributions:
Dividends (from net investment income)	(0.11)	(0.11)	(0.21)	(0.18)	(0.25)
Distributions (from net realized gains)	—	(0.04)	(3.39)	(1.10)	(0.90)

Total Distributions	(0.11)	(0.15)	(3.60)	(1.28)	(1.15)

Net Asset Value, End of Period	$11.49	$9.52	$12.07	$16.24	$15.90

Total Return[2]	21.97%	(20.10)%	(4.64)%	10.35%	9.10%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$22,156	$18,699	$11,516	$10,366	$10,971
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.95%	0.80%	1.20%	0.95%	1.34%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.95%	1.95%	1.90%	1.89%	1.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.90%	0.75%	1.05%	0.81%	1.21%
Portfolio Turnover Rate	43%	38%	33%	36%	35%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Equity Income Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000	1999[2]

Per Share Data
Net Asset Value, Beginning of Period	$9.54	$12.09	$16.28	$15.93	$16.62

Investment Operations:
Net Investment Income	0.10	0.10	0.18	0.19	0.21
Realized and Unrealized Gains (Losses) on Investments	1.98	(2.50)	(0.76)	1.44	(0.70)

Total From Investment Operations	2.08	(2.40)	(0.58)	1.63	(0.49)

Less Distributions:
Dividends (from net investment income)	(0.11)	(0.11)	(0.22)	(0.18)	(0.20)
Distributions (from net realized gains)	—	(0.04)	(3.39)	(1.10)	—

Total Distributions	(0.11)	(0.15)	(3.61)	(1.28)	(0.20)

Net Asset Value, End of Period	$11.51	$9.54	$12.09	$16.28	$15.93

Total Return[3]	21.95%	(20.08)%	(4.74)%	10.41%	(3.02)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$19,386	$11,171	$8,028	$2,511	$1,700
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.75%	1.75%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.95%	0.86%	1.20%	0.88%	0.65%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.95%	1.95%	1.90%	1.89%	1.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.90%	0.81%	1.05%	0.74%	0.53%
Portfolio Turnover Rate	43%	38%	33%	36%	35%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Growth Opportunities Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003 [1]	2002[1]		2000[1]	1999[1]	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$19.16	$24.44	$43.33	$37.96	$35.72	$35.27

Investment Operations:
Net Investment Income (Loss)	—	—	(0.01)	(0.15)	(0.12)	(0.02)
Realized and Unrealized Gains (Losses) on Investments	3.73	(5.23)	(14.00)	7.55	6.42	5.66

Total From Investment Operations	3.73	(5.23)	(14.01)	7.40	6.30	5.64

Less Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	—	—	(0.02)	(0.02)
Distributions (from net realized gains)	—	—	(4.88)	(2.03)	(4.04)	(5.17)

Total Distributions	(0.05)	(0.05)	(4.88)	(2.03)	4.06	(5.19)

Net Asset Value, End of Period	$22.84	$19.16	$24.44	$43.33	$37.96	$35.72

Total Return[3]	19.50%	(21.46)%	(35.83)%	19.92%	17.92%	18.58%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$93,331	$24,647	$34,330	$51,232	$47,238	$38,213
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.20%	1.20%	1.19%	1.14%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.02)%	(0.02)%	(0.04)%	(0.35)%	(0.31)%	(0.05)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.22%	1.24%	1.21%	1.20%	1.21%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.06)%	(0.09)%	(0.08)%	(0.36)%	(0.32)%	(0.12)%
Portfolio Turnover Rate	83%	43%	40%	60%	59%	52%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31, 2000[1]	Fiscal period ended October 31, 1999[1,3]
Class B Shares	2003 [1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$18.64	$23.94	$42.80	$37.78	$36.92

Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.18)	(0.22)	(0.47)	(0.29)
Realized and Unrealized Gains (Losses) on Investments	3.64	(5.09)	(13.76)	7.52	1.15

Total From Investment Operations	3.46	(5.27)	(13.98)	7.05	0.86

Less Distributions:
Dividends (from net investment income)	—	(0.03)	—	—	—
Distributions (from net realized gains)	—	—	(4.88)	(2.03)	—

Total Distributions	—	(0.03)	(4.88)	(2.03)	—

Net Asset Value, End of Period	$22.10	$18.64	$23.94	$42.80	$37.78

Total Return[4]	18.58%	(22.06)%	(36.28)%	19.06%	2.33%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$37,853	$2,928	$2,954	$1,483	$722
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.93%	1.95%	1.96%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.84)%	(0.75)%	(0.79)%	(1.10)%	(1.17)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.94%	1.97%	1.97%	1.96%	1.97%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.88)%	(0.82)%	(0.83)%	(1.11)%	(1.18)%
Portfolio Turnover Rate	83%	43%	40%	60%	59%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Growth Opportunities Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003 [1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$19.03	$24.44	$23.75

Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.18)	—
Realized and Unrealized Gains (Losses) on Investments	3.72	(5.19)	0.69

Total From Investment Operations	3.54	(5.37)	0.69

Less Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	—

Total Distributions	(0.02)	(0.04)	—

Net Asset Value, End of Period	$22.55	$19.03	$24.44

Total Return[3]	18.60%	(22.03)%	2.95%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$15,365	$476	$—
Ratio of Expenses to Average Net Assets	1.90%	1.90%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81)%	(0.73)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.94%	1.97%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.85)%	(0.80)%	—
Portfolio Turnover Rate	83%	43%	40%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Select Fund

Class A Shares	Fiscal period ended September 30, 2003[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.03
Realized and Unrealized Gains (Losses) on Investments	1.46

Total From Investment Operations	1.49

Less Distributions:
Dividends (from net investment income)	(0.04)

Total Distributions	(0.04)

Net Asset Value, End of Period	$11.45

Total Return[3]	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$215
Ratio of Expenses to Average Net Assets	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.33%
Portfolio Turnover Rate	65%

1Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Class B Shares	Fiscal period ended September 30, 2003[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	(0.03)
Realized and Unrealized Gains (Losses) on Investments	1.45

Total From Investment Operations	1.42

Less Distributions:
Dividends (from net investment income)	(0.01)

Total Distributions	(0.01)

Net Asset Value, End of Period	$11.41

Total Return[3]	14.18%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$113
Ratio of Expenses to Average Net Assets	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.44)%
Portfolio Turnover Rate	65%

1Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Select Fund (continued)

Class C Shares	Fiscal period ended September 30, 2003[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	(0.02)
Realized and Unrealized Gains (Losses) on Investments	1.45

Total From Investment Operations	1.43

Less Distributions:
Dividends (from net investment income)	(0.01)

Total Distributions	(0.01)

Net Asset Value, End of Period	$11.42

Total Return[3]	14.27%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$26
Ratio of Expenses to Average Net Assets	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.41)%
Portfolio Turnover Rate	65%

1Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Value Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$12.77	$15.98	$20.59	$23.12	$22.39

Investment Operations:
Net Investment Income	0.18	0.14	0.16	0.17	0.19
Realized and Unrealized Gains (Losses) on Investments	2.20	(3.21)	(2.67)	0.22	4.44

Total From Investment Operations	2.38	(3.07)	(2.51)	0.39	4.63

Less Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.16)	(0.17)	(0.20)
Distributions (from net realized gains)	—	—	(1.94)	(2.75)	(3.70)

Total Distributions	(0.18)	(0.14)	(2.10)	(2.92)	(3.90)

Net Asset Value, End of Period	$14.97	$12.77	$15.98	$20.59	$23.12

Total Return[2]	18.71%	(19.37)%	(13.72)%	0.92%	21.93%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$88,024	$85,182	$94,064	$138,146	$177,251
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	0.86%	0.88%	(0.45)%	0.82%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.20%	1.15%	1.13%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.25%	0.81%	0.78%	(0.53)%	0.72%
Portfolio Turnover Rate	94%	82%	64%	68%	61%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$12.55	$15.71	$20.30	$22.87	$22.21

Investment Operations:
Net Investment Income	0.08	0.02	0.02	0.05	0.07
Realized and Unrealized Gains (Losses) on Investments	2.15	(3.15)	(2.63)	0.18	4.36

Total From Investment Operations	2.23	(3.13)	(2.61)	0.23	4.43

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	(0.04)	(0.05)	(0.07)
Distributions (from net realized gains)	—	—	(1.94)	(2.75)	(3.70)

Total Distributions	(0.08)	(0.03)	(1.98)	(2.80)	(3.77)

Net Asset Value, End of Period	$14.70	$12.55	$15.71	$20.30	$22.87

Total Return[2]	17.83%	(19.96)%	(14.42)%	0.17%	21.07%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$30,987	$33,720	$38,108	$49,662	$61,711
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.11%	0.13%	(1.20)%	0.07%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.95%	1.95%	1.90%	1.88%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.51%	0.06%	0.03%	(1.28)%	(0.03)%
Portfolio Turnover Rate	94%	82%	64%	68%	61%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Large Cap Value Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000	1999[2]

Per Share Data
Net Asset Value, Beginning of Period	$12.70	$15.90	$20.51	$23.09	$22.79

Investment Operations:
Net Investment Income	0.08	0.02	0.02	0.06	0.08
Realized and Unrealized Gains (Losses) on Investments	2.17	(3.19)	(2.65)	0.17	0.30

Total From Investment Operations	2.25	(3.17)	(2.63)	0.23	0.38

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	(0.04)	(0.06)	(0.08)
Distributions (from net realized gains)	—	—	(1.94)	(2.75)	—

Total Distributions	(0.08)	(0.03)	(1.98)	(2.81)	(0.08)

Net Asset Value, End of Period	$14.87	$12.70	$15.90	$20.51	$23.09

Total Return[3]	17.76%	(19.97)%	(14.36)%	0.17%	1.65%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$6,844	$7,524	$10,141	$6,551	$1,398
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.11%	0.12%	(1.20)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.95%	1.95%	1.90%	1.88%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.51%	0.06%	0.02%	(1.28)%	(0.10)%
Portfolio Turnover Rate	94%	82%	64%	68%	61%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Mid Cap Growth Opportunities Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003 [1]	2002		2000[1]	1999[1]	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$26.45	$28.33	$54.63	$37.80	$37.59	$44.36

Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.11)	(0.06)	(0.18)	(0.08)	(0.24)
Realized and Unrealized Gains (Losses) on Investments	7.41	(1.77)	(8.40)	17.80	0.60	(2.07)

Total From Investment Operations	7.23	(1.88)	(8.46)	17.62	0.52	(2.31)

Less Distributions:
Distributions (from net realized gains)	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Total Distributions	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Net Asset Value, End of Period	$33.68	$26.45	$28.33	$54.63	$37.80	$37.59

Total Return[3]	27.33%	(6.64)%	(20.00)%	47.23%	1.31%	(5.91)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$154,499	$75,002	$82,043	$108,326	$95,758	$136,146
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.19%	1.13%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.58)%	(0.34)%	(0.19)%	(0.38)%	(0.21)%	(0.57)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.22%	1.22%	1.21%	1.20%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.63)%	(0.40)%	(0.21)%	(0.40)%	(0.23)%	(0.64)%
Portfolio Turnover Rate	145%	162%	204%	205%	140%	77%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Class B Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31,
	2003 [1]	2002		2000[2]	1999[2,3]

Per Share Data
Net Asset Value, Beginning of Period	$25.56	$27.59	$53.97	$37.63	$37.57

Investment Operations:
Net Investment Income (Loss)	(0.39)	(0.18)	(0.29)	(0.53)	(0.23)
Realized and Unrealized Gains (Losses) on Investments	7.13	(1.85)	(8.25)	17.66	0.29

Total From Investment Operations	6.74	(2.03)	(8.54)	17.13	0.06

Less Distributions:
Distributions (from net realized gains)	—	—	(17.84)	(0.79)	—

Total Distributions	—	—	(17.84)	(0.79)	—

Net Asset Value, End of Period	$32.30	$25.56	$27.59	$53.97	$37.63

Total Return[4]	26.37%	(7.36)%	(20.60)%	46.13%	0.16%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,055	$4,227	$2,606	$666	$126
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.94%	1.95%	1.95%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.33)%	(1.08)%	(0.95)%	(1.13)%	(0.89)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.01%	1.97%	1.97%	1.97%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.38)%	(1.14)%	(0.98)%	(1.15)%	(0.91)%
Portfolio Turnover Rate	145%	162%	204%	205%	140%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Mid Cap Growth Opportunities Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003 [1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$26.29	$28.33	$27.40

Investment Operations:
Net Investment Income (Loss)	(0.40)	(0.10)	—
Realized and Unrealized Gains (Losses) on Investments	7.35	(1.94)	0.93

Total From Investment Operations	6.95	(2.04)	0.93

Less Distributions:
Total Distributions	—	—	—

Net Asset Value, End of Period	$33.24	$26.29	$28.33

Total Return[3]	26.43%	(7.20)%	3.39%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$12,649	$1,136	$—
Ratio of Expenses to Average Net Assets	1.95%	1.95%	—
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.33)%	(1.07)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.01%	—
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.38)%	(1.13)%	—
Portfolio Turnover Rate	145%	162%	204%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Mid Cap Value Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$13.29	$13.74	$14.62	$12.95	$15.04

Investment Operations:
Net Investment Income	0.18	0.13	0.10	0.08	0.10
Realized and Unrealized Gains (Losses) on Investments	2.96	(0.44)	(0.88)	1.67	1.26

Total From Investment Operations	3.14	(0.31)	(0.78)	1.75	1.36

Less Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	(0.10)	(0.08)	(0.10)
Distributions (from net realized gains)	—	—	—	—	(3.35)
Distributions (from return of capital)	(0.01)	(0.04)	—	—	—

Total Distributions	(0.13)	(0.14)	(0.10)	(0.08)	(3.45)

Net Asset Value, End of Period	$16.30	$13.29	$13.74	$14.62	$12.95

Total Return[2]	23.71%	(2.41)%	(5.41)%	13.58%	8.03%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$16,598	$13,083	$13,583	$13,568	$20,148
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.21%	0.83%	0.67%	0.53%	0.63%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.15%	1.19%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.16%	0.77%	0.67%	0.49%	0.60%
Portfolio Turnover Rate	102%	90%	104%	141%	121%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$12.92	$13.37	$14.28	$12.67	$14.80

Investment Operations:
Net Investment Income (Loss)	0.07	0.01	(0.01)	0.02	0.04
Realized and Unrealized Gains (Losses) on Investments	2.87	(0.41)	(0.88)	1.61	1.22

Total From Investment Operations	2.94	(0.40)	(0.89)	1.63	1.26

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.01)	(0.02)	(0.02)	(0.04)
Distributions (from net realized gains)	—	—	—	—	(3.35)
Distributions (from return of capital)	(0.01)	(0.04)	—	—	—

Total Distributions	(0.05)	(0.05)	(0.02)	(0.02)	(3.39)

Net Asset Value, End of Period	$15.81	$12.92	$13.37	$14.28	$12.67

Total Return[2]	22.84%	(3.07)%	(6.21)%	12.85%	7.38%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$10,154	$10,410	$11,311	$12,495	$19,072
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.90%	1.90%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.08%	(0.08)%	(0.22)%	(0.13)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.01%	1.90%	1.94%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.45%	0.02%	(0.08)%	(0.26)%	(0.16)%
Portfolio Turnover Rate	102%	90%	104%	141%	121%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Mid Cap Value Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000	1999[2]

Per Share Data
Net Asset Value, Beginning of Period	$13.17	$13.63	$14.55	$12.92	$13.69

Investment Operations:
Net Investment Income	0.07	0.01	(0.01)	0.02	0.06
Realized and Unrealized Gains (Losses) on Investments	2.93	(0.43)	(0.89)	1.63	(0.78)

Total From Investment Operations	3.00	(0.42)	(0.90)	1.65	(0.72)

Less Distributions:
Dividends (from net investment income)	(0.04)	—	(0.02)	(0.02)	(0.05)
Distributions (from return of capital)	(0.01)	(0.04)	—	—	—

Total Distributions	(0.05)	(0.04)	(0.02)	(0.02)	(0.05)

Net Asset Value, End of Period	$16.12	$13.17	$13.63	$14.55	$12.92

Total Return[3]	22.84%	(3.09)%	(6.17)%	12.81%	(5.25)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,916	$3,207	$3,312	$1,430	$164
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.90%	1.90%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.51%	0.08%	(0.04)%	(0.15)%	0.29%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.01%	1.90%	1.93%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.46%	0.02%	(0.04)%	(0.18)%	0.26%
Portfolio Turnover Rate	102%	90%	104%	141%	121%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Growth Opportunities Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003 [1]	2002		2000[1]	1999	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$13.86	$16.89	$31.26	$21.80	$12.38	$17.47

Investment Operations:
Net Investment Income (Loss)	(0.28)	(0.26)	(0.17)	(0.40)	(0.26)	(0.25)
Realized and Unrealized Gains (Losses) on Investments	8.37	(2.74)	(5.20)	15.99	9.71	(3.17)

Total From Investment Operations	8.09	(3.00)	(5.37)	15.59	9.45	(3.42)

Less Distributions:
Distributions (from net realized gains)	—	—	(9.00)	(6.13)	(0.03)	(1.67)
Distributions (from return of capital)	—	(0.03)	—	—	—	—

Total Distributions	—	(0.03)	(9.00)	(6.13)	(0.03)	(1.67)

Net Asset Value, End of Period	$21.95	$13.86	$16.89	$31.26	$21.80	$12.38

Total Return[3]	58.37%	(17.84)%	(21.51)%	87.43%	76.54%	(21.71)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$81,999	$44,834	$45,233	$43,031	$21,988	$12,419
Ratio of Expenses to Average Net Assets	1.93%	1.93%	1.93%	1.96%	2.01%	1.99%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.63)%	(1.53)%	(0.91)%	(1.31)%	(1.43)%	(1.63)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.97%	1.97%	1.99%	1.96%	2.02%	2.06%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.67)%	(1.57)%	(0.97)%	(1.31)%	(1.44)%	(1.70)%
Portfolio Turnover Rate	137%	123%	125%	179%	200%	136%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Class B Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31,
	2003 [1]	2002		2000[1]	1999[1,3]

Per Share Data
Net Asset Value, Beginning of Period	$13.39	$16.44	$30.84	$21.69	$13.74

Investment Operations:
Net Investment Income (Loss)	(0.40)	(0.39)	(0.31)	(0.61)	(0.30)
Realized and Unrealized Gains (Losses) on Investments	8.06	(2.63)	(5.09)	15.89	8.25

Total From Investment Operations	7.66	(3.02)	(5.40)	15.28	7.95

Less Distributions:
Distributions (from net realized gains)	—	—	(9.00)	(6.13)	—
Distributions (from return of capital)	—	(0.03)	—	—	—

Total Distributions	—	(0.03)	(9.00)	(6.13)	—

Net Asset Value, End of Period	$21.05	$13.39	$16.44	$30.84	$21.69

Total Return[4]	57.21%	(18.45)%	(22.07)%	86.13%	57.86%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$6,441	$3,779	$3,165	$2,136	$140
Ratio of Expenses to Average Net Assets	2.68%	2.68%	2.68%	2.71%	2.78%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(2.38)%	(2.28)%	(1.68)%	(2.06)%	(2.36)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.72%	2.72%	2.74%	2.71%	2.78%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(2.42)%	(2.32)%	(1.74)%	(2.06)%	(2.36)%
Portfolio Turnover Rate	137%	123%	125%	179%	200%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Growth Opportunities Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003 [1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$13.77	$16.90	$16.34

Investment Operations:
Net Investment Income (Loss)	(0.43)	(0.19)	—
Realized and Unrealized Gains (Losses) on Investments	8.31	(2.91)	0.56

Total From Investment Operations	7.88	(3.10)	0.56

Less Distributions:
Distributions (from return of capital)	—	(0.03)	—

Total Distributions	—	(0.03)	—

Net Asset Value, End of Period	$21.65	$13.77	$16.90

Total Return[3]	57.23%	(18.42)%	3.43%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,529	$260	$1
Ratio of Expenses to Average Net Assets	2.68%	2.68%	1.63%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(2.38)%	(2.31)%	(0.41)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.72%	2.72%	1.76%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(2.42)%	(2.35)%	(0.54)%
Portfolio Turnover Rate	137%	123%	125%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Select Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003 [1]	2002[1]			1999[1]	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.68	$11.97	$17.60	$13.84	$11.86	$15.03

Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10)	(0.03)	(0.10)	(0.07)	(0.06)
Realized and Unrealized Gains (Losses) on Investments	3.93	(0.30)	(1.89)	4.13	2.10	(1.89)

Total From Investment Operations	3.84	(0.40)	(1.92)	4.03	2.03	(1.95)

Less Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from net realized gains)	—	(0.89)	(3.71)	(0.26)	(0.05)	(1.22)

Total Distributions	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Net Asset Value, End of Period	$14.52	$10.68	$11.97	$17.60	$13.84	$11.86

Total Return[4]	35.96%	(4.56)%	(12.63)%	29.65%	17.21%	(14.19)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$73,445	$33,586	$17,351	$9,538	$8,885	$11,601
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.19%	1.28%	1.26%	1.25%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.73)%	(0.81)%	(0.24)%	(0.01)%	(0.57)%	(0.45)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.25%	1.22%	1.39%	1.36%	1.35%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.77)%	(0.85)%	(0.27)%	(0.12)%	(0.67)%	(0.55)%
Portfolio Turnover Rate	145%	171%	204%	91%	72%	70%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3 For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31 . All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Class B Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003 [1]	2002[1]			1999[1]	1998

Per Share Data
Net Asset Value, Beginning of Period	$9.95	$11.28	$16.90	$13.38	$11.53	$14.74

Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.19)	(0.12)	(0.13)	(0.16)	(0.14)
Realized and Unrealized Gains (Losses) on Investments	3.64	(0.25)	(1.79)	3.92	2.06	(1.85)

Total From Investment Operations	3.47	(0.44)	(1.91)	3.79	1.90	(1.99)

Less Distributions:
Distributions (from net realized gains)	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Total Distributions	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Net Asset Value, End of Period	$13.42	$9.95	$11.28	$16.90	$13.38	$11.53

Total Return[4]	34.88%	(5.23)%	(13.21)%	28.81%	16.57%	(14.79)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,541	$4,613	$1,979	$1,331	$1,094	$1,286
Ratio of Expenses to Average Net Assets	1.96%	1.96%	1.93%	1.98%	1.96%	1.95%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.48)%	(1.56)%	(0.99)%	(0.71)%	(1.27)%	(1.15)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.00%	1.97%	2.09%	2.06%	2.05%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.52)%	(1.60)%	(1.03)%	(0.82)%	(1.37)%	(1.25)%
Portfolio Turnover Rate	145%	171%	204%	91%	72%	70%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3 For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31 . All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Select Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003 [1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.62	$11.97	$11.72

Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.20)	—
Realized and Unrealized Gains (Losses) on Investments	3.88	(0.26)	0.25

Total From Investment Operations	3.70	(0.46)	0.25

Less Distributions:
Distributions (from net realized gains)	—	(0.89)	—

Total Distributions	—	(0.89)	—

Net Asset Value, End of Period	$14.32	$10.62	$11.97

Total Return[3]	34.84%	(5.09)%	2.13%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,128	$3,096	$—
Ratio of Expenses to Average Net Assets	1.96%	1.96%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.47)%	(1.61)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.02%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.51)%	(1.67)%	—
Portfolio Turnover Rate	145%	171%	204%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Value Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.26	$13.40	$17.09	$13.94	$13.58

Investment Operations:
Net Investment Income (Loss)	—	(0.02)	0.02	(0.01)	0.01
Realized and Unrealized Gains (Losses) on Investments	3.02	(0.13)	(0.97)	3.23	1.47

Total From Investment Operations	3.02	(0.15)	(0.95)	3.22	1.48

Less Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	(0.01)
Distributions (from net realized gains)	—	(1.99)	(2.69)	(0.07)	(1.11)

Total Distributions	—	(1.99)	(2.74)	(0.07)	(1.12)

Net Asset Value, End of Period	$14.28	$11.26	$13.40	$17.09	$13.94

Total Return[2]	26.86%	(2.19)%	(6.36)%	23.19%	11.12%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$32,416	$27,205	$34,292	$35,858	$11,567
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.15%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	(0.12)%	0.11%	(0.13)%	(0.17)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.15%	1.16%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	—	(0.15)%	0.11%	(0.15)%	(0.17)%
Portfolio Turnover Rate	49%	37%	53%	73%	44%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.80	$13.01	$16.76	$13.77	$13.53

Investment Operations:
Net Investment Loss	(0.08)	(0.11)	(0.09)	(0.09)	0.02
Realized and Unrealized Gains (Losses) on Investments	2.88	(0.11)	(0.97)	3.15	1.33

Total From Investment Operations	2.80	(0.22)	(1.06)	3.06	1.35

Less Distributions:
Distributions (from net realized gains)	—	(1.99)	(2.69)	(0.07)	(1.11)

Total Distributions	—	(1.99)	(2.69)	(0.07)	(1.11)

Net Asset Value, End of Period	$13.60	$10.80	$13.01	$16.76	$13.77

Total Return[2]	25.93%	(2.91)%	(7.24)%	22.31%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$12,560	$12,008	$12,392	$13,646	$1,005
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.90%	1.88%	1.89%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.73)%	(0.87)%	(0.64)%	(0.89)%	(0.93)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	(2.01)%	1.90%	1.90%	1.89%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.75)%	(0.90)%	(0.64)%	(0.91)%	(0.93)%
Portfolio Turnover Rate	49%	37%	53%	73%	44%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Small Cap Value Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000	1999[2]

Per Share Data
Net Asset Value, Beginning of Period	$10.91	$13.13	$16.88	$13.87	$13.48

Investment Operations:
Net Investment Income	(0.09)	(0.11)	(0.10)	(0.06)	0.01
Realized and Unrealized Gains (Losses) on Investments	2.92	(0.12)	(0.95)	3.14	0.38

Total From Investment Operations	2.83	(0.23)	(1.05)	3.08	0.39

Less Distributions:
Dividends (from net investment income)	—	—	(0.01)	—	—
Distributions (from net realized gains)	—	(1.99)	(2.69)	(0.07)	—

Total Distributions	—	(1.99)	(2.70)	(0.07)	—

Net Asset Value, End of Period	$13.74	$10.91	$13.13	$16.88	$13.87

Total Return[3]	25.94%	(2.96)%	(7.08)%	22.29%	2.89%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,354	$4,873	$4,547	$1,099	$116
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.90%	1.88%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%	(0.87)%	(0.65)%	(0.84)%	(1.04)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.00%	2.01%	1.90%	1.91%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.76)%	(0.90)%	(0.65)%	(0.87)%	(1.04)%
Portfolio Turnover Rate	49%	37%	53%	73%	44%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Real Estate Securities Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$13.68	$13.12	$12.71	$10.78	$12.17

Investment Operations:
Net Investment Income	0.69	0.71	0.76	0.74	0.65
Realized and Unrealized Gains (Losses) on Investments	2.65	0.61	0.32	2.00	(1.36)

Total From Investment Operations	3.34	1.32	1.08	2.74	(0.71)

Less Distributions:
Dividends (from net investment income)	(0.69)	(0.69)	(0.64)	(0.79)	(0.67)
Distributions (from net realized gains)	(0.33)	—	—	—	—
Distributions (from return of capital)	—	(0.07)	(0.03)	(0.02)	(0.01)

Total Distributions	(1.02)	(0.76)	(0.67)	(0.81)	(0.68)

Net Asset Value, End of Period	$16.00	$13.68	$13.12	$12.71	$10.78

Total Return[2]	25.92%	10.07%	8.69%	26.68%	(5.89)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$35,754	$15,422	$2,421	$2,035	$1,518
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.04%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.82%	5.06%	5.89%	6.59%	5.52%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.28%	1.32%	1.25%	1.24%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.77%	4.97%	5.68%	6.40%	5.39%
Portfolio Turnover Rate	69%	99%	85%	45%	21%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$13.55	$13.02	$12.61	$10.69	$12.08

Investment Operations:
Net Investment Income	0.57	0.59	0.65	0.64	0.55
Realized and Unrealized Gains (Losses) on Investments	2.64	0.61	0.33	2.00	(1.34)

Total From Investment Operations	3.21	1.20	0.98	2.64	0.79

Less Distributions:
Dividends (from net investment income)	(0.58)	(0.60)	(0.54)	(0.69)	(0.57)
Distributions (from net realized gains)	(0.33)	—	—	—	—
Distributions (from return of capital)	—	(0.07)	(0.03)	(0.03)	(0.03)

Total Distributions	(0.91)	(0.67)	(0.57)	(0.72)	(0.60)

Net Asset Value, End of Period	$15.85	$13.55	$13.02	$12.61	$10.69

Total Return[2]	25.03%	9.21%	7.93%	25.81%	(6.68)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$3,559	$2,577	$1,724	$1,874	$2,192
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.79%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.10%	4.27%	5.13%	5.79%	4.75%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.03%	2.07%	2.00%	1.99%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.05%	4.18%	4.92%	5.60%	4.62%
Portfolio Turnover Rate	69%	99%	85%	45%	21%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Real Estate Securities Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000[2]

Per Share Data
Net Asset Value, Beginning of Period	$13.62	$13.08	$12.68	$10.61

Investment Operations:
Net Investment Income	0.59	0.62	0.69	0.50
Realized and Unrealized Gains (Losses) on Investments	2.62	0.59	0.30	2.14

Total From Investment Operations	3.21	1.21	0.99	2.64

Less Distributions:
Dividends (from net investment income)	(0.61)	(0.60)	(0.59)	(0.57)
Distributions (from net realized gains)	(0.33)	—	—	—
Distributions (from return of capital)	—	(0.07)	—	—

Total Distributions	(0.94)	(0.67)	(0.59)	(0.57)

Net Asset Value, End of Period	$15.89	$13.62	$13.08	$12.68

Total Return[3]	24.88%	9.27%	7.93%	25.56%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$3,229	$986	$341	$164
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.79%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.12%	4.43%	5.27%	5.79%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.03%	2.07%	2.00%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.07%	4.34%	5.06%	5.60%
Portfolio Turnover Rate	69%	99%	85%	45%

1Per share data calculated using average shares outstanding method.

2 Class C shares have been offered since February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Technology Fund

	Fiscal year ended September 30,
Class A Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$4.29	$6.36	$47.68	$34.22	$15.60

Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.07)	(0.15)	(0.35)	(0.18)
Realized and Unrealized Gains (Losses) on Investments	2.79	(2.00)	(33.55)	24.87	19.55

Total From Investment Operations	2.76	(2.07)	(33.70)	24.52	19.37

Less Distributions:
Distributions (from net realized gains)	—	—	(7.62)	(11.06)	(0.75)

Total Distributions	—	—	(7.62)	(11.06)	(0.75)

Net Asset Value, End of Period	$7.05	$4.29	$6.36	$47.68	$34.22

Total Return[2]	64.34%	(32.55)%	(83.30)%	80.11%	128.71%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$27,936	$18,267	$29,084	$155,533	$21,491
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.15%	1.15%	1.15%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.52)%	(0.89)%	(0.88)%	(0.93)%	(0.80)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.29%	1.70%	1.22%	1.15%	1.16%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.58)%	(1.36)%	(0.95)%	(0.93)%	(0.81)%
Portfolio Turnover Rate	110%	288%	269%	195%	184%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003 [1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$3.86	$5.77	$44.40	$32.59	$14.99

Investment Operations:
Net Investment Loss	(0.07)	(0.11)	(0.26)	(0.35)	(0.34)
Realized and Unrealized Gains (Losses) on Investments	2.50	(1.80)	(30.75)	23.22	18.69

Total From Investment Operations	2.43	(1.91)	(31.01)	22.87	18.35

Less Distributions:
Distributions (from net realized gains)	—	—	(7.62)	(11.06)	(0.75)

Total Distributions	—	—	(7.62)	(11.06)	(0.75)

Net Asset Value, End of Period	$6.29	$3.86	$5.77	$44.40	$32.59

Total Return[2]	62.95%	(33.10)%	(83.42)%	78.77%	127.09%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$16,016	$11,190	$15,974	$97,003	$20,866
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.90%	1.90%	1.90%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.26)%	(1.64)%	(1.63)%	(1.68)%	(1.56)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.04%	2.45%	1.97%	1.90%	1.91%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.32)%	(2.11)%	(1.70)%	(1.68)%	(1.57)%
Portfolio Turnover Rate	110%	288%	269%	195%	184%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

Technology Fund (continued)

	Fiscal period ended September 30,
Class C Shares	2003 [1]	2002[1]	2001[1]	2000[2]

Per Share Data
Net Asset Value, Beginning of Period	$4.20	$6.28	$47.49	$50.30

Investment Operations:
Net Investment Loss	(0.07)	(0.12)	(0.26)	(0.35)
Realized and Unrealized Gains (Losses) on Investments	2.73	(1.96)	(33.33)	(2.46)

Total From Investment Operations	2.66	(2.08)	(33.59)	(2.81)

Less Distributions:
Distributions (from net realized gains)	—	—	(7.62)	—

Total Distributions	—	—	(7.62)	—

Net Asset Value, End of Period	$6.86	$4.20	$6.28	$47.49

Total Return[3]	63.33%	(33.12)%	(83.43)%	(5.59)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$7,056	$5,064	$9,010	$33,605
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.90%	1.90%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(1.25)%	(1.64)%	(1.63)%	(1.67)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.04%	2.45%	1.98%	1.88%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(1.31)%	(2.11)%	(1.71)%	(1.65)%
Portfolio Turnover Rate	110%	288%	269%	195%

1Per share data calculated using average shares outstanding method.

2 Class C shares have been offered since February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

International Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
Class A Shares	2003 [1]	2002[1]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$7.33	$8.96	$13.96	$15.94	$12.42	$11.22

Investment Operations:
Net Investment Income (Loss)	0.06	—	0.10	(0.03)	—	0.01
Realized and Unrealized Gains (Losses) on Investments	1.60	(1.63)	(3.63)	(0.42)	4.26	1.66

Total From Investment Operations	1.66	(1.63)	(3.53)	(0.45)	4.26	1.67

Less Distributions:
Dividends (from net investment income)	—	—	(0.10)	(0.10)	(0.04)	(0.07)
Distributions (from net realized gains)	—	—	(1.37)	(1.43)	(0.70)	(0.40)

Total Distributions	—	—	(1.47)	(1.53)	(0.74)	(0.47)

Net Asset Value, End of Period	$8.99	$7.33	$8.96	$13.96	$15.94	$12.42

Total Return[4]	22.65%	(18.19)%	(28.00)%	(3.59)%	36.62%	15.33%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$39,251	$37,232	$64,907	$3,591	$3,939	$3,154
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.49%	1.58%	1.56%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.04%	1.02%	(0.26)%	(0.01)%	0.02%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.65%	1.66%	1.59%	1.76%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.72%	(0.02)%	0.92%	(0.44)%	(0.20)%	(0.15)%
Portfolio Turnover Rate	82%	72%	72%	90%	94%	89%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3 For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31 . All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
Class B Shares	2003 [1]	2002[1]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$6.85	$8.45	$13.28	$15.27	$11.97	$10.87

Investment Operations:
Net Investment Loss	—	(0.06)	0.01	(0.10)	(0.09)	(0.08)
Realized and Unrealized Gains (Losses) on Investments	1.49	(1.54)	(3.43)	(0.42)	4.09	1.60

Total From Investment Operations	1.49	(1.60)	(3.42)	(0.52)	4.00	1.52

Less Distributions:
Dividends (from net investment income)	—	—	(0.07)	(0.07)	(0.01)	(0.02)
Distributions (from net realized gains)	—	—	(1.34)	(1.40)	(0.69)	(0.40)

Total Distributions	—	—	(1.41)	(1.47)	(0.70)	(0.42)

Net Asset Value, End of Period	$8.34	$6.85	$8.45	$13.28	$15.27	$11.97

Total Return[4]	21.75%	(18.94)%	(28.57)%	(4.22)%	35.65%	14.48%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$7,936	$7,459	$10,857	$732	$781	$624
Ratio of Expenses to Average Net Assets	2.35%	2.35%	2.17%	2.28%	2.26%	2.28%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	0.02%	(0.68)%	0.06%	(0.96)%	(0.71)%	(0.70)%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.40%	2.41%	2.27%	2.46%	2.45%	2.45%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.03)%	(0.74)%	(0.04)%	(1.14)%	(0.90)%	(0.87)%
Portfolio Turnover Rate	82%	72%	72%	90%	94%	89%

1Per share data calculated using average shares outstanding method.

2 For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30 . All ratios for the period have been annualized, except total return and portfolio turnover.

3 For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31 . All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

Additional Information

Financial Highlights continued

International Fund (continued)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003 [1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$7.09	$8.75	$8.31

Investment Operations:
Net Investment Income (Loss)	—	(0.06)	0.01
Realized and Unrealized Gains (Losses) on Investments	1.54	(1.60)	0.43

Total From Investment Operations	1.54	(1.66)	0.44

Less Distributions:
Total Distributions	—	—	—

Net Asset Value, End of Period	$8.63	$7.09	$8.75

Total Return[3]	21.72%	(18.97)%	5.29%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$10,439	$11,027	$17,806
Ratio of Expenses to Average Net Assets	2.35%	2.35%	1.48%
Ratio of Net Investment Income ( Loss ) to Average Net Assets	(0.01)%	(0.71)%	4.15%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.40%	2.41%	1.48%
Ratio of Net Investment Income ( Loss ) to Average Net Assets (excluding waivers)	(0.06)%	(0.77)%	4.15%
Portfolio Turnover Rate	82%	72%	72%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class A, Class B, and Class C Shares

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROSTOCKR 1/04

SEC file number:  811-05309

   First American Funds™

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Stock Funds Class S Shares	Balanced Fund
Equity Income Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Value Fund
Small Cap Growth Opportunities Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Technology Fund
International Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Balanced Fund

Equity Income Fund

Large Cap Growth Opportunities Fund

Large Cap Select Fund

Large Cap Value Fund

Mid Cap Growth Opportunities Fund

Mid Cap Value Fund

Small Cap Growth Opportunities Fund

Small Cap Select Fund

Small Cap Value Fund

Real Estate Securities Fund

Technology Fund

International Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Stock Funds Class S Shares

1

Fund Summaries

Balanced FUND

Objective

Balanced Fund’s objective is to maximize total return (capital appreciation plus income).

Main Investment Strategies

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund’s asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund’s portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position,
  strong management,
  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions, the debt securities portion of the fund’s portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

In selecting debt securities for the fund, the advisor uses a “top-down” approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in “More About The Funds — Investment Strategies”.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class S Shares

2

Fund Summaries

Balanced FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark indices, which are broad measures of market performance. The performance information reflects fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–8.60%	–12.15%	18.22%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.71%
Worst Quarter: Quarter ended	September 30, 2001	(10.02)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Balanced Fund

Class S (return before taxes)	11/27/00	18.22%	(1.32)%

Class S (return after taxes on distributions)		17.52%	(2.06)%

Class S (return after taxes on distributions and sale of fund shares)		11.80%	(1.58)%

Russell 3000 Index[2] (reflects no deduction for fees, expenses, or taxes)		31.06%	(2.47)%

Lehman Aggregate Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		4.10%	8.00%

1On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 represents that of Firstar Balanced Growth Fund.

2An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class S shares is calculated from 11/30/00.

3An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index is calculated from 11/30/00.

Prospectus –	First American Stock Funds Class S Shares

3

Fund Summaries

Balanced FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.33%
Total Annual Fund Operating Expenses	1.23%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	1.05%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.05%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$125
3 years	$390
5 years	$676
10 years	$1,489

Prospectus –	First American Stock Funds Class S Shares

4

Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends.
  the ability to finance expected growth.
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

5

Fund Summaries

Equity Income FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–18.13%	26.39%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	16.78%
Worst Quarter: Quarter ended	September 30, 2002	(16.75)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Equity Income Fund

Class S (return before taxes)	9/24/01	26.39%	6.30%

Class S (return after taxes on distributions)		25.58%	5.56%

Class S (return after taxes on distributions and sale of fund shares)		17.09%	4.90%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[1] (reflects no deduction for fees, expenses, or taxes)		25.33%	4.29%

Standard & Poor’s 500 Composite Index[2] (reflects no deduction for fees, expenses, or taxes)		28.68%	4.73%

1The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.20%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$122
3 years	$381
5 years	$660
10 years	$1,455

Prospectus –	First American Stock Funds Class S Shares

6

Fund Summaries

Large Cap Growth Opportunities FUND

Objective

Large Cap Growth Opportunities Fund’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $698 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

7

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–22.40%	–25.28%	23.91%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	12.53%
Worst Quarter: Quarter ended	September 30, 2001	(17.50)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Large Cap Growth Opportunities Fund

Class S (return before taxes)	11/27/00	23.91%	(10.52)%

Class S (return after taxes on distributions)		23.86%	(10.58)%

Class S (return after taxes on distributions and sale of fund shares)		15.54%	(8.81)%

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		29.75%	(10.06)%

1On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 11/30/00.

Prospectus –	First American Stock Funds Class S Shares

8

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.29%
Total Annual Fund Operating Expenses	1.19%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$121
3 years	$378
5 years	$654
10 years	$1,443

Prospectus –	First American Stock Funds Class S Shares

9

Fund Summaries

Large Cap Select FUND

Objective

Large Cap Select Fund’s objective is capital appreciation.

Main Investment Strategies

Under normal market conditions, Large Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $902 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

Because Large Cap Select Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.

Prospectus –	First American Stock Funds Class S Shares

10

Fund Summaries

Large Cap Select FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.34%
Total Annual Fund Operating Expenses	1.24%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%
Net Expenses (After Waivers)	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$126
3 years	$393
5 years	$681
10 years	$1,500

Prospectus –	First American Stock Funds Class S Shares

11

Fund Summaries

Large Cap Value FUND

Objective

Large Cap Value Fund’s primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $698 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

12

Fund Summaries

Large Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–20.99%	25.53%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	14.95%
Worst Quarter: Quarter ended	September 30, 2002	(18.82)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Large Cap Value Fund

Class S (return before taxes)	9/24/01	25.53%	5.59%

Class S (return after taxes on distributions)		25.01%	5.16%

Class S (return after taxes on distributions and sale of fund shares)		16.55%	4.50%

Russell 1000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		30.03%	7.61%

1An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Stock Funds Class S Shares

13

Fund Summaries

Large Cap Value FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.20%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.15%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$122
3 years	$381
5 years	$660
10 years	$1,455

Prospectus –	First American Stock Funds Class S Shares

14

Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $698 million to $17 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

15

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–3.68%	–15.44%	33.14%

2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	18.56%
Worst Quarter: Quarter ended	September 30, 2001	(19.90)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Mid Cap Growth Opportunities Fund

Class S (return before taxes)	12/11/00	33.14%	1.80%

Class S (return after taxes on distributions)		32.16%	1.56%

Class S (return after taxes on distributions and sale of fund shares)		21.90%	1.43%

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		42.71%	(6.13)%

Standard & Poor’s MidCap 400 Index[3] (reflects no deduction for fees, expenses, or taxes)		35.62%	4.84%

1On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 12/31/00.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 12/31/00.

Prospectus –	First American Stock Funds Class S Shares

16

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.20%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$127
3 years	$397
5 years	$686
10 years	$1,511

Prospectus –	First American Stock Funds Class S Shares

17

Fund Summaries

Mid Cap Value FUND

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $698 million to $17 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of a fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

18

Fund Summaries

Mid Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–9.28%	33.70%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	14.98%
Worst Quarter: Quarter ended	September 30, 2002	(16.51)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Mid Cap Value Fund

Class S (return before taxes)	9/24/01	33.70%	16.52%

Class S (return after taxes on distributions)		33.38%	16.19%

Class S (return after taxes on distributions and sale of fund shares)		21.87%	14.01%

Russell Midcap Value Index[1] (reflects no deduction for fees, expenses, or taxes)		38.07%	16.04%

1An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.20%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$127
3 years	$397
5 years	$686
10 years	$1,511

Prospectus –	First American Stock Funds Class S Shares

19

Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund’s total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund “closes out” the short position (by acquiring the security in the open market). The fund’s risk of loss also increases if the fund is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Other Information

As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the Fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC has begun an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

Prospectus –	First American Stock Funds Class S Shares

20

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

5.15%	–25.78%	59.03%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	34.02%
Worst Quarter: Quarter ended	September 30, 2001	(25.43)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Small Cap Growth Opportunities Fund

Class S (return before taxes)	12/11/00	59.03%	7.92%

Class S (return after taxes on distributions)		58.90%	7.87%

Class S (return after taxes on distributions and sale of fund shares)		38.53%	6.79%

Russell 2000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		48.54%	(2.03)%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2 An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 12/31/00.

Prospectus –	First American Stock Funds Class S Shares

21

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.32%
Total Annual Fund Operating Expenses	1.97%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.93%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.93%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$200
3 years	$618
5 years	$1,062
10 years	$2,296

Prospectus –	First American Stock Funds Class S Shares

22

Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of December 31, 2003, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $63 million to $4.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

23

Fund Summaries

Small Cap Select FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

16.90%	10.61%	20.50%	–8.02%	16.75%	19.63%	12.36%	–18.00%	44.22%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	27.42%
Worst Quarter: Quarter ended	September 30, 1998	(24.96)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Small Cap Select Fund

Class S (return before taxes)	1/3/94	44.22%	13.16%	10.51%

Class S (return after taxes on distributions)		41.26%	11.09%	8.17%

Class S (return after taxes on distributions and sale of fund shares)		28.99%	10.47%	7.81%

Standard & Poor’s SmallCap 600 Index[2] (reflects no deduction for fees, expenses, or taxes)		38.79%	9.67%	11.27%

1On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The since inception performance of the index is calculated from 1/31/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.21%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.21%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$127
3 years	$397
5 years	$686
10 years	$1,511

Prospectus –	First American Stock Funds Class S Shares

24

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

25

Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–14.40%	43.04%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	18.76%
Worst Quarter: Quarter ended	September 30, 2002	(20.03)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Small Cap Value Fund

Class S (return before taxes)	9/24/01	43.04%	19.23%

Class S (return after taxes on distributions)		41.86%	17.13%

Class S (return after taxes on distributions and sale of fund shares)		28.64%	15.64%

Russell 2000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		46.03%	20.09%

1An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.25%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.02)%
Net Expenses (After Waivers)	1.23%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$127
3 years	$397
5 years	$686
10 years	$1,511

Prospectus –	First American Stock Funds Class S Shares

26

Fund Summaries

Real Estate Securities FUND

Objective

Real Estate Securities Fund’s objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund’s total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

  equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
  mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
  hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

Risks of Real Estate Investment Trusts (REITs). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund’s portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

27

Fund Summaries

Real Estate Securities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

7.11%	37.28%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	10.89%
Worst Quarter: Quarter ended	September 30, 2002	(7.34)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Real Estate Securities Fund

Class S (return before taxes)	9/24/01	37.28%	23.23%

Class S (return after taxes on distributions)		34.44%	20.31%

Class S (return after taxes on distributions and sale of fund shares)		24.67%	18.29%

Morgan Stanley REIT Index[1] (reflects no deduction for fees, expenses, or taxes)		36.74%	19.29%

1An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.33%
Total Annual Fund Operating Expenses	1.28%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.23%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$130
3 years	$406
5 years	$702
10 years	$1,545

Prospectus –	First American Stock Funds Class S Shares

28

Fund Summaries

Technology FUND

Objective

Technology Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund’s advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

  inexpensive computing power, such as personal computers.
  improved methods of communications, such as satellite transmission.
  technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund’s portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of the Technology Sector. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class S Shares

29

Fund Summaries

Technology FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–42.14%	54.91%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	28.80%
Worst Quarter: Quarter ended	September 30, 2002	(29.56)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Technology Fund

Class S (return before taxes)	9/24/01	54.91%	7.62%

Class S (return after taxes on distributions)		54.91%	7.62%

Class S (return after taxes on distributions and sale of fund shares)		35.69%	6.52%

Merrill Lynch 100 Technology Index[1] (reflects no deduction for fees, expenses, or taxes)		68.89%	16.02%

1An equally weighted index of the 100 largest technology companies, as measured by market capitalization. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Stock Funds Class S Shares

30

Fund Summaries

Technology FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.34%
Total Annual Fund Operating Expenses	1.29%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.06)%
Net Expenses (After Waivers)	1.23%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.23%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$131
3 years	$409
5 years	$708
10 years	$1,556

Prospectus –	First American Stock Funds Class S Shares

31

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class S Shares

32

Fund Summaries

International FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

9.20%	10.00%	4.70%	17.45%	50.47%	–15.66%	–23.45%	–19.31%	36.19%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	27.46%
Worst Quarter: Quarter ended	September 30, 2002	(19.23)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

International Fund

Class S (return before taxes)	4/24/94	36.19%	1.32%	4.88%

Class S (return after taxes on distributions)		35.95%	0.01%	3.61%

Class S (return after taxes on distributions and sale of fund shares)		23.52%	0.54%	3.55%

Morgan Stanley Capital International Europe, Australasia, Far East Index[2] (reflects no deduction for fees, expenses, or taxes)		39.17%	0.26%	4.12%

1On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund’s assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index is calculated from 4/30/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.65%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$168
3 years	$520
5 years	$897
10 years	$1,955

Prospectus –	First American Stock Funds Class S Shares

33

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See “Fund Summaries — Fees and Expenses” and “Compensation Paid to Financial Institutions.”

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in

Prospectus –	First American Stock Funds Class S Shares

34

Policies and Services

Buying and Selling Shares continued

the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind” below.

Compensation Paid to Financial Institutions

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund’s average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional’s or financial institution’s customers.

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Stock Funds Class S Shares

35

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are either taxable as ordinary income or may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for Real Estate Sec urities Fund are expected to consist primarily of ordinary income. It is not expected that a significant portion of the dividends paid by Real Estate Securities Fund will constitute “qualified dividends.”

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Prospectus –	First American Stock Funds Class S Shares

36

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Balanced Fund	0.51%
Equity Income Fund	0.66%
Large Cap Growth Opportunities Fund	0.68%
Large Cap Select Fund	0.78%
Large Cap Value Fund	0.66%
Mid Cap Growth Opportunities Fund	0.72%
Mid Cap Value Fund	0.71%
Small Cap Growth Opportunities Fund	1.55%
Small Cap Select Fund	0.74%
Small Cap Value Fund	0.75%
Real Estate Securities Fund	0.74%
Technology Fund	0.71%
International Fund	1.17%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had $7.4 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the

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Management continued

Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

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More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Duration. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment op tions, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

Effective Maturity. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

Risks of the Real Estate Sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Risks of the Technology Sector. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

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More About The Funds continued

expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Risks of Real Estate Investment Trusts (REITs). Real Estate Securities Fund invests a majority of its assets in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Risks of International Investing. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk. International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

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traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Smaller-Capitalization Companies. The securities of smaller-capitalization companies involve substantial risk. Smaller- capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign econo mies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability, and the sub-advisor’s ability for the International Fund, to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk tha t the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Interest Rate Risk. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

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More About The Funds continued

will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

Call Risk. Balanced Fund’s investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Risks of Dollar Roll Transactions. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s a assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

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Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Balanced Growth Fund were exchanged for Class S shares of the First American Balanced Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Large Cap Core Equity Fund were exchanged for Class S shares of the First American Large Cap Growth Opportunities Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MidCap Core Equity Fund were exchanged for Class S shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Small Cap Core Equity Fund were exchanged for Class S shares of the First American Small Cap Select Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MicroCap Fund were exchanged for Class S shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar International Growth Fund were exchanged for Class S shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Small Cap Select Fund and International Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for Small Cap Select Fund and International Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Balanced Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003	2002[1]
Per Share Data
Net Asset Value, Beginning of Period	$8.39	$9.50	$11.27

Investment Operations:
Net Investment Income	0.15	0.20	0.18
Realized and Unrealized Gains (Losses) on Investments	1.10	(1.12)	(1.74)

Total From Investment Operations	1.25	(0.92)	(1.56)

Less Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.21)

Total Distributions	(0.15)	(0.19)	(0.21)

Net Asset Value, End of Period	$9.49	$8.39	$9.50

Total Return[3]	15.08%	(9.90)%	(14.03)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$23,844	$36,194	$39,527
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.76%	2.07%	1.94%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.23%	1.23%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.58%	1.89%	1.88%
Portfolio Turnover Rate	156%	79%	54%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Equity Income Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$9.57	$12.12	$11.57

Investment Operations:
Net Investment Income (Loss)	0.19	0.15	0.01
Realized and Unrealized Gains (Losses) on Investments	1.99	(2.47)	0.54

Total From Investment Operations	2.18	(2.32)	0.55

Less Distributions:
Dividends (from net investment income)	(0.19)	(0.19)	—
Distributions (from net realized gains)	—	(0.04)	—

Total Distributions	(0.19)	(0.23)	—

Net Asset Value, End of Period	$11.56	$9.57	$12.12

Total Return[3]	22.91%	(19.47)%	4.75%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$17,170	$36,522	$328
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.80%	1.34%	4.08%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.20%	1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.75%	1.29%	3.89%
Portfolio Turnover Rate	43%	38%	33%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

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Large Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$19.17	$24.45	$35.53

Investment Operations:
Net Investment Income (Loss)	—	—	(0.01)
Realized and Unrealized Gains (Losses) on Investments	3.73	(5.23)	(11.07)

Total From Investment Operations	3.73	(5.23)	(11.08)

Less Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	—

Total Distributions	(0.05)	(0.05)	—

Net Asset Value, End of Period	$22.85	$19.17	$24.45

Total Return[3]	19.51%	(21.45)%	(31.16)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$15,890	$2,376	$2,802
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%	—	(0.03)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.22%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.05)%	(0.07)%	(0.07)%
Portfolio Turnover Rate	83%	43%	40%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Large Cap Select Fund

Fiscal period ended September 30, 2003[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.03
Realized and Unrealized Gains (Losses) on Investments	1.44

Total From Investment Operations	1.47

Less Distributions:
Dividends (from net investment income)	(0.03)

Total Distributions	(0.03)

Net Asset Value, End of Period	$11.44

Total Return[3]	14.76%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1
Ratio of Expenses to Average Net Assets	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.30%
Portfolio Turnover Rate	65%

1Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

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Large Cap Value Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$12.77	$15.97	$15.32

Investment Operations:
Net Investment Income (Loss)	0.18	0.13	—
Realized and Unrealized Gains (Losses) on Investments	2.19	(3.18)	0.65

Total From Investment Operations	2.37	(3.05)	0.65

Less Distributions:
Dividends (from net investment income)	(0.18)	(0.15)	—

Total Distributions	(0.18)	(0.15)	—

Net Asset Value, End of Period	$14.96	$12.77	$15.97

Total Return[3]	18.63%	(19.36)%	4.24%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$23,845	$24,129	$—
Ratio of Expenses to Average Net Assets	1.15%	1.15%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	0.90%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.20%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.25%	0.85%	—
Portfolio Turnover Rate	94%	82%	64%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Mid Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$26.43	$28.29	$35.75

Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.07)	(0.06)
Realized and Unrealized Gains (Losses) on Investments	7.40	(1.79)	(7.40)

Total From Investment Operations	7.23	(1.86)	(7.46)

Less Distributions:
Total Distributions	—	—	—

Net Asset Value, End of Period	$33.66	$26.43	$28.29

Total Return[3]	27.36%	(6.58)%	(20.87)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$10,284	$5,869	$1,484
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%	(0.33)%	(0.24)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.61)%	(0.39)%	(0.28)%
Portfolio Turnover Rate	145%	162%	204%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class S Shares

46

Additional Information

Financial Highlights continued

Mid Cap Value Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$13.29	$13.74	$13.31

Investment Operations:
Net Investment Income (Loss)	0.16	0.13	0.01
Realized and Unrealized Gains (Losses) on Investments	2.99	(0.44)	0.42

Total From Investment Operations	3.15	(0.31)	0.43

Less Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	—
Distributions (from return of capital)	(0.01)	(0.04)	—

Total Distributions	(0.13)	(0.14)	—

Net Asset Value, End of Period	$16.31	$13.29	$13.74

Total Return[3]	23.80%	(2.40)%	3.23%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$966	$158	$44
Ratio of Expenses to Average Net Assets	1.20%	1.20%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.07%	0.87%	5.19%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.02%	0.81%	5.19%
Portfolio Turnover Rate	102%	90%	104%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Small Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$13.86	$16.89	$20.01

Investment Operations:
Net Investment Income (Loss)	(0.28)	(0.26)	(0.19)
Realized and Unrealized Gains (Losses) on Investments	8.37	(2.74)	(2.93)

Total From Investment Operations	8.09	(3.00)	(3.12)

Less Distributions:
Distributions (from return of capital)	—	(0.03)	—

Total Distributions	—	(0.03)	—

Net Asset Value, End of Period	$21.95	$13.86	$16.89

Total Return[3]	58.37%	(17.84)%	(15.59)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$3,694	$2,027	$2,014
Ratio of Expenses to Average Net Assets	1.93%	1.93%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.62)%	(1.53)%	(1.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.97%	1.97%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.66)%	(1.57)%	(1.12)%
Portfolio Turnover Rate	137%	123%	125%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class S Shares

47

Additional Information

Financial Highlights continued

Small Cap Select Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003[1]	2002[1]			1999[1]	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.66	$11.94	$17.55	$13.80	$11.82	$14.98

Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10)	(0.01)	(0.01)	(0.07)	(0.07)
Realized and Unrealized Gains (Losses) on Investments	3.92	(0.29)	(1.89)	4.03	2.10	(1.87)

Total From Investment Operations	3.83	(0.39)	(1.90)	4.02	2.03	(1.94)

Less Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from net realized gains)	—	(0.89)	(3.71)	(0.26)	(0.05)	(1.22)

Total Distributions	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Net Asset Value, End of Period	$14.49	$10.66	$11.94	$17.55	$13.80	$11.82

Total Return[4]	35.93%	(4.48)%	(12.52)%	29.67%	17.27%	(14.17)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,627	$7,640	$3,721	$4,442	$2,448	$25,037
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.07%	1.28%	1.26%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.75)%	(0.80)%	(0.05)%	(0.01)%	(0.59)%	(0.45)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.25%	1.14%	1.39%	1.36%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.79)%	(0.84)%	(0.12)%	(0.12)%	(0.69)%	(0.55)%
Portfolio Turnover Rate	145%	171%	204%	91%	72%	70%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Small Cap Value Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.26	$13.40	$12.84

Investment Operations:
Net Investment Income (Loss)	0.01	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	3.01	(0.14)	0.56

Total From Investment Operations	3.02	(0.15)	0.56

Less Distributions:
Dividends (from net investment income)	(0.01)	—	—
Distributions (from net realized gains)	—	(1.99)	—

Total Distributions	(0.01)	(1.99)	—

Net Asset Value, End of Period	$14.27	$11.26	$13.40

Total Return[3]	26.79%	(2.19)%	4.36%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,351	$424	$—
Ratio of Expenses to Average Net Assets	1.23%	1.24%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.11)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.27%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.02%	(0.14)%	—
Portfolio Turnover Rate	49%	37%	53%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class S Shares

48

Additional Information

Financial Highlights continued

Real Estate Securities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$13.69	$13.12	$12.52

Investment Operations:
Net Investment Income (Loss)	0.69	0.70	0.11
Realized and Unrealized Gains (Losses) on Investments	2.64	0.62	0.49

Total From Investment Operations	3.33	1.32	0.60

Less Distributions:
Dividends (from net investment income)	(0.69)	(0.68)	—
Distributions (from net realized gains)	(0.33)	—	—
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(1.02)	(0.75)	—

Net Asset Value, End of Period	$16.00	$13.69	$13.12

Total Return[3]	25.80%	10.13%	4.87%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,524	$1,224	$320
Ratio of Expenses to Average Net Assets	1.23%	1.23%	0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.87%	5.00%	43.93%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.28%	1.32%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.82%	4.91%	43.48%
Portfolio Turnover Rate	69%	99%	85%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Technology Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$4.29	$6.36	$6.95

Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.04)	—
Realized and Unrealized Gains (Losses) on Investments	2.76	(2.03)	(0.59)

Total From Investment Operations	2.73	(2.07)	(0.59)

Less Distributions:
Total Distributions	—	—	—

Net Asset Value, End of Period	$7.02	$4.29	$6.36

Total Return[3]	63.64%	(32.55)%	(8.49)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$3,923	$1,847	$—
Ratio of Expenses to Average Net Assets	1.23%	1.23%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.79)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.29%	1.70%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.59)%	(1.26)%	—
Portfolio Turnover Rate	110%	288%	269%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class S Shares

49

Additional Information

Financial Highlights continued

International Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003[1]	2002[1]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$7.31	$8.96	$13.97	$15.95	$12.43	$11.23

Investment Operations:
Net Investment Income (Loss)	0.04	0.01	(0.04)	(0.03)	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	1.63	(1.66)	(3.50)	(0.42)	4.27	1.67

Total From Investment Operations	1.67	(1.65)	(3.54)	(0.45)	4.26	1.67

Less Distributions:
Dividends (from net investment income)	—	—	(0.10)	(0.10)	(0.04)	(0.07)
Distributions (from net realized gains)	—	—	(1.37)	(1.43)	(0.70)	(0.40)

Total Distributions	—	—	(1.47)	(1.53)	(0.74)	(0.47)

Net Asset Value, End of Period	$8.98	$7.31	$8.96	$13.97	$15.95	$12.43

Total Return[4]	22.85%[5]	(18.42)%	(28.03)%	(3.59)%	36.61%	15.37%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$8,533	$10,817	$9,461	$16,373	$11,307	$8,058
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.46%	1.58%	1.56%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.16%	(0.33)%	(0.26)%	—	0.01%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.65%	1.66%	1.61%	1.76%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.52%	0.10%	(0.48)%	(0.44)%	(0.19)%	(0.16)%
Portfolio Turnover Rate	82%	72%	72%	90%	94%	89%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

5In 2003, 0.14% of Class S share’s total return was a result of a reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. Excluding the reimbursement, total return would have been 22.71%.

Prospectus –	First American Stock Funds Class S Shares

50

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROSTOCKS1/04

SEC file number:  811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Stock Funds Class Y Shares	Balanced Fund
Equity Income Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Value Fund
Small Cap Growth Opportunities Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Technology Fund
International Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Balanced Fund

Equity Income Fund

Large Cap Growth Opportunities Fund

Large Cap Select Fund

Large Cap Value Fund

Mid Cap Growth Opportunities Fund

Mid Cap Value Fund

Small Cap Growth Opportunities Fund

Small Cap Select Fund

Small Cap Value Fund

Real Estate Securities Fund

Technology Fund

International Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Stock Funds Class Y Shares

1

Fund Summaries

Balanced FUND

Objective

Balanced Fund’s objective is to maximize total return (capital appreciation plus income).

Main Investment Strategies

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund’s asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund’s portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position,
  strong management,
  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions, the debt securities portion of the fund’s portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

In selecting debt securities for the fund, the advisor uses a “top-down” approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in “More About The Funds — Investment Strategies”.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class Y Shares

2

Fund Summaries

Balanced FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark indices, which are broad measures of market performance. The performance information reflects fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–4.27%	26.52%	12.63%	17.47%	16.51%	4.28%	7.78%	–8.41%	–11.82%	18.35%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	14.09%
Worst Quarter: Quarter ended	September 30, 2001	(9.93)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Balanced Fund

Class Y (return before taxes)	3/30/92	18.35%	1.45%	7.21%

Class Y (return after taxes on distributions)		17.55%	(0.65)%	5.08%

Class Y (return after taxes on distributions and sale of fund shares)		11.88%	0.09%	5.07%

Russell 3000 Index[2] (reflects no deduction for fees, expenses, or taxes)		31.06%	0.37%	10.77%

Lehman Aggregate Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.62%	6.95%

1On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 represents that of Firstar Balanced Growth Fund.

2An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

Prospectus –	First American Stock Funds Class Y Shares

3

Fund Summaries

Balanced FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.98%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	0.80%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.80%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$100
3 years	$312
5 years	$542
10 years	$1,201

Prospectus –	First American Stock Funds Class Y Shares

4

Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends.
  the ability to finance expected growth.
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

5

Fund Summaries

Equity Income FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

23.00%	20.28%	27.72%	16.22%	4.21%	12.63%	–4.25%	–17.91%	26.54%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	16.75%
Worst Quarter: Quarter ended	September 30, 2002	(16.68)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Equity Income Fund

Class Y (return before taxes)	8/2/94	26.54%	3.15%	10.60%

Class Y (return after taxes on distributions)		25.61%	1.10%	8.39%

Class Y (return after taxes on distributions and sale of fund shares)		17.17%	1.81%	8.21%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[1] (reflects no deduction for fees, expenses, or taxes)		25.33%	0.95%	11.91%

Standard & Poor’s 500 Composite Index[2] (reflects no deduction for fees, expenses, or taxes)		28.68%	(0.57)%	11.45%

1The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend. The since inception performance of the index is calculated from 8/31/94.

2An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 8/31/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.95%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	0.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.90%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$97
3 years	$303
5 years	$525
10 years	$1,166

Prospectus –	First American Stock Funds Class Y Shares

6

Fund Summaries

Large Cap Growth Opportunities FUND

Objective

Large Cap Growth Opportunities Fund’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $698 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

7

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–5.34%	30.03%	18.15%	22.91%	30.46%	14.29%	–1.22%	–22.21%	–25.08%	24.20%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	24.04%
Worst Quarter: Quarter ended	September 30, 2001	(17.48)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Large Cap Growth Opportunities Fund

Class Y (return before taxes)	12/29/92	24.20%	(3.96)%	6.66%

Class Y (return after taxes on distributions)		24.10%	(4.86)%	5.31%

Class Y (return after taxes on distributions and sale of fund shares)		15.72%	(3.58)%	5.31%

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		29.75%	(5.11)%	9.21%

1On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Prospectus –	First American Stock Funds Class Y Shares

8

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES[2] (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.94%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	0.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.90%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$96
3 years	$300
5 years	$520
10 years	$1,155

Prospectus –	First American Stock Funds Class Y Shares

9

Fund Summaries

Large Cap Select FUND

Objective

Large Cap Select Fund’s objective is capital appreciation.

Main Investment Strategies

Under normal market conditions, Large Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $902 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

Because Large Cap Select Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.

Prospectus –	First American Stock Funds Class Y Shares

10

Fund Summaries

Large Cap Select FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These fees and expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.99%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%
Net Expenses (After Waivers)	0.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.90%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$101
3 years	$315
5 years	$547
10 years	$1,213

Prospectus –	First American Stock Funds Class Y Shares

11

Fund Summaries

Large Cap Value FUND

Objective

Large Cap Value Fund’s primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $698 million to $311.1 billion as of December 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

12

Fund Summaries

Large Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

32.23%	29.47%	22.80%	9.99%	8.20%	0.46%	–7.71%	–20.75%	25.82%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	16.64%
Worst Quarter: Quarter ended	September 30, 2002	(18.78)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Large Cap Value Fund

Class Y (return before taxes)	2/4/94	25.82%	0.01%	9.05%

Class Y (return after taxes on distributions)		25.21%	(1.26)%	6.64%

Class Y (return after taxes on distributions and sale of fund shares)		16.73%	(0.42)%	6.79%

Russell 1000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		30.03%	3.56%	12.06%

1An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 2/28/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.95%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	0.90%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.90%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$97
3 years	$303
5 years	$525
10 years	$1,166

Prospectus –	First American Stock Funds Class Y Shares

13

Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $698 million to $17 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

14

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.01%	29.64%	18.87%	17.42%	4.91%	2.53%	25.60%	–3.41%	–15.21%	33.41%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	24.27%
Worst Quarter: Quarter ended	September 30, 2001	(19.85)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Mid Cap Growth Opportunities Fund

Class Y (return before taxes)	12/28/89	33.41%	7.07%	10.13%

Class Y (return after taxes on distributions)		32.47%	4.36%	7.61%

Class Y (return after taxes on distributions and sale of fund shares)		22.07%	4.58%	7.46%

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		42.71%	2.01%	9.40%

Standard & Poor’s MidCap 400 Index[3] (reflects no deduction for fees, expenses, or taxes)		35.62%	9.21%	13.93%

1On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market.

Prospectus –	First American Stock Funds Class Y Shares

15

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	0.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Prospectus –	First American Stock Funds Class Y Shares

16

Fund Summaries

Mid Cap Value FUND

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell Midcap Index ranged from approximately $698 million to $17 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of a fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

17

Fund Summaries

Mid Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

20.30%	32.34%	24.53%	–12.96%	–6.00%	21.27%	–0.28%	–9.06%	33.97%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1997	17.97%
Worst Quarter: Quarter ended	September 30, 1998	(30.80)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Mid Cap Value Fund

Class Y (return before taxes)	2/4/94	33.97%	6.73%	9.48%

Class Y (return after taxes on distributions)		33.55%	6.35%	6.77%

Class Y (return after taxes on distributions and sale of fund shares)		22.04%	5.56%	6.57%

Russell Midcap Value Index[1] (reflects no deduction for fees, expenses, or taxes)		38.07%	8.73%	13.15%

1An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 2/28/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	0.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Prospectus –	First American Stock Funds Class Y Shares

18

Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund’s total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund “closes out” the short position (by acquiring the security in the open market). The fund’s risk of loss also increases if the fund is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Other Information

As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the Fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC has begun an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

Prospectus –	First American Stock Funds Class Y Shares

19

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1,2
Best Quarter: Quarter ended	December 31, 1999	70.80%
Worst Quarter: Quarter ended	September 30, 1998	(30.81)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1,2]	Inception Date	One Year	Five Years	Since Inception

Small Cap Growth Opportunities Fund

Class Y (return before taxes)	8/1/95	59.45%	27.02%	25.81%

Class Y (return after taxes on distributions)		59.32%	21.64%	20.76%

Class Y (return after taxes on distributions and sale of fund shares)		38.80%	20.32%	19.74%

Russell 2000 Growth Index[3] (reflects no deduction for fees, expenses, or taxes)		48.54%	0.86%	4.01%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

3An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/95.

Prospectus –	First American Stock Funds Class Y Shares

20

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.72%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	1.68%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.68%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$175
3 years	$542
5 years	$933
10 years	$2,030

Prospectus –	First American Stock Funds Class Y Shares

21

Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of December 31, 2003, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $63 million to $4.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.
Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

22

Fund Summaries

Small Cap Select FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

2.52%	17.24%	10.98%	20.79%	–7.77%	17.10%	20.04%	12.39%	–17.76%	44.57%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	27.52%
Worst Quarter: Quarter ended	September 30, 1998	(24.71)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Small Cap Select Fund

Class Y (return before taxes)	5/6/92	44.57%	13.44%	10.81%

Class Y (return after taxes on distributions)		41.70%	11.39%	8.49%

Class Y (return after taxes on distributions and sale of fund shares)		29.21%	10.72%	8.09%

Standard & Poor’s SmallCap 600 Index[2] (reflects no deduction for fees, expenses, or taxes)		38.79%	9.67%	11.43%

1On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.04)%
Net Expenses (After Waivers)	0.96%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.96%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Prospectus –	First American Stock Funds Class Y Shares

23

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

24

Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

0.01%	47.33%	20.36%	20.37%	–8.26%	6.24%	20.43%	5.21%	–14.09%	43.24%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	18.90%
Worst Quarter: Quarter ended	September 30, 1998	(23.17)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years		Ten Years

Small Cap Value Fund

Class Y (return before taxes)	1/1/88		43.24%	10.62%	12.47%

Class Y (return after taxes on distributions)			41.99%	8.60%	9.97%

Class Y (return after taxes on distributions and sale of fund shares)			28.76%	8.17%	9.52%

Russell 2000 Value Index[2] (reflects no deduction for fees, expenses, or taxes)		46.03%	12.28%	12.70%

1Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund’s Class Y share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Prospectus –	First American Stock Funds Class Y Shares

25

Fund Summaries

Small Cap Value FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.02)%
Net Expenses (After Waivers)	0.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.98%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$102
3 years	$318
5 years	$552
10 years	$1,225

Prospectus –	First American Stock Funds Class Y Shares

26

Fund Summaries

Real Estate Securities FUND

Objective

Real Estate Securities Fund’s objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund’s total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

  equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
  mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
  hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

Risks of Real Estate Investment Trusts (REITs). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund’s portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

27

Fund Summaries

Real Estate Securities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

31.00%	19.60%	–15.98%	–3.65%	32.23%	9.82%	7.37%	37.58%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1996	16.61%
Worst Quarter: Quarter ended	September 30, 1998	(9.71)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Real Estate Securities Fund

Class Y (return before taxes)	6/30/95	37.58%	15.63%	13.88%

Class Y (return after taxes on distributions)		34.62%	12.77%	11.10%

Class Y (return after taxes on distributions and sale of fund shares)		24.85%	11.75%	10.38%

Morgan Stanley REIT Index[1] (reflects no deduction for fees, expenses, or taxes)		36.74%	14.12%	12.96%

1An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 6/30/95.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.03%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	0.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.98%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$105
3 years	$328
5 years	$569
10 years	$1,259

Prospectus –	First American Stock Funds Class Y Shares

28

Fund Summaries

Technology FUND

Objective

Technology Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund’s advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

  inexpensive computing power, such as personal computers.
  improved methods of communications, such as satellite transmission.
  technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund’s portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of the Technology Sector. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class Y Shares

29

Fund Summaries

Technology FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1
Best Quarter: Quarter ended	December 31, 1999	80.67%
Worst Quarter: Quarter ended	March 31, 2001	(48.80)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Technology Fund

Class Y (return before taxes)	4/4/94	56.04%	(8.56)%	7.23%

Class Y (return after taxes on distributions)		56.04%	(10.93)%	4.56%

Class Y (return after taxes on distributions and sale of fund shares)		36.43%	(6.23)%	6.23%

Merrill Lynch 100 Technology Index[2] (reflects no deduction for fees, expenses, or taxes)		68.89%	(0.17)%	14.18%

1Technology Fund’s 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

2An equally weighted index of the 100 largest technology companies, as measured by market capitalization. The since inception performance of the index is calculated from 4/30/94.

Prospectus –	First American Stock Funds Class Y Shares

30

Fund Summaries

Technology FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.04%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.06)%
Net Expenses (After Waivers)	0.98%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.98%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$106
3 years	$331
5 years	$574
10 years	$1,271

Prospectus –	First American Stock Funds Class Y Shares

31

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Stock Funds Class Y Shares

32

Fund Summaries

International FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

9.59%	10.36%	4.88%	17.91%	50.93%	–15.35%	–23.38%	–18.85%	36.43%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1999	27.60%
Worst Quarter: Quarter ended	September 30, 2002	(19.13)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

International Fund

Class Y (return before taxes)	4/4/94	36.43%	1.62%	5.11%

Class Y (return after taxes on distributions)		36.08%	0.29%	3.95%

Class Y (return after taxes on distributions and sale of fund shares)		23.67%	0.78%	3.86%

Morgan Stanley Capital International Europe, Australasia, Far East Index[2] (reflects no deduction for fees, expenses, or taxes)		39.17%	0.26%	4.12%

1On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund’s assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index is calculated from 4/30/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.40%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.05)%
Net Expenses (After Waivers)	1.35%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.35%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$143
3 years	$443
5 years	$766
10 years	$1,680

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Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is

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Policies and Services

Buying and Selling Shares continued

significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind” below.

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are either taxable as ordinary income or may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for R eal Estate Securities Fund are expected to consist primarily of ordinary income. It is not expected that a significant portion of the dividends paid by Real Estate Securities Fund will constitute “qualified dividends.”

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Balanced Fund	0.51%
Equity Income Fund	0.66%
Large Cap Growth Opportunities Fund	0.68%
Large Cap Select Fund	0.78%
Large Cap Value Fund	0.66%
Mid Cap Growth Opportunities Fund	0.72%
Mid Cap Value Fund	0.71%
Small Cap Growth Opportunities Fund	1.55%
Small Cap Select Fund	0.74%
Small Cap Value Fund	0.75%
Real Estate Securities Fund	0.74%
Technology Fund	0.71%
International Fund	1.17%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had $7.4 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the

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Additional Information

Management continued

Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Duration. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment op tions, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

Effective Maturity. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

Risks of the Real Estate Sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Risks of the Technology Sector. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

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Additional Information

More About The Funds continued

expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Risks of Real Estate Investment Trusts (REITs). Real Estate Securities Fund invests a majority of its assets in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Risks of International Investing. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk. International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

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Additional Information

More About The Funds continued

traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Smaller-Capitalization Companies. The securities of smaller-capitalization companies involve substantial risk. Smaller- capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign econo mies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability, and the sub-advisor’s ability for the International Fund, to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk tha t the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Interest Rate Risk. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

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More About The Funds continued

will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

Call Risk. Balanced Fund’s investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Risks of Dollar Roll Transactions. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s a ssets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

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Financial Highlights

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Balanced Growth Fund were exchanged for Class Y shares of the First American Balanced Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Large Cap Core Equity Fund were exchanged for Class Y shares of the First American Large Cap Growth Opportunities Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar MidCap Core Equity Fund were exchanged for Class Y shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Small Cap Core Equity Fund were exchanged for Class Y shares of the First American Small Cap Select Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar MicroCap Fund were exchanged for Class Y shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar International Growth Fund were exchanged for Class Y shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Equity Income Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and International Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Balanced Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003	2002[1]		2000	1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$8.40	$9.53	$13.87	$12.43	$12.32	$12.59

Investment Operations:
Net Investment Income	0.19	0.23	0.16	0.26	0.24	0.26
Realized and Unrealized Gains (Losses) on Investments	1.09	(1.13)	(2.20)	2.13	0.49	0.77

Total From Investment Operations	1.28	(0.90)	(2.04)	2.39	0.73	1.03

Less Distributions:
Dividends (from net investment income)	(0.18)	(0.23)	(0.23)	(0.26)	(0.23)	(0.27)
Distributions (from net realized gains)	—	—	(2.07)	(0.69)	(0.39)	(1.03)

Total Distributions	(0.18)	(0.23)	(2.30)	(0.95)	(0.62)	(1.30)

Net Asset Value, End of Period	$9.50	$8.40	$9.53	$13.87	$12.43	$12.32

Total Return[3]	15.35%	(9.74)%	(16.84)%	19.94%	5.87%	8.83%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$363,157	$290,288	$375,983	$163,158	$180,737	$188,123
Ratio of Expenses to Average Net Assets	0.80%	0.80%	0.97%	0.97%	0.93%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.00%	2.32%	2.21%	1.91%	1.84%	2.16%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.98%	0.98%	1.04%	1.03%	1.00%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.82%	2.14%	2.14%	1.85%	1.77%	1.92%
Portfolio Turnover Rate	156%	79%	54%	79%	69%	56%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Equity Income Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$9.63	$12.20	$16.37	$16.00	$15.74

Investment Operations:
Net Investment Income	0.21	0.21	0.33	0.32	0.40
Realized and Unrealized Gains (Losses) on Investments	2.00	(2.52)	(0.76)	1.47	1.17

Total From Investment Operations	2.21	(2.31)	(0.43)	1.79	1.57

Less Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.35)	(0.32)	(0.41)
Distributions (from net realized gains)	—	(0.04)	(3.39)	(1.10)	(0.90)

Total Distributions	(0.21)	(0.26)	(3.74)	(1.42)	(1.31)

Net Asset Value, End of Period	$11.63	$9.63	$12.20	$16.37	$16.00

Total Return[2]	23.20%	(19.30)%	(3.71)%	11.46%	10.10%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,278,470	$678,352	$267,361	$275,436	$350,775
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.95%	1.80%	2.21%	1.99%	2.38%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.95%	0.95%	0.90%	0.89%	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.90%	1.75%	2.06%	1.85%	2.25%
Portfolio Turnover Rate	43%	38%	33%	36%	35%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

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Large Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003[1]	2002[1]		2000[1]	1999[1]	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$19.59	$24.93	$44.00	$38.42	$36.05	$35.48

Investment Operations:
Net Investment Income (Loss)	0.07	0.06	0.06	(0.04)	(0.02)	0.07
Realized and Unrealized Gains (Losses) on Investments	3.80	(5.33)	(14.25)	7.65	6.47	5.70

Total From Investment Operations	3.87	(5.27)	(14.19)	7.61	6.45	5.77

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.07)	—	—	(0.04)	(0.03)
Distributions (from net realized gains)	—	—	(4.88)	(2.03)	(4.04)	(5.17)

Total Distributions	(0.08)	(0.07)	(4.88)	(2.03)	(4.08)	(5.20)

Net Asset Value, End of Period	$23.38	$19.59	$24.93	$44.00	$38.42	$36.05

Total Return[3]	19.78%	(21.23)%	(35.70)%	20.24%	18.18%	18.89%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,072,174	$255,311	$316,213	$339,166	$306,832	$197,798
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.94%	0.95%	0.94%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.24%	0.20%	(0.10)%	(0.06)%	0.20%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.94%	0.97%	0.98%	0.96%	0.95%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.27%	0.17%	0.16%	(0.11)%	(0.07)%	0.13%
Portfolio Turnover Rate	83%	43%	40%	60%	59%	52%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Large Cap Select Fund

Fiscal period ended September 30, 2003[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.05
Realized and Unrealized Gains (Losses) on Investments	1.45

Total From Investment Operations	1.50

Less Distributions:
Dividends (from net investment income)	(0.05)
Distributions (from net realized gains)	—

Total Distributions	(0.05)

Net Asset Value, End of Period	$11.45

Total Return[3]	15.02%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$126,391
Ratio of Expenses to Average Net Assets	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.62%
Portfolio Turnover Rate	65%

1Per share data calculated using average shares outstanding method.

2Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

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Large Cap Value Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$12.80	$16.02	$20.64	$23.17	$22.42

Investment Operations:
Net Investment Income	0.22	0.18	0.21	0.23	0.25
Realized and Unrealized Gains (Losses) on Investments	2.20	(3.22)	(2.68)	0.21	4.46

Total From Investment Operations	2.42	(3.04)	(2.47)	0.44	4.71

Less Distributions:
Dividends (from net investment income)	(0.21)	(0.18)	(0.21)	(0.22)	(0.26)
Distributions (from net realized gains)	—	—	(1.94)	(2.75)	(3.70)

Total Distributions	(0.21)	(0.18)	(2.15)	(2.97)	(3.96)

Net Asset Value, End of Period	$15.01	$12.80	$16.02	$20.64	$23.17

Total Return[2]	19.04%	(19.22)%	(13.53)%	1.17%	22.28%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$874,267	$825,179	$970,190	$1,186,787	$1,343,207
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%	1.11%	1.13%	(0.20)%	1.07%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.95%	0.95%	0.90%	0.88%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.50%	1.06%	1.03%	(0.28)%	0.97%
Portfolio Turnover Rate	94%	82%	64%	68%	61%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Mid Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003[1]	2002		2000[1]	1999[1]	1998[1]

Per Share Data
Net Asset Value, Beginning of Period	$27.25	$29.11	$55.52	$38.32	$38.01	$44.70

Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.05)	0.02	(0.05)	0.02	(0.14)
Realized and Unrealized Gains (Losses) on Investments	7.62	(1.81)	(8.59)	18.04	0.60	(2.09)

Total From Investment Operations	7.53	(1.86)	(8.57)	17.99	0.62	(2.23)

Less Distributions:
Distributions (from net realized gains)	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Total Distributions	—	—	(17.84)	(0.79)	(0.31)	(4.46)

Net Asset Value, End of Period	$34.78	$27.25	$29.11	$55.52	$38.32	$38.01

Total Return[3]	27.63%	(6.39)%	(19.84)%	47.56%	1.56%	(5.66)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,153,657	$477,210	$406,349	$435,613	$359,947	$464,858
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.94%	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%	(0.08)%	0.06%	(0.13)%	0.04%	(0.32)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.00%	1.01%	0.97%	0.97%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.35)%	(0.14)%	0.04%	(0.15)%	0.02%	(0.39)%
Portfolio Turnover Rate	145%	162%	204%	205%	140%	77%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

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Mid Cap Value Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$13.33	$13.77	$14.68	$12.99	$15.05

Investment Operations:
Net Investment Income	0.21	0.17	0.14	0.11	0.12
Realized and Unrealized Gains (Losses) on Investments	2.98	(0.44)	(0.92)	1.69	1.30

Total From Investment Operations	3.19	(0.27)	(0.78)	1.80	1.42

Less Distributions:
Dividends (from net investment income)	(0.15)	(0.13)	(0.13)	(0.11)	(0.13)
Distributions (from net realized gains)	—	—	—	—	(3.35)
Distributions (from return of capital)	(0.01)	(0.04)	—	—	—

Total Distributions	(0.16)	(0.17)	(0.13)	(0.11)	(3.48)

Net Asset Value, End of Period	$16.36	$13.33	$13.77	$14.68	$12.99

Total Return[2]	24.06%	(2.12)%	(5.37)%	13.94%	8.47%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$332,243	$259,990	$291,932	$275,128	$304,492
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.45%	1.08%	0.92%	0.79%	0.89%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.00%	1.01%	0.90%	0.94%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.40%	1.02%	0.92%	0.75%	0.86%
Portfolio Turnover Rate	102%	90%	104%	141%	121%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Small Cap Growth Opportunities Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003[1]	2002		2000	1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$14.30	$17.38	$31.83	$22.06	$12.49	$17.57

Investment Operations:
Net Investment Income (Loss)	(0.25)	(0.25)	(0.12)	(0.31)	(0.19)	(0.22)
Realized and Unrealized Gains (Losses) on Investments	8.65	(2.80)	(5.33)	16.21	9.79	(3.19)

Total From Investment Operations	8.40	(3.05)	(5.45)	15.90	9.60	(3.41)

Less Distributions:
Distributions (from net realized gains)	—	—	(9.00)	(6.13)	(0.03)	(1.67)
Distributions (from return of capital)	—	(0.03)	—	—	—	—

Total Distributions	—	(0.03)	(9.00)	(6.13)	(0.03)	(1.67)

Net Asset Value, End of Period	$22.70	$14.30	$17.38	$31.83	$22.06	$12.49

Total Return[3]	58.74%	(17.62)%	(21.35)%	87.90%	77.06%	(21.51)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$382,389	$208,439	$266,115	$322,981	$150,898	$72,696
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.68%	1.71%	1.76%	1.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.38)%	(1.28)%	(0.64)%	(1.06)%	(1.18)%	(1.38)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.72%	1.72%	1.74%	1.71%	1.77%	1.81%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.42)%	(1.32)%	(0.70)%	(1.06)%	(1.19)%	(1.45)%
Portfolio Turnover Rate	137%	123%	125%	179%	200%	136%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class Y Shares

47

Additional Information

Financial Highlights continued

Small Cap Select Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003[1]	2002[1]			1999[1]	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.00	$12.26	$17.92	$14.07	$12.02	$15.17

Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.07)	—	0.05	(0.03)	(0.02)
Realized and Unrealized Gains (Losses) on Investments	4.04	(0.30)	(1.95)	4.10	2.13	(1.91)

Total From Investment Operations	3.98	(0.37)	(1.95)	4.15	2.10	(1.93)

Less Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	—	—
Distributions (from net realized gains)	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Total Distributions	—	(0.89)	(3.71)	(0.30)	(0.05)	(1.22)

Net Asset Value, End of Period	$14.98	$11.00	$12.26	$17.92	$14.07	$12.02

Total Return[4]	36.18%	(4.19)%	(12.49)%	30.01%	17.57%	(13.90)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,024,146	$403,027	$291,706	$134,617	$111,643	$129,591
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.93%	0.98%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	(0.55)%	0.01%	0.29%	(0.26)%	(0.16)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.00%	1.00%	0.96%	1.39%	1.36%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.52)%	(0.59)%	(0.02)%	(0.12)%	(0.66)%	(0.56)%
Portfolio Turnover Rate	145%	171%	204%	91%	72%	70%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Small Cap Value Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.38	$13.48	$17.19	$13.98	$13.60

Investment Operations:
Net Investment Income	0.03	0.02	0.06	0.02	0.01
Realized and Unrealized Gains (Losses) on Investments	3.05	(0.12)	(1.00)	3.26	1.50

Total From Investment Operations	3.08	(0.10)	(0.94)	3.28	1.51

Less Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	(0.08)	—	(0.02)
Distributions (from net realized gains)	—	(1.99)	(2.69)	(0.07)	(1.11)

Total Distributions	(0.02)	(2.00)	(2.77)	(0.07)	(1.13)

Net Asset Value, End of Period	$14.44	$11.38	$13.48	$17.19	$13.98

Total Return[2]	27.10%	(1.83)%	(6.25)%	23.56%	11.36%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$428,846	$368,092	$434,097	$431,906	$319,752
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.90%	0.89%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.13%	0.37%	0.11%	0.08%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.00%	1.01%	0.90%	0.91%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.25%	0.10%	0.37%	0.09%	0.08%
Portfolio Turnover Rate	49%	37%	53%	73%	44%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class Y Shares

48

Additional Information

Financial Highlights continued

Real Estate Securities Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$13.73	$13.15	$12.73	$10.80	$12.19

Investment Operations:
Net Investment Income	0.73	0.73	0.84	0.77	0.68
Realized and Unrealized Gains (Losses) on Investments	2.66	0.63	0.28	2.00	(1.35)

Total From Investment Operations	3.39	1.36	1.12	2.77	(0.67)

Less Distributions:
Dividends (from net investment income)	(0.73)	(0.71)	(0.68)	(0.81)	(0.69)
Distributions (from net realized gains)	(0.33)	—	—	—	—
Distributions (from return of capital)	—	(0.07)	(0.02)	(0.03)	(0.03)

Total Distributions	(1.06)	(0.78)	(0.70)	(0.84)	(0.72)

Net Asset Value, End of Period	$16.06	$13.73	$13.15	$12.73	$10.80

Total Return[2]	26.19%	10.40%	9.01%	26.95%	(5.64)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$194,933	$120,091	$96,263	$56,347	$51,181
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.13%	5.27%	6.50%	6.79%	5.78%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.03%	1.07%	1.01%	0.99%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	5.08%	5.18%	6.29%	6.60%	5.65%
Portfolio Turnover Rate	69%	99%	85%	45%	21%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Technology Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$4.42	$6.53	$48.60	$34.64	$15.73

Investment Operations:
Net Investment Loss	(0.01)	(0.05)	(0.11)	(0.34)	(0.13)
Realized and Unrealized Gains (Losses) on Investments	2.87	(2.06)	(34.34)	25.36	19.79

Total From Investment Operations	2.86	(2.11)	(34.45)	25.02	19.66

Less Distributions:
Distributions (from net realized gains)	—	—	(7.62)	(11.06)	(0.75)

Total Distributions	—	—	(7.62)	(11.06)	(0.75)

Net Asset Value, End of Period	$7.28	$4.42	$6.53	$48.60	$34.64

Total Return[2]	64.71%	(32.31)%	(83.26)%	80.71%	129.52%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$59,817	$44,134	$59,653	$436,938	$214,620
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	(0.64)%	(0.62)%	(0.67)%	(0.53)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.04%	1.45%	0.96%	0.90%	0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.30)%	(1.11)%	(0.67)%	(0.67)%	(0.54)%
Portfolio Turnover Rate	110%	288%	269%	195%	184%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class Y Shares

49

Additional Information

Financial Highlights continued

International Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30,
	2003[1]	2002[1]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$7.40	$9.03	$14.03	$15.97	$12.42	$11.21

Investment Operations:
Net Investment Income (Loss)	0.09	0.03	0.07	0.01	0.06	0.04
Realized and Unrealized Gains (Losses) on Investments	1.61	(1.66)	(3.61)	(0.42)	4.25	1.67

Total From Investment Operations	1.70	(1.63)	(3.54)	(0.41)	4.31	1.71

Less Distributions:
Dividends (from net investment income)	—	—	(0.11)	(0.12)	(0.06)	(0.10)
Distributions (from net realized gains)	—	—	(1.35)	(1.41)	(0.70)	(0.40)

Total Distributions	—	—	(1.46)	(1.53)	(0.76)	(0.50)

Net Asset Value, End of Period	$9.10	$7.40	$9.03	$14.03	$15.97	$12.42

Total Return[4]	22.97%[5]	(18.05)%	(27.93)%	(3.27)%	36.98%	15.73%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$991,027	$540,495	$661,886	$122,329	$92,778	$60,647
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.23%	1.28%	1.26%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08%	0.36%	0.67%	0.04%	0.28%	0.34%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.40%	1.41%	1.36%	1.76%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.03%	0.30%	0.54%	(0.44)%	(0.21)%	(0.13)%
Portfolio Turnover Rate	82%	72%	72%	90%	94%	89%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

5In 2003, 0.13% of Class Y share’s total return was a result of a reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. Excluding the reimbursement, total return would have been 22.84%.

Prospectus –	First American Stock Funds Class Y Shares

50

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROSTOCKY1/04

SEC file number:  811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Index Funds Class A, Class B, and Class C Shares	Equity Index Fund Mid Cap Index Fund Small Cap Index Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

1

Fund Summaries

Equity Index FUND

Objective

Equity Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500. The fund’s ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

2

Fund Summaries

Equity Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

1.02%	36.63%	22.13%	32.51%	28.24%	20.12%	–9.80%	–12.30%	–22.46%	27.89%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	21.30%
Worst Quarter: Quarter ended	September 30, 2002	(17.27)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Equity Index Fund

Class A (return before taxes)	12/14/92	20.87%	(2.29)%	9.81%	N/A	N/A

Class A (return after taxes on distributions)		20.37%	(2.84)%	8.76%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		13.52%	(2.17)%	8.13%	N/A	N/A

Class B (return before taxes)	8/15/94	21.88%	(2.29)%	N/A	10.28%	N/A

Class C (return before taxes)	2/1/99	25.92%	N/A	N/A	N/A	(2.65)%

Standard & Poor’s 500 Composite Index[1] (reflects no deduction for fees, expenses, or taxes)		28.68%	(0.57)%	11.07%	11.45%	(1.40)%

1An unmanaged index of large-capitalization stocks. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

3

Fund Summaries

Equity Index FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%	5.00%	1.00%
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.80%	1.55%	1.55%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%	(0.18)%	(0.18)%
Net Expenses (After Waivers)	0.62%	1.37%	1.37%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.62%, 1.37%, and 1.37%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$627	$658	$158	$258	$158
3 years	$791	$890	$490	$490	$490
5 years	$970	$1,045	$845	$845	$845
10 years	$1,485	$1,642	$1,642	$1,845	$1,845

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

4

Fund Summaries

Mid Cap Index FUND

Objective

Mid Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P 400 Index).

Main Investment Strategies

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of December 31, 2003, market capitalizations of companies in the S&P 400 Index ranged from approximately $336 million to $11.8 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Failure to Match Performance of S&P 400 Index. The fund’s ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

5

Fund Summaries

Mid Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

15.49%	–2.30%	–15.06%	34.17%

2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	17.55%
Worst Quarter: Quarter ended	September 30, 2001	(16.74)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception (Class A and Class B)	Since Inception (Class C)

Mid Cap Index Fund

Class A (return before taxes)	11/4/99	26.78%	6.90%	N/A

Class A (return after taxes on distributions)		26.19%	5.40%	N/A

Class A (return after taxes on distributions and sale of fund shares)		17.72%	5.09%	N/A

Class B (return before taxes)	11/4/99	28.33%	7.25%	N/A

Class C (return before taxes)	9/24/01	32.22%	N/A	14.58%

Standard & Poor’s MidCap 400 Index[2] (reflects no deduction for fees, expenses, or taxes)		35.62%	9.24%	14.94%

1On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

2An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 11/30/99, 11/30/99, and 9/30/01, respectively.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

6

Fund Summaries

Mid Cap Index FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%	5.00%	1.00%
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.59%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%	(0.09)%	(0.09)%
Net Expenses (After Waivers)	0.75%	1.50%	1.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%, 1.50%, and 1.50%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$631	$662	$162	$262	$162
3 years	$803	$902	$502	$502	$502
5 years	$990	$1,066	$866	$866	$866
10 years	$1,530	$1,686	$1,686	$1,889	$1,889

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

7

Fund Summaries

Small Cap Index FUND

Objective

Small Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Main Investment Strategies

Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Failure to Match Performance of Russell 2000 Index. The fund’s ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

8

Fund Summaries

Small Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

7.66%	11.67%	6.25%	–22.47%	45.73%

1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	22.96%
Worst Quarter: Quarter ended	September 30, 2002	(21.55)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class B)	Since Inception (Class C)

Small Cap Index Fund

Class A (return before taxes)	12/30/98	37.79%	6.39%	6.91%	N/A	N/A

Class A (return after taxes on distributions)		37.41%	5.58%	6.08%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		24.64%	5.03%	5.48%	N/A	N/A

Class B (return before taxes)	12/11/00	39.58%	N/A	N/A	4.67%	N/A

Class C (return before taxes)	9/24/01	43.67%	N/A	N/A	N/A	15.09%

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		47.25%	7.13%	7.13%	6.27%	16.78%

1On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 12/31/98, 12/31/00, and 9/30/01, respectively.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

9

Fund Summaries

Small Cap Index FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	5.50%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%	5.00%	1.00%
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.05%	1.80%	1.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.12)%	(0.12)%	(0.12)%
Net Expenses (After Waivers)	0.93%	1.68%	1.68%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.93%, 1.68%, and 1.68%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$651	$683	$183	$283	$183
3 years	$866	$966	$566	$566	$566
5 years	$1,098	$1,175	$975	$975	$975
10 years	$1,762	$1,917	$1,917	$2,116	$2,116

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

10

Policies and Services

Buying Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class A, Class B, and Class C shares. Class S and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See “Calculating Your Share Price — Class B Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

  orders for Class B shares for $99,999 or more will be treated as orders for Class A shares.
  orders for Class C shares for $1 million or more will be treated as orders for Class A shares.
  orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For	12b-1 fees are equal to:

Class A shares	0.25% of average daily net assets
Class B shares	1% of average daily net assets
Class C shares	1% of average daily net assets

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions,

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

11

Policies and Services

Buying Shares continued

and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund’s Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. or Class A shares, these fees are paid immediately. For Class B and Class C shares, these fees are paid beginning one year after the shares are sold. The funds’ distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See “Calculating Your Share Price — Class B Shares.” The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Class A Shares. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

	Sales Charge
	As a % of Purchase Price	As a % of Net Amount Invested	Maximum Reallowance as a % of Purchase Price

Less than $50,000	5.50%	5.82%	5.00%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.)

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

Class B Shares. Your purchase price for Class B shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

12

Policies and Services

Buying Shares continued

sales charge when you buy Class B shares, the funds’ distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds’ distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase of original fund shares	CDSC as a % of the value of your shares

First	5%
Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh	0%
Eighth	0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class C Shares. Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1.00% of the amount invested to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See “Class B Shares” above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

13

Policies and Services

Buying Shares continued

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

14

Policies and Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Selling Shares, Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

15

Policies and Services

Selling Shares continued

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the “old” fund will be added to the time you hold the shares of the “new” fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

16

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are generally taxable as ordinary income, but may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

17

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Index Fund	0.08%
Mid Cap Index Fund	0.18%
Small Cap Index Fund	0.31%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

18

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

19

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A, Class B, and Class C shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class A shares were exchanged for Class A shares of the First American Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class A shares were exchanged for Class A shares of the First American Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The information for Equity Index Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund’s financial statements, is included in the fund’s annual report, which is available upon request.

The information for Mid Cap Index Fund and for Small Cap Index Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Equity Index Fund

	Fiscal year ended September 30,
Class A Shares	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$15.31	$19.50	$27.75	$25.52	$20.61

Investment Operations:
Net Investment Income	0.21	0.18	0.18	0.17	0.21
Realized and Unrealized Gains (Losses) on Investments	3.38	(4.19)	(7.43)	2.91	5.36

Total From Investment Operations	3.59	(4.01)	(7.25)	3.08	5.57

Less Distributions:
Dividends (from net investment income)	(0.20)	(0.18)	(0.17)	(0.17)	(0.22)
Distributions (from net realized gains)	—	—	(0.83)	(0.68)	(0.44)

Total Distributions	(0.20)	(0.18)	(1.00)	(0.85)	(0.66)

Net Asset Value, End of Period	$18.70	$15.31	$19.50	$27.75	$25.52

Total Return[2]	23.58%	(20.75)%	(26.95)%	12.11%	27.30%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$158,324	$139,007	$188,410	$134,180	$110,439
Ratio of Expenses to Average Net Assets	0.62%	0.62%	0.60%	0.60%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.22%	0.91%	0.74%	0.62%	0.85%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.80%	1.14%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.04%	0.73%	0.20%	0.08%	0.31%
Portfolio Turnover Rate	1%	8%	6%	16%	7%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

20

Additional Information

Financial Highlights continued

Equity Index Fund continued

	Fiscal year ended September 30,
Class B Shares	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$15.13	$19.29	$27.49	$25.34	$20.49

Investment Operations:
Net Investment Income	0.08	0.03	—	—	0.05
Realized and Unrealized Gains (Losses) on Investments	3.35	(4.15)	(7.35)	2.84	5.30

Total From Investment Operations	3.43	(4.12)	(7.35)	2.84	5.35

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.02)	(0.01)	(0.06)
Distributions (from net realized gains)	—	—	(0.83)	(0.68)	(0.44)

Total Distributions	(0.08)	(0.04)	(0.85)	(0.69)	(0.50)

Net Asset Value, End of Period	$18.48	$15.13	$19.29	$27.49	$25.34

Total Return[2]	22.72%	(21.40)%	(27.49)%	11.25%	26.38%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$71,624	$66,835	$95,586	$121,092	$99,054
Ratio of Expenses to Average Net Assets	1.37%	1.37%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	0.16%	(0.01)%	(0.13)%	0.10%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.55%	1.55%	1.89%	1.89%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.29%	(0.02)%	(0.55)%	(0.67)%	(0.44)%
Portfolio Turnover Rate	1%	8%	6%	16%	7%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003[1]	2002[1]	2001[1]	2000	1999[2]

Per Share Data
Net Asset Value, Beginning of Period	$15.23	$19.41	$27.66	$25.48	$25.35

Investment Operations:
Net Investment Income	0.08	0.03	—	—	0.06
Realized and Unrealized Gains (Losses) on Investments	3.36	(4.17)	(7.40)	2.88	0.13

Total From Investment Operations	3.44	(4.14)	(7.40)	2.88	0.19

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.02)	(0.02)	(0.06)
Distributions (from net realized gains)	—	—	(0.83)	(0.68)	—

Total Distributions	(0.08)	(0.04)	(0.85)	(0.70)	(0.06)

Net Asset Value, End of Period	$18.59	$15.23	$19.41	$27.66	$25.48

Total Return[3]	22.65%	(21.38)%	(27.51)%	11.32%	0.76%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$31,330	$21,637	$29,560	$34,811	$16,861
Ratio of Expenses to Average Net Assets	1.37%	1.37%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	0.16%	(0.01)%	(0.13)%	0.07%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.55%	1.55%	1.89%	1.89%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.29%	(0.02)%	(0.55)%	(0.67)%	(0.47)%
Portfolio Turnover Rate	1%	8%	6%	16%	7%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

21

Additional Information

Financial Highlights continued

Mid Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]
Class A Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.51	$9.38	$12.56	$10.00

Investment Operations:
Net Investment Income	0.04	0.04	0.05	0.04
Realized and Unrealized Gains (Losses) on Investments	2.08	(0.49)	(2.11)	2.56

Total From Investment Operations	2.12	(0.45)	(2.06)	2.60

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.05)	(0.04)
Distributions (from net realized gains)	(0.23)	(0.38)	(1.07)	—

Total Distributions	(0.27)	(0.42)	(1.12)	(0.04)

Net Asset Value, End of Period	$10.36	$8.51	$9.38	$12.56

Total Return[4]	25.45%	(5.45)%	(17.60)%	26.48%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$5,332	$3,581	$2,972	$1,918
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	0.37%	0.51%	0.75%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.84%	0.83%	0.80%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.36%	0.29%	0.46%	0.60%
Portfolio Turnover Rate	23%	19%	43%	45%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]
Class B Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.44	$9.33	$12.52	$10.00

Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.03)	—	(0.01)
Realized and Unrealized Gains (Losses) on Investments	2.07	(0.48)	(2.12)	2.56

Total From Investment Operations	2.04	(0.51)	(2.12)	2.55

Less Distributions:
Dividends (from net investment income)	—	—	—	(0.03)
Distributions (from net realized gains)	(0.23)	(0.38)	(1.07)	—

Total Distributions	(0.23)	(0.38)	(1.07)	(0.03)

Net Asset Value, End of Period	$10.25	$8.44	$9.33	$12.52

Total Return[4]	24.63%	(6.07)%	(18.15)%	25.65%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$2,419	$1,475	$1,265	$905
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%	(0.37)%	(0.24)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.59%	1.58%	1.54%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.39)%	(0.45)%	(0.28)%	(0.15)%
Portfolio Turnover Rate	23%	19%	43%	45%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. ffective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

22

Additional Information

Financial Highlights continued

Mid Cap Index Fund continued

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.47	$9.38	$9.07

Investment Operations:
Net Investment Income	(0.03)	(0.02)	—
Realized and Unrealized Gains (Losses) on Investments	2.07	(0.51)	0.31

Total From Investment Operations	2.04	(0.53)	0.31

Less Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from net realized gains)	(0.23)	(0.38)	—

Total Distributions	(0.23)	(0.38)	—

Net Asset Value, End of Period	$10.28	$8.47	$9.38

Total Return[3]	24.55%	(6.22)%	3.42%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$1,756	$795	$—
Ratio of Expenses to Average Net Assets	1.50%	1.50%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%	(0.37)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.59%	1.58%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.39)%	(0.45)%	—
Portfolio Turnover Rate	23%	19%	43%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

23

Additional Information

Financial Highlights continued

Small Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal period ended November 30, 1999[4]
Class A Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.55	$9.68	$12.23	$10.18	$10.00

Investment Operations:
Net Investment Income (Loss)	0.04	0.05	(0.01)	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	2.92	(1.13)	(1.49)	2.20	0.19

Total From Investment Operations	2.96	(1.08)	(1.50)	2.19	0.19

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	—	—	(0.01)
Distributions (from net realized gains)	—	—	(1.05)	(0.14)	—

Total Distributions	(0.04)	(0.05)	(1.05)	(0.14)	(0.01)

Net Asset Value, End of Period	$11.47	$8.55	$9.68	$12.23	$10.18

Total Return[5]	34.77%	(11.28)%	(12.76)%	21.81%	1.86%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$3,480	$1,908	$341	$177	$134
Ratio of Expenses to Average Net Assets	0.93%	0.93%	0.91%	0.99%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.46%	(0.07)%	(0.11)%	(0.15)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.09%	0.94%	1.09%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.30%	0.30%	(0.10)%	(0.21)%	(0.29)%
Portfolio Turnover Rate	41%	49%	102%	32%	35%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

24

Additional Information

Financial Highlights continued

Small Cap Index Fund continued

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class B Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.47	$9.63	$10.97

Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.03)	(0.01)
Realized and Unrealized Gains (Losses) on Investments	2.90	(1.13)	(1.33)

Total From Investment Operations	2.87	(1.16)	(1.34)

Less Distributions:
Dividends (from net investment income)	(0.01)	—	—
Distributions (from net realized gains)	—	—	—

Total Distributions	(0.01)	—	—

Net Asset Value, End of Period	$11.33	$8.47	$9.63

Total Return[3]	33.87%	(12.03)%	(12.11)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$993	$424	$107
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.29)%	(0.84)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.80%	1.84%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.45)%	(0.45)%	(0.88)%
Portfolio Turnover Rate	41%	49%	102%

1Per share data calculated using average shares outstanding method.

2Class B shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.54	$9.68	$9.49

Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.03)	—
Realized and Unrealized Gains (Losses) on Investments	2.93	(1.11)	0.19

Total From Investment Operations	2.90	(1.14)	0.19

Less Distributions:
Dividends (from net investment income)	(0.01)	—	—
Distributions (from net realized gains)	—	—	—

Total Distributions	(0.01)	—	—

Net Asset Value, End of Period	$11.43	$8.54	$9.68

Total Return[3]	33.94%	(11.72)%	2.11%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$1,268	$447	$—
Ratio of Expenses to Average Net Assets	1.68%	1.68%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.26)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.80%	1.84%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.45)%	(0.42)%	—
Portfolio Turnover Rate	41%	49%	102%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class A, Class B, and Class C Shares

25

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINDXR 1/04

SEC file number: 811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Index Funds Class S Shares	Equity Index Fund Mid Cap Index Fund Small Cap Index Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Index Funds Class S Shares

1

Fund Summaries

Equity Index FUND

Objective

Equity Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500. The fund’s ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class S Shares

2

Fund Summaries

Equity Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–22.41%	27.89%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	15.25%
Worst Quarter: Quarter ended	September 30, 2002	(17.27)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Equity Index Fund

Class S (return before taxes)	9/24/01	27.89%	5.85%

Class S (return after taxes on distributions)		27.37%	5.42%

Class S (return after taxes on distributions and sale of fund shares)		18.08%	4.72%

Standard & Poor’s 500 Composite Index[1] (reflects no deduction for fees, expenses, or taxes)		28.68%	4.73%

1An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	0.62%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.62%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Index Funds Class S Shares

3

Fund Summaries

Mid Cap Index FUND

Objective

Mid Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P 400 Index).

Main Investment Strategies

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of December 31, 2003, market capitalizations of companies in the S&P 400 Index ranged from approximately $336 million to $11.8 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Failure to Match Performance of S&P 400 Index. The fund’s ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class S Shares

4

Fund Summaries

Mid Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.33%	–15.08%	34.32%

2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	17.45%
Worst Quarter: Quarter ended	September 30, 2002	(16.66)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Mid Cap Index Fund

Class S (return before taxes)	11/27/00	34.32%	4.38%

Class S (return after taxes on distributions)		33.70%	3.66%

Class S (return after taxes on distributions and sale of fund shares)		22.64%	3.43%

Standard & Poor’s MidCap 400 Index[2] (reflects no deduction for fees, expenses, or taxes)		35.62%	7.24%

1On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

2An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 11/30/00.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.34%
Total Annual Fund Operating Expenses	0.84%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$86
3 years	$268
5 years	$466
10 years	$1,037

Prospectus –	First American Index Funds Class S Shares

5

Fund Summaries

Small Cap Index FUND

Objective

Small Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Main Investment Strategies

Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Failure to Match Performance of Russell 2000 Index. The fund’s ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class S Shares

6

Fund Summaries

Small Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

7.54%	11.39%	6.25%	–22.38%	45.39%

1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	23.10%
Worst Quarter: Quarter ended	September 30, 2002	(21.53)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Small Cap Index Fund

Class S (return before taxes)	12/30/98	45.39%	7.51%	8.02%

Class S (return after taxes on distributions)		44.99%	6.68%	7.19%

Class S (return after taxes on distributions and sale of fund shares)		29.59%	6.01%	6.45%

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes )		47.25%	7.13%	7.13%

1On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/98.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.40%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.12)%
Net Expenses (After Waivers)	0.93%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.93%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$107
3 years	$334
5 years	$579
10 years	$1,283

Prospectus –	First American Index Funds Class S Shares

7

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See “Fund Summaries — Fees and Expenses” and “Compensation Paid to Financial Institutions.”

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

Prospectus –	First American Index Funds Class S Shares

8

Policies and Services

Buying and Selling Shares continued

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

Compensation Paid to Financial Institutions

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund’s average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional’s or financial institution’s customers.

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Index Funds Class S Shares

9

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are generally taxable as ordinary income, but may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Prospectus –	First American Index Funds Class S Shares

10

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $123 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Index Fund	0.08%
Mid Cap Index Fund	0.18%
Small Cap Index Fund	0.31%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Index Funds Class S Shares

11

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Index Funds Class S Shares

12

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.

The information for the funds for the fiscal periods ended September 30, 2003, September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the Small Cap Index Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Equity Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$15.30	$19.50	$18.80

Investment Operations:
Net Investment Income	0.21	0.18	—
Realized and Unrealized Gains (Losses) on Investments	3.39	(4.20)	0.70

Total From Investment Operations	3.60	(4.02)	0.70

Less Distributions:
Dividends (from net investment income)	(0.20)	(0.18)	—
Distributions (from net realized gains)	—	—	—

Total Distributions	(0.20)	(0.18)	—

Net Asset Value, End of Period	$18.70	$15.30	$19.50

Total Return[3]	23.66%	(20.79)%	3.72%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$52,925	$42,964	$38,220
Ratio of Expenses to Average Net Assets	0.62%	0.62%	0.72%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.22%	0.93%	0.89%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.80%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.04%	0.75%	0.41%
Portfolio Turnover Rate	1%	8%	6%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class S Shares

13

Additional Information

Financial Highlights continued

Mid Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.50	$9.38	$11.07

Investment Operations:
Net Investment Income	0.04	0.04	0.04
Realized and Unrealized Gains (Losses) on Investments	2.09	(0.50)	(1.67)

Total From Investment Operations	2.13	(0.46)	(1.63)

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.06)
Distributions (from net realized gains)	(0.23)	(0.38)	—

Total Distributions	(0.27)	(0.42)	(0.06)

Net Asset Value, End of Period	$10.36	$8.50	$9.38

Total Return[3]	25.60%	(5.56)%	(14.77)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$4,134	$3,393	$4,301
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46%	0.37%	0.47%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.84%	0.83%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.37%	0.29%	0.42%
Portfolio Turnover Rate	23%	19%	43%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Small Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal period ended November 30, 1999[4]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.52	$9.64	$12.19	$10.17	$10.00

Investment Operations:
Net Investment Income	0.05	0.05	(0.01)	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	2.88	(1.12)	(1.49)	2.18	0.17

Total From Investment Operations	2.93	(1.07)	(1.50)	2.17	0.17

Less Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	—	(0.01)	—
Distributions (from net realized gains)	—	—	(1.05)	(0.14)	—

Total Distributions	(0.04)	(0.05)	(1.05)	(0.15)	—

Net Asset Value, End of Period	$11.41	$8.52	$9.64	$12.19	$10.17

Total Return[5]	34.54%	(11.26)%	(12.82)%	21.54%	1.74%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$3,210	$13,576	$13,886	$18,057	$14,955
Ratio of Expenses to Average Net Assets	0.93%	0.93%	0.88%	0.99%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.42%	(0.05)%	(0.11)%	(0.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.09%	0.91%	1.09%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.40%	0.26%	(0.08)%	(0.21)%	(0.26)%
Portfolio Turnover Rate	41%	49%	102%	32%	35%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class S Shares

14

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINDXS  1/04

SEC file number:  811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Index Funds Class Y Shares	Equity Index Fund Mid Cap Index Fund Small Cap Index Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Index Funds Class Y Shares

1

Fund Summaries

Equity Index FUND

Objective

Equity Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500. The fund’s ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class Y Shares

2

Fund Summaries

Equity Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

36.97%	22.44%	32.84%	28.56%	20.41%	–9.58%	–12.13%	–22.19%	28.14%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 1998	21.39%
Worst Quarter: Quarter ended	September 30, 2002	(17.17)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Equity Index Fund

Class Y (return before taxes)	2/4/94	28.14%	(0.94)%	10.70%

Class Y (return after taxes on distributions)		27.51%	(1.60)%	9.52%

Class Y (return after taxes on distributions and sale of fund shares)		18.23%	(1.09)%	8.86%

Standard & Poor’s 500 Composite Index[1] (reflects no deduction for fees, expenses, or taxes)		28.68%	(0.57)%	11.20%

1An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 2/28/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.55%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	0.37%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.37%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$56
3 years	$176
5 years	$307
10 years	$689

Prospectus –	First American Index Funds Class Y Shares

3

Fund Summaries

Mid Cap Index FUND

Objective

Mid Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P 400 Index).

Main Investment Strategies

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of December 31, 2003, market capitalizations of companies in the S&P 400 Index ranged from approximately $336 million to $11.8 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Failure to Match Performance of S&P 400 Index. The fund’s ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class Y Shares

4

Fund Summaries

Mid Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

15.74%	–2.05%	–14.87%	34.61%

2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	17.63%
Worst Quarter: Quarter ended	September 30, 2001	(16.61)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Mid Cap Index Fund

Class Y (return before taxes)	11/4/99	34.61%	8.63%

Class Y (return after taxes on distributions)		33.87%	7.02%

Class Y (return after taxes on distributions and sale of fund shares)		22.81%	6.52%

Standard & Poor’s MidCap 400 Index[2] (reflects no deduction for fees, expenses, or taxes)		35.62%	9.24%

1On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

2An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 11/30/99.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.59%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.09)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$60
3 years	$189
5 years	$329
10 years	$738

Prospectus –	First American Index Funds Class Y Shares

5

Fund Summaries

Small Cap Index FUND

Objective

Small Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Main Investment Strategies

Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2003, market capitalizations of companies in the Russell 2000 Index ranged from approximately $42 million to $2.1 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Failure to Match Performance of Russell 2000 Index. The fund’s ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Index Funds Class Y Shares

6

Fund Summaries

Small Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

7.91%	11.73%	6.47%	–22.19%	46.15%

1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	23.21%
Worst Quarter: Quarter ended	September 30, 2002	(21.45)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Small Cap Index Fund

Class Y (return before taxes)	12/30/98	46.15%	7.86%	8.36%

Class Y (return after taxes on distributions)		45.62%	6.97%	7.47%

Class Y (return after taxes on distributions and sale of fund shares)		30.06%	6.27%	6.71%

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		47.25%	7.13%	7.13%

1On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/98.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.12)%
Net Expenses (After Waivers)	0.68%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.68%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Index Funds Class Y Shares

7

Fund Summaries

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a front-end sales charge of 1.00%.
  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

Prospectus –	First American Index Funds Class Y Shares

8

Policies and Services

Buying and Selling Shares continued

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Index Funds Class Y Shares

9

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are generally taxable as ordinary income, but may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Prospectus –	First American Index Funds Class Y Shares

10

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 200, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Index Fund	0.08%
Mid Cap Index Fund	0.18%
Small Cap Index Fund	0.31%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-o -pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Index Funds Class Y Shares

11

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Index Funds Class Y Shares

12

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

The information for Equity Index Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund’s financial statements, is included in the fund’s annual report, which is available upon request.

The information for Mid Cap Index Fund and Small Cap Index Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Equity Index Fund

	Fiscal year ended September 30,
	2003[1]	2002[1]	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$15.30	$19.49	$27.74	$25.51	$20.60

Investment Operations:
Net Investment Income	0.25	0.23	0.23	0.23	0.28
Realized and Unrealized Gains (Losses) on Investments	3.38	(4.19)	(7.42)	2.91	5.35

Total From Investment Operations	3.63	(3.96)	(7.19)	3.14	5.63

Less Distributions:
Dividends (from net investment income)	(0.24)	(0.23)	(0.23)	(0.23)	(0.28)
Distributions (from net realized gains)	—	—	(0.83)	(0.68)	(0.44)

Total Distributions	(0.24)	(0.23)	(1.06)	(0.91)	(0.72)

Net Asset Value, End of Period	$18.69	$15.30	$19.49	$27.74	$25.51

Total Return[2]	23.89%	(20.56)%	(26.78)%	12.38%	27.61%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$1,771,795	$1,135,653	$1,567,607	$1,400,086	$1,206,072
Ratio of Expenses to Average Net Assets	0.37%	0.37%	0.35%	0.35%	0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%	1.16%	0.99%	0.87%	1.11%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.55%	0.55%	0.89%	0.89%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.28%	0.98%	0.45%	0.33%	0.57%
Portfolio Turnover Rate	1%	8%	6%	16%	7%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class Y Shares

13

Additional Information

Financial Highlights continued

Mid Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.51	$9.38	$12.55	$10.00

Investment Operations:
Net Investment Income	0.06	0.06	0.08	0.08
Realized and Unrealized Gains (Losses) on Investments	2.09	(0.49)	(2.11)	2.55

Total From Investment Operations	2.15	(0.43)	(2.03)	2.63

Less Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.07)	(0.08)
Distributions (from net realized gains)	(0.23)	(0.38)	(1.07)	—

Total Distributions	(0.29)	(0.44)	(1.14)	(0.08)

Net Asset Value, End of Period	$10.37	$8.51	$9.38	$12.55

Total Return[4]	25.86%	(5.23)%	(17.34)%	26.62%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$239,174	$198,545	$176,857	$125,881
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%	0.63%	0.75%	1.00%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.59%	0.58%	0.53%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.62%	0.55%	0.72%	0.85%
Portfolio Turnover Rate	23%	19%	43%	45%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Small Cap Index Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal period ended November 30, 1999[4]
	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.57	$9.70	$12.24	$10.19	$10.00

Investment Operations:
Net Investment Income	0.07	0.07	0.02	0.02	0.01
Realized and Unrealized Gains (Losses) on Investments	2.94	(1.13)	(1.50)	2.19	0.19

Total From Investment Operations	3.01	(1.06)	(1.48)	2.21	0.20

Less Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.01)	(0.02)	(0.01)
Distributions (from net realized gains)	—	—	(1.05)	(0.14)	—

Total Distributions	(0.07)	(0.07)	(1.06)	(0.16)	(0.01)

Net Asset Value, End of Period	$11.51	$8.57	$9.70	$12.24	$10.19

Total Return[5]	35.23%	(11.09)%	(12.56)%	21.93%	2.01%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$119,102	$94,749	$54,169	$60,771	$45,331
Ratio of Expenses to Average Net Assets	0.68%	0.68%	0.66%	0.69%	0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.68%	0.19%	0.19%	0.18%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.84%	0.68%	1.09%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.56%	0.52%	0.17%	(0.21)%	(0.27)%
Portfolio Turnover Rate	41%	49%	102%	32%	35%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class Y Shares

14

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINDXY 1/04

SEC file number:  811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class A, Class B, and Class C Shares	Core Bond Fund Corporate Bond Fund High Income Bond Fund Intermediate Government Bond Fund Intermediate Term Bond Fund Short Term Bond Fund U.S. Government Mortgage Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Core Bond Fund

Corporate Bond Fund

High Income Bond Fund

Intermediate Government Bond Fund

Intermediate Term Bond Fund

Short Term Bond Fund

U.S. Government Mortgage Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Income Funds

1

Fund Summaries

Core Bond FUND

Objective

Core Bond Fund’s objective is to provide investors with high current income consistent with limited risk to capital.

Main Investment Strategies

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The main risks of investing in Core Bond Fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About the Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds

2

Fund Summaries

Core Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

–2.42%	17.02%	3.20%	8.47%	8.67%	–3.00%	10.79%	7.84%	8.04%	3.95%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	6.06%
Worst Quarter: Quarter ended	March 31, 1994	(2.04)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

Core Bond Fund

Class A (return before taxes)	12/22/87	(0.47)%	4.49%	5.64%	N/A	N/A

Class A (return after taxes on distributions)		(2.03)%	2.43%	3.34%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		(0.03)%	2.54%	3.36%	N/A	N/A

Class B (return before taxes)	8/15/94	(1.68)%	4.32%	N/A	5.97%	N/A

Class C (return before taxes)	2/1/99	2.24%	N/A	N/A	N/A	4.74%

Lehman Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.62%	6.95%	7.68%	6.58%

1An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

Prospectus –	First American Income Funds

3

Fund Summaries

Core Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	4.25%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.05%	1.80%	1.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%	(0.10)%	(0.10)%
Net Expenses (After Waivers)	0.95%	1.70%	1.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%, 1.70%, and 1.70%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$683	$183	$283	$183
3 years	$745	$966	$566	$566	$566
5 years	$980	$1,175	$975	$975	$975
10 years	$1,635	$1,917	$1,917	$2,116	$2,116

Prospectus –	First American Income Funds

4

Fund Summaries

Corporate Bond FUND

Objective

Corporate Bond Fund’s objective is to provide investors with a high level of current income consistent with prudent risk to capital.

Main Investment Strategies

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The fund may also invest in:

  U.S. dollar-denominated debt obligations of foreign governments.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  mortgage- and asset-backed securities.

Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund’s securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund’s total assets. Quality determinations regarding these securities will be made by the fund’s advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities. A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds

5

Fund Summaries

Corporate Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

7.14%	5.62%	9.77%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	6.43%
Worst Quarter: Quarter ended	March 31, 2002	(0.25)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Corporate Bond Fund

Class A (return before taxes)	2/1/00	5.15%	6.78%

Class A (return after taxes on distributions)		3.36%	3.92%

Class A (return after taxes on distributions and sale of fund shares)		3.30%	3.98%

Class B (return before taxes)	2/1/00	3.97%	6.50%

Class C (return before taxes)	2/1/00	8.00%	7.11%

Lehman Brothers U.S. Credit A/BBB Index[1] (reflects no deduction for fees, expenses, or taxes)		8.99%	9.78%

Merrill Lynch BBB-A U.S. Corporate Index[2] (reflects no deduction for fees, expenses, or taxes)		8.88%	9.80%

1An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of the lower of Moody’s and Standard & Poor’s ratings. The minimum issue size of $200 million and Rule 144A securities with registration rights are included in the index. Previously, the fund used the Merrill Lynch BBB-A U.S. Corporate Index as a benchmark. Going forward, the fund will use the Lehman Brothers U.S. Credit A/BBB Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 1/31/00.

2An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody’s and S&P ratings. Issues below $150 million and Rule 144A securities are excluded from the index. The since inception performance of the index is calculated from 1/31/00.

Prospectus –	First American Income Funds

6

Fund Summaries

Corporate Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	4.25%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.26%	2.01%	2.01%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.26)%	(0.26)%	(0.26)%
Net Expenses (After Waivers)	1.00%	1.75%	1.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%, 1.75%, and 1.75%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$548	$704	$204	$304	$204
3 years	$808	$1,030	$630	$630	$630
5 years	$1,087	$1,283	$1,083	$1,083	$1,083
10 years	$1,883	$2,142	$2,142	$2,338	$2,338

Prospectus –	First American Income Funds

7

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Main Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Risks of High-Yield Securities. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds

8

Fund Summaries

High Income Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

–1.22%	24.03%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.36%
Worst Quarter: Quarter ended	September 30, 2002	(4.90)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class A (return before taxes)	8/30/01	18.72%	4.46%

Class A (return after taxes on distributions)		15.54%	1.34%

Class A (return after taxes on distributions and sale of fund shares)		11.97%	1.82%

Class B (return before taxes)	8/30/01	18.20%	4.21%

Class C (return before taxes)	8/30/01	22.18%	5.64%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		28.97%	10.21%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included. The since inception performance of the index is calculated from 8/31/01.

Prospectus –	First American Income Funds

9

Fund Summaries

High Income Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	4.25%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.29%	0.28%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.98%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%	(0.18)%	(0.18)%
Net Expenses (After Waivers)	1.06%	1.81%	1.80%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%, 1.75%, and 1.75%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$546	$702	$202	$301	$201
3 years	$802	$1,024	$624	$621	$621
5 years	$1,077	$1,273	$1,073	$1,068	$1,068
10 years	$1,861	$2,121	$2,121	$2,306	$2,306

Prospectus –	First American Income Funds

10

Fund Summaries

Intermediate Government Bond FUND

Objective

Intermediate Government Bond Fund’s objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund also may enter into repurchase agreements and options and futures transactions that generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:
  Farm Credit System Financial Assistance Corporation;
  Federal Home Loan Banks System;
  Student Loan Marketing Association; and
  Tennessee Valley Authority.

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund’s investments in Treasury, agency, and instrumentality securities may include zero coupon securities, adjustable rate securities, and U.S. Treasury inflation indexed securities. The fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions, the fund attempts to maintain an effective duration between 2.5 and 7 years and a weighted average effective maturity between 3 and 10 years.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issue may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds

11

Fund Summaries

Intermediate Government Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

1.55%

2003

Best Quarter: Quarter ended	June 30, 2003	1.43%
Worst Quarter: Quarter ended	September 30, 2003	(0.28)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Intermediate Government Bond Fund

Class A (return before taxes)	10/25/02	(0.72)%	0.78%

Class A (return after taxes on distributions)		(3.50)%	(1.87)%

Class A (return after taxes on distributions and sale of fund shares)		1.43%	(0.13)%

Lehman Intermediate Treasury Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		2.11%	2.60%

1An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years. The since inception performance of the index is calculated from 10/31/02.

Prospectus –	First American Income Funds

12

Fund Summaries

Intermediate Government Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances over $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

Prospectus –	First American Income Funds

13

Fund Summaries

Intermediate Term Bond FUND

Objective

Intermediate Term Bond Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds

14

Fund Summaries

Intermediate Term Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

3.81%	7.07%	7.64%	0.75%	9.91%	7.46%	8.00%	3.91%

1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	4.96%
Worst Quarter: Quarter ended	March 31, 1996	(0.86)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Intermediate Term Bond Fund

Class A (return before taxes)	1/9/95	1.55%	5.46%	6.74%

Class A (return after taxes on distributions)		0.11%	3.39%	4.52%

Class A (return after taxes on distributions and sale of fund shares)		1.20%	3.37%	4.39%

Lehman Intermediate Gov’t/Credit Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		4.31%	6.65%	7.49%

1On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.

2An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 1/31/95.

Prospectus –	First American Income Funds

15

Fund Summaries

Intermediate Term Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

Prospectus –	First American Income Funds

16

Fund Summaries

Short Term Bond FUND

Objective

Short Term Bond Fund’s objective is to provide investors with current income while maintaining a high degree of principal stability.

Main Investment Strategies

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
  U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

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Fund Summaries

Short Term Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

1.79%	8.23%	5.60%	5.93%	6.08%	3.34%	8.17%	7.15%	6.00%	1.85%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2001	3.15%
Worst Quarter: Quarter ended	December 31, 2001	(0.48)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Ten Years

Short Term Bond Fund

Class A (return before taxes)	12/14/92	(0.48)%	4.80%	5.15%

Class A (return after taxes on distributions)		(1.41)%	2.90%	3.08%

Class A (return after taxes on distributions and sale of fund shares)		(0.31)%	2.89%	3.08%

Lehman MF 1-3 Year Gov’t/Credit Index[1] (reflects no deduction for fees, expenses, or taxes)		2.82%	5.79%	5.90%

1An unmanaged index of one- to three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

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Fund Summaries

Short Term Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

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19

Fund Summaries

U.S. Government Mortgage FUND

Objective

U.S. Government Mortgage Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

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Fund Summaries

U.S. Government Mortgage FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

–2.74%	14.95%	3.01%	6.37%	6.43%	0.69%	9.49%	7.34%	8.19%	2.19%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	5.38%
Worst Quarter: Quarter ended	March 31, 1994	(2.60)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class B)	Since Inception (Class C)

U.S. Government Mortgage Fund

Class A (return before taxes)	6/2/88	(2.15)%	4.71%	5.08%	N/A	N/A

Class A (return after taxes on distributions)		(3.60)%	2.62%	2.85%	N/A	N/A

Class A (return after taxes on distributions and sale of fund shares)		(1.41)%	2.71%	2.91%	N/A	N/A

Class B (return before taxes)	5/11/95	(3.57)%	4.29%	N/A	5.12%	N/A

Class C (return before taxes)	9/24/01	0.38%	N/A	N/A	N/A	3.70%

Lehman MBS Index[2] (reflects no deduction for fees, expenses, or taxes)		3.07%	6.55%	6.89%	7.07%	5.23%

1On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed rate mortgage-backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. The since inception performance of the index for Class B and Class C shares is calculated from 5/31/95 and 9/30/01, respectively.

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Fund Summaries

U.S. Government Mortgage FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load)	4.25%	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	5.00%	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.06%	1.81%	1.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%	(0.11)%	(0.11)%
Net Expenses (After Waivers)	0.95%	1.70%	1.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%, 1.70%, and 1.70%, respectively, for Class A, Class B, and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class B assuming redemption at end of each period	Class B assuming no redemption at end of each period	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$684	$184	$284	$184
3 years	$748	$969	$569	$569	$569
5 years	$985	$1,180	$980	$980	$980
10 years	$1,664	$1,928	$1,928	$2,127	$2,127

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22

Policies and Services

Buying Shares

Multiple Class Information

This prospectus offers Class A, Class B, and Class C shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, and Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund. Class S and Class Y shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and U.S. Government Mortgage Fund, and Class Y shares of Intermediate Government Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by clas s. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See “Calculating Your Share Price — Class B Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

  orders for Class B shares for $99,999 or more will be treated as orders for Class A shares.
  orders for Class C shares for $1 million or more will be treated as orders for Class A shares.
  orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

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Policies and Services

Buying Shares continued

For	12b-1 fees are equal to:

Class A shares	0.25% of average daily net assets *
Class B shares	1% of average daily net assets
Class C shares	1% of average daily net assets

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25%* of a fund’s Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A shares, these fees are paid immediately. For Class B and Class C shares, these fees are paid beginning one year after the shares are sold. The funds’ distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See “Buying Shares — Class B Shares.” The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

*The distributor has agreed to limit its Class A share 12b-1 fee for Intermediate Government Bond Fund, Short Term Bond Fund and Intermediate Term Bond Fund to 0.15%. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Class A Shares. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

Intermediate Government Bond FUND

Intermediate Term Bond FUND

Short Term Bond FUND

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	2.25%	2.30%	2.00%
$50,000 – $99,999	2.00%	2.04%	1.75%
$100,000 – $249,999	1.75%	1.78%	1.50%
$250,000 – $499,999	1.25%	1.27%	1.00%
$500,000 – $999,999	1.00%	1.01%	0.75%
$1 million and over	0.00%	0.00%	0.00%

Core Bond FUND

Corporate Bond FUND

High Income Bond FUND

U.S. Government Mortgage FUND

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	4.25%	4.44%	4.00%
$50,000 – $99,999	4.00%	4.17%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own

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Policies and Services

Buying Shares continued

other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class B Shares. Your purchase price for Class B shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds’ distributor pays a sales commission of 4.25% (4.00% for High Income Bond Fund) of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds’ distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

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Policies and Services

Buying Shares continued

Year since purchase of original fund shares	CDSC as a % of the value of your shares

First	5%
Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh	0%
Eighth	0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class C Shares. Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See “Class B Shares” above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

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Policies and Services

Buying Shares continued

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

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27

Policies and Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

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Policies and Services

Selling Shares continued

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the “old” fund will be added to the time you hold the shares of the “new” fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Core Bond Fund	0.44%
Corporate Bond Fund	0.48%
High Income Bond Fund	0.56%
Intermediate Government Bond Fund	0.32%
Intermediate Term Bond Fund	0.33%
Short Term Bond Fund	0.33%
U.S. Government Mortgage Fund	0.43%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. For funds other than Corporate Bond Fund and High Income Bond Fund, fund managers generally employ a “top-down” approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For Corporate Bond Fund and High Income Bond Fund, fund managers employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or

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Additional Information

More About The Funds continued

“junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. High Income Bond Fund is also exposed to liquidity risk because of its investment in collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Foreign Security Risk. Up to 15% of each fund’s total assets (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Call Risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price

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Additional Information

More About The Funds continued

to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Derivative Instruments. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

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Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A, Class B, and Class C shares of the funds (to the extent the funds offer the various classes). This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class A, Class B, and Class C shares of First American High Yield Bond Fund were exchanged for Class A, Class B, and Class C shares of High Income Bond Fund.

The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class A shares. The assets of Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares were exchanged for Class A shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.

The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class A shares and Class B shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class B shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares and Class B shares of U.S. Government Mortgage Fund, respectively.

The information for Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, Intermediate Government Bond Fund, and Short Term Bond Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Intermediate Term Bond Fund and U.S. Government Mortgage Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Financial Highlights continued

Core Bond Fund

	Fiscal year ended September 30,
Class A Shares	2003	2002	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.45	$11.37	$10.69	$10.65	$11.69

Investment Operations:
Net Investment Income	0.42	0.55	0.61	0.61	0.59
Realized and Unrealized Gains (Losses) on Investments	0.15	0.08	0.69	0.04	(0.89)

Total From Investment Operations	0.57	0.63	1.30	0.65	(0.30)

Less Distributions:
Dividends (from net investment income)	(0.46)	(0.55)	(0.62)	(0.61)	(0.59)
Distributions (from net realized gains)	—	—	—	—	(0.15)

Total Distributions	(0.46)	(0.55)	(0.62)	(0.61)	(0.74)

Net Asset Value, End of Period	$11.56	$11.45	$11.37	$10.69	$10.65

Total Return[2]	5.08%	5.77%	12.50%	6.33%	(2.67)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$191,754	$122,354	$119,067	$110,490	$137,133
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.58%	4.93%	5.50%	5.76%	5.29%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.03%	1.13%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.48%	4.85%	5.32%	5.57%	5.10%
Portfolio Turnover Rate	196%	115%	81%	54%	90%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,
Class B Shares	2003	2002	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.38	$11.29	$10.63	$10.58	$11.63

Investment Operations:
Net Investment Income	0.35	0.47	0.52	0.53	0.51
Realized and Unrealized Gains (Losses) on Investments	0.12	0.09	0.68	0.05	(0.90)

Total From Investment Operations	0.47	0.56	1.20	0.58	(0.39)

Less Distributions:
Dividends (from net investment income)	(0.37)	(0.47)	(0.54)	(0.53)	(0.51)
Distributions (from net realized gains)	—	—	—	—	(0.15)

Total Distributions	(0.37)	(0.47)	(0.54)	(0.53	(0.66)

Net Asset Value, End of Period	$11.48	$11.38	$11.29	$10.63	$10.58

Total Return[2]	4.23%	5.12%	11.59%	5.70%	(3.48)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$28,096	$16,741	$15,071	$11,550	$14,639
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.83%	4.17%	4.75%	5.02%	4.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.80%	1.78%	1.88%	1.89%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.73%	4.09%	4.57%	4.83%	4.34%
Portfolio Turnover Rate	196%	115%	81%	54%	90%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Core Bond fund (CONTINUED)

	Fiscal year ended September 30,				Fiscal period ended September 30, 1999[2]
Class C Shares	2003	2002	2001[1]	2000

Per Share Data
Net Asset Value, Beginning of Period	$11.42	$11.34	$10.66	$10.64	$11.33

Investment Operations:
Net Investment Income	0.34	0.47	0.52	0.52	0.38
Realized and Unrealized Gains (Losses) on Investments	0.14	0.08	0.70	0.04	(0.69)

Total From Investment Operations	0.48	0.55	1.22	0.56	(0.31)

Less Distributions:
Dividends (from net investment income)	(0.37)	(0.47)	(0.54)	(0.54)	(0.38)

Total Distributions	(0.37)	(0.47)	(0.54)	(0.54)	(0.38)

Net Asset Value, End of Period	$11.53	$11.42	$11.34	$10.66	$10.64

Total Return[3]	4.30%	5.02%	11.68%	5.50%	(2.75)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$13,424	$9,672	$7,148	$566	$719
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70%	1.70%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.85%	4.18%	4.65%	5.02%	5.09%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.80%	1.78%	1.88%	1.89%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.75%	4.10%	4.47%	4.83%	4.55%
Portfolio Turnover Rate	196%	115%	81%	54%	90%

1Per share data calculated using average shares outstanding method.

2Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Corporate Bond Fund

	Fiscal year ended September 30,			Fiscal period ended September 30, 2000[2]
Class A Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$9.60	$10.01	$10.03	$10.00

Investment Operations:
Net Investment Income	0.51	0.57	0.72	0.48
Realized and Unrealized Gains (Losses) on Investments	0.63	(0.39)	0.35	0.02

Total From Investment Operations	1.14	0.18	1.07	0.50

Less Distributions:
Dividends (from net investment income)	(0.51)	(0.58)	(0.73)	(0.47)
Distributions (from net realized gains)	—	(0.01)	(0.36)	—

Total Distributions	(0.51)	(0.59)	(1.09)	(0.47)

Net Asset Value, End of Period	$10.23	$9.60	$10.01	$10.03

Total Return[3]	12.26%	1.83%	10.94%	5.17%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$13,522	$8,663	$9,820	$771
Ratio of Expenses to Average Net Assets	1.00%	1.00%	0.75%	0.72%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.15%	5.77%	6.95%	7.52%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.26%	1.27%	1.20%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.89%	5.50%	6.50%	7.00%
Portfolio Turnover Rate	91%	117%	187%	124%

1Per share data calculated using average shares outstanding method.

2Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,			Fiscal period ended September 30, 2000[2]
Class B Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$9.57	$9.98	$10.02	$10.00

Investment Operations:
Net Investment Income	0.44	0.49	0.66	0.45
Realized and Unrealized Gains (Losses) on Investments	0.63	(0.38)	0.32	0.01

Total From Investment Operations	1.07	0.11	0.98	0.46

Less Distributions:
Dividends (from net investment income)	(0.44)	(0.51)	(0.66)	(0.44)
Distributions (from net realized gains)	—	(0.01)	(0.36)	—

Total Distributions	(0.44)	(0.52)	(1.02)	(0.44)

Net Asset Value, End of Period	$10.20	$9.57	$9.98	$10.02

Total Return[3]	11.46%	1.07%	10.06%	4.70%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$13,576	$18,728	$22,608	$103
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.65%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.46%	5.02%	6.45%	6.86%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.01%	2.02%	2.11%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.20%	4.75%	5.99%	6.35%
Portfolio Turnover Rate	91%	117%	187%	124%

1Per share data calculated using average shares outstanding method.

2Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Corporate Bond Fund (CONTINUED)

	Fiscal year ended September 30,			Fiscal period ended September 30, 2000[2]
Class C Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$9.55	$9.97	$10.01	$10.00

Investment Operations:
Net Investment Income	0.44	0.49	0.63	0.45
Realized and Unrealized Gains (Losses) on Investments	0.63	(0.40)	0.35	(0.01)

Total From Investment Operations	1.07	0.09	0.98	0.44

Less Distributions:
Dividends (from net investment income)	(0.44)	(0.50)	(0.66)	(0.43)
Distributions (from net realized gains)	—	(0.01)	(0.36)	—

Total Distributions	(0.44)	(0.51)	(1.02)	(0.43)

Net Asset Value, End of Period	$10.18	$9.55	$9.97	$10.01

Total Return[3]	11.50%	0.98%	10.10%	4.54%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$5,752	$5,283	$5,209	$143
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.50%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.43%	5.02%	6.07%	6.79%
Ratio of Expenses to Average Net Assets (excluding waivers)	2.01%	2.02%	1.94%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.17%	4.75%	5.63%	6.28%
Portfolio Turnover Rate	91%	117%	187%	124%

1Per share data calculated using average shares outstanding method.

2Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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High Income Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class A Shares	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$7.90	$9.23	$9.93

Investment Operations:
Net Investment Income	0.68	0.65	0.02
Realized and Unrealized Gains (Losses) on Investments	1.24	(1.21)	(0.68)

Total From Investment Operations	1.92	(0.56)	(0.66)

Less Distributions:
Dividends (from net investment income)	(0.69)	(0.70)	(0.04)
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(0.69)	(0.77)	(0.04)

Net Asset Value, End of Period	$9.13	$7.90	$9.23

Total Return[3]	25.30%	(6.66)%	(6.55)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$42,013	$23,900	$161
Ratio of Expenses to Average Net Assets	1.06%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.72%	7.64%	6.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.47%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	7.54%	7.27%	6.30%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class B Shares	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$7.87	$9.19	$9.88

Investment Operations:
Net Investment Income	0.61	0.69	0.02
Realized and Unrealized Gains (Losses) on Investments	1.24	(1.31)	(0.67)

Total From Investment Operations	1.85	(0.62)	(0.65)

Less Distributions:
Dividends (from net investment income)	(0.63)	(0.63)	(0.04)
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(0.63)	(0.70)	(0.04)

Net Asset Value, End of Period	$9.09	$7.87	$9.19

Total Return[3]	24.33%	(7.26)%	(6.47)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$8,939	$774	$40
Ratio of Expenses to Average Net Assets	1.81%	1.80%	1.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.00%	7.49%	6.02%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.99%	2.28%	2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	6.82%	7.01%	5.77%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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High Income Bond fund (CONTINUED)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$7.89	$9.21	$9.90

Investment Operations:
Net Investment Income	0.61	0.64	0.05
Realized and Unrealized Gains (Losses) on Investments	1.23	(1.27)	(0.70)

Total From Investment Operations	1.84	(0.63)	(0.65)

Less Distributions:
Dividends (from net investment income)	(0.63)	(0.62)	(0.04)
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(0.63)	(0.69)	(0.04)

Net Asset Value, End of Period	$9.10	$7.89	$9.21

Total Return[3]	24.14%	(7.34)%	(6.50)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$19,685	$7,213	$3,749
Ratio of Expenses to Average Net Assets	1.80%	1.83%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.01%	7.08%	5.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.98%	2.26%	2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	6.83%	6.65%	5.26%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Intermediate Government Bond Fund

Class A Shares	Fiscal period ended September 30, 2003[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.32
Realized and Unrealized Gains (Losses) on Investments	0.02

Total From Investment Operations	0.34

Less Distributions:
Dividends (from net investment income)	(0.33)

Total Distributions	(0.33)

Net Asset Value, End of Period	$10.01

Total Return[2]	3.53%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,502
Ratio of Expenses to Average Net Assets	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.22%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.92%
Portfolio Turnover Rate	74%

1Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Intermediate Term Bond Fund

Class A Shares	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003	2002		2000	1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.35	$10.26	$9.70	$9.68	$10.07	$9.88

Investment Operations:
Net Investment Income	0.39	0.50	0.54	0.58	0.54	0.55
Realized and Unrealized Gains (Losses) on Investments	0.12	0.10	0.55	0.02	(0.38)	0.19

Total From Investment Operations	0.51	0.60	1.09	0.60	0.16	0.74

Less Distributions:
Dividends (from net investment income)	(0.40)	(0.50)	(0.51)	(0.58)	(0.54)	(0.55)
Distributions (from net realized gains)	—	—	(0.02)	—	(0.01)	—
Distributions (from return of capital)	—	(0.01)	—	—	—	—

Total Distributions	(0.40)	(0.51)	(0.53)	(0.58)	(0.55)	(0.55)

Net Asset Value, End of Period	$10.46	$10.35	$10.26	$9.70	$9.68	$10.07

Total Return[3]	5.09%	6.11%	11.46%	6.41%	1.66%	7.57%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$78,682	$65,291	$61,225	$27,431	$33,779	$29,550
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.85%	0.82%	0.81%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.89%	4.96%	5.62%	6.08%	5.47%	5.50%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.02%	0.96%	0.95%	0.95%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.59%	4.69%	5.51%	5.95%	5.33%	5.29%
Portfolio Turnover Rate	133%	40%	30%	18%	64%	27%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Short Term Bond Fund

	Fiscal year ended September 30,
Class A Shares	2003	2002	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.29	$10.27	$9.91	$9.86	$10.04

Investment Operations:
Net Investment Income	0.28	0.42	0.61	0.58	0.52
Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.04	0.40	0.02	(0.18)

Total From Investment Operations	0.27	0.46	1.01	0.60	0.34

Less Distributions:
Dividends (from net investment income)	(0.30)	(0.43)	(0.65)	(0.55)	(0.52)
Distributions (from return of capital)	—	(0.01)	—	—	—

Total Distributions	(0.30)	(0.44)	(0.65)	(0.55)	(0.52)

Net Asset Value, End of Period	$10.26	$10.29	$10.27	$9.91	$9.86

Total Return[2]	2.71%	4.59%	10.48%	6.30%	3.43%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$159,451	$163,358	$133,177	$80,992	$5,318
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.60%	0.60%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.75%	4.06%	6.04%	6.12%	5.16%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.04%	1.15%	1.13%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.45%	3.77%	5.49%	5.59%	4.64%
Portfolio Turnover Rate	60%	59%	69%	95%	65%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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43

Additional Information

Financial Highlights continued

U.S. Government Mortgage Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal year ended November 30,
Class A Shares	2003	2002			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.16	$11.01	$10.44	$10.34	$10.74	$10.62

Investment Operations:
Net Investment Income	0.35	0.50	0.51	0.53	0.54	0.57
Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.20	0.60	0.08	(0.40)	0.12

Total From Investment Operations	0.30	0.70	1.11	0.61	0.14	0.69

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.55)	(0.54)	(0.51)	(0.54)	(0.57)
Distributions (from net realized gains)	(0.12)	—	—	—	—	—

Total Distributions	(0.57)	(0.55)	(0.54)	(0.51)	(0.54)	(0.57)

Net Asset Value, End of Period	$10.89	$11.16	$11.01	$10.44	$10.34	$10.74

Total Return[4]	2.79%	6.53%	10.88%	6.05%	1.37%	6.66%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$24,667	$16,985	$7,751	$3,644	$4,620	$4,664
Ratio of Expenses to Average Net Assets	0.95%	0.95%	1.04%	1.04%	0.98%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.98%	4.61%	5.15%	5.36%	5.15%	5.35%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.08%	1.19%	1.15%	1.09%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.87%	4.48%	5.00%	5.25%	5.04%	5.25%
Portfolio Turnover Rate	175%	197%	22%	23%	26%	55%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal year ended November 30,
Class B Shares	2003	2002			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.18	$11.03	$10.45	$10.36	$10.74	$10.61

Investment Operations:
Net Investment Income	0.28	0.42	0.43	0.45	0.47	0.50
Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.20	0.62	0.08	(0.38)	0.13

Total From Investment Operations	0.22	0.62	1.05	0.53	0.09	0.63

Less Distributions:
Dividends (from net investment income)	(0.38)	(0.47)	(0.47)	(0.44)	(0.47)	(0.50)
Distributions (from net realized gains)	(0.12)	—	—	—	—	—

Total Distributions	(0.50)	(0.47)	(0.47)	(0.44)	(0.47)	(0.50)

Net Asset Value, End of Period	$10.90	$11.18	$11.03	$10.45	$10.36	$10.74

Total Return[4]	1.96%	5.79%	10.25%	5.27%	0.86%	6.02%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,397	$6,235	$2,039	$139	$282	$149
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.71%	1.74%	1.68%	1.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.22%	3.85%	4.37%	4.66%	4.47%	4.67%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.81%	1.83%	1.86%	1.85%	1.79%	1.77%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.11%	3.72%	4.22%	4.55%	4.36%	4.57%
Portfolio Turnover Rate	175%	197%	22%	23%	26%	55%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds

44

Additional Information

Financial Highlights continued

U.S. Government Mortgage fund (CONTINUED)

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
Class C Shares	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$11.13	$11.00	$10.98

Investment Operations:
Net Investment Income	0.29	0.46	0.05
Realized and Unrealized Gains (Losses) on Investments	(0.08)	0.15	(0.03)

Total From Investment Operations	0.21	0.61	0.02

Less Distributions:
Dividends (from net investment income)	(0.38)	(0.48)	—
Distributions (from net realized gains)	(0.12)	—	—

Total Distributions	(0.50)	(0.48)	—

Net Asset Value, End of Period	$10.84	$11.13	$11.00

Total Return[3]	1.91%	5.78%	0.18%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$18,801	$5,834	$105
Ratio of Expenses to Average Net Assets	1.70%	1.70%	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.19%	3.92%	5.26%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.81%	1.83%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.08%	3.79%	4.96%
Portfolio Turnover Rate	175%	197%	22%

1Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds

45

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROBONDR   1/04

SEC file number: 811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class S Shares	Core Bond Fund Corporate Bond Fund High Income Bond Fund Intermediate Term Bond Fund Short Term Bond Fund U.S. Government Mortgage Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Core Bond Fund

Corporate Bond Fund

High Income Bond Fund

Intermediate Term Bond Fund

Short Term Bond Fund

U.S. Government Mortgage Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Prospectus –	First American Income Funds Class S Shares

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Income Funds Class S Shares

1

Fund Summaries

Core Bond FUND

Objective

Core Bond Fund’s objective is to provide investors with high current income consistent with limited risk to capital.

Main Investment Strategies

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The main risks of investing in Core Bond Fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About the Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class S Shares

2

Fund Summaries

Core Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

8.04%	3.95%

2002	2003

Best Quarter: Quarter ended	September 30, 2002	3.84%
Worst Quarter: Quarter ended	March 31, 2002	(0.28)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Core Bond Fund

Class S (return before taxes)	9/24/01	3.95%	5.27%

Class S (return after taxes on distributions)		2.32%	3.47%

Class S (return after taxes on distributions and sale of fund shares)		2.85%	3.46%

Lehman Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.34%

1An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class S Shares

3

Fund Summaries

Core Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$107
3 years	$334
5 years	$579
10 years	$1,283

Prospectus –	First American Income Funds Class S Shares

4

Fund Summaries

Corporate Bond FUND

Objective

Corporate Bond Fund’s objective is to provide investors with a high level of current income consistent with prudent risk to capital.

Main Investment Strategies

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The fund may also invest in:

  U.S. dollar-denominated debt obligations of foreign governments.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  mortgage- and asset-backed securities.

Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund’s securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund’s total assets. Quality determinations regarding these securities will be made by the fund’s advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities. A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class S Shares

5

Fund Summaries

Corporate Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

5.63%	9.76%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	6.42%
Worst Quarter: Quarter ended	March 31, 2002	(0.25)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Corporate Bond Fund

Class S (return before taxes)	9/24/01	9.76%	6.96%

Class S (return after taxes on distributions)		7.90%	4.81%

Class S (return after taxes on distributions and sale of fund shares)		6.30%	4.60%

Lehman Brothers U.S. Credit A/BBB Index[1] (reflects no deduction for fees, expenses, or taxes)		8.99%	8.77%

Merrill Lynch BBB-A U.S. Corporate Index[2] (reflects no deduction for fees, expenses, or taxes)		8.88%	8.55%

1An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of the lower of Moody’s and Standard & Poor’s ratings. The minimum issue size of $200 million and Rule 144A securities with registration rights are included in the index. Previously, the fund used the Merrill Lynch BBB-A U.S. Corporate Index as a benchmark. Going forward, the fund will use the Lehman Brothers U.S. Credit A/BBB Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody’s and S&P ratings. Issues below $150 million and Rule 144A securities are excluded from the index. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class S Shares

6

Fund Summaries

Corporate Bond FUND continued

Fund Performance (CONTINUED)

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.31%
Total Annual Fund Operating Expenses	1.26%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.26)%
Net Expenses (After Waivers)	1.00%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$128
3 years	$400
5 years	$692
10 years	$1,523

Prospectus –	First American Income Funds Class S Shares

7

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Main Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Risks of High-Yield Securities. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying and Selling Shares, Calculating Your Share Price.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class S Shares

8

Fund Summaries

High Income Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–1.32%	24.12%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.40%
Worst Quarter: Quarter ended	September 30, 2002	(4.79)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class S (return before taxes)	9/24/01	24.12%	8.93%

Class S (return after taxes on distributions)		20.81%	5.67%

Class S (return after taxes on distributions and sale of fund shares)		15.47%	5.53%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		28.97%	14.08%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class S Shares

9

Fund Summaries

High Income Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.23%
Total Annual Fund Operating Expenses	1.18%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	1.00%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$120
3 years	$375
5 years	$649
10 years	$1,432

Prospectus –	First American Income Funds Class S Shares

10

Fund Summaries

Intermediate Term Bond FUND

Objective

Intermediate Term Bond Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class S Shares

11

Fund Summaries

Intermediate Term Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

7.48%	8.01%	3.90%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2001	4.11%
Worst Quarter: Quarter ended	December 31, 2001	(0.57)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Intermediate Term Bond Fund

Class S (return before taxes)	11/27/00	3.90%	7.03%

Class S (return after taxes on distributions)		2.42%	5.04%

Class S (return after taxes on distributions and sale of fund shares)		2.73%	4.81%

Lehman Intermediate Gov’t/Credit Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		4.31%	8.10%

1On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.

2An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 11/30/00.

Prospectus –	First American Income Funds Class S Shares

12

Fund Summaries

Intermediate Term Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee[2]	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2The distributor has agreed to limit its shareholder servicing fee to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$107
3 years	$334
5 years	$579
10 years	$1,283

Prospectus –	First American Income Funds Class S Shares

13

Fund Summaries

Short Term Bond FUND

Objective

Short Term Bond Fund’s objective is to provide investors with current income while maintaining a high degree of principal stability.

Main Investment Strategies

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
  U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Income Funds Class S Shares

14

Fund Summaries

Short Term Bond FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

5.91%	1.85%

2002	2003

Best Quarter: Quarter ended	September 30, 2002	2.51%
Worst Quarter: Quarter ended	December 31, 2001	(0.47)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Short Term Bond Fund

Class S (return before taxes)	9/24/01	1.85%	3.27%

Class S (return after taxes on distributions)		0.89%	1.95%

Class S (return after taxes on distributions and sale of fund shares)		1.20%	1.98%

Lehman MF 1-3 Year Gov’t/Credit Index[1] (reflects no deduction for fees, expenses, or taxes)		2.82%	4.38%

1An unmanaged index of one- to three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee[2]	0.25%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2The distributor has agreed to limit its shareholder servicing fee to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$107
3 years	$334
5 years	$579
10 years	$1,283

Prospectus –	First American Income Funds Class S Shares

15

Fund Summaries

U.S. Government Mortgage FUND

Objective

U.S. Government Mortgage Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

U.S. Government Mortgage FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

14.87%	3.09%	6.27%	6.44%	0.77%	9.42%	7.38%	8.21%	2.20%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	5.39%
Worst Quarter: Quarter ended	March 31, 1996	(0.93)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

U.S. Government Mortgage Fund

Class S (return before taxes)	6/7/94	2.20%	5.54%	5.99%

Class S (return after taxes on distributions)		0.68%	3.47%	3.76%

Class S (return after taxes on distributions and sale of fund shares)		1.42%	3.45%	3.72%

Lehman MBS Index[2] (reflects no deduction for fees, expenses, or taxes)		3.07%	6.55%	7.60%

1On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed-rate mortgage-backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. The since inception performance of the index is calculated from 6/30/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.31%
Total Annual Fund Operating Expenses	1.06%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.95%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$108
3 years	$337
5 years	$585
10 years	$1,294

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17

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. Class A, Class B, Class C, and Class Y shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, Class A and Class Y shares of Intermediate Term Bond Fund and Short Term Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See “Fund Summaries — Fees and Expenses” and “Compensation Paid to Financial Institutions.”

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

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Policies and Services

Buying and Selling Shares continued

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

Compensation Paid to Financial Institutions

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund’s average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional’s or financial institution’s customers.

The distributor has contractually agreed to waive its Class S share shareholder servicing fee to 0.15% for the current fiscal year. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class S shares of those funds.

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies

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Policies and Services

Buying and Selling Shares continued

at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

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21

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Core Bond Fund	0.44%
Corporate Bond Fund	0.48%
High Income Bond Fund	0.56%
Intermediate Term Bond Fund	0.33%
Short Term Bond Fund	0.33%
U.S. Government Mortgage Fund	0.43%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of -pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds’ distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. For funds other than Corporate Bond Fund and High Income Bond Fund, fund managers generally employ a “top-down” approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For Corporate Bond Fund and High Income Bond Fund, fund managers employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the e ffective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or

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Additional Information

More About The Funds  continued

“junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. High Income Bond Fund is also exposed to liquidity risk because of its investment in collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Foreign Security Risk. Up to 15% of each fund’s total assets (other than U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Call Risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price

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Additional Information

More About The Funds  continued

to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Derivative Instruments. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Income Funds Class S Shares

25

Additional Information

Financial Highlights

The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class S shares of First American High Yield Bond Fund were exchanged for Class S shares of High Income Bond Fund.

The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class Y shares. The assets of the Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Intermediate Bond Fund were exchanged for Class S shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.

The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class Y shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar U.S. Government Securities Fund were exchanged for Class S shares of U.S. Government Mortgage Fund.

The information for each of the funds for the fiscal periods ended September 30, 2003, September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for U.S. Government Mortgage Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Core Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$11.45	$11.37	$11.28

Investment Operations:
Net Investment Income	0.42	0.55	0.01
Realized and Unrealized Gains (Losses) on Investments	0.15	0.08	0.08

Total From Investment Operations	0.57	0.63	0.09

Less Distributions:
Dividends (from net investment income)	(0.46)	(0.55)	—

Total Distributions	(0.46)	(0.55)	—

Net Asset Value, End of Period	$11.56	$11.45	$11.37

Total Return[3]	5.08%	5.77%	0.80%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$39,236	$33,270	$35,062
Ratio of Expenses to Average Net Assets	0.95%	0.95%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.58%	4.93%	6.36%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.03%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.48%	4.85%	6.18%
Portfolio Turnover Rate	196%	115%	81%

1Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class S Shares

26

Additional Information

Financial Highlights continued

Corporate Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$9.60	$10.01	$9.93

Investment Operations:
Net Investment Income	0.51	0.56	0.01
Realized and Unrealized Gains (Losses) on Investments	0.63	(0.38)	0.07

Total From Investment Operations	1.14	0.18	0.08

Less Distributions:
Dividends (from net investment income)	(0.51)	(0.58)	—
Distributions (from net realized gains)	—	(0.01)	—

Total Distributions	(0.51)	(0.59)	—

Net Asset Value, End of Period	$10.23	$9.60	$10.01

Total Return[3]	12.25%	1.84%	0.81%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,668	$3,557	$3,237
Ratio of Expenses to Average Net Assets	1.00%	1.00%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.21%	5.77%	7.60%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.26%	1.27%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.95%	5.50%	7.13%
Portfolio Turnover Rate	91%	117%	187%

1Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

High Income Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$7.98	$9.32	$9.50

Investment Operations:
Net Investment Income	0.71	0.73	0.01
Realized and Unrealized Gains (Losses) on Investments	1.22	(1.30)	(0.19)

Total From Investment Operations	1.93	(0.57)	(0.18)

Less Distributions:
Dividends (from net investment income)	(0.70)	(0.70)	—
Distributions (from return of capital)	—	(0.07)	—

Total Distributions	(0.70)	(0.77)	—

Net Asset Value, End of Period	$9.21	$7.98	$9.32

Total Return[3]	25.11%	(6.66)%	(1.90)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$777	$87	$—
Ratio of Expenses to Average Net Assets	1.00%	1.01%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	7.86%	8.46%	1.23%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.18%	1.57%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	7.68%	7.90%	1.23%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class S Shares

27

Additional Information

Financial Highlights continued

Intermediate Term Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$10.35	$10.26	$9.78

Investment Operations:
Net Investment Income	0.40	0.51	0.48
Realized and Unrealized Gains (Losses) on Investments	0.11	0.09	0.53

Total From Investment Operations	0.51	0.60	1.01

Less Distributions:
Dividends (from net investment income)	(0.40)	(0.50)	(0.51)
Distributions (from net realized gains)	—	—	(0.02)
Distributions (from return of capital)	—	(0.01)	—

Total Distributions	(0.40)	(0.51)	(0.53)

Net Asset Value, End of Period	$10.46	$10.35	$10.26

Total Return[3]	5.09%	6.12%	10.58%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$12,273	$6,070	$724
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.89%	4.86%	5.41%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.02%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.59%	4.59%	5.30%
Portfolio Turnover Rate	133%	40%	30%

1Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

Short Term Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$10.29	$10.27	$10.25

Investment Operations:
Net Investment Income	0.28	0.42	0.01
Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.04	0.01

Total From Investment Operations	0.26	0.46	0.02

Less Distributions:
Dividends (from net investment income)	(0.30)	(0.43)	—
Distributions (from return of capital)	—	(0.01)	—

Total Distributions	(0.30)	(0.44)	—

Net Asset Value, End of Period	$10.25	$10.29	$10.27

Total Return[3]	2.61%	4.61%	0.20%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$8,710	$3,685	$362
Ratio of Expenses to Average Net Assets	0.75%	0.75%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.68%	3.88%	6.37%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.04%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.38%	3.59%	5.77%
Portfolio Turnover Rate	60%	59%	69%

1Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class S Shares

28

Additional Information

Financial Highlights continued

U.S. Government Mortgage Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal year ended November 30,
	2003	2002			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.12	$10.97	$10.40	$10.31	$10.70	$10.58

Investment Operations:
Net Investment Income	0.30	0.49	0.62	0.53	0.53	0.57
Realized and Unrealized Gains (Losses) on Investments	—	0.20	0.49	0.07	(0.38)	0.12

Total From Investment Operations	0.30	0.69	1.11	0.60	0.15	0.69

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.54)	(0.54)	(0.51)	(0.54)	(0.57)
Distributions (from net realized gains)	(0.12)	—	—	—	—	—

Total Distributions	(0.57)	(0.54)	(0.54)	(0.51)	(0.54)	(0.57)

Net Asset Value, End of Period	$10.85	$11.12	$10.97	$10.40	$10.31	$10.70

Total Return[4]	2.79%	6.55%	10.94%	5.96%	1.45%	6.67%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$17,296	$21,355	$19,092	$5,145	$8,584	$6,140
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.97%	1.04%	0.98%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.04%	4.59%	6.52%	5.36%	5.17%	5.34%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.08%	1.15%	1.15%	1.09%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.93%	4.46%	6.34%	5.25%	5.06%	5.24%
Portfolio Turnover Rate	175%	197%	22%	23%	26%	55%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class S Shares

29

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROBONDS1/04

SEC file number:

811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class Y Shares	Core Bond Fund Corporate Bond Fund High Income Bond Fund Intermediate Government Bond Fund Intermediate Term Bond Fund Short Term Bond Fund U.S. Government Mortgage Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Core Bond Fund

Corporate Bond Fund

High Income Bond Fund

Intermediate Government Bond Fund

Intermediate Term Bond Fund

Short Term Bond Fund

U.S. Government Mortgage Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Prospectus –	First American Income Funds Class Y Shares

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Income Funds Class Y Shares

1

Fund Summaries

Core Bond FUND

Objective

Core Bond Fund’s objective is to provide investors with high current income consistent with limited risk to capital.

Main Investment Strategies

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The main risks of investing in Core Bond Fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About the Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class Y Shares

2

Fund Summaries

Core Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

17.29%	3.46%	8.85%	8.93%	–2.76%	11.06%	8.10%	8.31%	4.22%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	6.13%
Worst Quarter: Quarter ended	March 31, 1996	(1.63)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Core Bond Fund

Class Y (return before taxes)	2/4/94	4.22%	5.68%	6.36%

Class Y (return after taxes on distributions)		2.50%	3.49%	3.95%

Class Y (return after taxes on distributions and sale of fund shares)		3.03%	3.49%	3.91%

Lehman Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.62%	7.11%

1An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index is calculated from 2/28/94.

Prospectus –	First American Income Funds Class Y Shares

3

Fund Summaries

Core Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Income Funds Class Y Shares

4

Fund Summaries

Corporate Bond FUND

Objective

Corporate Bond Fund’s objective is to provide investors with a high level of current income consistent with prudent risk to capital.

Main Investment Strategies

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The fund may also invest in:

  U.S. dollar-denominated debt obligations of foreign governments.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  mortgage- and asset-backed securities.

Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund’s securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund’s total assets. Quality determinations regarding these securities will be made by the fund’s advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities. A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class Y Shares

5

Fund Summaries

Corporate Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

7.28%	5.89%	10.04%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	6.49%
Worst Quarter: Quarter ended	March 31, 2002	(0.19)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Corporate Bond Fund

Class Y (return before taxes)	2/1/00	10.04%	8.19%

Class Y (return after taxes on distributions)		8.07%	5.20%

Class Y (return after taxes on distributions and sale of fund shares)		6.48%	5.11%

Lehman Brothers U.S. Credit A/BBB Index[1] (reflects no deduction for fees, expenses, or taxes)		8.99%	9.78%

Merrill Lynch BBB-A U.S. Corporate Index[2] (reflects no deduction for fees, expenses, or taxes)		8.88%	9.80%

1An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of the lower of Moody’s and Standard & Poor’s ratings. The minimum issue size of $200 million and Rule 144A securities with registration rights are included in the index. Previously, the fund used the Merrill Lynch BBB-A U.S. Corporate Index as a benchmark. Going forward, the fund will use the Lehman Brothers U.S. Credit A/BBB Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 1/31/00.

2An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody’s and S&P ratings. Issues below $150 million and Rule 144A securities are excluded from the index. The since inception performance of the index is calculated from 1/31/00.

Prospectus –	First American Income Funds Class Y Shares

6

Fund Summaries

Corporate Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.26)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$103
3 years	$322
5 years	$558
10 years	$1,236

Prospectus –	First American Income Funds Class Y Shares

7

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Main Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Risks of High-Yield Securities. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying and Selling Shares, Calculating Your Share Price.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class Y Shares

8

Fund Summaries

High Income Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–0.96%	24.48%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.54%
Worst Quarter: Quarter ended	September 30, 2002	(4.71)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class Y (return before taxes)	8/30/01	24.48%	6.75%

Class Y (return after taxes on distributions)		21.03%	3.48%

Class Y (return after taxes on distributions and sale of fund shares)		15.69%	3.68%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		28.97%	10.21%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included. The since inception performance of the index is calculated from 8/31/01.

Prospectus –	First American Income Funds Class Y Shares

9

Fund Summaries

High Income Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.18)%
Net Expenses (After Waivers)	0.83%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$103
3 years	$322
5 years	$558
10 years	$1,236

Prospectus –	First American Income Funds Class Y Shares

10

Fund Summaries

Intermediate Government Bond FUND

Objective

Intermediate Government Bond Fund’s objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund also may enter into repurchase agreements and options and futures transactions that generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:

  Farm Credit System Financial Assistance Corporation;
  Federal Home Loan Banks System;
  Student Loan Marketing Association; and
  Tennessee Valley Authority.

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund’s investments in Treasury, agency, and instrumentality securities may include zero coupon securities, adjustable rate securities, and U.S. Treasury inflation indexed securities. The fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions, the fund attempts to maintain an effective duration between 2.5 and 7 years and a weighted average effective maturity between 3 and 10 years.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issue may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Income Funds Class Y Shares

11

Fund Summaries

Intermediate Government Bond FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

1.59%

2003

Best Quarter: Quarter ended	June 30, 2003	1.46%
Worst Quarter: Quarter ended	December 31, 2003	(0.33)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Intermediate Government Bond Fund

Class Y (return before taxes)	10/25/02	1.59%	2.78%

Class Y (return after taxes on distributions)		(1.31)%	0.02%

Class Y (return after taxes on distributions and sale of fund shares)		2.97%	1.53%

Lehman Intermediate Treasury Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		2.11%	2.60%

1An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years. The since inception performance of the index is calculated from 10/31/02.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Income Funds Class Y Shares

12

Fund Summaries

Intermediate Term Bond FUND

Objective

Intermediate Term Bond Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions. The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Income Funds Class Y Shares

13

Fund Summaries

Intermediate Term Bond FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.09%	15.25%	4.06%	7.34%	7.91%	1.00%	10.18%	7.71%	8.08%	4.07%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30,1995	5.02%
Worst Quarter: Quarter ended	March 31, 1994	(2.04)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Intermediate Term Bond Fund

Class Y (return before taxes)	1/5/93	4.07%	6.16%	6.25%

Class Y (return after taxes on distributions)		2.53%	3.99%	3.96%

Class Y (return after taxes on distributions and sale of fund shares)		2.84%	3.91%	3.90%

Lehman Intermediate Gov’t/Credit Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		4.31%	6.65%	6.63%

1On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.

2An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities, in each case with maturities of one to 10 years.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Income Funds Class Y Shares

14

Fund Summaries

Short Term Bond FUND

Objective

Short Term Bond Fund’s objective is to provide investors with current income while maintaining a high degree of principal stability.

Main Investment Strategies

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
  U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk. During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Income Funds Class Y Shares

15

Fund Summaries

Short Term Bond FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

8.23%	5.60%	5.93%	6.08%	3.34%	8.31%	7.42%	6.05%	1.99%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2001	3.19%
Worst Quarter: Quarter ended	December 31, 2001	(0.34)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Short Term Bond Fund

Class Y (return before taxes)	2/4/94	1.99%	5.39%	5.47%

Class Y (return after taxes on distributions)		0.98%	3.44%	3.37%

Class Y (return after taxes on distributions and sale of fund shares)		1.29%	3.37%	3.34%

Lehman MF 1-3 Year Gov’t/Credit Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		2.82%	5.79%	6.00%

1An unmanaged index of one- to three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 2/28/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Income Funds Class Y Shares

16

Fund Summaries

U.S. Government Mortgage FUND

Objective

U.S. Government Mortgage Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Risks of Securities Lending. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Income Funds Class Y Shares

17

Fund Summaries

U.S. Government Mortgage FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.44%	15.29%	3.32%	6.68%	6.75%	1.00%	9.83%	7.60%	8.55%	2.36%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	5.46%
Worst Quarter: Quarter ended	March 31, 1994	(2.53)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

U.S. Government Mortgage Fund

Class Y (return before taxes)	2/1/91	2.36%	5.81%	5.78%

Class Y (return after taxes on distributions)		0.75%	3.63%	3.44%

Class Y (return after taxes on distributions and sale of fund shares)		1.52%	3.61%	3.45%

Lehman MBS Index[2] (reflects no deduction for fees, expenses, or taxes)		3.07%	6.55%	6.89%

1On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed-rate mortgage-backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Prospectus –	First American Income Funds Class Y Shares

18

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. Class A, Class B, Class C, and Class S shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, Class A and Class S shares of Intermediate Term Bond Fund and Short Term Bond Fund, and Class A shares of Intermediate Government Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect perf ormance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares. Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class S Shares. Class S shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

Prospectus –	First American Income Funds Class Y Shares

19

Policies and Services

Buying and Selling Shares continued

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Income Funds Class Y Shares

20

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Core Bond Fund	0.44%
Corporate Bond Fund	0.48%
High Income Bond Fund	0.56%
Intermediate Government Bond Fund	0.32%
Intermediate Term Bond Fund	0.33%
Short Term Bond Fund	0.33%
U.S. Government Mortgage Fund	0.43%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of -pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds’ distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Income Funds Class Y Shares

22

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. For funds other than Corporate Bond Fund and High Income Bond Fund, fund managers generally employ a “top-down” approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For Corporate Bond Fund and High Income Bond Fund, fund managers employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the e ffective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or

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Additional Information

More About The Funds  continued

“junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. High Income Bond Fund is also exposed to liquidity risk because of its investment in collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Foreign Security Risk. Up to 15% of each fund’s total assets (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Call Risk. Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price

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Additional Information

More About The Funds  continued

to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Risks of Securities Lending. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Derivative Instruments. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

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Additional Information

Financial Highlights

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class Y shares of First American High Yield Bond Fund were exchanged for Class Y shares of High Income Bond Fund.

The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Institutional Class shares. The assets of Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Intermediate Bond Fund were exchanged for Class Y shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.

The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Institutional Class shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar U.S. Government Securities Fund were exchanged for Class Y shares of U.S. Government Mortgage Fund.

The information for Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, Intermediate Government Bond Fund, and Short Term Bond Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Intermediate Term Bond Fund and U.S. Government Mortgage Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Core Bond Fund

	Fiscal year ended September 30,
	2003	2002	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.45	$11.37	$10.69	$10.65	$11.69

Investment Operations:
Net Investment Income	0.45	0.58	0.63	0.63	0.61
Realized and Unrealized Gains (Losses) on Investments	0.15	0.08	0.70	0.04	(0.89)

Total From Investment Operations	0.60	0.66	1.33	0.67	(0.28)

Less Distributions:
Dividends (from net investment income)	(0.49)	(0.58)	(0.65)	(0.63)	(0.61)
Distributions (from net realized gains)	—	—	—	—	(0.15)

Total Distributions	(0.49)	(0.58)	(0.65)	(0.63)	(0.76)

Net Asset Value, End of Period	$11.56	$11.45	$11.37	$10.69	$10.65

Total Return[2]	5.34%	6.04%	12.76%	6.59%	(2.44)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,955,909	$1,204,555	$1,368,812	$1,299,941	$1,239,900
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.83%	5.18%	5.76%	6.03%	5.57%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.78%	0.88%	0.89%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.73%	5.10%	5.58%	5.84%	5.38%
Portfolio Turnover Rate	196%	115%	81%	54%	90%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

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Financial Highlights continued

Corporate Bond Fund

	Fiscal period ended September 30,
	2003	2002	2001[1]	2000[2]

Per Share Data
Net Asset Value, Beginning of Period	$9.59	$10.00	$10.03	$10.00

Investment Operations:
Net Investment Income	0.54	0.59	0.75	0.49
Realized and Unrealized Gains (Losses) on Investments	0.64	(0.39)	0.33	0.02

Total From Investment Operations	1.18	0.20	1.08	0.51

Less Distributions:
Dividends (from net investment income)	(0.54)	(0.60)	(0.75)	(0.48)
Distributions (from net realized gains)	—	(0.01)	(0.36)	—

Total Distributions	(0.54)	(0.61)	(1.11)	(0.48)

Net Asset Value, End of Period	$10.23	$9.59	$10.00	$10.03

Total Return[3]	12.65%	2.08%	11.09%	5.32%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$245,877	$204,801	$185,392	$89,990
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.51%	0.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.42%	6.03%	7.26%	7.75%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.01%	1.02%	0.95%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	5.16%	5.76%	6.82%	7.24%
Portfolio Turnover Rate	91%	117%	187%	124%

1Per share data calculated using average shares outstanding method.

2Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

High Income Bond Fund

	Fiscal period ended September 30,
	2003[1]	2002	2001[1,2]

Per Share Data
Net Asset Value, Beginning of Period	$7.92	$9.24	$9.92

Investment Operations:
Net Investment Income	0.69	0.74	0.05
Realized and Unrealized Gains (Losses) on Investments	1.24	(1.28)	(0.69)

Total From Investment Operations	1.93	(0.54)	(0.64)

Less Distributions:
Dividends (from net investment income)	(0.72)	(0.71)	(0.04)
Distributions (return of capital)	—	(0.07)	—

Total Distributions	(0.72)	(0.78)	(0.04)

Net Asset Value, End of Period	$9.13	$7.92	$9.24

Total Return[3]	25.29%	(6.33)%	(6.47)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$179,416	$21,157	$8,308
Ratio of Expenses to Average Net Assets	0.83%	0.82%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.97%	8.19%	6.06%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.01%	1.27%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	7.79%	7.74%	5.79%
Portfolio Turnover Rate	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

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Financial Highlights continued

Intermediate Government Bond Fund

Fiscal period ended September 30, 2003[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.34
Realized and Unrealized Gains (Losses) on Investments	0.01

Total From Investment Operations	0.35

Less Distributions:
Dividends (from net investment income)	(0.34)

Total Distributions	(0.34)

Net Asset Value, End of Period	$10.01

Total Return[2]	3.64%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$334,869
Ratio of Expenses to Average Net Assets	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.68%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.48%
Portfolio Turnover Rate	74%

1Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

Intermediate Term Bond Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2003	2002		2000	1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.32	$10.23	$9.68	$9.66	$10.04	$9.86

Investment Operations:
Net Investment Income	0.41	0.52	0.56	0.60	0.56	0.56
Realized and Unrealized Gains (Losses) on Investments	0.12	0.10	0.54	0.02	(0.37)	0.18

Total From Investment Operations	0.53	0.62	1.10	0.62	0.19	0.74

Less Distributions:
Dividends (from net investment income)	(0.42)	(0.52)	(0.53)	(0.60)	(0.56)	(0.56)
Distributions (from net realized gains)	—	—	(0.02)	—	(0.01)	—
Distributions (return of capital)	—	(0.01)	—	—	—	—

Total Distributions	(0.42)	(0.53)	(0.55)	(0.60)	(0.57)	(0.56)

Net Asset Value, End of Period	$10.43	$10.32	$10.23	$9.68	$9.66	$10.04

Total Return[3]	5.25%	6.29%	11.61%	6.67%	1.91%	7.83%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,296,529	$978,406	$878,695	$408,708	$284,047	$291,289
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.57%	0.56%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.05%	5.11%	5.83%	6.33%	5.71%	5.75%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.77%	0.70%	0.70%	0.70%	0.71%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.85%	4.94%	5.73%	6.20%	5.57%	5.54%
Portfolio Turnover Rate	133%	40%	30%	18%	64%	27%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Total return would have been lower had certain expenses not been waived.

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Financial Highlights continued

Short Term Bond Fund

	Fiscal year ended September 30,
	2003	2002	2001[1]	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.30	$10.27	$9.91	$9.87	$10.04

Investment Operations:
Net Investment Income	0.30	0.43	0.63	0.59	0.52
Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.05	0.39	0.01	(0.17)

Total From Investment Operations	0.28	0.48	1.02	0.60	0.35

Less Distributions:
Dividends (from net investment income)	(0.32)	(0.44)	(0.66)	(0.56)	(0.52)
Distributions (return of capital)	—	(0.01)	—	—	—

Total Distributions	(0.32)	(0.45)	(0.66)	(0.56)	(0.52)

Net Asset Value, End of Period	$10.26	$10.30	$10.27	$9.91	$9.87

Total Return[2]	2.76%	4.85%	10.64%	6.29%	3.53%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$832,266	$484,583	$277,244	$92,092	$119,522
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.46%	0.51%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84%	4.18%	6.24%	5.94%	5.15%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.79%	1.02%	0.98%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.64%	3.99%	5.68%	5.47%	4.88%
Portfolio Turnover Rate	60%	59%	69%	95%	65%

1Per share data calculated using average shares outstanding method.

2Total return would have been lower had certain expenses not been waived.

U.S. Government Mortgage Fund

	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[3]	Fiscal year ended November 30,
	2003	2002			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.16	$11.01	$10.44	$10.34	$10.74	$10.62

Investment Operations:
Net Investment Income	0.37	0.53	0.53	0.55	0.58	0.60
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.19	0.60	0.08	(0.41)	0.12

Total From Investment Operations	0.33	0.72	1.13	0.63	0.17	0.72

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.57)	(0.56)	(0.53)	(0.57)	(0.60)
Distributions (from net realized gains)	(0.12)	—	—	—	—	—

Total Distributions	(0.60)	(0.57)	(0.56)	(0.53)	(0.57)	(0.60)

Net Asset Value, End of Period	$10.89	$11.16	$11.01	$10.44	$10.34	$10.74

Total Return[4]	3.03%	6.79%	11.14%	6.34%	1.67%	6.98%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$214,531	$181,046	$183,883	$53,896	$72,483	$93,683
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.71%	0.74%	0.68%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.27%	4.84%	5.37%	5.66%	5.45%	5.64%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.81%	0.83%	0.85%	1.15%	1.09%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.16%	4.71%	5.23%	5.25%	5.04%	5.24%
Portfolio Turnover Rate	175%	197%	22%	23%	26%	55%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class Y Shares

29

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROBONDY1/04

SEC file number:

811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Tax Free Income Funds Class A and Class C Shares	Arizona Tax Free Fund California Tax Free Fund Colorado Tax Free Fund Minnesota Tax Free Fund Missouri Tax Free Fund Nebraska Tax Free Fund Ohio Tax Free Fund Tax Free Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Arizona Tax Free Fund

California Tax Free Fund

Colorado Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

Nebraska Tax Free Fund

Ohio Tax Free Fund

Tax Free Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

1

Fund Summaries

Arizona Tax Free FUND

Objective

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

2

Fund Summaries

Arizona Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

4.74%	9.36%	5.23%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.00%
Worst Quarter: Quarter ended	December 31, 2001	(0.65)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Arizona Tax Free Fund

Class A (return before taxes)	2/1/00	0.75%	7.13%

Class A (return after taxes on distributions)		0.65%	7.06%

Class A (return after taxes on distributions and sale of fund shares)		1.89%	6.76%

Class C (return before taxes)	2/1/00	3.89%	7.89%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper Arizona Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.54%	6.93%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona. The since inception performance of the average is calculated from 1/31/00.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

3

Fund Summaries

Arizona Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	1.09%	1.84%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.34)%	(0.69)%
Net Expenses (After Waivers)	0.75%	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75% and 1.15%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$531	$287	$187
3 years	$757	$579	$579
5 years	$1,000	$995	$995
10 years	$1,697	$2,159	$2,159

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

4

Fund Summaries

California Tax Free FUND

Objective

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, California Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

5

Fund Summaries

California Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

4.31%	9.33%	4.98%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.92%
Worst Quarter: Quarter ended	December 31, 2001	(0.76)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

California Tax Free Fund

Class A (return before taxes)	2/1/00	0.56%	7.34%

Class A (return after taxes on distributions)		0.45%	7.21%

Class A (return after taxes on distributions and sale of fund shares)		1.91%	6.91%

Class C (return before taxes)	2/1/00	3.56%	8.13%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper California Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.23%	7.44%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California. The since inception performance of the average is calculated from 1/31/00.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

6

Fund Summaries

California Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.08%	1.83%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.33)%	(0.68)%
Net Expenses (After Waivers)	0.75%	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75% and 1.15%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$530	$286	$186
3 years	$754	$576	$576
5 years	$995	$990	$990
10 years	$1,686	$2,148	$2,148

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

7

Fund Summaries

Colorado Tax Free FUND

Objective

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

8

Fund Summaries

Colorado Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

5.35%	10.35%	5.26%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.55%
Worst Quarter: Quarter ended	December 31, 2001	(0.73)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Colorado Tax Free Fund

Class A (return before taxes)	2/1/00	0.79%	7.57%

Class A (return after taxes on distributions)		0.69%	7.52%

Class A (return after taxes on distributions and sale of fund shares)		2.07%	7.16%

Class C (return before taxes)	2/1/00	3.94%	8.37%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper Colorado Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.61%	7.38%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado. The since inception performance of the average is calculated from 1/31/00.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

9

Fund Summaries

Colorado Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.07%	1.82%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.32)%	(0.67)%
Net Expenses (After Waivers)	0.75%	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75% and 1.15%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$529	$285	$185
3 years	$751	$573	$573
5 years	$990	$985	$985
10 years	$1,675	$2,137	$2,137

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

10

Fund Summaries

Minnesota Tax Free FUND

Objective

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

11

Fund Summaries

Minnesota Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

–5.47%	19.37%	2.73%	8.77%	6.40%	–2.92%	9.60%	4.62%	8.56%	5.18%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	7.83%
Worst Quarter: Quarter ended	March 31, 1994	(4.94)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class C)

Minnesota Tax Free Fund

Class A (return before taxes)	7/11/88	0.71%	4.01%	5.02%	N/A

Class A (return after taxes on distributions)		0.59%	3.96%	4.95%	N/A

Class A (return after taxes on distributions and sale of fund shares)		1.98%	4.06%	4.96%	N/A

Class C (return before taxes)	2/1/99	3.78%	N/A	N/A	4.40%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.03%	5.68%

Lipper Minnesota Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		5.06%	4.53%	4.98%	4.42%

1On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class C shares is calculated from 1/31/99.

3Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota. The since inception performance of the average for Class C shares is calculated from 1/31/99.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

12

Fund Summaries

Minnesota Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.06%	1.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%	(0.46)%
Net Expenses (After Waivers)	0.95%	1.35%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95% and 1.35%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$284	$184
3 years	$748	$569	$569
5 years	$985	$980	$980
10 years	$1,664	$2,127	$2,127

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

13

Fund Summaries

Missouri Tax Free FUND

Objective

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

14

Fund Summaries

Missouri Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

–5.78%	16.89%	2.90%	8.08%	5.11%	–3.08%	10.76%	3.77%	9.15%	4.85%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	7.58%
Worst Quarter: Quarter ended	March 31, 1994	(5.57)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class C)

Missouri Tax Free Fund

Class A (return before taxes)	9/28/90	0.43%	4.08%	4.62%	N/A

Class A (return after taxes on distributions)		0.39%	4.03%	4.59%	N/A

Class A (return after taxes on distributions and sale of fund shares)		1.58%	4.04%	4.56%	N/A

Class C (return before taxes)	9/24/01	3.44%	N/A	N/A	5.22%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.03%	6.29%

Lipper Missouri Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		4.50%	4.71%	5.16%	5.33%

1On 9/24/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees. Performance prior to 10/2/95 reflects performance without such fees.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class C shares is calculated from 9/30/01.

3Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Missouri. The since inception performance of the average is calculated from 9/30/01.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

15

Fund Summaries

Missouri Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.06%	1.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%	(0.46)%
Net Expenses (After Waivers)	0.95%	1.35%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95% and 1.35%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$284	$184
3 years	$748	$569	$569
5 years	$985	$980	$980
10 years	$1,664	$2,127	$2,127

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

16

Fund Summaries

Nebraska Tax Free FUND

Objective

Nebraska Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Nebraska Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Nebraska income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so. The fund may invest without limit in unrated securities.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Nebraska and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

17

Fund Summaries

Nebraska Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

10.19%	4.97%

2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.97%
Worst Quarter: Quarter ended	December 31, 2001	(1.16)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Nebraska Tax Free Fund

Class A (return before taxes)	2/28/01	0.51%	4.86%

Class A (return after taxes on distributions)		0.44%	4.83%

Class A (return after taxes on distributions and sale of fund shares)		1.66%	4.71%

Class C (return before taxes)	2/28/01	3.59%	5.87%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	6.58%

Lipper Other States Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.12%	5.24%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 2/28/01.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state. The since inception performance of the average is calculated from 2/28/01.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

18

Fund Summaries

Nebraska Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.07%	1.82%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.32)%	(0.67)%
Net Expenses (After Waivers)	0.75%	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75% and 1.15%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$529	$285	$185
3 years	$751	$573	$573
5 years	$990	$985	$985
10 years	$1,675	$2,137	$2,137

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

19

Fund Summaries

Ohio Tax Free FUND

Objective

Ohio Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Ohio Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Ohio income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Ohio and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

20

Fund Summaries

Ohio Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s Class A shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

4.89%

2003

Best Quarter: Quarter ended	June 30, 2003	2.51%
Worst Quarter: Quarter ended	September 30, 2003	(0.16)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Ohio Tax Free Fund

Class A (return before taxes)	4/30/02	0.46%	4.46%

Class A (return after taxes on distributions)		0.23%	4.31%

Class A (return after taxes on distributions and sale of fund shares)		1.57%	4.26%

Class C (return before taxes)	4/30/02	2.63%	6.17%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	7.13%

Lipper Ohio Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.57%	6.04%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 4/30/02.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio. The since inception performance of the average is calculated from 4/30/02.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

21

Fund Summaries

Ohio Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load)	0.00%[3]	1.00%
(as a percentage of original purchase price or redemption proceeds, whichever is less)
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	1.09%	1.84%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.34)%	(0.69)%
Net Expenses (After Waivers)	0.75%	1.15%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75% and 1.15%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$531	$287	$187
3 years	$757	$579	$579
5 years	$1,000	$995	$995
10 years	$1,697	$2,159	$2,159

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

22

Fund Summaries

Tax Free FUND

Objective

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

23

Fund Summaries

Tax Free FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)1

9.94%	5.94%	–4.33%	12.31%	3.73%	9.46%	5.83%

1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.16%
Worst Quarter: Quarter ended	June 30, 1997	(2.76)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception (Class A)	Since Inception (Class C)

Tax Free Fund

Class A (return before taxes)	11/18/96	1.30%	4.33%	5.31%	N/A

Class A (return after taxes on distributions)		1.15%	4.25%	5.03%	N/A

Class A (return after taxes on distributions and sale of fund shares)		2.49%	4.28%	5.02%	N/A

Class C (return before taxes)	9/24/01	4.53%	N/A	N/A	5.94%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.26%	6.29%

Lipper General Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		4.76%	4.52%	5.15%	5.27%

1On 9/24/01, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class A and Class C shares is calculated from 11/30/96 and 9/30/01, respectively.

3Represents funds that invest primarily in municipal debt issues in the top four credit ratings. The since inception performance of the average for Class A and Class C shares is calculated from 11/30/96 and 9/30/01, respectively.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

24

Fund Summaries

Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[3]	1.00%
Annual Maintenance Fee[4] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%[5]
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.05%	1.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%	(0.45)%
Net Expenses (After Waivers)	0.95%	1.35%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.95% and 1.35%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

4The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

5The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$283	$183
3 years	$745	$566	$566
5 years	$980	$975	$975
10 years	$1,653	$2,116	$2,116

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

25

Policies and Services

Buying Shares

Multiple Class Information

The funds offer three different share classes. This prospectus offers Class A and Class C shares. Class Y shares are available through a separate prospectus. There are differences among the fees and expenses for each of the three classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Calculating Your Share Price — Reducing Your Sales Charge.”

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares will have higher annual expenses than Class A shares.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

  orders for Class C shares for $1 million or more will be treated as orders for Class A shares.
  orders for Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For	12b-1 fees are equal to:

Class A shares	0.25% of average daily net assets
Class C shares	1%* of average daily net assets

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25%* of a fund’s Class A and Class C share average daily net assets attributable to shares sold through such institutions. For Class A shares, these fees are paid immediately. For Class C shares, these fees are paid beginning one year after the shares are sold. The funds’ distributor also pays institutions which sell Class C shares a 0.75%* annual distribution fee beginning one year after the shares are sold. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

* The distributor has agreed to limit its shareholder servicing fee to 0.15% and its distribution fee to 0.50% for Class C shares. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class C shares of the funds.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair

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value prices may be determined in good faith using methods approved by the funds’ board of directors.

Class A Shares. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	4.25%	4.44%	4.00%
$50,000 – $99,999	4.00%	4.17%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying you r investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund (except the money market funds), you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.” More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

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Class C Shares. Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1.00% of the amount invested to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m.

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Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

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Policies and Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the NYSE. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

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Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares (or Class S shares if available) of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American fund, the time you held the shares of the “old” fund will be added to the time you hold the shares of the “new” fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund’s long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Arizona Income Taxation. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund’s total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that

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Managing Your Investment continued

they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Missouri Income Taxation. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

Nebraska Income Taxation. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund’s dividend may be subject to the Nebraska minimum tax.

Ohio Income Taxation. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Arizona Tax Free Fund	0.17%
California Tax Free Fund	0.18%
Colorado Tax Free Fund	0.19%
Minnesota Tax Free Fund	0.42%
Missouri Tax Free Fund	0.43%
Nebraska Tax Free Fund	0.20%
Ohio Tax Free Fund	0.17%
Tax Free Fund	0.43%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See “Risks of Municipal Lease Obligations.”

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund’s total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See “Interest Rate Risk” and “Risks of Inverse Floating Rate Securities.”

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds’ advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See “Risks of Inverse Floating Rate Securities.”

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35

Additional Information

More About The Funds continued

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk”) in lower-yielding securities.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Political and Economic Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

36

Additional Information

Financial Highlights

The tables that follow present performance information about the Class A shares and Class C shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund Class A shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class A shares of Missouri Tax Free Fund.

The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class A shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar National Municipal Bond Fund were exchanged for Class A Shares of the Tax Free Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National Municipal Bond Fund is the accounting survivor.

The information for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Missouri Tax Free Fund and Tax Free Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Additional Information

Financial Highlights continued

Arizona Tax Free Fund

	Fiscal period ended September 30,
Class A Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.41	$10.99	$10.45	$10.00

Investment Operations:
Net Investment Income	0.46	0.48	0.55	0.36
Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.44	0.53	0.45

Total From Investment Operations	0.40	0.92	1.08	0.81

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.48)	(0.54)	(0.36)
Distributions (from net realized gains)	(0.03)	(0.02)	—	—

Total Distributions	(0.48)	(0.50)	(0.54)	(0.36)

Net Asset Value, End of Period	$11.33	$11.41	$10.99	$10.45

Total Return[2]	3.61%	8.69%	10.50%	8.21%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,928	$12,413	$13,971	$9,668
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.25%	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.03%	4.40%	5.10%	5.31%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.09%	1.37%	1.45%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.69%	3.78%	3.90%	3.76%
Portfolio Turnover Rate	37%	30%	19%	27%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.40	$10.98	$10.44	$10.00

Investment Operations:
Net Investment Income	0.42	0.44	0.53	0.34
Realized and Unrealized Gains (Losses) on Investments	(0.08)	0.44	0.51	0.44

Total From Investment Operations	0.34	0.88	1.04	0.78

Less Distributions:
Dividends (from net investment income)	(0.40)	(0.44)	(0.50)	(0.34)
Distributions (from net realized gains)	(0.03)	(0.02)	—	—

Total Distributions	(0.43)	(0.46)	(0.50)	(0.34)

Net Asset Value, End of Period	$11.31	$11.40	$10.98	$10.44

Total Return[2]	3.10%	8.28%	10.15%	7.88%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,857	$2,910	$2,003	$22
Ratio of Expenses to Average Net Assets	1.15%	1.15%	0.65%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.63%	4.00%	4.66%	4.95%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.84%	2.12%	1.84%	2.72%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.94%	3.03%	3.47%	2.88%
Portfolio Turnover Rate	37%	30%	19%	27%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

California Tax Free Fund

	Fiscal period ended September 30,
Class A Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.63	$11.17	$10.66	$10.00

Investment Operations:
Net Investment Income	0.47	0.48	0.52	0.35
Realized and Unrealized Gains (Losses) on Investments	(0.16)	0.50	0.50	0.66

Total From Investment Operations	0.31	0.98	1.02	1.01

Less Distributions:
Dividends (from net investment income)	(0.47)	(0.47)	(0.51)	(0.35)
Distributions (from net realized gains)	(0.07)	(0.05)	—	—

Total Distributions	(0.54)	(0.52)	(0.51)	(0.35)

Net Asset Value, End of Period	$11.40	$11.63	$11.17	$10.66

Total Return[2]	2.85%	9.10%	9.73%	10.23%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,143	$12,954	$18,139	$6,029
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.25%	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.16%	4.26%	4.75%	5.20%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.08%	1.31%	1.35%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.83%	3.70%	3.65%	3.60%
Portfolio Turnover Rate	20%	33%	19%	12%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.64	$11.18	$10.66	$10.00

Investment Operations:
Net Investment Income	0.43	0.42	0.47	0.32
Realized and Unrealized Gains (Losses) on Investments	(0.16)	0.52	0.51	0.66

Total From Investment Operations	0.27	0.94	0.98	0.98

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.46)	(0.32)
Distributions (from net realized gains)	(0.07)	(0.05)	—	—

Total Distributions	(0.50)	(0.48)	(0.46)	(0.32)

Net Asset Value, End of Period	$11.41	$11.64	$11.18	$10.66

Total Return[2]	2.45%	8.69%	9.42%	9.95%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,101	$1,115	$647	$34
Ratio of Expenses to Average Net Assets	1.15%	1.15%	0.65%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.75%	3.86%	4.38%	5.12%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.83%	2.06%	1.75%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.07%	2.95%	3.28%	3.52%
Portfolio Turnover Rate	20%	33%	19%	12%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Colorado Tax Free Fund

	Fiscal period ended September 30,
Class A Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.65	$11.09	$10.42	$10.00

Investment Operations:
Net Investment Income	0.50	0.48	0.54	0.35
Realized and Unrealized Gains (Losses) on Investments	(0.10)	0.56	0.66	0.42

Total From Investment Operations	0.40	1.04	1.20	0.77

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.47)	(0.53)	(0.35)
Distributions (from net realized gains)	—	(0.01)	—	—

Total Distributions	(0.48)	(0.48)	(0.53)	(0.35)

Net Asset Value, End of Period	$11.57	$11.65	$11.09	$10.42

Total Return[2]	3.53%	9.72%	11.78%	7.80%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$13,843	$19,633	$20,550	$8,068
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.25%	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.23%	4.32%	5.03%	5.28%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.07%	1.30%	1.42%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.91%	3.77%	3.86%	3.73%
Portfolio Turnover Rate	14%	22%	23%	36%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.63	$11.08	$10.41	$10.00

Investment Operations:
Net Investment Income	0.44	0.44	0.49	0.34
Realized and Unrealized Gains (Losses) on Investments	(0.08)	0.56	0.67	0.41

Total From Investment Operations	0.36	1.00	1.16	0.75

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.49)	(0.34)
Distributions (from net realized gains)	—	(0.01)	—	—

Total Distributions	(0.43)	(0.45)	(0.49)	(0.34)

Net Asset Value, End of Period	$11.56	$11.63	$11.08	$10.41

Total Return[2]	3.23%	9.23%	11.41%	7.52%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,284	$3,705	$1,698	$156
Ratio of Expenses to Average Net Assets	1.15%	1.15%	0.65%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.83%	3.95%	4.61%	4.92%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.82%	2.05%	1.82%	2.58%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.16%	3.05%	3.44%	2.99%
Portfolio Turnover Rate	14%	22%	23%	36%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Minnesota Tax Free Fund

	Fiscal year ended September 30,
Class A Shares	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.39	$11.06	$10.64	$10.70	$11.46

Investment Operations:
Net Investment Income	0.48	0.47	0.53	0.55	0.55
Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.34	0.43	(0.06)	(0.69)

Total From Investment Operations	0.43	0.81	0.96	0.49	(0.14)

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.47)	(0.54)	(0.55)	(0.56)
Distributions (from net realized gains)	(0.03)	(0.01)	—	—	(0.06)

Total Distributions	(0.48)	(0.48)	(0.54)	(0.55)	(0.62)

Net Asset Value, End of Period	$11.34	$11.39	$11.06	$10.64	$10.70

Total Return[1]	3.90%	7.23%	9.24%	4.75%	(1.31)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$125,916	$135,607	$107,260	$93,995	$108,116
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.25%	4.22%	4.84%	5.22%	4.98%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.09%	1.18%	1.17%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.14%	4.08%	4.61%	5.00%	4.76%
Portfolio Turnover Rate	23%	26%	15%	34%	15%

1Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001	2000	1999[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.36	$11.04	$10.62	$10.69	$11.38

Investment Operations:
Net Investment Income	0.43	0.43	0.49	0.53	0.37
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.33	0.43	(0.09)	(0.71)

Total From Investment Operations	0.39	0.76	0.92	0.44	(0.34)

Less Distributions:
Dividends (from net investment income)	(0.41)	(0.43)	(0.50)	(0.51)	(0.35)
Distributions (from net realized gains)	(0.03)	(0.01)	—	—	—

Total Distributions	(0.44)	(0.44)	(0.50)	(0.51)	(0.35)

Net Asset Value, End of Period	$11.31	$11.36	$11.04	$10.62	$10.69

Total Return[2]	3.51%	7.10%	8.88%	4.25%	(3.03)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$11,951	$11,703	$6,382	$2,037	$1,682
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.85%	3.80%	4.39%	4.83%	4.70%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.81%	1.84%	1.58%	1.77%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.39%	3.31%	4.16%	4.41%	4.18%
Portfolio Turnover Rate	23%	26%	15%	34%	15%

1Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Financial Highlights continued

Missouri Tax Free Fund

Class A Shares	Fiscal period ended September 30,			Fiscal period ended October 31, 2000[2]	Fiscal year ended November 30,
	2003	2002	2001[1]		1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$12.47	$12.05	$11.54	$11.31	$12.08	$11.87

Investment Operations:
Net Investment Income	0.45	0.46	0.46	0.48	0.50	0.52
Realized and Unrealized gains (Losses) on Investments	(0.04)	0.47	0.50	0.23	(0.74)	0.21

Total From Investment Operations	0.41	0.93	0.96	0.71	(0.24)	0.73

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.47)	(0.44)	(0.48)	(0.51)	(0.52)
Distributions (from net realized gains)	(0.06)	(0.04)	(0.01)	—	(0.02)	—

Total Distributions	(0.51)	(0.51)	(0.45)	(0.48)	(0.53)	(0.52)

Net Asset Value, End of Period	$12.37	$12.47	$12.05	$11.54	$11.31	$12.08

Total Return[3]	3.45%	7.99%	8.44%	6.41%	(2.09)%	6.31%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$28,141	$26,496	$22,573	$19,876	$21,242	$23,611
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.94%	0.87%	0.86%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.69%	3.81%	4.23%	4.59%	4.30%	4.38%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.06%	1.00%	0.98%	1.07%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.58%	3.70%	4.17%	4.48%	4.09%	4.18%
Portfolio Turnover Rate	20%	25%	9%	3%	1%	6%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$12.46	$12.05	$12.03

Investment Operations:
Net Investment Income	0.40	0.41	—
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.48	0.02

Total From Investment Operations	0.36	0.89	0.02

Less Distributions:
Dividends (from net investment income)	(0.41)	(0.44)	—
Distributions (from net realized gains)	(0.06)	(0.04)	—

Total Distributions	(0.47)	(0.48)	—

Net Asset Value, End of Period	$12.35	$12.46	$12.05

Total Return[2]	3.05%	7.58%	0.17%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$279	$21	$—
Ratio of Expenses to Average Net Assets	1.35%	1.35%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	3.30%	3.28%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.81%	1.81%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.84%	2.82%	—
Portfolio Turnover Rate	20%	25%	9%

1Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

42

Additional Information

Financial Highlights continued

Nebraska Tax Free Fund

	Fiscal period ended September 30,
Class A Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.70	$10.20	$10.00

Investment Operations:
Net Investment Income	0.41	0.41	0.24
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.49	0.20

Total From Investment Operations	0.37	0.90	0.44

Less Distributions:
Dividends (from net investment income)	(0.40)	(0.40)	(0.24)
Distributions (from net realized gains)	(0.01)	—	—

Total Distributions	(0.41)	(0.40)	(0.24)

Net Asset Value, End of Period	$10.66	$10.70	$10.20

Total Return[2]	3.57%	9.09%	4.48%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,869	$4,904	$5,090
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.87%	3.98%	4.12%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.07%	1.29%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.55%	3.44%	3.29%
Portfolio Turnover Rate	15%	35%	30%

1Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.63	$10.14	$10.00

Investment Operations:
Net Investment Income	0.36	0.36	0.20
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.50	0.17

Total From Investment Operations	0.32	0.86	0.37

Less Distributions:
Dividends (from net investment income)	(0.36)	(0.37)	(0.23)
Distributions (from net realized gains)	(0.01)	—	—

Total Distributions	(0.37)	(0.37)	(0.23)

Net Asset Value, End of Period	$10.58	$10.63	$10.14

Total Return[2]	3.10%	8.66%	3.71%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,657	$982	$226
Ratio of Expenses to Average Net Assets	1.15%	1.15%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.46%	3.57%	3.73%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.82%	2.04%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.79%	2.68%	2.93%
Portfolio Turnover Rate	15%	35%	30%

1Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

43

Additional Information

Financial Highlights continued

Ohio Tax Free Fund

	Fiscal period ended September 30,
Class A Shares	2003	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.58	$10.00

Investment Operations:
Net Investment Income	0.36	0.15
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.59

Total From Investment Operations	0.33	0.74

Less Distributions:
Dividends (from net investment income)	(0.37)	(0.16)

Total Distributions	(0.37)	(0.16)

Net Asset Value, End of Period	$10.54	$10.58

Total Return[2]	3.22%	7.42%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$849	$453
Ratio of Expenses to Average Net Assets	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.52%	3.25%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.09%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.18%	2.77%
Portfolio Turnover Rate	22%	3%

1Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.57	$10.00

Investment Operations:
Net Investment Income	0.32	0.13
Realized and Unrealized Gains (Losses) on Investments	(0.12)	0.58

Total From Investment Operations	0.20	0.71

Less Distributions:
Dividends (from net investment income)	(0.33)	(0.14)

Total Distributions	(0.33)	(0.14)

Net Asset Value, End of Period	$10.44	$10.57

Total Return[2]	1.95%	7.13%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$215	$1
Ratio of Expenses to Average Net Assets	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.08%	3.01%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.84%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.39%	2.18%
Portfolio Turnover Rate	22%	3%

1Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

44

Additional Information

Financial Highlights continued

Tax Free Fund

Class A Shares	Fiscal period ended September 30,			Fiscal period ended October 31, 2000[2]	Fiscal year ended November 30,
	2003	2002	2001[1]		1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.44	$10.99	$10.53	$10.20	$11.06	$11.11

Income From Investment Operations:
Net Investment Income	0.47	0.47	0.42	0.40	0.44	0.48
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.44	0.43	0.34	(0.75)	0.33

Total From Investment Operations	0.44	0.91	0.85	0.74	(0.31)	0.81

Less Distributions:
Dividends (from net investment income)	(0.47)	(0.46)	(0.39)	(0.41)	(0.44)	(0.48)
Distributions (from net realized gains)	(0.13)	—	—	—	(0.11)	(0.38)

Total Distributions	(0.60)	(0.46)	(0.39)	(0.41)	(0.55)	(0.86)

Net Asset Value, End of Period	$11.28	$11.44	$10.99	$10.53	$10.20	$11.06

Total Return[3]	4.06%	8.56%	8.22%	7.43%	(2.87)%	7.56%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$42,942	$43,708	$48,769	$1,526	$1,582	$1,162
Ratio of Expenses to Average Net Assets	0.95%	0.95%	1.16%	0.98%	0.96%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.21%	4.20%	4.27%	4.34%	4.14%	4.18%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.02%	1.18%	1.09%	1.16%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.11%	4.13%	4.25%	4.23%	3.94%	3.87%
Portfolio Turnover Rate	23%	39%	3%	4%	—	18%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal period ended September 30,
Class C Shares	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.40	$10.96	$10.93

Investment Operations:
Net Investment Income	0.42	0.42	0.01
Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.45	0.02

Total From Investment Operations	0.40	0.87	0.03

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	—
Distributions (from net realized gains)	(0.13)	—	—

Total Distributions	(0.56)	(0.43)	—

Net Asset Value, End of Period	$11.24	$11.40	$10.96

Total Return[2]	3.67%	8.14%	0.27%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,880	$6,199	$4,494
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.81%	3.82%	5.61%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.80%	1.77%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.36%	3.40%	5.61%
Portfolio Turnover Rate	23%	39%	3%

1Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Tax Free Income Funds Class A and Class C Shares

45

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROTXFRR    1/04

SEC file number: 811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Tax Free Income Funds Class Y Shares	Arizona Tax Free Fund California Tax Free Fund Colorado Tax Free Fund Minnesota Tax Free Fund Missouri Tax Free Fund Nebraska Tax Free Fund Ohio Tax Free Fund Tax Free Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Arizona Tax Free Fund

California Tax Free Fund

Colorado Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

Nebraska Tax Free Fund

Ohio Tax Free Fund

Tax Free Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Tax Free Income Funds Class Y Shares

1

Fund Summaries

Arizona Tax Free FUND

Objective

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

2

Fund Summaries

Arizona Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

4.99%	9.63%	5.49%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.06%
Worst Quarter: Quarter ended	December 31, 2001	(0.59)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Arizona Tax Free Fund

Class Y (return before taxes)	2/1/00	5.49%	8.57%

Class Y (return after taxes on distributions)		5.39%	8.50%

Class Y (return after taxes on distributions and sale of fund shares)		5.13%	8.06%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper Arizona Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.54%	6.93%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona. The since inception performance of the average is calculated from 1/31/00.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.84%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.34)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$86
3 years	$268
5 years	$466
10 years	$1,037

Prospectus –	First American Tax Free Income Funds Class Y Shares

3

Fund Summaries

California Tax Free FUND

Objective

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, California Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

4

Fund Summaries

California Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

4.55%	9.60%	5.24%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.99%
Worst Quarter: Quarter ended	December 31, 2001	(0.70)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

California Tax Free Fund

Class Y (return before taxes)	2/1/00	5.24%	8.79%

Class Y (return after taxes on distributions)		5.13%	8.66%

Class Y (return after taxes on distributions and sale of fund shares)		5.12%	8.22%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper California Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.23%	7.44%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California. The since inception performance of the average is calculated from 1/31/00.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.83%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.33)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$85
3 years	$265
5 years	$460
10 years	$1,025

Prospectus –	First American Tax Free Income Funds Class Y Shares

5

Fund Summaries

Colorado Tax Free FUND

Objective

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

6

Fund Summaries

Colorado Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

5.59%	10.61%	5.52%

2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.61%
Worst Quarter: Quarter ended	December 31, 2001	(0.58)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Colorado Tax Free Fund

Class Y (return before taxes)	2/1/00	5.52%	9.06%

Class Y (return after taxes on distributions)		5.40%	9.01%

Class Y (return after taxes on distributions and sale of fund shares)		5.30%	8.51%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	8.19%

Lipper Colorado Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.61%	7.38%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado. The since inception performance of the average is calculated from 1/31/00.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.82%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.32)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$84
3 years	$262
5 years	$455
10 years	$1,014

Prospectus –	First American Tax Free Income Funds Class Y Shares

7

Fund Summaries

Minnesota Tax Free FUND

Objective

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

8

Fund Summaries

Minnesota Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

6.55%	–2.60%	9.87%	4.87%	8.84%	5.45%

1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.30%
Worst Quarter: Quarter ended	June 30, 1999	(1.57)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Minnesota Tax Free Fund

Class Y (return before taxes)	8/1/97	5.45%	5.19%	5.64%

Class Y (return after taxes on distributions)		5.32%	5.15%	5.55%

Class Y (return after taxes on distributions and sale of fund shares)		5.22%	5.13%	5.51%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.02%

Lipper Minnesota Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		5.06%	4.53%	4.81%

1On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 7/31/97.

3Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota. The since inception performance of the average is calculated from 7/31/97.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Prospectus –	First American Tax Free Income Funds Class Y Shares

9

Fund Summaries

Missouri Tax Free FUND

Objective

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

10

Fund Summaries

Missouri Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–5.59%	17.01%	3.19%	8.29%	5.41%	–2.85%	10.88%	4.10%	9.42%	5.11%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	7.58%
Worst Quarter: Quarter ended	March 31, 1994	(5.57)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Missouri Tax Free Fund

Class Y (return before taxes)	7/15/88	5.11%	5.29%	5.35%

Class Y (return after taxes on distributions)		5.06%	5.21%	5.30%

Class Y (return after taxes on distributions and sale of fund shares)		4.77%	5.12%	5.23%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.03%

Lipper Missouri Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		4.50%	4.71%	5.16%

1On 9/24/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Missouri.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Prospectus –	First American Tax Free Income Funds Class Y Shares

11

Fund Summaries

Nebraska Tax Free FUND

Objective

Nebraska Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Nebraska Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Nebraska income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so. The fund may invest without limit in unrated securities.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Nebraska and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

12

Fund Summaries

Nebraska Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

10.37%	5.34%

2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.94%
Worst Quarter: Quarter ended	December 31, 2002	(0.11)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Nebraska Tax Free Fund

Class Y (return before taxes)	2/28/01	5.34%	6.72%

Class Y (return after taxes on distributions)		5.26%	6.69%

Class Y (return after taxes on distributions and sale of fund shares)		4.95%	6.36%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	6.58%

Lipper Other States Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.12%	5.24%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 2/28/01.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state. The since inception performance of the average is calculated from 2/28/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.82%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.32)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$84
3 years	$262
5 years	$455
10 years	$1,014

Prospectus –	First American Tax Free Income Funds Class Y Shares

13

Fund Summaries

Ohio Tax Free FUND

Objective

Ohio Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Ohio Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Ohio income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Ohio and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

14

Fund Summaries

Ohio Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

5.24%

2003

Best Quarter: Quarter ended	June 30, 2003	2.57%
Worst Quarter: Quarter ended	September 30, 2003	(0.01)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Ohio Tax Free Fund

Class Y (return before taxes)	4/30/02	5.24%	7.50%

Class Y (return after taxes on distributions)		5.00%	7.34%

Class Y (return after taxes on distributions and sale of fund shares)		4.82%	6.91%

Lehman Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.31%	7.13%

Lipper Ohio Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.57%	6.04%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 4/30/02.

2Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio. The since inception performance of the average is calculated from 4/30/02.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.84%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.34)%
Net Expenses (After Waivers)	0.50%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.50%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$86
3 years	$268
5 years	$466
10 years	$1,037

Prospectus –	First American Tax Free Income Funds Class Y Shares

15

Fund Summaries

Tax Free FUND

Objective

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Main Investment Strategies

Under normal market conditions, Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Tax Free Income Funds Class Y Shares

16

Fund Summaries

Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

10.33%	6.21%	–4.45%	12.57%	4.09%	9.75%	6.09%

1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	5.24%
Worst Quarter: Quarter ended	June 30, 1999	(2.11)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Tax Free Fund

Class Y (return before taxes)	11/18/96	6.09%	5.44%	6.17%

Class Y (return after taxes on distributions)		5.94%	5.36%	5.89%

Class Y (return after taxes on distributions and sale of fund shares)		5.77%	5.29%	5.81%

Lehman Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.31%	5.83%	6.26%

Lipper General Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		4.76%	4.52%	5.15%

1On 9/24/01, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 11/30/96.

3Represents funds that invest primarily in municipal debt issues in the top four credit ratings. The since inception performance of the average is calculated from 11/30/96.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Tax Free Income Funds Class Y Shares

17

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer three different share classes. This prospectus offers Class Y shares. Class A and Class C shares are available through a separate prospectus. There are differences among the fees and expenses for each of the three classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class C Shares. Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

Prospectus –	First American Tax Free Income Funds Class Y Shares

18

Policies and Services

Buying and Selling Shares continued

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind” on the following page.

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Tax Free Income Funds Class Y Shares

19

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund’s long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Arizona Income Taxation. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund’s total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that

Prospectus –	First American Tax Free Income Funds Class Y Shares

20

Policies and Services

Managing Your Investment continued

they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Missouri Income Taxation. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

Nebraska Income Taxation. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund’s dividend may be subject to the Nebraska minimum tax.

Ohio Income Taxation. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Arizona Tax Free Fund	0.17%
California Tax Free Fund	0.18%
Colorado Tax Free Fund	0.19%
Minnesota Tax Free Fund	0.42%
Missouri Tax Free Fund	0.43%
Nebraska Tax Free Fund	0.20%
Ohio Tax Free Fund	0.17%
Tax Free Fund	0.43%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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22

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See “Risks of Municipal Lease Obligations.”

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund’s total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See “Interest Rate Risk” and “Risks of Inverse Floating Rate Securities.”

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds’ advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See “Risks of Inverse Floating Rate Securities.”

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Additional Information

More About The Funds continued

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk”) in lower-yielding securities.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Political and Economic Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

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Additional Information

Financial Highlights

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund Class I shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class I shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class Y shares of Missouri Tax Free Fund.

The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class I shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class I shares of the Firstar National Municipal Bond Fund were exchanged for Class Y shares of Tax Free Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National Municipal Bond Fund is the accounting survivor.

The information for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Missouri Tax Free Fund and Tax Free Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Additional Information

Financial Highlights continued

Arizona Tax Free Fund

	Fiscal period ended September 30,
	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.41	$10.99	$10.45	$10.00

Investment Operations:
Net Investment Income	0.48	0.51	0.57	0.37
Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.44	0.53	0.45

Total From Investment Operations	0.42	0.95	1.10	0.82

Less Distributions:
Dividends (from net investment income)	(0.47)	(0.51)	(0.56)	(0.37)
Distributions (from net realized gains)	(0.03)	(0.02)	—	—

Total Distributions	(0.50)	(0.53)	(0.56)	(0.37)

Net Asset Value, End of Period	$11.33	$11.41	$10.99	$10.45

Total Return[2]	3.86%	8.95%	10.76%	8.36%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,244	$10,656	$5,822	$2,670
Ratio of Expenses to Average Net Assets	0.50%	0.50%	—	—
Ratio of Net Investment Income (Loss) to Average Net Assets	4.28%	4.64%	5.33%	5.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.84%	1.12%	1.19%	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.94%	4.02%	4.14%	4.00%
Portfolio Turnover Rate	37%	30%	19%	27%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

California Tax Free Fund

	Fiscal period ended September 30,
	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.63	$11.17	$10.66	$10.00

Investment Operations:
Net Investment Income	0.49	0.49	0.54	0.37
Realized and Unrealized Gains (Losses) on Investments	(0.15)	0.52	0.50	0.65

Total From Investment Operations	0.34	1.01	1.04	1.02

Less Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.53)	(0.36)
Distributions (from net realized gains)	(0.07)	(0.05)	—	—

Total Distributions	(0.57)	(0.55)	(0.53)	(0.36)

Net Asset Value, End of Period	$11.40	$11.63	$11.17	$10.66

Total Return[2]	3.11%	9.36%	9.99%	10.38%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$15,243	$11,853	$6,726	$4,766
Ratio of Expenses to Average Net Assets	0.50%	0.50%	—	—
Ratio of Net Investment Income (Loss) to Average Net Assets	4.40%	4.51%	5.00%	5.42%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.83%	1.06%	1.10%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.07%	3.95%	3.90%	3.83%
Portfolio Turnover Rate	20%	33%	19%	12%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Colorado Tax Free Fund

	Fiscal period ended September 30,
	2003	2002	2001	2000[1]

Per Share Data
Net Asset Value, Beginning of Period	$11.67	$11.10	$10.43	$10.00

Investment Operations:
Net Investment Income	0.51	0.48	0.58	0.37
Realized and Unrealized Gains (Losses) on Investments	(0.09)	0.60	0.64	0.42

Total From Investment Operations	0.42	1.08	1.22	0.79

Less Distributions:
Dividends (from net investment income)	(0.50)	(0.50)	(0.55)	(0.36)
Distributions (from net realized gains)	—	(0.01)	—	—

Total Distributions	(0.50)	(0.51)	(0.55)	(0.36)

Net Asset Value, End of Period	$11.59	$11.67	$11.10	$10.43

Total Return[2]	3.78%	10.07%	12.02%	8.05%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,516	$9,244	$1,923	$2,430
Ratio of Expenses to Average Net Assets	0.50%	0.50%	—	—
Ratio of Net Investment Income (Loss) to Average Net Assets	4.49%	4.59%	5.32%	5.47%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.82%	1.05%	1.18%	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.17%	4.04%	4.14%	3.94%
Portfolio Turnover Rate	14%	22%	23%	36%

1Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

Minnesota Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.38	$11.05	$10.63	$10.69	$11.45

Investment Operations:
Net Investment Income	0.51	0.49	0.55	0.58	0.58
Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.35	0.44	(0.07)	(0.69)

Total From Investment Operations	0.46	0.84	0.99	0.51	(0.11)

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.50)	(0.57)	(0.57)	(0.59)
Distributions (from net realized gains)	(0.03)	(0.01)	—	—	(0.06)

Total Distributions	(0.51)	(0.51)	(0.57)	(0.57)	(0.65)

Net Asset Value, End of Period	$11.33	$11.38	$11.05	$10.63	$10.69

Total Return[1]	4.16%	7.84%	9.52%	5.00%	(1.07)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$47,858	$54,638	$49,078	$40,860	$17,356
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.50%	4.47%	5.09%	5.49%	5.26%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.81%	0.84%	0.93%	0.93%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.39%	4.33%	4.86%	5.26%	5.09%
Portfolio Turnover Rate	23%	26%	15%	34%	15%

1Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Missouri Tax Free Fund

	Fiscal period ended September 30,			Fiscal period ended October 31, 2000[2]	Fiscal year ended November 30,
	2003	2002	2001[1]		1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$12.48	$12.06	$11.55	$11.32	$12.08	$11.87

Investment Operations:
Net Investment Income	0.49	0.48	0.49	0.50	0.53	0.55
Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.48	0.50	0.23	(0.74)	0.21

Total From Investment Operations	0.44	0.96	0.99	0.73	(0.21)	0.76

Less Distributions:
Dividends (from net investment income)	(0.48)	(0.50)	(0.47)	(0.50)	(0.53)	(0.55)
Distributions (from net realized gains)	(0.06)	(0.04)	(0.01)	—	(0.02)	—

Total Distributions	(0.54)	(0.54)	(0.48)	(0.50)	(0.55)	(0.55)

Net Asset Value, End of Period	$12.38	$12.48	$12.06	$11.55	$11.32	$12.08

Total Return[3]	3.71%	8.25%	8.67%	6.60%	(1.81)%	6.52%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$168,094	$142,344	$129,715	$126,896	$111,842	$94,402
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.69%	0.67%	0.66%	0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.94%	4.06%	4.48%	4.79%	4.51%	4.57%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.81%	0.81%	0.75%	1.08%	1.07%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.83%	3.95%	4.42%	4.38%	4.10%	4.17%
Portfolio Turnover Rate	20%	25%	9%	3%	1%	6%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Nebraska Tax Free Fund

	Fiscal period ended September 30,
	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.69	$10.19	$10.00

Investment Operations:
Net Investment Income	0.43	0.43	0.26
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.50	0.19

Total From Investment Operations	0.40	0.93	0.45

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.26)
Distributions (from net realized gains)	(0.01)	—	—

Total Distributions	(0.44)	(0.43)	(0.26)

Net Asset Value, End of Period	$10.65	$10.69	$10.19

Total Return[2]	3.82%	9.37%	4.51%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$28,120	$27,348	$22,443
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.11%	4.22%	4.36%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.82%	1.04%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.79%	3.68%	3.53%
Portfolio Turnover Rate	15%	35%	30%

1Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Ohio Tax Free Fund

	Fiscal period ended September 30,
	2003	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.57	$10.00

Investment Operations:
Net Investment Income	0.39	0.16
Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.58

Total From Investment Operations	0.37	0.74

Less Distributions:
Dividends (from net investment income)	(0.39)	(0.17)

Total Distributions	(0.39)	(0.17)

Net Asset Value, End of Period	$10.55	$10.57

Total Return[2]	3.65%	7.41%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$39,465	$38,083
Ratio of Expenses to Average Net Assets	0.50%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.78%	3.74%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.84%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.44%	3.26%
Portfolio Turnover Rate	22%	3%

1Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

Tax Free Fund

	Fiscal period ended September 30,			Fiscal period ended October 31, 2000[2]	Fiscal year ended November 30,
	2003	2002	2001[1]		1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$11.45	$11.00	$10.53	$10.21	$11.10	$11.15

Investment Operations:
Net Investment Income	0.50	0.49	0.44	0.42	0.47	0.50
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.45	0.45	0.33	(0.78)	0.33

Total From Investment Operations	0.47	0.94	0.89	0.75	(0.31)	0.83

Less Distributions:
Dividends (from net investment income)	(0.50)	(0.49)	(0.42)	(0.43)	(0.47)	(0.50)
Distributions (from net realized gains)	(0.13)	—	—	—	(0.11)	(0.38)

Total Distributions	(0.63)	(0.49)	(0.42)	(0.43)	(0.58)	(0.88)

Net Asset Value, End of Period	$11.29	$11.45	$11.00	$10.53	$10.21	$11.10

Total Return[3]	4.31%	8.84%	8.59%	7.63%	(2.97)%	7.76%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$460,634	$497,140	$501,361	$253,803	$326,840	$384,518
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.73%	0.78%	0.76%	0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.46%	4.47%	4.32%	4.54%	4.33%	4.52%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.77%	0.74%	1.19%	1.16%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.36%	4.40%	4.31%	4.13%	3.93%	3.92%
Portfolio Turnover Rate	23%	39%	3%	4%	—	18%

1For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

2For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Tax Free Income Funds Class Y Shares

29

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROTXFRY    1/04

SEC file number: 811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Short & Intermediate Tax Free Income Funds Class A Shares	California Intermediate Tax Free Fund Colorado Intermediate Tax Free Fund Intermediate Tax Free Fund Minnesota Intermediate Tax Free Fund Oregon Intermediate Tax Free Fund Short Tax Free Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

California Intermediate Tax Free Fund

Colorado Intermediate Tax Free Fund

Intermediate Tax Free Fund

Minnesota Intermediate Tax Free Fund

Oregon Intermediate Tax Free Fund

Short Tax Free Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Short & Intermediate Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

1

Fund Summaries

California Intermediate Tax Free FUND

Objective

California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

2

Fund Summaries

California Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

5.82%	–0.90%	9.63%	4.47%	8.36%	3.74%

1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.74%
Worst Quarter: Quarter ended	June 30, 1999	(1.86)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

California Intermediate Tax Free Fund

Class A (return before taxes)	8/8/97	1.45%	4.49%	4.89%

Class A (return after taxes on distributions)		1.37%	4.46%	4.86%

Class A (return after taxes on distributions and sale of fund shares)		2.30%	4.42%	4.78%

Lehman 7-Year Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.18%

Lipper California Intermediate Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		3.42%	4.81%	5.15%

1The fund has previously presented the performance history of an unregistered predecessor common trust fund for periods prior to the fund’s registration under the Investment Company Act of 1940 on 8/8/97. The fund has determined that, going forward, it will present performance information only for periods subsequent to the fund’s registration.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 8/31/97.

3Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation in California. The since inception performance of the average is calculated from 8/31/97.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

3

Fund Summaries

California Intermediate Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.06%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.21)%
Net Expenses (After Waivers)	0.85%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$331
3 years	$555
5 years	$797
10 years	$1,490

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

4

Fund Summaries

Colorado Intermediate Tax Free FUND

Objective

Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

5

Fund Summaries

Colorado Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

12.33%	3.86%	7.07%	5.44%	–1.58%	8.52%	5.59%	8.70%	4.09%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.18%
Worst Quarter: Quarter ended	June 30, 1999	(1.85)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Colorado Intermediate Tax Free Fund

Class A (return before taxes)	4/4/94	1.79%	4.52%	5.53%

Class A (return after taxes on distributions)		1.79%	4.50%	5.47%

Class A (return after taxes on distributions and sale of fund shares)		2.49%	4.46%	5.36%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.40%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		3.70%	4.42%	5.18%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 4/30/94.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 4/30/94.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

6

Fund Summaries

Colorado Intermediate Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.06%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.21)%
Net Expenses (After Waivers)	0.85%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$331
3 years	$555
5 years	$797
10 years	$1,490

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

7

Fund Summaries

Intermediate Tax Free FUND

Objective

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

8

Fund Summaries

Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–2.95%	12.89%	3.72%	6.79%	5.38%	–1.46%	8.84%	4.83%	9.02%	4.28%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.10%
Worst Quarter: Quarter ended	March 31, 1994	(4.10)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Ten Years

Intermediate Tax Free Fund

Class A (return before taxes)	12/22/87	1.93%	4.56%	4.80%

Class A (return after taxes on distributions)		1.91%	4.55%	4.72%

Class A (return after taxes on distributions and sale of fund shares)		2.60%	4.50%	4.68%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	5.86%

Lipper Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.01%	4.86%	5.07%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

9

Fund Summaries

Intermediate Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.85%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

10

Fund Summaries

Minnesota Intermediate Tax Free FUND

Objective

Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

11

Fund Summaries

Minnesota Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

12.67%	3.82%	6.74%	5.34%	–1.26%	8.75%	4.74%	8.23%	3.99%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.30%
Worst Quarter: Quarter ended	June 30, 1999	(1.62)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Minnesota Intermediate Tax Free Fund

Class A (return before taxes)	2/25/94	1.64%	4.34%	4.79%

Class A (return after taxes on distributions)		1.61%	4.31%	4.73%

Class A (return after taxes on distributions and sale of fund shares)		2.46%	4.30%	4.70%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.08%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		3.70%	4.42%	4.81%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 2/28/94.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

12

Fund Summaries

Minnesota Intermediate Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.85%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

13

Fund Summaries

Oregon Intermediate Tax Free FUND

Objective

Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Oregon state income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

14

Fund Summaries

Oregon Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

8.76%	4.25%	8.56%	4.25%

2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.10%
Worst Quarter: Quarter ended	June 30, 2000	(1.50)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Oregon Intermediate Tax Free Fund

Class A (return before taxes)	2/1/99	1.89%	4.17%

Class A (return after taxes on distributions)		1.76%	4.13%

Class A (return after taxes on distributions and sale of fund shares)		2.65%	4.14%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.71%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		3.70%	4.27%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 1/31/99.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 1/31/99.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

15

Fund Summaries

Oregon Intermediate Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.85%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

16

Fund Summaries

Short Tax Free FUND

Objective

Short Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Short Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

17

Fund Summaries

Short Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

2.25%

2003

Best Quarter: Quarter ended	June 30, 2003	1.10%
Worst Quarter: Quarter ended	December 31, 2003	0.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Short Tax Free Fund

Class A (return before taxes)	10/25/02	(0.01)%	1.87%

Class A (return after taxes on distributions)		(0.11)%	1.78%

Class A (return after taxes on distributions and sale of fund shares)		1.04%	2.00%

Lehman 3>-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		2.68%	3.57%

Lipper Short Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		2.05%	2.57%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years. The since inception performance of the index is calculated from 10/31/02.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years. The since inception performance of the average is calculated from 10/31/02.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

18

Fund Summaries

Short Tax Free FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees[4]	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.30)%
Net Expenses (After Waivers)	0.75%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.75%. Fee waivers may be discontinued at any time.

2Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$330
3 years	$552
5 years	$791
10 years	$1,479

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Buying Shares

Multiple Class Information

The funds offer two different share classes. This prospectus offers Class A shares. Class Y shares are available through a separate prospectus. There are differences between the fees and expenses for each of the two classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See Reducing Your Sales Charge.”

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders. Class A shares of the funds pay shareholder servicing fees equal, on an annual basis, to 0.25%* of average daily net assets. The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and “one-stop” mutual fund networks (institutions) for providing ongoing services to shareholder accounts. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

*The distributor has agreed to limit its 12b-1 fee to 0.15%. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	2.25%	2.30%	2.00%
$50,000 – $99,999	2.00%	2.04%	1.75%
$100,000 – $249,999	1.75%	1.78%	1.50%
$250,000 – $499,999	1.25%	1.27%	1.00%
$500,000 – $999,999	1.00%	1.01%	0.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below. However, to take advantage of this aggregation feature, you, or your investment professional or financial institution, must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase.

Prior Purchases. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales

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Buying Shares continued

charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

Purchases by Related Accounts. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is

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significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. “Accepted” means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds’ distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

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Policies and Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Selling Shares, Redemption In Kind.”

By Phone. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

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Reinvesting After a Sale

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares (or Class S shares if available) of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail. To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund’s and Short Tax Free Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund’s net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

California Income Taxation. California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund’s total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities

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Policies and Services

Managing Your Investment continued

treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Oregon Income Taxation. Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of >December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

California Intermediate Tax Free Fund	0.42%
Colorado Intermediate Tax Free Fund	0.43%
Intermediate Tax Free Fund	0.43%
Minnesota Intermediate Tax Free Fund	0.43%
Oregon Intermediate Tax Free Fund	0.43%
Short Tax Free Fund	0.33%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-o -pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution and shareholder servicing fees, and out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Shareholder Servicing Fees. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See “Risks of Municipal Lease Obligations.”

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund’s total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See “Interest Rate Risk” and “Risks of Inverse Floating Rate Securities.”

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds’ advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See “Risks of Inverse Floating Rate Securities.”

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

28

Additional Information

More About The Funds continued

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk”) in lower-yielding securities.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Political and Economic Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

29

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

California Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.80	$10.41	$10.02	$9.89	$10.37

Investment Operations:
Net Investment Income	0.41	0.42	0.44	0.43	0.42
Realized and Unrealized Gains (Losses) on Investments	(0.14)	0.39	0.39	0.13	(0.46)

Total From Investment Operations	0.27	0.81	0.83	0.56	(0.04)

Less Distributions:
Dividends (from net investment income)	(0.41)	(0.42)	(0.44)	(0.43)	(0.41)
Distributions (from net realized gains)	(0.02)	—	—	—	(0.03)

Total Distributions	(0.43)	(0.42)	(0.44)	(0.43)	(0.44)

Net Asset Value, End of Period	$10.64	$10.80	$10.41	$10.02	$9.89

Total Return[1]	2.58%	8.01%	8.41%	5.84%	(0.40)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$4,262	$4,870	$3,392	$2,344	$2,042
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.86%	4.01%	4.25%	4.35%	4.19%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.14%	1.21%	1.18%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.65%	3.72%	3.74%	3.87%	3.72%
Portfolio Turnover Rate	17%	23%	12%	23%	9%

1Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

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Additional Information

Financial Highlights continued

Colorado Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.12	$10.79	$10.28	$10.32	$10.89

Investment Operations:
Net Investment Income	0.41	0.47	0.46	0.48	0.46
Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.32	0.52	(0.04)	(0.55)

Total From Investment Operations	0.39	0.79	0.98	0.44	(0.09)

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.46)	(0.47)	(0.48)	(0.46)
Distributions (from net realized gains)	—	—	—	—	(0.02)

Total Distributions	(0.43)	(0.46)	(0.47)	(0.48)	(0.48)

Net Asset Value, End of Period	$11.08	$11.12	$10.79	$10.28	$10.32

Total Return[1]	3.64%	7.56%	9.75%	4.40%	(0.88)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$22,555	$15,244	$8,320	$3,485	$4,733
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.79%	4.48%	4.55%	4.66%	4.32%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.06%	1.11%	1.34%	1.25%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.58%	4.22%	3.91%	4.11%	3.87%
Portfolio Turnover Rate	14%	15%	24%	42%	33%

1Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.32	$10.95	$10.48	$10.45	$11.05

Investment Operations:
Net Investment Income	0.44	0.43	0.48	0.48	0.46
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.40	0.46	0.04	(0.55)

Total From Investment Operations	0.41	0.83	0.94	0.52	(0.09)

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.47)	(0.49)	(0.46)
Distributions (from net realized gains)	—	—	—	—	(0.05)
Distributions (from return of capital)	—	(0.03)	—	—	—

Total Distributions	(0.43)	(0.46)	(0.47)	(0.49)	(0.51)

Net Asset Value, End of Period	$11.30	$11.32	$10.95	$10.48	$10.45

Total Return[1]	3.74%	7.78%	9.19%	5.10%	(0.78)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$34,231	$29,838	$23,236	$8,994	$10,713
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.91%	3.87%	4.43%	4.61%	4.31%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.03%	1.13%	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.71%	3.69%	4.00%	4.19%	3.89%
Portfolio Turnover Rate	15%	28%	12%	29%	23%

1Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

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Additional Information

Financial Highlights continued

Minnesota Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.51	$10.21	$9.80	$9.79	$10.29

Investment Operations:
Net Investment Income	0.40	0.43	0.44	0.45	0.43
Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.29	0.41	0.02	(0.47)

Total From Investment Operations	0.36	0.72	0.85	0.47	(0.04)

Less Distributions:
Dividends (from net investment income)	(0.41)	(0.42)	(0.44)	(0.45)	(0.43)
Distributions (from net realized gains)	(0.02)	—	—	(0.01)	(0.03)

Total Distributions	(0.43)	(0.42)	(0.44)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.44	$10.51	$10.21	$9.80	$9.79

Total Return[1]	3.55%	7.23%	8.85%	4.94%	(0.43)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$31,044	$19,914	$12,408	$12,469	$14,629
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.85%	4.27%	4.38%	4.59%	4.30%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.03%	1.13%	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.65%	4.09%	3.95%	4.17%	3.88%
Portfolio Turnover Rate	15%	15%	13%	18%	12%

1Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Oregon Intermediate Tax Free Fund

	Fiscal period ended September 30,
	2003	2002	2001	2000	1999[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.49	$10.18	$9.74	$9.72	$10.23

Investment Operations:
Net Investment Income	0.37	0.40	0.43	0.43	0.29
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.31	0.44	0.02	(0.51)

Total From Investment Operations	0.34	0.71	0.87	0.45	(0.22)

Less Distributions:
Dividends (from net investment income)	(0.38)	(0.40)	(0.43)	(0.43)	(0.29)
Distributions (from net realized gains)	(0.02)	—	—	—	—

Total Distributions	(0.40)	(0.40)	(0.43)	(0.43)	(0.29)

Net Asset Value, End of Period	$10.43	$10.49	$10.18	$9.74	$9.72

Total Return[2]	3.31%	7.23%	9.08%	4.79%	(2.22)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$8,189	$7,030	$5,477	$3,303	$2,005
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.67%	3.95%	4.27%	4.47%	4.37%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.05%	1.13%	1.13%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.47%	3.75%	3.84%	4.04%	3.95%
Portfolio Turnover Rate	17%	18%	20%	18%	13%

1Class A Shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

32

Additional Information

Financial Highlights continued

Short Tax Free Fund

Fiscal period ended September 30, 2003[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.26
Realized and Unrealized Gains (Losses) on Investments	0.19

Total From Investment Operations	0.45

Less Distributions:
Dividends (from net investment income)	(0.27)

Total Distributions	(0.27)

Net Asset Value, End of Period	$10.18

Total Return[2]	4.54%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$6,448
Ratio of Expenses to Average Net Assets	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.67%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.37%
Portfolio Turnover Rate	54%

1Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class A Shares

33

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINTTXR 1/04

SEC file number:  811-05309

   First American FundsTM

January 31, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Short & Intermediate Tax Free Income Funds Class Y Shares	California Intermediate Tax Free Fund Colorado Intermediate Tax Free Fund Intermediate Tax Free Fund Minnesota Intermediate Tax Free Fund Oregon Intermediate Tax Free Fund Short Tax Free Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

California Intermediate Tax Free Fund

Colorado Intermediate Tax Free Fund

Intermediate Tax Free Fund

Minnesota Intermediate Tax Free Fund

Oregon Intermediate Tax Free Fund

Short Tax Free Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Short & Intermediate Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

1

Fund Summaries

California Intermediate Tax Free FUND

Objective

California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.” Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

2

Fund Summaries

California Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

5.93%	–0.80%	9.62%	4.49%	8.61%	3.89%

1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	September 30, 2002	4.77%
Worst Quarter: Quarter ended	June 30, 1999	(1.76)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

California Intermediate Tax Free Fund

Class Y (return before taxes)	8/8/97	3.89%	5.10%	5.35%

Class Y (return after taxes on distributions)		3.80%	5.07%	5.31%

Class Y (return after taxes on distributions and sale of fund shares)		3.97%	4.96%	5.19%

Lehman 7-Year Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.18%

Lipper California Intermediate Municipal Debt Funds Category Average[3] (reflects no deduction for sales charges or taxes)		3.42%	4.81%	5.15%

1The fund has previously presented the performance history of an unregistered predecessor common trust fund for periods prior to the fund’s registration under the Investment Company Act of 1940 on 8/8/97. The fund has determined that, going forward, it will present performance information only for periods subsequent to the fund’s registration.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 8/31/97.

3Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation in California. The since inception performance of the average is calculated from 8/31/97.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

3

Fund Summaries

California Intermediate Tax Free FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

4

Fund Summaries

Colorado Intermediate Tax Free FUND

Objective

Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

5

Fund Summaries

Colorado Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

12.33%	3.86%	7.07%	5.25%	–1.59%	8.55%	5.64%	8.88%	4.17%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.18%
Worst Quarter: Quarter ended	June 30, 1999	(1.86)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Colorado Intermediate Tax Free Fund

Class Y (return before taxes)	4/4/94	4.17%	5.06%	5.79%

Class Y (return after taxes on distributions)		4.17%	5.04%	5.73%

Class Y (return after taxes on distributions and sale of fund shares)		4.13%	4.95%	5.61%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.40%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		3.70%	4.42%	5.18%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 4/30/94.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 4/30/94.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

6

Fund Summaries

Colorado Intermediate Tax Free FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.11)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$83
3 years	$259
5 years	$450
10 years	$1,002

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

7

Fund Summaries

Intermediate Tax Free FUND

Objective

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

8

Fund Summaries

Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

12.79%	3.72%	6.80%	5.39%	–1.46%	8.85%	4.88%	9.10%	4.45%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.00%
Worst Quarter: Quarter ended	June 30, 1999	(1.92)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Intermediate Tax Free Fund

Class Y (return before taxes)	2/4/94	4.45%	5.09%	5.04%

Class Y (return after taxes on distributions)		4.43%	5.09%	4.96%

Class Y (return after taxes on distributions and sale of fund shares)		4.33%	4.98%	4.90%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.08%

Lipper Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		4.01%	4.86%	5.25%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years. The since inception performance of the average is calculated from 2/28/94.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

9

Fund Summaries

Intermediate Tax Free FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

10

Fund Summaries

Minnesota Intermediate Tax Free FUND

Objective

Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

11

Fund Summaries

Minnesota Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

12.66%	3.51%	6.65%	5.25%	–1.27%	8.79%	4.79%	8.32%	4.26%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	5.19%
Worst Quarter: Quarter ended	June 30, 1999	(1.62)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Five Years	Since Inception

Minnesota Intermediate Tax Free Fund

Class Y (return before taxes)	2/25/94	4.26%	4.91%	5.03%

Class Y (return after taxes on distributions)		4.22%	4.88%	4.98%

Class Y (return after taxes on distributions and sale of fund shares)		4.25%	4.82%	4.92%

Lehman 7-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	6.08%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		3.70%	4.42%	4.81%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 2/28/94.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

12

Fund Summaries

Minnesota Intermediate Tax Free FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

13

Fund Summaries

Oregon Intermediate Tax Free FUND

Objective

Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Oregon state income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Funds — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Oregon Intermediate Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.66%	11.27%	3.31%	7.06%	5.36%	–1.50%	8.76%	4.38%	8.61%	4.40%

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	March 31, 1995	4.30%
Worst Quarter: Quarter ended	March 31, 1994	(3.41)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Ten Years

Oregon Intermediate Tax Free Fund

Class Y (return before taxes)	10/31/86	4.40%	4.86%	4.81%

Class Y (return after taxes on distributions)		4.27%	4.83%	4.79%

Class Y (return after taxes on distributions and sale of fund shares)		4.36%	4.76%	4.78%

Lehman 7-Year Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.45%	5.92%	5.86%

Lipper Other States Intermediate Municipal Debt Funds Category Average[3] (reflects no reduction for sales charges or taxes)		3.70%	4.42%	4.58%

1Performance prior to 8/8/97 is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On 8/8/97, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund’s performance is adjusted to reflect Oregon Intermediate Tax Free Fund’s Class Y share fees and expenses, before any fee waivers. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with maturities between six and eight years.

3Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.

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Fund Summaries

Oregon Intermediate Tax Free FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2003, were:

Waiver of Fund Expenses	(0.10)%
Net Expenses (After Waivers)	0.70%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.70%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

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Fund Summaries

Short Tax Free FUND

Objective

Short Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Main Investment Strategies

Under normal market conditions, Short Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

  “general obligation” bonds, which are backed by the full faith, credit, and taxing power of the issuer.
  “revenue” bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
  participation interests in municipal leases.
  zero coupon municipal securities, which pay no cash income to their holders until they mature.
  inverse floating rate municipal securities (up to 10% of the fund’s total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund’s total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see “More About The Fund — Risks.”

Income Risk. The fund’s income could decline due to falling market interest rates.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund’s investments in general obligation bonds.

Call Risk. Some municipal securities held by the fund may be redeemed by the issuer, or “called,” prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations. Many municipal leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Unrated Securities. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund’s shares has varied from year to year. However, because the fund was first offered in 2002, only one calendar year of performance information is available. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

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Fund Summaries

Short Tax Free FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

2.49%

2003

Best Quarter: Quarter ended	June 30, 2003	1.23%
Worst Quarter: Quarter ended	December 31, 2003	0.06%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Short Tax Free Fund

Class Y (return before taxes)	10/25/02	2.49%	3.98%

Class Y (return after taxes on distributions)		2.39%	3.89%

Class Y (return after taxes on distributions and sale of fund shares)		2.74%	3.82%

Lehman 3-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		2.68%	3.57%

Lipper Short Municipal Debt Funds Category Average[2] (reflects no deduction for sales charges or taxes)		2.05%	2.57%

1An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years. The since inception performance of the index is calculated from 10/31/02.

2Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years. The since inception performance of the average is calculated from 10/31/02.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal period.1

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

1Net expenses for the fiscal period were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal period ended September 30, 2003, were:

Waiver of Fund Expenses	(0.20)%
Net Expenses (After Waivers)	0.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255
5 years	$444
10 years	$990

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Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer two different share classes. This prospectus offers Class Y shares. Class A shares are available through a separate prospectus. There are differences between the fees and expenses for each of the two classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares. Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class Y Shares. Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

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Policies and Services

Buying and Selling Shares continued

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

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Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund’s and Short Tax Free Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund’s net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions. The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

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21

Policies and Services

Managing Your Investment continued

California Income Taxation. California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund’s total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Oregon Income Taxation. Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.

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22

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2003, U.S. Bancorp Asset Management and its affiliates had more than $127 billion in assets under management, including investment company assets of more than $58 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

California Intermediate Tax Free Fund	0.42%
Colorado Intermediate Tax Free Fund	0.43%
Intermediate Tax Free Fund	0.43%
Minnesota Intermediate Tax Free Fund	0.43%
Oregon Intermediate Tax Free Fund	0.43%
Short Tax Free Fund	0.33%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

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23

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See “Risks of Municipal Lease Obligations.”

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund’s total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See “Interest Rate Risk” and “Risks of Inverse Floating Rate Securities.”

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds’ advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See “Risks of Inverse Floating Rate Securities.”

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

24

Additional Information

More About The Funds continued

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk”) in lower-yielding securities.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Political and Economic Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

California Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.81	$10.43	$10.04	$9.89	$10.36

Investment Operations:
Net Investment Income	0.43	0.43	0.44	0.43	0.42
Realized and Unrealized Gains (Losses) on Investments	(0.14)	0.38	0.39	0.15	(0.45)

Total From Investment Operations	0.29	0.81	0.83	0.58	(0.03)

Less Distributions:
Dividends (from net investment income)	(0.42)	(0.43)	(0.44)	(0.43)	(0.41)
Distributions (from net realized gains)	(0.02)	—	—	—	(0.03)

Total Distributions	(0.44)	(0.43)	(0.44)	(0.43)	(0.44)

Net Asset Value, End of Period	$10.66	$10.81	$10.43	$10.04	$9.89

Total Return[1]	2.83%	8.05%	8.39%	6.05%	(0.30)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$44,600	$45,212	$43,647	$43,262	$41,469
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.02%	4.16%	4.26%	4.36%	4.11%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.81%	0.89%	0.96%	0.93%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.91%	3.97%	4.00%	4.13%	3.89%
Portfolio Turnover Rate	17%	23%	12%	23%	9%

1Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

26

Additional Information

Financial Highlights continued

Colorado Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.10	$10.76	$10.26	$10.29	$10.88

Investment Operations:
Net Investment Income	0.43	0.49	0.48	0.48	0.46
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.33	0.49	(0.03)	(0.57)

Total From Investment Operations	0.40	0.82	0.97	0.45	(0.11)

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.48)	(0.47)	(0.48)	(0.46)
Distributions (from net realized gains)	—	—	—	—	(0.02)

Total Distributions	(0.45)	(0.48)	(0.47)	(0.48)	(0.48)

Net Asset Value, End of Period	$11.05	$11.10	$10.76	$10.26	$10.29

Total Return[1]	3.71%	7.83%	9.67%	4.51%	(1.07)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$47,854	$48,398	$47,907	$52,885	$57,236
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.94%	4.60%	4.58%	4.66%	4.31%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.81%	0.86%	1.09%	1.00%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.83%	4.44%	4.19%	4.36%	4.11%
Portfolio Turnover Rate	14%	15%	24%	42%	33%

1Total return would have been lower had certain expenses not been waived.

Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$11.30	$10.93	$10.46	$10.43	$11.03

Investment Operations:
Net Investment Income	0.46	0.44	0.48	0.48	0.46
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.40	0.46	0.04	(0.55)

Total From Investment Operations	0.43	0.84	0.94	0.52	(0.09)

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.44)	(0.47)	(0.49)	(0.46)
Distributions (from net realized gains)	—	—	—	—	(0.05)
Distributions (from return of capital)	—	(0.03)	—	—	—

Total Distributions	(0.45)	(0.47)	(0.47)	(0.49)	(0.51)

Net Asset Value, End of Period	$11.28	$11.30	$10.93	$10.46	$10.43

Total Return[1]	3.90%	7.95%	9.21%	5.11%	(0.79)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$696,994	$485,592	$458,743	$375,279	$442,464
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.05%	4.04%	4.43%	4.62%	4.31%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.78%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.95%	3.96%	4.26%	4.45%	4.14%
Portfolio Turnover Rate	15%	28%	12%	29%	23%

1Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

27

Additional Information

Financial Highlights continued

Minnesota Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.46	$10.17	$9.76	$9.76	$10.26

Investment Operations:
Net Investment Income	0.42	0.45	0.44	0.45	0.43
Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.27	0.41	0.01	(0.47)

Total From Investment Operations	0.39	0.72	0.85	0.46	(0.04)

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.44)	(0.45)	(0.43)
Distributions (from net realized gains)	(0.02)	—	—	(0.01)	(0.03)

Total Distributions	(0.45)	(0.43)	(0.44)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.40	$10.46	$10.17	$9.76	$9.76

Total Return[1]	3.82%	7.31%	8.89%	5.04%	(0.44)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$238,958	$251,597	$255,939	$244,353	$279,776
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.01%	4.41%	4.38%	4.59%	4.28%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.78%	0.88%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.91%	4.33%	4.20%	4.42%	4.11%
Portfolio Turnover Rate	15%	15%	13%	18%	12%

1Total return would have been lower had certain expenses not been waived.

Oregon Intermediate Tax Free Fund

	Fiscal year ended September 30,
	2003	2002	2001	2000	1999

Per Share Data
Net Asset Value, Beginning of Period	$10.49	$10.18	$9.74	$9.72	$10.24

Investment Operations:
Net Investment Income	0.40	0.42	0.43	0.43	0.43
Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.31	0.44	0.02	(0.49)

Total From Investment Operations	0.35	0.73	0.87	0.45	(0.06)

Less Distributions:
Dividends (from net investment income)	(0.39)	(0.42)	(0.43)	(0.43)	(0.43)
Distributions (from net realized gains)	(0.02)	—	—	—	(0.03)

Total Distributions	(0.41)	(0.42)	(0.43)	(0.43)	(0.46)

Net Asset Value, End of Period	$10.43	$10.49	$10.18	$9.74	$9.72

Total Return[1]	3.46%	7.39%	9.08%	4.78%	(0.66)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$146,244	$151,928	$153,951	$160,124	$178,411
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.82%	4.10%	4.28%	4.47%	4.30%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.80%	0.89%	0.88%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.72%	4.00%	4.09%	4.29%	4.13%
Portfolio Turnover Rate	17%	18%	20%	18%	13%

1Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

28

Additional Information

Financial Highlights continued

Short Tax Free Fund

Fiscal period ended September 30, 2003[1]

Per Share Data
Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net Investment Income	0.28
Realized and Unrealized Gains (Losses) on Investments	0.18

Total From Investment Operations	0.46

Less Distributions:
Dividends (from net investment income)	(0.28)

Total Distributions	(0.28)

Net Asset Value, End of Period	$10.18

Total Return[2]	4.66%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$396,918
Ratio of Expenses to Average Net Assets	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.00%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	2.80%
Portfolio Turnover Rate	54%

1Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Short & Intermediate Tax Free Income Funds Class Y Shares

29

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINTTXY  1/04

SEC file number: 811-05309

   First American FundsTM

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2004

           BALANCED FUND                           SHORT TERM BOND FUND
        EQUITY INCOME FUND                         HIGH INCOME BOND FUND
LARGE CAP GROWTH OPPORTUNITIES FUND            U.S. GOVERNMENT MORTGAGE FUND
       LARGE CAP VALUE FUND                        ARIZONA TAX FREE FUND
       LARGE CAP SELECT FUND               CALIFORNIA INTERMEDIATE TAX FREE FUND
         EQUITY INDEX FUND                       CALIFORNIA TAX FREE FUND
        MID CAP INDEX FUND                  COLORADO INTERMEDIATE TAX FREE FUND
       SMALL CAP INDEX FUND                       COLORADO TAX FREE FUND
SMALL CAP GROWTH OPPORTUNITIES FUND             INTERMEDIATE TAX FREE FUND
 MID CAP GROWTH OPPORTUNITIES FUND         MINNESOTA INTERMEDIATE TAX FREE FUND
        MID CAP VALUE FUND                        MINNESOTA TAX FREE FUND
       SMALL CAP SELECT FUND                      MISSOURI TAX FREE FUND
       SMALL CAP VALUE FUND                       NEBRASKA TAX FREE FUND
        INTERNATIONAL FUND                   OREGON INTERMEDIATE TAX FREE FUND
    REAL ESTATE SECURITIES FUND                        TAX FREE FUND
          TECHNOLOGY FUND                           OHIO TAX FREE FUND
        CORPORATE BOND FUND                         SHORT TAX FREE FUND
          CORE BOND FUND                     INTERMEDIATE GOVERNMENT BOND FUND
    INTERMEDIATE TERM BOND FUND

         This Statement of Additional Information relates to the Class A, Class
B, Class C, Class S and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF").
This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 2004. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated by reference into this Statement of Additional Information. This Statement of
Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND.
Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                        i

                                       ii

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the
State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc."
The Board of Directors and shareholders, at meetings held January 10, 1991, and
April 2, 1991, respectively, approved amendments to the Articles of
Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to
"First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in
37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund).
The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional
Information as the "Funds."

         For purposes of this Statement of Additional Information, "Equity
Funds" shall constitute Balanced Fund, Equity Income Fund, Equity Index Fund,
Large Cap Value Fund, Large Cap Select Fund, Mid Cap Value Fund, Small Cap Value
Fund, International Fund, Real Estate Securities Fund, Technology Fund, Mid Cap
Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Small Cap
Select Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth
Opportunities Fund. "Bond Funds" shall constitute Corporate Bond Fund, Core Bond
Fund, Intermediate Term Bond Fund, Short Term Bond Fund, High Income Bond Fund,
U.S. Government Mortgage Fund and Intermediate Government Bond Fund. "Tax Free
Funds" shall constitute Arizona Tax Free Fund, California Intermediate Tax Free
Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado
Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate
Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund,
Nebraska Tax Free Fund, Ohio Tax Free Fund, Missouri Tax Free Fund, and Short
Tax Free Fund. Each of the Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free
Fund and Intermediate Tax Free Fund), Real Estate Securities Fund, and
Technology Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Real
Estate Securities Fund, and Technology Fund, are non-diversified investment companies.

         Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond
Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class S
(except for the Tax Free Funds and certain Bond Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of
1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so.
In addition, a sales load is imposed on the sale of Class A, Class B and Class C
Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First
American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios,
Inc. ("FAIP"); and eight separate closed-end funds (American Strategic Income
Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic
Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota
Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund
II Inc., American Select Portfolio Inc., and American Income Fund, Inc.),
collectively referred to as the First American Closed-End Funds ("FACEF").

                                       1

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in that
Fund's Prospectuses. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective.
However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The
Funds do not anticipate that any such strategy or technique would exceed 5% of a
Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, Corporate Bond Fund and, to the extent it can invest in convertible debt securities, Equity Income
Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc.
("Moody's) are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United
States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less
(which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Funds' investment advisor ("U.S.
Bancorp Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission
("SEC") with respect thereto.

         Tax Free Funds, Bond Funds and the Balanced Fund may also invest in
Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance
Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor or the applicable Fund's investment sub-advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see
"Ratings."

                                       2

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.
These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Fund's investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations
("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The U.S. government securities in which the Funds invest principally are:

         o        direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o        notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o        notes, bonds, and discount notes of other U.S. government
                  instrumentalities supported only by the credit of the
                  instrumentalities.

         The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities.
Some of these securities, such as Government National Mortgage Association
("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal
National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage
Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S.
government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in them.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities
("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the

                                       3

agreed-upon repurchase price. The Advisor or, in the case of International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book
Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and
Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the
Fund from realizing a price or yield considered to be advantageous.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a
Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the
Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets.
Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities.
As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The
Funds will pay a

                                       4

portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

         The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 25% of the Funds' income from securities lending transactions. The
Funds also pay an administrative fee equal to 0.025% based on total securities on loan.

         In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

OPTIONS TRANSACTIONS

         To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire.
These transactions will be undertaken for the purpose of reducing risk to the
Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Equity Funds (other than Equity Index Fund,
Mid Cap Index Fund and Small Cap Index Fund), Tax Free Funds and Bond Funds may
purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right
(but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium"
paid by the purchaser for the right to sell or buy.

         A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option.
This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A

                                       5

multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. The Bond Funds, Tax Free Funds and
Balanced Fund may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index.
Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or, in the case of International Fund, on foreign currencies. The
Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write
(sell) covered call options covering up to 50% of the equity securities owned by such Fund.

         When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser.
In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a
Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         The Funds may engage in futures transactions and options on futures, including stock and interest rate index futures contracts and options thereon.

                                       6

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2%
to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the
Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund,
Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests and increase the level of Fund assets devoted to replicating the composition of
, respectively, the S&P 500 Composite Index, the S&P MidCap 400 Index or the
Russell 2000 Index .

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

         Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated
above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose
100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets.
There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Short-Term Investments." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard
& Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the
Advisor or the applicable Fund's investment

                                       7

sub-advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations
Rated Less Than Investment Grade."

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity
Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to
25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Furthermore, Short Term Bond Fund, Intermediate Term Bond Fund and Core
Bond Fund may invest up to 15%, and Corporate Bond Fund and High Income Bond
Fund may invest up to 25%, of total assets in foreign securities payable in
United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any
instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S.
corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of
United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United
States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.
Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United
States domestic issuers.

         EMERGING MARKETS. International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries.
These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v)
the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

                                       8

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern
European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary
Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International
Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American
Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts,
typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

                                       9

FOREIGN CURRENCY TRANSACTIONS

         International Fund invests in securities which are purchased and sold in foreign currencies. The value of the Fund's assets as measured in United
States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

         International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The
Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency.
It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold.
International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the
Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.
The Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the investment sub-advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

         As stated above, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to segregate cash or liquid securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to segregate cash or liquid securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts,

                                       10

the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         Balanced Fund and the Bond Funds may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private pass-through securities, or collateralized mortgage obligations ("CMOs"), as defined and described below.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans.
Distribution of principal and interest on the mortgage loans underlying an
Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the
United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the
United States has discretionary authority to lend funds to FNMA, neither the
United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks.
Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration,
while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through
Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans

                                       11

receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii)
protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.
Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency
Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the
Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans.
These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another.
For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o        In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the
                  underlying mortgage loans (and interest on unpaid principal)
                  until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying
                  mortgage loans until the class is repaid in full, and so
                  forth.

         o        A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus
                  providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o        An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until
                  specified payments have been made on prior classes, at which time the principal of the

                                       12

                  accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from
                  payments on the underlying mortgage loans.

         o        An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the
                  underlying mortgage loans, while a principal-only class of
                  CMOs entitles the holder to receive all of the principal
                  payments and prepayments and none of the interest on the
                  underlying mortgage loans.

         o        A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of,
                  changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and
                  "floors" on adjustments to the interest rates which they bear.

         o        A subordinated class of CMOs is subordinated in right of
                  payment to one or more other classes. Such a subordinated
                  class provides some or all of the credit support for the
                  classes that are senior to it by absorbing losses on the
                  underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is
                  sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade
                  rating.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases.
The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities, except that Short Term Bond Fund will not invest such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps,
ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential,

                                       13

commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and
Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage
REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can
invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

         Because the Fund may invest a substantial portion of its assets in
REITs, it also is subject to risks associated with direct investments in REITs.
Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in
REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

         Balanced Fund and the Bond Funds may invest in asset-backed securities.
Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

         The Bond Funds, other than Intermediate Government Bond Fund and U.S.
Government Mortgage Securities Fund, may invest in Collateralized Debt
Obligations ("CDOs"). Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of
CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal"
credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties,

                                       14

principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

         The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term
"municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

         MUNICIPAL BONDS. The two general classifications of municipal bonds are
"general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds.
Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

         Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity.
Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

         REFUNDED BONDS. With the exception of Nebraska Tax Free Fund, the Tax
Free Funds may not invest more than 25% of Fund assets in unrated securities.
Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free
Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

         The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

         DERIVATIVE MUNICIPAL SECURITIES. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities.
The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

                                       15

         The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free
Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

         MUNICIPAL LEASES. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

         Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation"
clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

         In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the
Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the
Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

         The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the
United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard &
Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the
Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

         Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index

                                       16

rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

         The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

         Bond Funds and Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

         The Bond Funds may enter into interest rate, total return and credit default swap agreements. The Bond Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

         Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.

         Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

         One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

         Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront

                                       17

or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

         Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

         The use of swap agreements by a Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

         A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

         Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

GUARANTEED INVESTMENT CONTRACTS

         Short Term Bond Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company.
The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only
GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         Balanced Fund and Corporate Bond Fund may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "high yield securities"
or "junk bonds." Balanced Fund and Corporate Bond Fund may invest in non-investment grade debt obligations rated at least B by Standard & Poor's or
Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

         The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

                                       18

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a
Fund's use of non-investment grade debt obligations may be more dependent on the
Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

         High Income Bond Fund may invest in U.S. dollar-denominated "Brady
Bonds." These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady
Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

         If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

FLOATING RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London
Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

                                       19

FIXED RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         High Income Bond Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs").
Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

         The Equity Funds and the Bond Funds other than U.S. Government Mortgage
Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         All of the Bond Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the
Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

TRUST PREFERRED SECURITIES

         The Bond Fund may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

                                       20

PARTICIPATION INTERESTS

         High Income Bond Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index.
Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by
Moody's, or D by Standard & Poor's.

CLOSED-END INVESTMENT COMPANIES

         The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the
Tax Free Funds and their shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the
United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All
Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

         As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund,
California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free
Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri
Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon
Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained

                                       21

in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy.
Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

         ARIZONA. Located in the country's sunbelt, the State of Arizona (the
"State" or "Arizona") has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures,
Arizona ranks 20th in U.S. population. Also important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services.
High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

         The State is divided into 15 counties. Two of these counties, Maricopa
County and Pima County, are more urban in nature and account for approximately
75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa,
Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the
State's second most populous city. Arizona's population is concentrated in the
Phoenix area. Also, the state-wide population tends to fluctuate seasonally. The
State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

         Arizona was hit hard in the last recession because so many of the state's export industries -- those that bring money into the region from outside
--are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

         The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports head to Asia, and that region is doing relatively well. Further, many of Arizona's Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

         Obligations of the State or local governments may be affected by budgetary pressures affecting the State and economic conditions in the State. On
January 15, 2004, Arizona's governor released an overview of her budget plan for
FY 2004 and 2005. The governor proposed a $7.2 billion budget for the state's next fiscal year, a 10 percent increase over last year's budget. The governor noted that the improving economy would increase tax collections to the point where the projected shortfall between revenue and spending would be down to $310 million. Tax collections started rebounding in mid-2003 and the governor's budget projected a 7.3 percent boost in collections next year, the same as this year's increase from last year. With revenues short an estimated $310 million of projected expenses, the governor proposed five "fiscal bridges" totaling $377 million to balance the budget. Also, the governor's proposed budget separates
$515 million in other costs from the general spending plan for the 2004-2005 fiscal year. She plans to use forms of borrowing to cover those expenses for school upgrades and construction, prison expansion and a lawsuit settlement.
Certain municipal securities of local Arizona governments may be obligations of issuers which rely on State

                                       22

aid and future cuts in State spending and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In
Arizona, around 88% of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10% even in robust years. With the economic rebound in the economy, sales tax growth in Arizona has increased from near zero growth last year. As of the end of November 2003, projections for Fiscal Year ("FY") 2004 call for rate increases of 3.3% in FY 2004, which is modest, but well below the average of 9%
growth in the late 1990s. As of the end of November 2003, year-to-date General
Revenue fund collections of $2.6 billion are a total of 11.8% above last year.
Adjusting for the one-time federal cash assistance grant, Urban Revenue Sharing
(URS) funds distributed to cities and towns, and tax amnesty collections provides a better picture of underlying economic growth. After making these adjustments, year-to-date collections through November 2003 are 5.7% greater than last year.

         As of the end of November 2003, State sales tax revenues increased by
8.3% over November of last year, bringing the year-to-date growth rate up to
7.4%. Sales tax collections were $57.0 million above the forecast for the year.
Corporate income tax collections were up almost $31 million over forecast for the month due to an unusually high amount of audit collections. Year-to-date collections were 23.3% ahead of last year, and $29.9 million over forecast. The increases in sales and corporate collections were partially offset by a decrease in individual income tax collections, which were (4.4)% below last year, or
$(11.5) below the forecast. Withholding tax collections continued to be weak, and after 5 months were down (1.3)% compared to last year. Year-to-date, net collections were down by (0.5)%. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local municipalities in the
State.

         The state of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by state-wide revenues. The State enters into certain lease transactions that are subject to annual review at its option.
Local governmental units in the State are also authorized to incur indebtedness.
The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

         Although the State does not issue general obligation debt, as of
September 4, 2003, Moody's and Standard and Poor's give its lease obligations A1 and AA ratings, respectively. Both Moody's and Standard and Poor's placed
Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

         In 1990 the State legislature enacted a formula-based Budget
Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend"
periods. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

         Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free
Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Arizona local governments and districts are limited by Arizona law.
Arizona has two components of property taxes--primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

         Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by

                                       23

more than 10% per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

         Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona
Economic Estimates Commission. This limitation is based on the entity's actual expenditures for FY 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

         Obligations of the State or local governments may be affected by budgetary pressures affecting the State and the ability of the State to raise revenue. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State
Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation may not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of
Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

         CALIFORNIA. The economy of the State of California (the "State" or
"California"), largest among the states, is also one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the
State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. Defense industries, a base of the economy especially in California, have declined following the end of the cold war, dealing a serious economic blow to the State.
These demographic factors affect the amounts of revenue generated to pay for
California bonds.

         The State's population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total. In 1996, the California economy entered into a phase of rapid growth. Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels. Per capita income, which had been 10% above the national average in 1990, fell to only 3% in 1997, but climbed back to 5% above the national average in 1999. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

                                       24

         California' credit quality has been affected by national recessions in the past. In the early 1990s, California was especially hard hit by the national recession and experienced three credit-rating downgrades by both Moody's and
Standard & Poor's. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 700,000 jobs between 1990-1993, or about 5% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992.
State aid was reduced, spreading fiscal stress to local governments.

         Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer
2002. Unemployment reached almost 7% by year-end, at which time the State
Department of Finance described the State economy as "in a holding pattern."
Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January, 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

         More recently, the State continues to suffer the effects of a weak economy with the combination of a mild Statewide economic recession, but with a severe downturn in the high technology sector centered in the San Francisco Bay
Area and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. By
2002, the State faced a budget "gap" of more than $23 billion, over 25% of its
General Fund revenue. By January 2003, the Governor reported that revenues were expected to be substantially below earlier projections, and estimated that a budget gap of almost $35 billion would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. In May 2003, the
Governor increased the estimate of the budget gap to $38.2 billion. To close this gap, the Governor proposed a combination of large spending cuts, transfers of program responsibility to local governments, limited fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years.

         The State began the new fiscal year on July 1, 2003 without a budget, amid strong partisan disagreement in the Legislature about the nature of spending cuts and tax increases needed to complete a budget. Elected in
California's historic recall election in October 2003, Governor Arnold
Schwarzenegger took over with a state budget deficit of close to $15 billion.
Although voters will be asked to borrow the money needed to pay off that debt,
Schwarzenegger also faces a new deficit of at least $14 billion next year. In
January of 2004, Governor Schwarzenegger proposed a budget for the coming fiscal year that includes a mix of cuts, borrowing and fund shifts. The Governor's plan did not contemplate raising taxes. The plan featured $4.6 billion in spending cuts mainly in education and welfare programs. As proposed, the plan hinges on a
$15 million bond issuance in order to refinance existing debt short-term debt.
The bond issuance, which will go before voters on March 2, 2004 would be the largest municipal issue on record. A two-thirds vote of each house of the
Legislature is required to adopt the budget. Local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments. In addition to that, local governments in California could suffer fiscally if the state government halts payments to local governments that filled the void created when vehicle license fees were slashed during the economic boom several years ago. Money from the vehicle license fees goes to local governments, so when fees were recently lowered by the State, the State pitched in the amount of money lost so local governments would not lose needed income.
In addition to potential losses such as this, local governments may face other reductions in State fiscal aid for various programs.

         The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by
Standard & Poor's. Prior to 1991, the State's general obligation bonds had

                                       25

enjoyed the highest rating by either Moody's or Standard & Poor's. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990. In early
December of 2003, Moody's dropped the State's rating from A3 to Baa1, just three steps above junk, the level at which institutional investors typically cannot invest in the securities. The rating service noted the recent cut in the State's vehicle license fee and "a continuing inability to reach consensus on solutions to its budget and financial problems." The rating cut to 'Baa1' from 'A3' put
Moody's rating on California just above Standard & Poor's Ratings Services'
'BBB' rating and below the 'A' rating assigned by Fitch Ratings. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

         In addition to California credit quality, there are a number of additional risks. Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State
Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         In 1986, voters approved Proposition 62, a statutory initiative which required majority voter approval of local general taxes and restated the two-thirds voter approval requirement for local special taxes. However, in response to subsequent California court decisions, which labeled the general tax vote requirement unconstitutional, cities, counties and other local governments increased or imposed new general taxes in the 1990s without voter approval.
These commonly took the form of utility user's taxes, business license fees and hotel taxes.

         To close certain loopholes in Propositions 13 and 62, in November 1996,
California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges. Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

         Another risk, which results from Article 13(A) of the California
Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by
California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

         Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

         Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in
December 1994 Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy. The Orange County has since emerged from bankruptcy. Los Angeles
County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition

                                       26

will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.

         California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Widely publicized difficulties in
California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that
California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

         Finally, California is subject to unique natural hazard risks.
Earthquakes can cause localized economic harm which could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water.
The once fertile Owens valley is now arid, its waters tapped by Los Angeles, 175 miles away. In the Imperial, irrigation is controlled by the All-American Canal, which draws from the Colorado River. In the Central Valley the water problem is one of poor distribution, an imbalance lessened by the vast Central Valley project. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
California Intermediate Tax Free Fund and California Tax Free Fund are subject.
This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

         COLORADO. The State of Colorado (the "State" or "Colorado") is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains which are flat, open and largely devoted to farming, and the
Front Range which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and
Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

         Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

         Colorado was arguably among the hardest hit during the recent national recession, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. Employment conditions deteriorated worse than the national average resulting in slower personal income growth. Homebuilding and commercial construction have also softened amid weakening demand and rising office vacancies. As the national economy rebounds, the State economy is expected to follow; however, the recovery is expected to arrive later than it will in other parts of the nation.

                                       27

         Although Colorado has no outstanding general obligation debt, Standard
& Poor's rates Colorado lease obligations AA- as of September 4, 2003. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the
State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

         The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the Office of State Planning and Budgeting ("OSPB") for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

         Like many states, the state of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of
September 11, 2001. Recently, however, the State's financial situation has improved and Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. The $5.5 billion budget for 2003 is funded by a projected 6.1% increase in general fund revenues. Colorado's legislature authorized a cash flow reserve that, when funded, will hold $200 million in reserves. The fiscal year 2003 ending fund balance is reported to be
$132.4 million.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. According to the most recent OSBP forecast dated
December 18, 2003, General Fund revenues are expected to increase 5.6 percent in
FY 2003-04. The change is primarily due to an upward revision in individual and corporate income tax receipts, which were increased by $42.6 million and $88.5 million, respectively. Net individual income tax receipts are predicted by the
OSBP to increase 8.8 percent in FY 2003-04 and 4.6 percent in FY 2004-05. Net corporate income tax receipts increased 26.5 percent in FY 2002-03. They are forecast to increase 2.6 percent in FY 2003-04 and to grow 9.5 percent in FY
2004-05. Corporate tax receipts are the most volatile revenue source for the
State's General Fund, but comprise less than four percent of total collections.
Corporate cost cutting measures undertaken over the past few years, coupled with soaring productivity increases, have improved profitability in Colorado businesses. National corporate profits are forecast to rise 11.2 percent in 2003 and 17.3 percent in 2004 as the economy continues to strengthen. Sales tax revenues declined 3.0 percent in FY 2002-03 compared with FY 2001-02. They are forecast to increase 3.9 percent in FY 2003-04. Sales tax revenues are rising, in part, because of the fiscal stimulus provided by the federal Jobs and Growth
Tax Relief Reconciliation Act of 2003 and because homeowners spent some of their equity when they refinanced their mortgages over recent months.

         The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. Unlike in many states, in Colorado, only voters can approve tax increases, making it harder to increase state and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of state and local government. TABOR limits increases in state revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers.
TABOR does not allow the State to raise taxes and increase spending during an economic downturn. After logging TABOR revenue surpluses for five years, the
TABOR surplus vanished in FY 2001-02 and remains absent through FY 2005-06.
Indeed, FY 2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. The State does not expect the TABOR surplus to reappear until FY
2006-07 and even then, the surplus is relatively small in that year.

         Adding to the problem has been voter approval in 2000 of two ballot measures - Amendment 23 that guarantees Colorado's public schools additional funds for the next 10 years and Referendum A, which will grant senior citizens tens of millions of dollars in property tax relief.

         The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Article XX of the
Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of 3% of the annual budget. This emergency reserve fund is SPECIFICALLY

                                       28

FORBIDDEN for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

         Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution
enacted in 1982 the state's total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the state. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

         The state's tourism industry rebounded this year after suffering through last summer's drought and wildfires. Passenger traffic at Denver
International Airport in October 2003 was the second highest in the airport's history and 11.5 percent higher than in October 2002. If there is another U.S.
terrorist attack, Colorado's tourism industry could be crippled even more as visitors fearful of traveling stay home.

         Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the 2003-2004 ski season the profits of ski resort and the tourism industry as a whole could likely benefit. Meanwhile, 18 of Colorado's ski resorts were open for the
Thanksgiving weekend, with up to six feet of snow in some areas. However, the year-to-date metro Denver hotel occupancy rate averaged 58.3 percent through
October 2003 compared a 60.1 percent year-to-date average through October 2002.

         Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one currently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.
According to snowpack measurements released early January 2004 by the U.S.
Department of Agriculture's Natural Resources Conservation Service, the
statewide snowpack also is above average for the first time in at least two years of lingering drought. A storm early in 2004 pushed the statewide snowpack to 108 percent of the 30-year average, according to the NRCS. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year-round. The big snow this winter eased once-intense drought worries.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

         MINNESOTA. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

         Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the
State's economy parallels the structure of the United States economy as a whole.
There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and

                                       29

miscellaneous, food, paper and related industries, and printing and publishing.
The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. Although the State expects strong economic growth in 2004, State revenue growth typically lags economic recovery.

         The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees.
On December 3, 2003, the Minnesota Department of Finance released an Economic
Forecast projecting, under then current laws, a general fund deficit of $185 million for the biennium ending June 30, 2005, total General Fund expenditures and transfers of $28.157 billion for the biennium, and a $631 million budget reserve at June 30, 2005. The forecast deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the Commissioner of Finance, with the approval of the Governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The Department's December 3, 2003 planning estimates showed a "structural deficit" of $440 million for the fiscal year ending June 30, 2006 and a "structural balance" of $46 million for the fiscal year ending June 30, 2007, in both cases under then current laws without any adjustment for inflation. Another Economic Forecast is expected to be released at the end of February 2004. The Minnesota Council of Economic Advisors has
urged the State to increase its budget reserve to 5 percent of biennial spending.

         The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the
State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of
Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on
State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on
Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

         Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax
Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of
Minnesota municipal bonds held by the Fund.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund are subject.
This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

         MISSOURI. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. Between July and October, national employment grew by 286,000 jobs, while Missouri employment was up by

                                       30

more than 25,000. Now that employment has begun to increase, there is hope that the "jobless recovery" is over and that a period of substantial growth will occur.

         Missouri has gone against the recent national trend of job losses.
Between January and October 2003, national employment declined by 220,000 while
Missouri employment was up by 18,000. Missouri ranked in the top third of the nation in job growth during 2003. Comparing November 2002 to November 2003 figures, employment increased by 5,000 in the state. As a comparison, the time between January 2002 and January 2003 showed a drop of 70,000 jobs. Missouri's unemployment rate was consistently below the national average during the recent recession, in most cases by a half percent or greater. The state unemployment rate dropped from 5.2 percent in October 2003 to 5.0 percent in November 2003.
The November 2003 unemployment rate was nine-tenths below the national rate.

         Improvement in the manufacturing sector continues to contribute to
Missouri's economic recovery. Manufacturing jobs make up about 14% of Missouri employment. Missouri had lost manufacturing jobs over the last 10 months of
2003, but the state's loss of 0.5 percent ranked among the 12 best states in manufacturing employment. Manufacturing employment in the state stabilized in early 2003 at about 313,000 jobs. Because Missouri and certain municipalities have large exposure to industries like manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

         The State's dependence on manufacturing also leaves its industry vulnerable to possible cutbacks in defense spending. Over the past decade,
Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. The
State consistently ranks high in the amount of cash receipts it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies. Missouri, along with several other Midwestern states, has recently experienced moderate to severe shortages of precipitation. Recently, above normal precipitation over northern Missouri has helped to recharge soil moisture reserves. More soil moisture recharge over northwestern Missouri is needed to offset the drought conditions that have been affecting the region for more than two years.

         Missouri's budget is approved on an annual basis. The budget for FY
2004 began in July 2003 and another budget must be approved in July 2004. The FY
2004 budget plans more than $1.1 billion in core cuts over three years. The
Fiscal Year 2004 budget plans that net general revenue collections will increase by $149.7 million over the projected final Fiscal Year 2003 estimate, a 2.5 percent growth rate. In light of a general economic recovery apparent on the national horizon, the revenue picture for Missouri appears to be improving.
Halfway through the state's fiscal year, Missouri's tax revenues were up nearly
5 percent. From July through December 2003, Missouri's net general revenues --
excluding a one-time grant of $95 million in federal budgetary aid -- were up
4.8 percent during the first half of the fiscal year, according to a Missouri
Department of Revenue report released on January 6, 2004. As of December 2003, the Missouri Department of Revenue reported that general revenue collections, net of refunds, increased by 7.9 percent year-to-date, from $3.0 billion last year to $3.2 billion this year, and increased 1.2 percent for the month of
December.

         Sales and use tax collections increased 3.5 percent for the year-to-date, from $914.8 million last year to $947.2 million this year.
Individual income tax collections increased 2.7 percent year-to-date, from $1.91 billion last year to $1.97 billion this year. Corporate income and franchise tax collections decreased 1.6 percent year-to-date, from $193.3 million last year to
$190.2 million this year.

         Fixing potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in
Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to
Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

         In November 2000 the voters of Missouri approved the creation of a
Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the
State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The

                                       31

fund is required to have 7.5% of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

         Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40% of total revenues, and for municipalities, 17%. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

         There are also limitations on state and local debt issuance that may affect the ability to generate revenue on a state and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the
State is allowed to incur debt beyond its the income and revenue provided for such year plus any unencumbered balances from previous years. Missouri has a
Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-1981 State revenue to calendar year 1979 State personal income (5.64%)
multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

         NEBRASKA. Agriculture is Nebraska's dominant occupational pursuit. The
State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat.
As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for
Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

         Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. While soil moisture conditions across Nebraska are improved from
2002 and early 2003, much of the state still is categorized as being in drought moderate or severe. That leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

         Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil
(discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Preliminary numbers from the state Department of Labor show the Nebraska labor force averaged 977,625 in September 2003. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last decade. In September 2003, state Department of Labor data show the

                                       32

Nebraska not seasonally adjusted unemployment rate was 3.6 percent. The not-seasonally -adjusted national rate for September 2003 was 5.8 percent.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers. Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of
September 11, 2001. State government was forced to confront a decline of approximately $648 million in forecasted tax receipts since the adoption of the biennial budget in 2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue. The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

         Beginning in January 2003, legislators drafted a new two-year budget covering July 1, 2003, through June 30, 2005. The State ended the 2001-2003 budget biennium $60 million short of the final forecast for FY 2001-2003. This necessitated the short-term borrowing and repayment of $60 million from the Cash
Reserve Fund. On October 31, 2003, the Nebraska Economic forecasting Advisory
Board reduced revenue forecasts for the current biennium by $197.7 million,
$80.9 million in FY 2003-04 and $116.8 million in FY 2004-05. On November 20,
2003, the Legislative Fiscal Office reported a $211 million budget gap for the
2003-2005 biennium as a consequence of revisions to current bieenium forecasts of net General Fund tax receipts and State agency requests for supplemental
(deficit) appropriation. For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by
2.4 and 0.1 percent, respectively. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

         In his annual State of the State Address in January 2004 Governor Mike
Johanns outlined his agenda for the 2004 Legislative Session. The Governors'
proposed budget recommended no increase in taxes. The Governor proposed utilizing federal fiscal relief funds provided to Nebraska, in order to avoid the need for harsh deductions in essential government services. His proposal included a reduction of $48 million in spending during the current budget biennium and trimmed future spending plans by $194.6 million. Additionally, the governor guarded against overly optimistic revenue projections by planning for a
4 percent minimum operating reserve in the General Fund at the end of the
2005-2007 biennium.

         Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 32% of the entire burden, about one-third. Income taxes, individual and corporate, combine to contribute 28.2% of the total; sales taxes constitute 25.1% of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

         OHIO. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds. As a result of this exposure, general economic activity,

                                       33

as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

         Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000,
Ohio's economic output as measured by gross state product (GSP) totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio's 2000 GSP, manufacturing was responsible for
24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state with 2001 merchandise exports totaling $27 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of that total.

         One factor constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

         With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production. Recently, improved soil moisture conditions have led to improved agricultural production. Ohio's 2003 average corn yield was estimated at 156 bushels per acre, which was a new state record. That is approximately double the average corn yield from 2002 when a severe drought hit
Ohio. Yields for soybeans in 2003 were also much better than a year ago. Farmers harvested about 4.9 million acres of soybeans in 2003 with a yield of 38 bushels per acre, which is a little less than the predicted average of 41 bushels an acre.

         Ohio's seasonally adjusted unemployment rate was 5.6% in October, down from 5.8% in September, and unchanged from 5.6% in October 2002. The U.S.
seasonally adjusted unemployment for October was 6.0%. Not seasonally adjusted, the October unemployment rate was reported at 5.1% for Ohio and 5.6% for the
U.S. The Ohio Department of Job and Family services (ODJFS), a state agency that compiles the Ohio unemployment rate from federal data, reported Ohio's job market remains weak.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2003 and ends June
30, 2005. Most State operations are financed through the general revenue fund
(GRF). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of
$52,338,000. The State also maintains a "rainy day" fund -- the Budget
Stabilization Fund (BSF) -generally funded by transfer from the Fiscal Year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenue for the preceding Fiscal Year.
Since most of Ohio's tax revenues come from volatile sources - sales and personal income taxes - the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.

         Ohio's 2003 fiscal year was the period from July 1, 2002 through June
30, 2003. In fiscal year 2003, the largest single revenue source was the individual income tax, with more than $7.4 billion distributed to the General
Fund. The sales tax was the second largest revenue source, with nearly $6.4 billion going to the General Revenue Fund. Income tax revenue increased 1.0 percent, and sales tax collections went up approximately 6.0 percent from the
2002 to 2003 fiscal years.

         The GRF appropriations bill for the Fiscal Year 2004-05 biennium
(beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and signed (with selective vetoes) by the Governor June 26. The authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual
Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for

                                       34

Fiscal Year 2004. The appropriations reflect a one-percent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies.
On December 15, 2003, initiative petitions were filed with the Ohio Secretary of
State proposing an earlier reduction (back to five percent) of the State recently increased sales tax. If the Secretary of State certifies the sufficiency of the petition signatures for this initiative, the proposal will be forwarded for General Assembly action within four months.

         Receipts from tax sources to the GRF Fund in November 2003 were
$1,200.2 million, above the estimate by $30.1 million, or 2.6%. Total tax receipts of $1.2 billion in November 2003 were 16% higher than November 2002.
Meanwhile, total tax receipts of $6.6 billion for the fiscal year-to-date, July through November 2003, were 8.0% ahead of collections for the same period a year ago, with the sales tax increase providing most of the boost. For the fiscal year-to-date, total disbursements were below the estimate by $367.2 million, or
3.4%.

         Most capital improvements in Ohio are funded through the issuance of debt. A 1999 constitutional amendment provides an annual debt service "cap"
applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds.
Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the
Fiscal Year of issuance. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than
5% of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to
$750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of
Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100% of the property tax. The problem, however, is that a shared tax base limits tax policy options of the state and local governments and blurs the connection between taxes paid and services rendered - especially true in
K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         The Ohio Constitution directs or restricts the use of certain revenues.
Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

         For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the
State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation
(commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes

                                       35

the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such
State obligations are generally secured by biennial appropriation lease agreements with the State.

         Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. An Ohio trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of
State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998, $12 million for 10 districts in 1999, and $16 million for
12 districts in 2000.

         The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General
Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. There has been and is to be a use of a portion of settlement moneys to assist in addressing the
State's recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio
Tax Free Fund are subject. This information has not been independently verified.
Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

         OREGON. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period: from 1975 to 1980, non-farm jobs grew by 25% in Oregon versus 17% nationally. The 1980s saw continued diversification of Oregon's economy although timber continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber losses. In the
1990s Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State.
After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the
Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since 1985, job growth slipped below the national pace in 1998 and stayed there in 2001 and 2002.

         A December 2003 economic report indicates that while the State and national economy appear to be recovering from the recent national recession, the recovery has not provided Oregon with any substantial increase in employment.
For the third quarter of 2003, the initial estimate of job growth for Oregon was a drop of close to 0.8 percent. This

                                       36

follows a job decline of 3.4 percent at an annual rate for the second quarter.
The `job-loss' nature of this recovery period continues. On a year-over-year
(Y/Y) basis, job growth in the third quarter was at negative 1.4 percent. What was an improving Y/Y growth has slipped back to a further decline. With only one more quarter of data to go, the year 2003 will most likely be a job loss year, the third consecutive year of job declines.

         Oregon's employment shift of recent years has been significant. The
State's forest products sector accounted for about 10% of Oregon's gross state product 14 years ago, while electronics accounted for less than 3%. By 2000, the forest products sector accounted for roughly 3% of Oregon output, while electronics and instruments reached 15%. High-tech now accounts for about $13.2 billion in annual sales in Oregon, while forestry and wood products brings in roughly $4.1 billion. Agriculture and food processing has about $3.8 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2.4 billion.

         A report dated December 2003 from the Oregon Office of Economic
Analysis ("OEA") predicted that the annual average manufacturing employment for
2003 would show a decline of 3.0 percent. OEA predicts that the economic recovery will be very weak with job growth averaging less than 1.0 percent through 2006. Manufacturing is predicted to be flat in 2004 and grow by 0.9 percent in 2005. OEA also predicts that wood products employment will decline
3.2 percent in 2003. Job losses will be less in the near horizon with declines of 1.4 percent in 2004 and 0.2 percent in 2005.

         The dependence on the high-tech industry led Oregon into the recent national recession, accounting for about 25% of the overall State economy compared to an average of about 12% nationally. The market recovery for semiconductors, software, and communications could be much slower than anticipated. The OEA predicts that the sector that contains semiconductors, computer and electronic products will show a substantial drop of 6.2 percent for
2003, but that the slowdown in this sector will slowly reverse with 1.6 percent job gains in 2004. Jobs are expected to grow 2.9 percent in 2005. Continued
outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to
Oregon's high technology sector.

         Oregon has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry.
Rising regional energy prices forced many businesses to slow production and lay off workers. Rate hikes have been in place since October 1 of 2001. The Oregon economy was impacted by the Western energy crisis of 2001, when electricity prices skyrocketed due to failed utility deregulation in California, drought reductions in the Columbia River hydropower system, and the Enron collapse amid allegations it manipulated the energy market. These events resulted in imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements. Additional risks exist and others may develop in the future.
The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

         Oregon is also impacted dramatically by the economics of international trade. An extended disruption to international trade could severely impact
Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted.
Oregon's manufacturing sector has a large dependency on international markets.
If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

         The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the Governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.
The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         The Oregon Legislative Assembly convened its 72nd regular session on
January 13, 2003 and the Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium. As part of the budget balancing process, the
Legislative Assembly passed a combination of revenue raising measures to bridge the

                                       37

$1.1 billion gap between tax and other revenues. Some of the most significant revenue raising measures included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 (and 2005 if the ending balance of the General
Fund projected in December 2004 is less than 4% of the General Fund appropriations for the 2003-05 biennium) that ranges from 0 to 9% of a taxpayer's tax liability; and (2) an increase of the corporate minimum tax from
$10 to a range of $250 to $5,000 based on a corporation's Oregon sales. Some citizens, however, filed petitions with a sufficient number of signatures with the Oregon Secretary of State to place some of the income and corporate tax increases enacted by the Legislative Assembly on a February 3, 2004 ballot for approval. If the voters reject the tax increases, approximately $800 million in tax increases will not go into effect.

         The Legislative Assembly enacted significant changes to the Public
Employees Retirement System during its regular session. The legislature anticipated that without revisions to the current system the calculation of unfunded pension benefit obligations of the Oregon Public Employees Retirement
System would be significantly higher than the most recently published calculation as of December 31, 2001. Because of the changes enacted to the retirement system, the Legislative Assembly assumed savings of approximately
$263.7 million in employer contribution costs over the 2003-2005 biennium in developing its budget for the biennium. The legislature's revisions to the retirement system, however, have been challenged in legal proceedings filed by several unions representing public employees in Oregon.

         As of September 2003, the OEA updated its revenue forecasts from the previous May 15, 2003 forecast (adjusted for revenue-related actions taken by the 2003 Legislative Assembly) (the "COS forecast"). The OEA now expects General
Fund revenues for the 2003-05 biennium to total $10,738.2 million. Including a beginning balance estimated at $57.1 million, available resources for the biennium equal $10,795.4 million, a slight $4.4 million below the COS forecast.
Given legislatively-adopted appropriations of $10,739.1, the projected ending balance for 2003-05 is $56.2 million. The projection for Personal Income Tax collections totals $9,380.8 million, short of the forecast by -$0.2%. Factors contributing to the revision include slower wage and salary income growth expected in the near term, as well as slightly lower tax liability realized on tax year 2002.

         The income tax funds about 87% of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another 4.3% of the general fund comes from corporate taxes - down from a 14% share in 1980, according to the OEA. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

         The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the Legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2%, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2%
kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

         During the economically prosperous years of the late `90s, the state income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues - those exceeding 2% of budget forecasts - in four `kicker checks' to taxpayers between 1995 and 2001.Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the
Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislature has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

                                       38

         Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The
Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5% of true cash value at any one time. As of December 31, 2003, the State has not issued any of its bonds pursuant to this authorization. To date, 91 qualified districts have issued $1,591,511,185 in guaranteed bonds, with $1,431,136,286 of that total still outstanding.

         After an approximately $2 billion decline in revenues during the
2001-2003 biennium, the Legislative Assembly authorized the issuance of Oregon
Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April
2003, the State issued approximately $430 million in Oregon Appropriation Bonds.
It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

         Obligations of the State or local governments may be affected by legislation limiting the ability of state and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot
Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General
Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90% of the 1995-1996 tax, or the 1994-1995 tax amount. For tax years following the 1997-1998 tax year, property tax increases are limited to 3% annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the state income tax, unless the voters approve replacement fees or charges.
At least 50% of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the
1997-98 assessed value of each property to 90% of its 1995-96 value.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool
Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds which may invest in commodity futures or commodity options contracts have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the
Prospectus and under the caption "Additional Information Concerning Fund
Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that

                                       39

Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1.       Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations
                  implied by its name shall, in normal market conditions,
                  concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S.
                  Government, and state or municipal governments and their
                  political subdivisions are not considered members of any
                  industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority
                  having jurisdiction.*

         2.       Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3.       Purchase physical commodities or contracts relating to
                  physical commodities.

         4.       Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5.       Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of
                  portfolio securities, it may be deemed an underwriter under applicable laws.

         6.       Make loans except as permitted under the 1940 Act, as
                  interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restrictions are non-fundamental and may be changed by
FAIF's Board of Directors without a shareholder vote:

         None of the Funds will:

         1.       Invest more than 15% of its net assets in all forms of
                  illiquid investments.

         2.       Borrow money in an amount exceeding 10% of the borrowing
                  Fund's total assets except that High Income Bond Fund may
                  borrow up to one-third of its total assets and pledge up to
                  15% of its total assets to secure such borrowings. None of the
                  Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its
                  borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4.       Lend portfolio securities representing in excess of one-third of the value of its total assets.

------------------
* According to the present interpretation by the Securities and Exchange
Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

         The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section

                                       40

4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal
Finance Companies -- Automobile. Similarly, an asset-backed security known as
"Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows:
the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks --
Automobile. Thus, an issuer or sponsor may be included in more than one
"industry" classification, as may a particular type of collateral.

                                   FUND NAMES

         With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                               PORTFOLIO TURNOVER

         The portfolio turnover rates for Balanced Fund, Large Cap Growth
Opportunities Fund, Core Bond Fund and Intermediate Term Bond Fund were significantly higher in fiscal year 2003 than in fiscal year 2002. For Balanced
Fund, this increase was primarily due to a midyear restructuring of the equity portfolio to better address the equity portion of the Fund's blended benchmark, the Russell 3000 Stock Index. The transition required the selling of large numbers of existing holdings and the purchasing of replacement holdings, resulting in increased portfolio turnover. For Large Cap Growth Opportunities
Fund the increase was primarily due to a change in the Fund's benchmark to the
Russell 1000 Growth Index, which led to a repositioning of the Fund relative to this new benchmark. The benchmark was changed to reflect the advisor's belief that the new index was a better measure of the Fund's investment objective. The portfolio turnover rates for Core Bond Fund and Intermediate Term Bond Fund were significantly higher due to a repositioning of the Funds' portfolios across fixed-income sectors (i.e., U.S. government securities, mortgage- and asset-backed securities, and corporate debt obligations) in response to volatility in the bond market.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF.

INDEPENDENT DIRECTORS
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
                                                                                           NUMBER OF                   OTHER
NAME,                   POSITION(S) TERM OF OFFICE                                         PORTFOLIOS IN FUND          DIRECTORSHIPS
ADDRESS, AND            HELD        AND LENGTH OF              PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN            HELD BY
YEAR OF BIRTH           WITH FUND   TIME SERVED                DURING PAST 5 YEARS         BY DIRECTOR                 DIRECTOR
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Benjamin R. Field III,  Director    Term expiring earlier      Senior Financial Advisor,   First American Funds        None
800 Nicollet Mall,                  of death, resignation,     Bemis Company, Inc. since   Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, 2002; Senior Vice           investment companies,
(1939)                              or successor duly elected  President, Chief Financial  including 61 portfolios
                                    and qualified. Director    Officer and Treasurer,
                                    of FAIF since September    Bemis, through 2002
                                    2003
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Mickey P. Foret,        Director    Term expiring earlier of   Consultant to Northwest     First American Funds        ADC
800 Nicollet Mall,                  death, resignation,        Airlines, Inc. since 2002;  Complex: twelve             Telecommuni-
Minneapolis, MN 55402               removal, disqualification, Executive Vice President    registered investment       cations,
(1946)                              or successor duly elected  and Chief Financial         companies, including 61     Inc.; URS
                                    and qualified. Director of Officer, Northwest          portfolios                  Corporation;
                                    FAIF since September 2003  Airlines, through 2002                                  Champion
                                                                                                                       Airlines,
                                                                                                                       Inc.
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

                                       41

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
                                                                                           NUMBER OF                   OTHER
NAME,                   POSITION(S) TERM OF OFFICE                                         PORTFOLIOS IN FUND          DIRECTORSHIPS
ADDRESS, AND            HELD        AND LENGTH OF              PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN            HELD BY
YEAR OF BIRTH           WITH FUND   TIME SERVED                DURING PAST 5 YEARS         BY DIRECTOR                 DIRECTOR
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Roger A. Gibson,        Director    Term expiring earlier of   Vice President, Cargo -     First American Funds        None
800 Nicollet Mall,                  death, resignation,        United Airlines, since July Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, 2001; Vice President, North investment companies,
(1946)                              or successor duly elected  America-Mountain Region for including 61 portfolios and qualified. Director of United Airlines (1995-2001)
                                    FAIF since October 1997
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Victoria J. Herget,     Director    Term expiring earlier of   Investment consultant and   First American Funds        None
800 Nicollet Mall,                  death, resignation,        non-profit board member     Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, since 2001; Managing        investment companies,
(1952)                              or successor duly elected  Director of Zurich Scudder  including 61 portfolios and qualified. Director of Investments through 2001
                                    FAIF since September 2003
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Leonard W. Kedrowski,   Director    Term expiring earlier of   Owner, Executive and        First American Funds        None
800 Nicollet Mall,                  death, resignation,        Management Consulting,      Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, Inc., a management          investment companies,
(1941)                              or successor duly elected  consulting firm; Board      including 61 portfolios
                                    and qualified. Director of member, GC McGuiggan
                                    FAIF since November 1993   Corporation (DBA Smyth
                                                               Companies), a label
                                                               printer; former Chief
                                                               Executive Officer, Creative
                                                               Promotions International,
                                                               LLC, a promotional award
                                                               programs and products
                                                               company, through October
                                                               2003; Advisory Board
                                                               Member, Designer Doors, a
                                                               manufacturer of designer
                                                               doors, through 2002; acted
                                                               as CEO of Graphics
                                                               Unlimited through 1998
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Richard K. Riederer,    Director    Term expiring earlier of   Retired; Director,          First American Funds        None
800 Nicollet Mall,                  death, resignation,        President and Chief         Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, Executive Officer, Weirton  investment companies,
(1944)                              or successor duly elected  Steel through 2001          including 61 portfolios
                                    and qualified. Director of
                                    FAIF since August 2001
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Joseph D. Strauss,      Director    Term expiring earlier of   Owner and President,        First American Funds        None
800 Nicollet Mall,                  death, resignation,        Excensus(TM)LLC, a          Complex: twelve registered
Minneapolis, MN 55402               removal, disqualification, consulting firm, since      investment companies,
(1940)                              or successor duly elected  2001; Owner and President,  including 61 portfolios and qualified. Director of Strauss Management Company,
                                    FAIF since September 1991  a Minnesota holding company
                                                               for various organizational
                                                               management business
                                                               ventures; Owner, Chairman
                                                               and Chief Executive
                                                               Officer, Community Resource
                                                               Partnerships, Inc., a
                                                               strategic planning,
                                                               operations management,
                                                               government relations,
                                                               transportation planning and
                                                               public relations
                                                               organization; attorney at
                                                               law

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
Virginia L. Stringer,   Chair;      Chair term three           Owner and President,        First American Funds        None
800 Nicollet Mall,      Director    years. Director term       Strategic Management        Complex: twelve registered
Minneapolis, MN 55402               expiring earlier of        Resources, Inc., a          investment companies,
(1944)                              death, resignation,        management consulting       including 61 portfolios
                                    removal,                   firm; Executive
                                    disqualification, or       Consultant for State
                                    successor duly elected     Farm Insurance Company
                                    and qualified. Chair
                                    of FAIF's Board since
                                    September 1997;
                                    Director of FAIF since
                                    September 1987

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

                                       42

INDEPENDENT DIRECTORS
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
                                                                                           NUMBER OF                   OTHER
NAME,                   POSITION(S) TERM OF OFFICE                                         PORTFOLIOS IN FUND          DIRECTORSHIPS
ADDRESS, AND            HELD        AND LENGTH OF              PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN            HELD BY
YEAR OF BIRTH           WITH FUND   TIME SERVED                DURING PAST 5 YEARS         BY DIRECTOR                 DIRECTOR
----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------
James M. Wade,          Director    Term expiring earlier      Owner and President,        First American Funds        None
800 Nicollet Mall,                  of death, resignation,     Jim Wade Homes, a           Complex: twelve
Minneapolis, MN 55402               removal,                   homebuilding company,       registered investment
(1943)                              disqualification, or       since 1999                  companies, including 61
                                    successor duly elected                                 portfolios
                                    and qualified.
                                    Director of FAIF since
                                    August 2001

----------------------- ----------- -------------------------- --------------------------- --------------------------- -------------

     * Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS
-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND         POSITION(S) HELD     TERM OF OFFICE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR OF BIRTH              WITH FUND            AND LENGTH OF
                                                TIME SERVED
-------------------------------------------------------------------------------------------------------------------

Thomas S. Schreier, Jr.    President           Re-elected by the        Chief Executive Officer of U.S.
U.S. Bancorp Asset                             Board annually;          Bancorp Asset Management, Inc.
  Management, Inc.,                            President of FAIF        since May 2001; Chief Executive
800 Nicollet Mall,                             since February 2001      Officer of First American Asset
Minneapolis, Minnesota                                                  Management from December 2000
55402                                                                   through May 2001 and of Firstar
(1962) *                                                                Investment & Research
                                                                        Management Company from
                                                                        February 2001 through May 2001;
                                                                        Senior Managing Director and
                                                                        Head of Equity Research of U.S.
                                                                        Bancorp Piper Jaffray from
                                                                        October 1998 through December
                                                                        2000; prior to October 1988,
                                                                        Senior Airline Analyst and a
                                                                        Director in the Research
                                                                        Department, Credit Suisse First
                                                                        Boston
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Mark S. Jordahl,           Vice President -    Re-elected by the        Chief Investment Officer of
U.S. Bancorp Asset         Investments         Board annually; Vice     U.S. Bancorp Asset Management,
  Management, Inc.                             President -              Inc. since September 2001;
800 Nicollet Mall,                             Investments of FAIF      President and Chief Investment
Minneapolis, Minnesota                         since September 2001     Officer, ING Investment
55402 (1960) *                                                          Management - Americas
                                                                        (September 2000 to June 2001);
                                                                        Senior Vice President and Chief
                                                                        Investment Officer, ReliaStar
                                                                        Financial Corp. (January 1998
                                                                        to September 2000)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Jeffery M. Wilson,         Vice President -    Re-elected by the        Senior Vice President of U.S.
U.S. Bancorp Asset         Administration      Board annually; Vice     Bancorp Asset Management since
  Management, Inc.                             President -              May 2001; prior thereto, Senior
800 Nicollet Mall,                             Administration of FAIF   Vice President of First
Minneapolis, Minnesota                         since March 2000         American Asset Management
55402 (1956) *
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Joseph M. Ulrey III,       Treasurer           Re-elected by the        Senior Managing Director, Fund
U.S. Bancorp Asset                             Board annually;          Treasury, since December 2003
Management, Inc.                               Treasurer of FAIF        and Senior Managing Director,
800 Nicollet Mall,                             since December 2003      Risk Management and
Minneapolis, Minnesota                                                  Quantitative Analysis, since
55402 (1958)*                                                            May 2001, U.S. Bancorp Asset
                                                                        Management, Inc.; from May 2001
                                                                        through December 2001, Senior
                                                                        Managing Director, Securities
                                                                        Lending and Money Market Funds,
                                                                        U.S. Bancorp Asset Management,
                                                                        Inc.; prior thereto, Senior
                                                                        Managing Director, Securities
                                                                        Lending and Money Market Funds,
                                                                        First American Asset Management
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
James D. Alt,              Secretary           Re-elected by the        Partner, Dorsey & Whitney LLP,
50 South Sixth Street,                         Board annually;          a Minneapolis- based law firm
  Suite 1500                                   Assistant Secretary of
Minneapolis, Minnesota                         FAIF from September
55402 (1951)                                   1998 through June
                                               2002. Secretary of
                                               FAIF since June 2002.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Michael J. Radmer,         Assistant            Re-elected by the       Partner, Dorsey & Whitney LLP,
50 South Sixth Street,     Secretary            Board annually;         a Minneapolis- based law firm
  Suite 1500,                                   Assistant Secretary of
Minneapolis, Minnesota                          FAIF since March 2000;
  55402 (1945)                                  Secretary of FAIF from
                                                September 1999 through
                                                March 2000
-------------------------------------------------------------------------------------------------------------------

                                       43

-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND         POSITION(S) HELD     TERM OF OFFICE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR OF BIRTH              WITH FUND            AND LENGTH OF
                                                TIME SERVED
-------------------------------------------------------------------------------------------------------------------

Kathleen L. Prudhomme,     Assistant           Re-elected by the        Partner, Dorsey & Whitney LLP,
50 South Sixth Street,     Secretary           Board annually;          a Minneapolis- based law firm
  Suite 1500,                                  Assistant Secretary of
Minneapolis, Minnesota                         FAIF since September
  55402 (1953)                                 1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
James R. Arnold,           Assistant           Re-elected by the        Vice President, U.S. Bancorp
615 Michigan Street,       Secretary           Board annually;          Fund Services, LLC since March
  Milwaukee, WI 53202                          Assistant Secretary of   2002; Senior Administration
(1957)*                                        FAIF since September     Services Manager, UMB Fund
                                               2003                     Services, Inc. through March
                                                                        2002
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Richard J. Ertel,          Assistant           Re-elected by the        Disclosure Counsel, U.S.
U.S. Bancorp Asset         Secretary           Board annually;          Bancorp Asset Management, Inc.
  Management, Inc.,                            Assistant Secretary of   since May 2003; Associate
800 Nicollet Mall,                             FAIF since September     Counsel, Hartford Life and
  Minneapolis, MN 55402                        2003                     Accident Insurance Company from
(1967)*                                                                 April 2001 through May 2003;
                                                                        Attorney and Law Clerk, Fortis
                                                                        Financial Group, through March
                                                                        2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Douglas G. Hess,           Assistant           Re-elected by the        Vice President, U.S. Bancorp
615 E. Michigan Street,    Secretary           Board annually;          Fund Services, LLC since
  Milwaukee, WI 53202                          Assistant Secretary of   November 2002; prior thereto,
(1967) *                                       FAIF since September     Assistant Vice President, Fund
                                               2001                     Compliance Administrator, U.S.
                                                                        Bancorp Fund Services LLC
-------------------------------------------------------------------------------------------------------------------

     * Messrs. Schreier, Jordahl, Wilson, Ulrey and Ertel are each officers of
U.S. Bancorp Asset Management, Inc., which serves as investment adviser for
FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for
FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Nominating Committee.

------------------------------------------------------------------------------------------------------------------------------------
                                        COMMITTEE FUNCTION                            COMMITTEE MEMBERS               NUMBER OF FUND
                                                                                                                          COMPLEX
                                                                                                                        COMMITTEE
                                                                                                                       MEETINGS HELD
                                                                                                                        DURING LAST
                                                                                                                        FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------

Audit Committee             The Committee will recommend annually to the Board of       Leonard Kedrowski (Chair)          11
                            Directors a firm of independent certified public                 Benjamin Field
                            accountants to audit the books and records of the                 Mickey Foret
                            funds for the ensuing year. In connection therewith,     Virginia Stringer (ex-officio)
                            the Committee will monitor that firm's performance,
                            including a review of each audit and review of fees
                            paid, confer with that firm as to the funds'
                            financial statements and internal controls, evaluate
                            the firm's independence, review procedures to
                            safeguard portfolio securities, review the purchase
                            by the funds from the firm of nonaudit services,
                            facilitate communications with management and service
                            providers and review funds' back-up procedures and
                            disaster recovery plans.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pricing Committee          The Committee is responsible for valuing portfolio          Joseph Strauss (Chair)               7
                           securities for which market quotations are not                 Victoria Herget
                           readily available, pursuant to procedures established            James Wade
                           by the Board of Directors.                                Virginia Stringer (ex-officio)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Nominating Committee       The Committee is responsible for recommending to the         Richard Riederer (Chair)            3
                           Board of Directors (1) nominees for election as                    Roger Gibson
                           directors, (2) a successor to the Chair when a                    Victoria Herget
                           vacancy occurs, and (3) compensation plans and            Virginia Stringer (ex-officio)
                           arrangements for the directors; and reviewing with
                           the Chair, the Chair's recommended Committee
                           assignments. The Committee does not consider nominees
                           recommended by shareholders.
------------------------------------------------------------------------------------------------------------------------------------

                                       44

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each
Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

----------------------------------------------------------------------------------------------------------------------------
  NAME OF DIRECTOR            DOLLAR RANGE OF EQUITY SECURITIES IN FAIF          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                    IN THE FIRST AMERICAN FUNDS COMPLEX*
----------------------------------------------------------------------------------------------------------------------------

BENJAMIN FIELD                                  $0                                                $0
----------------------------------------------------------------------------------------------------------------------------
MICKEY FORET                                    $0                                                $0
----------------------------------------------------------------------------------------------------------------------------
LEONARD KEDROWSKI                       $50,001 - $100,000                                     Over $100,000
----------------------------------------------------------------------------------------------------------------------------
ROGER GIBSON                               $1 - $10,000                                       $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------------
VICTORIA HERGET                                 $0                                                $0
----------------------------------------------------------------------------------------------------------------------------
JOSEPH STRAUSS                             $1 - $10,000                                     Over $100,000
----------------------------------------------------------------------------------------------------------------------------
RICHARD RIEDERER                           $1 - $10,000                                    $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------------
VIRGINIA STRINGER                         Over $100,000                                     Over $100,000
----------------------------------------------------------------------------------------------------------------------------
JAMES WADE                              $10,001 - $50,000                                   Over $100,000
----------------------------------------------------------------------------------------------------------------------------

*    The dollar range disclosed is based on the value of the securities as of
     December 31, 2003.

         As of December 31, 2003, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person
(other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

         The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 4, 2003. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

     o    the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the Funds);

     o    the structure and rate of the fees charged by the Advisor under the
          Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors (with the Board believing that the Funds'
          fees are reasonable);

     o    the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund (which the Board believed to be reasonable in light of the services provided), and the other benefits that may be received by the Advisor or its affiliates in providing services to the
          Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fee);

     o    the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Funds' total fees and expenses are reasonable);

     o    the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged "benchmark"
          indices for the Fund;

     o    information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

                                       45

     o    an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

     o    with respect to those Funds which had significantly underperformed their peers or benchmarks on a one-year, three-year, or five-year basis, the reasons for such underperformance, the steps taken by the
          Advisor to improve the performance of such Funds, and the changes in performance of such Funds; and

     o    the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the
          Advisor's financial condition, and the terms of the Advisory
          Agreement.

         The "similar funds managed by other investment advisors" referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

         The Board of Directors was led in its review and deliberations by James
M. Wade, a "disinterested" director of the Funds whom the Board has designated as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds. No single factor or group of factors was deemed to be determinative by the Board in making these judgments.
Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF,
FAIP and the FACEF, currently pays only directors of the funds who are not paid employees or affiliates of the Funds, a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the Board attended and $2,500 per Nominating Committee or Audit Committee
meeting attended ($3,750 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000
($7,500 in the case of the Chair), and in the event of all Pricing Committee meetings and telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which
James D. Alt, Secretary, and Michael J. Radmer and Kathleen L. Prudhomme,
Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, are partners.

         The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by
FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2003. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

------------------------------------------------------------------------------------------------------------------------
                                                       PENSION OR
                                    AGGREGATE          RETIREMENT                                 TOTAL COMPENSATION
NAME OF PERSON, POSITION            COMPENSATION       BENEFITS ACCRUED AS   ESTIMATED ANNUAL     FROM REGISTRANT AND
                                    FROM               PART OF FUND          BENEFITS UPON        FUND COMPLEX PAID TO
                                    REGISTRANT (1)     EXPENSES              RETIREMENT           DIRECTORS (2)
------------------------------------------------------------------------------------------------------------------------

Benjamin R. Field III, Director          $3,421               -0-                   -0-                $10,000
------------------------------------------------------------------------------------------------------------------------
Mickey P. Foret, Director                 3,421               -0-                   -0-                 10,000
------------------------------------------------------------------------------------------------------------------------
Roger A. Gibson, Director                40,564               -0-                   -0-                126,250
------------------------------------------------------------------------------------------------------------------------

                                       46

------------------------------------------------------------------------------------------------------------------------

Victoria J. Herget, Director              3,848               -0-                   -0-                 11,250
------------------------------------------------------------------------------------------------------------------------
Leonard W. Kedrowski, Director           47,786               -0-                   -0-                159,000
------------------------------------------------------------------------------------------------------------------------
Richard K. Riederer, Director            50,795               -0-                   -0-                148,500
------------------------------------------------------------------------------------------------------------------------
Joseph D. Strauss, Director              37,840               -0-                   -0-                110,625
------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer, Director &         64,905               -0-                   -0-                189,750
Chair
------------------------------------------------------------------------------------------------------------------------
James M. Wade, Director                  37,626               -0-                   -0-                110,000
------------------------------------------------------------------------------------------------------------------------

----------
(1)  Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below.
     Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $18,972; and Leonard W. Kedrowski, $47,786.

(2)  Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson,
     $63,125; and Leonard W. Kedrowski, $159,000.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the
Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years.
The Plan will remain unfunded for federal income tax purposes under the Internal
Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.

SALES LOADS

         Purchases of the Fund's Class A Shares by the Advisor, any Sub-Advisor,
any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families
(i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

                                 CODE OF ETHICS

     First American Investment Funds, Inc., U.S. Bancorp Asset Management, Inc.,
         Clay Finlay Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics
pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

GENERAL PRINCIPLES

         The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is the advisor's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the
Advisor also seeks to maximize total investment return for clients.

         The Advisor's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1)
approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

         Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of
ISS, a

                                       47

leading national provider of proxy voting administrative and research services.
As a result, such policies set forth the advisor's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

         Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration
Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor's proxy voting record keeper and generates reports on how proxies were voted.

         Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the
Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S.
Bancorp enterprise and its employees that could give rise to conflicts of interest.

         Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients'
best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, the Advisor believes the risk related to conflicts will be minimized.

         To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

         In the event an extraordinary situation arises in which (1) the
Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment
Policy Committee will direct ISS how to vote. Before doing so, however, the
Proxy Voting Administration Committee will confirm that the Advisor and the
Investment Policy Committee face no material conflicts of the nature discussed above.

         If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

     o    Obtaining instructions from the affected clients on how to vote the proxy;

     o    Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;

     o    Voting in proportion to the other shareholders;

     o    Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     o    Following the recommendation of a different independent third party.

         In addition to all of the above, members of the Investment Policy
Committee and the Proxy Voting Administration Committee must notify the
Advisor's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor's Chief Executive Officer and the
General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the
U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

                                       48

REVIEW AND REPORTS

          On a calendar quarterly basis, the Proxy Voting Administration
Committee will review the proxy voting record to assess a number of matters, including the following:

         o    Whether proxy statements were timely forwarded to ISS;

         o    Whether proxy votes were cast on a timely basis;

         o    Whether proxy votes were cast consistent with the policies; and

         o    Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

          The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

          The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First
American Funds.

          The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First
American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

          The Advisor's separately managed account clients should contact their relationship manager for more information on the Advisor's policies and the proxy voting record for their account.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     o    An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

          Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                       49

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

                                       50

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a
CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by
ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o    It is intended for financing purposes with minimal or no dilution to current shareholders

     o    It is not designed to preserve the voting power of an insider or significant shareholder

                                       51

9.   EXECUTIVE AND DIRECTOR COMPENSATION

          Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders'
equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.
Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                       52

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

          U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet
Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National
Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a
national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800
Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31,
2003, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $189 billion, consolidated deposits of $119 billion and shareholders' equity of $19.2 billion.

          Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the
"Advisory Agreement") as amended, the Funds engaged U.S. Bank, through its First
American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets
(before any waivers), as set forth in the table below:

                                            GROSS ADVISORY FEE
NAME OF FUND

Balanced Fund (1)                                  0.65%
Equity Income Fund (1)                             0.65
Large Cap Growth Opportunities Fund (1)            0.65
Large Cap Select Fund (1)                          0.65
Large Cap Value Fund (1)                           0.65
Equity Index Fund                                  0.25
Mid Cap Index Fund                                 0.25
Small Cap Index Fund                               0.40
Small Cap Growth Opportunities Fund                1.40
Mid Cap Growth Opportunities Fund                  0.70
Mid Cap Value Fund                                 0.70
Small Cap Select Fund                              0.70
Small Cap Growth Fund                              0.70
Small Cap Value Fund                               0.70
International Fund (2)                             1.10
Real Estate Securities Fund                        0.70
Technology Fund                                    0.70
Corporate Bond Fund                                0.70
Core Bond Fund                                     0.50
Intermediate Term Bond Fund                        0.50
Short Term Bond Fund                               0.50
High Income Bond Fund                              0.70
U.S. Government Mortgage Fund                      0.50
Arizona Tax Free Fund                              0.50
California Intermediate Tax Free Fund              0.50
California Tax Free Fund                           0.50
Colorado Intermediate Tax Free Fund                0.50
Colorado Tax Free Fund                             0.50
Intermediate Tax Free Fund                         0.50
Minnesota Intermediate Tax Free Fund               0.50
Minnesota Tax Free Fund                            0.50
Missouri Tax Free Fund                             0.50
Nebraska Tax Free Fund                             0.50
Oregon Intermediate Tax Free Fund                  0.50
Tax Free Fund                                      0.50
Ohio Tax Free Fund                                 0.50
Short Tax Free Fund                                0.50
Intermediate Government Bond Fund                  0.50
--------------------

                                       53

(1) The Adviser has agreed to a breakpoint schedule with each of Large Cap
Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced
Fund and Equity Income Fund. The advisory fee paid separately by each of these
Funds will be based on an annual rate of 0.65% for the first $3 billion of each
Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

(2) The Adviser has agreed to a breakpoint schedule with International Fund. The advisory fee paid by this Fund will be based on an annual rate of 1.10% for the first $1.5 billion of the Fund's average daily net assets; 1.05% for average daily net assets in excess of $1.5 billion up to $2.5 billion; and 1.00% for average daily net assets in excess of $2.5 billion.

          On February 8, 2001, Firstar Investment Research & Management Co., a
Wisconsin limited liability company ("FIRMCO"), became affiliated with FAAM when its parent corporation, Firstar Corporation merged with U.S. Bancorp. On May 2,
2001, FAAM and FIRMCO combined operations to form the Advisor, and assigned to the Advisor all related advisory agreements. Prior to May 2, 2001, the Equity
Funds (except for Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small
Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth
Opportunities Fund, and Small Cap Select Fund), the Bond Funds (except U.S.
Government Mortgage Fund), and the Tax Free Funds (except Missouri Tax Free
Fund), were advised by, and paid fees to, FAAM. Prior to May 2, 2001, Mid Cap
Index Fund (successor by merger to Firstar MidCap Index Fund), Small Cap Index
Fund (successor by merger to Firstar Small Cap Index Fund), International Fund
(successor by merger to Firstar International Growth Fund), Small Cap Growth
Opportunities Fund (successor by merger to Firstar MicroCap Fund), Mid Cap
Growth Opportunities Fund (successor by merger to Firstar MidCap Core Equity
Fund), Small Cap Select Fund (successor by merger to Firstar Small Cap Core
Equity Fund), Large Cap Growth Opportunities Fund (successor by merger to
Firstar Large Cap Core Equity Fund), U.S. Government Mortgage Fund (successor by merger to Firstar U.S. Government Securities Fund), and Missouri Tax Free Fund
(successor by merger to Firstar Missouri Tax Exempt Bond Fund), were advised by, and paid fees to, FIRMCO.

          On November 27, 2000, the Firstar U.S. Government Securities Fund,
International Growth Fund, and Small Cap Select Equity Fund became the successors by merger to the Mercantile U.S. Government Securities Portfolio,
International Equity Portfolio and Small Cap Equity Portfolio, respectively. On
December 11, 2000, the Firstar Missouri Tax Exempt Bond Fund and Small Cap Index
Fund became the successors by merger to the Mercantile Missouri Tax-Exempt Bond
Portfolio and Small Cap Equity Index Portfolio, respectively. Prior to March 1,
2000, investment advisory services for the Mercantile Funds were provided by
Mississippi Valley Advisors, Inc. ("MVA"), an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc.

          On December 11, 2000, the Firstar Science & Technology Fund, Large Cap
Growth Fund, and Relative Value Fund became the successors by merger to the
Firstar Stellar Science & Technology Fund, Growth Equity Fund, and Relative
Value Fund, respectively. Prior to April 1, 2000, investment advisory services for the Firstar Stellar Funds were provided by the Capital Management Division of Firstar Bank National Association ("Capital Management"), a subsidiary of
Firstar Corporation.

          The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the
Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

          In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services.
Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The
Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the
Board of Directors or the investment objectives and policies of the Funds. The
Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory
Agreement by the Advisor.

                                       54

          The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a
Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may
be.

          The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years/periods ended September
30, 2001, September 30, 2002 and September 30, 2003:

                                          FISCAL YEAR/PERIOD ENDED     FISCAL YEAR/PERIOD ENDED      FISCAL YEAR/PERIOD ENDED
                                            SEPTEMBER 30, 2001(1)        SEPTEMBER 30, 2002(1)          SEPTEMBER 30, 2003

                                        ADVISORY FEE   ADVISORY FEE    ADVISORY FEE  ADVISORY FEE    ADVISORY FEE   ADVISORY FEE
                                       BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS

Balanced Fund(2)                         $ 1,873,731    $ 1,707,103    $ 3,686,543    $ 2,614,448    $ 3,416,445    $ 2,454,307
Equity Income Fund                         2,084,988      1,626,650      4,026,339      3,561,970      8,448,582      7,812,042
Large Cap Growth Opportunities Fund        2,898,939      2,730,259      2,327,610      2,003,166      5,973,259      5,508,012
Large Cap Value Fund                       9,205,397      7,908,712      7,212,237      6,615,829      6,671,278      6,157,055
Equity Index Fund                         10,651,265      2,490,967      4,910,269      1,177,812      4,477,869      1,180,690
Mid Cap Index Fund                           448,266        379,218        580,158        351,433        551,304        347,930
Small Cap Index Fund(3)                      282,842        269,425        480,583        270,141        418,569        265,500
Mid Cap Growth Opportunities Fund          3,812,758      3,697,178      4,355,677      3,898,079      7,700,514      7,148,287
Mid Cap Value Fund                         2,361,812      2,353,406      2,382,993      2,146,251      2,154,273      1,981,575
Small Cap Select Fund(3)                   2,336,093      2,247,159      3,316,031      3,048,258      6,035,712      5,672,791
Small Cap Value Fund                       3,595,223      3,583,356      3,551,840      3,299,032      2,997,579      2,892,917
International Fund(3)                      1,688,229      1,483,313      8,353,806      7,874,122      9,391,492      8,957,868
Real Estate Securities Fund                  449,460        312,183        868,573        741,103      1,159,617      1,079,074
Technology Fund                            2,215,012      2,025,879        967,577        286,459        700,359        635,864
Corporate Bond Fund                          710,544        266,580      1,662,864      1,001,220      1,860,415      1,173,752
Core Bond Fund                             9,467,284      7,049,515      7,157,556      5,693,853      9,437,834      7,536,710
Intermediate Term Bond Fund (2)            2,339,758      1,850,869      4,843,550      3,115,790      6,656,931      4,019,966
Short Term Bond Fund                       1,268,971        269,988      2,464,218      1,470,839      4,414,974      2,667,708
High Income Bond Fund                      1,593,338      1,555,914      1,256,996      1,099,299      1,439,153      1,034,957
U.S. Government Mortgage Fund (3)          1,082,701        823,696      1,066,377        728,964      1,336,653      1,046,815
Arizona Tax Free Fund                        132,167              0        107,984              0        134,196         32,870
California Intermediate Tax Free Fund        324,629        205,184        237,524        144,952        248,532        193,967
California Tax Free Fund                     184,428              0        134,096              0        136,356         38,931
Colorado Intermediate Tax Free Fund          387,657        174,235        293,089        194,094        359,525        282,033
Colorado Tax Free Fund                       140,831              0        144,100              0        149,937         47,921
Intermediate Tax Free Fund                 2,520,600      1,895,567      2,461,757      2,024,632      3,610,455      2,853,507
Minnesota Intermediate Tax Free Fund       1,813,242      1,348,943      1,319,135      1,098,596      1,342,562      1,068,322
Minnesota Tax Free Fund                    1,073,107        719,891        930,844        678,385        964,312        754,109
Missouri Tax Free Fund (3)                   635,857        564,562        812,169        615,451        976,566        793,098
Nebraska Tax Free Fund (4)                    94,020              0        150,241              0        171,013         53,813
Oregon Intermediate Tax Free Fund          1,116,830        815,653        784,188        622,253        774,659        616,847
Tax Free Fund (3)                          2,053,898      2,053,898      2,712,360      2,291,681      2,623,654      2,075,354
Small Cap Growth Opportunities Fund        4,793,689      4,620,581      4,974,793      4,779,937      4,509,985      4,372,989
Ohio Tax Free Fund (5)                             *              *         70,418            622        197,214         61,308
Short Tax Free Fund (6)                            *              *              *              *      1,704,608      1,020,852
Intermediate Government Bond Fund (6)              *              *              *              *      2,075,906      1,261,990
Large Cap Select Fund (7)                          *              *              *              *        197,517        161,978

----------
 *   Fund was not in operation during this fiscal year/period.
(1)  Information for the predecessor funds of Mid Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap
     Growth Opportunities Fund, Intermediate Term Bond, Balanced Fund, U.S.
     Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund,
     International Fund, Small Cap Index Fund, and Small Cap Select Fund is for
     the fiscal period from November 1, 2000 through September 30, 2001.
     Information includes fees paid by the predecessor funds to FIRMCO, MVA, and
     Capital Management.
(2)  Investment advisory services prior to May 2, 2001, were provided by FIRMCO.
(3)  Investment advisory services prior to May 2, 2001, were provided by FIRMCO.
(4)  Commenced operations on February 28, 2001.

                                       55

(5)  Commenced operations on April 30, 2002.
(6)  Commenced operations on October 25, 2002.
(7)  Commenced operations on January 31, 2003.

SUB-ADVISOR FOR INTERNATIONAL FUND

          Clay Finlay is the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub Advisory
Agreement"), and is responsible for the investment and reinvestment of the
Fund's assets and the placement of brokerage transactions for the fund. Clay
Finlay has been retained by the Fund's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional
(Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging
Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had
$7.4 billion in assets under management.

          For its services to International Fund under the Clay Finlay
Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of
International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

          Prior to September 24, 2001, Clay Finlay was the sub-advisor to the
Firstar International Growth Fund (predecessor to the First American
International Fund) under an agreement with FIRMCO. For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay
Finlay received a fee from FIRMCO, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund's average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million.
Clay Finlay was responsible for all expenses incurred by it in connection with its services under the sub-advisory agreement. On November 27, 2000, the Firstar
Core International Equity Fund and the predecessor Mercantile International
Equity Portfolio reorganized into the Firstar International Growth Fund. Prior to November 27, 2000, the Glenmede Trust Company served as sub-advisor to the
Firstar Core International Equity Fund

                  The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30,
2003:

                            FISCAL PERIOD FROM             FISCAL YEAR ENDED            FISCAL YEAR ENDED
                            NOVEMBER 1, 2000 TO           SEPTEMBER 30, 2002            SEPTEMBER 30, 2003
                            SEPTEMBER 30, 2001

                        ADVISORY FEE   ADVISORY FEE    ADVISORY FEE  ADVISORY FEE    ADVISORY FEE   ADVISORY FEE
                       BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS

International Fund(1)    $3,129,697    $3,129,697      $1,506,135     $1,506,135     $1,601,819      $1,601,819

----------
(1)  On September 24, 2001, the International Fund merged with the Firstar
     International Growth Fund. Historical information presented is for the
     Firstar International Growth Fund.

ADMINISTRATOR

          USBAM and U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan
Street, Milwaukee, WI 53202 (collectively the "Administrators"), serve as co-Administrators pursuant to a Co-Administration Agreement between the
Administrators and the Funds, dated as of October 1, 2001 ("Co-Administration
Agreement"). USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration
Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services.
Pursuant to the Co-Administration Agreement, USBFS also serves as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17

                                       56

billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual
Retirement Account fees of $15 per account.

          Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds. The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and
Individual Retirement Account fees of $15 per account.

          Prior to February 8, 2001, USBFS served as the administrator to the predecessor funds of Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth
Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund,
Large Cap Growth Opportunities Fund, U.S. Government Mortgage Fund, Missouri Tax
Free Fund, Tax Free Fund, International Fund, Intermediate Term Bond Fund, and
Balanced Fund. The predecessor funds paid a fee to USBFS for its administrative services. This fee was computed daily and payable monthly at the annual rate of
0.125% of the funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Fund's average aggregate daily net assets in excess of $2 billion. From January 1, 2000 to December 11, 2000, BISYS Fund Services Ohio,
Inc. and USBFS served as co-administrators of the predecessor funds of U.S.
Government Mortgage Fund, Missouri Tax Free Fund, International Fund, Small Cap
Index Fund, and Small Cap Select Fund..

                                       57

          The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to
U.S. Bank, USBFS, and BISYS, as applicable, for the fiscal years/periods ended
September 30, 2001, September 30, 2002 and September 30, 2003:

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED      FISCAL YEAR ENDED
                                           SEPTEMBER 30, 2001(1)       SEPTEMBER 30, 2002        SEPTEMBER 30, 2003

Balanced Fund                                    $   381,766              $ 1,232,259               $ 1,420,901
Equity Income Fund                                   324,272                1,356,814                 3,511,977
Equity Index Fund                                  1,657,529                4,265,306                 4,840,790
Large Cap Value Fund                               1,431,250                2,412,710                 2,775,381
Mid Cap Value Fund                                   367,155                  740,389                   831,906
Small Cap Value Fund                                 559,760                1,103,243                 1,157,389
Small Cap Index Fund                                  95,638                  261,907                   282,678
International Fund                                   294,554                1,651,068                 2,308,587
Real Estate Securities Fund                           69,887                  270,719                   447,708
Technology Fund                                      344,195                  300,039                   270,356
Corporate Bond Fund                                  110,393                  517,372                   718,101
Core Bond Fund                                     1,472,204                3,114,118                 5,092,255
Intermediate Term Bond Fund                          676,915                2,110,529                 3,599,126
Short Term Bond Fund                                 196,546                1,076,495                 2,385,607
High Income Bond Fund                                247,743                  390,721                   554,786
Arizona Tax Free Fund                                 20,661                   47,084                    72,574
California Intermediate Tax Free Fund                 50,465                  103,475                   134,392
California Tax Free Fund                              28,669                   58,377                    73,717
Colorado Intermediate Tax Free Fund                   69,273                  127,727                   194,354
Colorado Tax Free Fund                                21,650                   62,854                    81,109
Intermediate Tax Free Fund                           391,669                1,072,427                 1,952,321
Minnesota Intermediate Tax Free Fund                 283,836                  574,482                   725,970
Minnesota Tax Free Fund                              167,679                  405,801                   521,448
Nebraska Tax Free Fund (2)                            14,641                   65,496                    92,461
Oregon Intermediate Tax Free Fund                    174,504                  341,378                   418,972
Tax Free Fund                                        525,717                1,181,790                 1,418,838
Small Cap Growth Opportunities Fund                  447,031                  772,159                   870,572
Mid Cap Growth Opportunities Fund                    655,029                1,354,549                 2,970,773
U.S. Government Mortgage Fund                        293,722                  464,629                   722,444
Mid Cap Index Fund                                   267,000                  505,256                   596,317
Small Cap Select Fund                                408,198                1,032,427                 2,326,747
Large Cap Growth Opportunities Fund                  516,311                  778,102                 2,478,451
Missouri Tax Free Fund                               224,447                  353,802                   527,865
Ohio Tax Free Fund (3)                                     *                   31,267                   106,636
Short Tax Free Fund (4)                                    *                        *                   920,954
Intermediate Government Bond Fund (4)                      *                        *                 1,122,971
Large Cap Select Fund (5)                                  *                        *                    82,202

----------------------------

 *   Fund was not in operation during this fiscal year/period.
(1)  Information for the predecessor funds of Mid Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap
     Growth Opportunities Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund,
     Balanced Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax
     Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select
     Fund is for the fiscal period from November 1, 2000 through September 30,
     2001.
(2)  Commenced operations on August 30, 2001.
(3)  Commenced operations on April 30, 2002.
(4)  Commenced operations on October 25, 2002.
(5)  Commenced operations on January 31, 2003.

DISTRIBUTOR

          Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to October 1, 2001 SEI Investments Distribution Co.
served as the distributor for the Funds. Prior to September 24, 2001, Quasar
served as the distributor for the predecessor funds of Balanced Fund, Large Cap
Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select
Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S.
Government Mortgage Fund, Missouri Tax Free Fund and

                                       58

Tax Free Fund. Prior to December 11, 2000, BISYS Fund Services Limited
Partnership ("BISYS"), served as the distributor for the predecessor funds of
Small Cap Index Fund, Small Cap Select Fund, International Fund, U.S. Government
Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund.

          The Distributor serves as distributor for the Class A, Class S and
Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 (the
"Distribution Agreement") between itself and the Funds, as distributor for the
Class B Shares pursuant to a Distribution and Service Agreement dated October 1,
2001, (the "Class B Distribution and Service Agreement") between itself and the
Funds, and as distributor for the Class C Shares pursuant to a Distribution and
Service Agreement dated October 1, 2001 ("Class C Distribution and Service
Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

          Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and
Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating
Institutions") which enter into sales agreements with the Distributor. U.S.
Bancorp Investment Services, Inc. ("USBI") a broker-dealer affiliated with the
Advisor, and U.S. Bank, are Participating Institutions. Participating
Institutions that enter into sales agreements with the Funds' Distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund, Mid Cap Index Fund, and Small Cap Index
Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. The Distributor may also enter into agreements whereby
Participating Institutions provide shareholder support services with respect to
Class S Shares.

          The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A
Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the
Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

          The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B
Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B
Shares.

          The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C
Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C
Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The
Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

          The Class S Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of Class S Shares.
The fee may be used by the Distributor to provide compensation for shareholder

                                       59

servicing activities with respect to the Class S Shares. This fee is calculated and paid each month based on average daily net assets of the Class S Shares.

          The Distributor receives no compensation for distribution of the Class
Y Shares.

          The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those
Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1
Plans of Distribution or in any agreement related to such plans.

          The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the principal underwriter (Quasar, SEI Investments Distribution Co. or BISYS, as
applicable), during the fiscal years/periods ended September 30, 2001, September
30, 2002 and September 30, 2003:

                                                                 TOTAL UNDERWRITING COMMISSIONS

                                          FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED
                                            SEPTEMBER 30, 2001(1)       SEPTEMBER 30, 2002         SEPTEMBER 30, 2003

Balanced Fund                                    $ 91,334                    $153,517                    $123,080
Equity Income Fund                                 89,047                     199,267                     308,773
Large Cap Growth Opportunities Fund                10,187                      99,397                      91,912
Large Cap Value Fund                              104,371                      83,472                     130,851
Equity Index Fund                                 291,755                     251,691                     281,966
Mid Cap Index Fund                                  1,642                      41,014                      33,680
Small Cap Index Fund                                  419                      42,844                      23,013
Small Cap Growth Opportunities Fund                22,628                      29,371                     141,980
Mid Cap Growth Opportunities Fund                  12,497                     182,760                     135,624
Mid Cap Value Fund                                 56,884                      47,693                      46,608
Small Cap Select Fund                               3,942                     296,526                     139,593
Small Cap Value Fund                               63,936                     165,821                      75,020
International Fund                                136,186                      46,858                      86,502
Real Estate Securities Fund                        12,208                      44,300                      10,890
Technology Fund                                   176,189                      79,566                      46,905
Corporate Bond Fund                                65,982                      24,545                      81,539
Core Bond Fund                                    303,305                     329,845                     294,282
Intermediate Term Bond Fund                       111,830                      57,428                      81,492
Short Term Bond Fund                               72,768                     245,630                     440,796
High Income Bond Fund                               4,626                      32,268                     147,849
U.S. Government Mortgage Fund                           2                     182,645                     471,259
Arizona Tax Free Fund                                 213                       1,287                      16,483
California Intermediate Tax Free Fund              13,543                      16,363                      31,935
California Tax Free Fund                           83,519                       9,686                      41,548
Colorado Intermediate Tax Free Fund                23,552                      81,614                     159,037
Colorado Tax Free Fund                             59,822                      58,958                      47,641
Intermediate Tax Free Fund                         10,023                      45,124                     103,049
Minnesota Intermediate Tax Free Fund               14,024                      46,309                     155,605
Minnesota Tax Free Fund                            99,951                      80,179                     186,197
Missouri Tax Free Fund                                704                     101,805                     131,125
Nebraska Tax Free Fund (2)                              0                       3,625                      14,711
Oregon Intermediate Tax Free Fund                   3,034                      19,377                      40,551
Tax Free Fund                                      71,297                      46,352                      64,205
Ohio Tax Free Fund (3)                                  *                      15,416                      14,335
Short Tax Free Fund (4)                                 *                           *                      39,802
Intermediate Government Bond Fund (4)                   *                           *                      59,670
Large Cap Select Fund (5)                               *                           *                       8,018

----------------------------------

 *   Fund was not in operation during this fiscal year/period.
(1)  Information for the predecessor funds of Balanced Fund, Large Cap Growth
     Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap
     Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term
     Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and
     Tax Free Fund is for the fiscal period from November 1, 2000 through
     September 30, 2001.

                                       60

(2)  Commenced operations on February 28, 2001.
(3)  Commenced operations on April 30, 2002.
(4)  Commenced operations on October 25, 2002.
(5)  Commenced operations on January 31, 2003.

                                                   UNDERWRITING COMMISSIONS RETAINED BY THE APPLICABLE UNDERWRITER

                                        FISCAL YEAR/PERIOD ENDED     FISCAL YEAR/PERIOD ENDED         FISCAL YEAR/PERIOD ENDED
                                           SEPTEMBER 30, 2001(1)         SEPTEMBER 30, 2002              SEPTEMBER 30, 2003

Balanced Fund                                      $     0                        $20,023                        $13,006
Equity Income Fund                                   7,674                         22,650                         27,332
Large Cap Growth Opportunities Fund                      0                         10,263                          8,488
Large Cap Value Fund                                 8,980                          9,073                         68,525
Equity Index Fund                                   25,144                         27,651                         26,534
Mid Cap Index Fund                                       0                          3,849                          2,314
Small Cap Index Fund                                     0                          1,631                          1,414
Small Cap Growth Opportunities Fund                      0                          5,438                         14,651
Mid Cap Growth Opportunities Fund                        0                         20,851                         14,413
Mid Cap Value Fund                                   4,898                          5,997                          4,916
Small Cap Select Fund                                    0                         25,722                         12,424
Small Cap Value Fund                                 6,039                         12,094                          7,663
International Fund                                       0                          6,251                          6,099
Real Estate Securities Fund                            980                          4,510                             20
Technology Fund                                     15,184                          4,305                          4,627
Corporate Bond Fund                                  5,715                          2,573                          2,344
Core Bond Fund                                      26,124                         31,258                         15,657
Intermediate Term Bond Fund                              0                          8,891                         10,434
Short Term Bond Fund                                 6,368                         30,699                         17,820
High Income Bond Fund                                  327                          2,514                          6,206
U.S. Government Mortgage Fund                            0                         11,806                         25,212
Arizona Tax Free Fund                                    0                             87                            930
California Intermediate Tax Free Fund                1,143                          2,409                          4,136
California Tax Free Fund                             7,184                            617                          2,071
Colorado Intermediate Tax Free Fund                  1,959                         11,496                            250
Colorado Tax Free Fund                               5,225                          2,895                          2,377
Intermediate Tax Free Fund                             816                          8,415                          2,100
Minnesota Intermediate Tax Free Fund                 1,143                          9,094                         12,369
Minnesota Tax Free Fund (2)                          8,653                          4,438                         11,086
Missouri Tax Free Fund                                   0                         25,162                         12,751
Nebraska Tax Free Fund                                   0                            256                          1,090
Oregon Intermediate Tax Free Fund                      327                          2,470                          6,962
Tax Free Fund                                            0                          3,140                          4,711
Ohio Tax Free Fund (3)                                   *                            970                            889
Short Tax Free Fund (4)                                  *                              *                          4,528
Intermediate Government Bond Fund (4)                    *                              *                          6,198
Large Cap Select Fund (5)                                *                              *                            790

-------------------

 *   Fund was not in operation during this fiscal year/period.
(1)  Information for the predecessor funds of Balanced Fund, Large Cap Growth
     Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap
     Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term
     Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and
     Tax Free Fund is for the fiscal period from November 1, 2000 through
     September 30, 2001.
(2)  Commenced operations on April 30, 2002.
(3)  Commenced operations on October 25, 2002.
(4)  Commenced operations on January 31, 2003

          The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year:

                                        NET UNDERWRITING  COMPENSATION ON     BROKERAGE          OTHER
                                          DISCOUNTS AND   REDEMPTIONS AND    COMMISSIONS      COMPENSATION*
                                           COMMISSIONS     REPURCHASES

Balanced Fund                                $ 13,006        $ 70,127               --               --
Equity Income Fund                             27,332          70,547               --               --
Large Cap Growth Opportunities Fund             8,488          45,295               --               --

                                       61

Large Cap Value Fund                           68,525          51,032               --               --
Equity Index Fund                              26,534         139,685               --               --
Mid Cap Index Fund                              2,314           2,658               --               --
Small Cap Index Fund                            1,414           2,153               --               --
Small Cap Growth Opportunities Fund            14,651           8,283               --               --
Mid Cap Growth Opportunities Fund              14,413          23,111               --               --
Mid Cap Value Fund                              4,916          18,362               --               --
Small Cap Select Fund                          12,424          25,931               --               --
Small Cap Value Fund                            7,663          16,382               --               --
International Fund                              6,099          34,994               --               --
Real Estate Securities Fund                        20          28,122               --               --
Technology Fund                                 4,627          26,948               --               --
Corporate Bond Fund                             2,344          79,914               --               --
Core Bond Fund                                 15,657         120,369               --               --
Intermediate Term Bond Fund                    10,434           2,500               --               --
Short Term Bond Fund                           17,820          72,451               --               --
High Income Bond Fund                           6,206          39,529               --               --
U.S. Government Mortgage Fund                  25,212          43,245               --               --
Arizona Tax Free Fund                             930              --               --               --
California Intermediate Tax Free Fund           4,136              --               --               --
California Tax Free Fund                        2,071              79               --               --
Colorado Intermediate Tax Free Fund               250              --               --               --
Colorado Tax Free Fund                          2,377           6,954               --               --
Intermediate Tax Free Fund                      2,100          21,000               --               --
Minnesota Intermediate Tax Free Fund           12,369              --               --               --
Minnesota Tax Free Fund                        11,086           9,014               --               --
Missouri Tax Free Fund                         12,751              20               --               --
Nebraska Tax Free Fund                          1,090             191               --               --
Oregon Intermediate Tax Free Fund               6,962              --               --               --
Tax Free Fund                                   4,711             514               --               --
Ohio Tax Free Fund                                889              --               --               --
Short Tax Free Fund                             4,528              --               --               --
Intermediate Government Bond Fund               6,198          10,031               --               --
Large Cap Select Fund                             790              68               --               --

*    As disclosed below, the Funds also paid fees to the Distributor under
     FAIF's Rule 12b-1 Plans and under the Shareholder Service Plan and
     Agreement between FAIF and the Distributor. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds' Co-Administration Agreement.

          FAIF has entered into a Shareholder Service Plan and Agreement with the Distributor, under which the Distributor has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the
Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

          The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S shares of the Funds listed below for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30,
2003:

                                                                         CLASS S SHARE
                                                                   SHAREHOLDER SERVICING FEES

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                           SEPTEMBER 30, 2001(1)      SEPTEMBER 30, 2002         SEPTEMBER 30, 2003

Balanced Fund                                    $86,447                   $104,964                    $70,381
Equity Income Fund                                    19                     40,641                     54,544
Large Cap Growth Opportunities Fund                7,514                      5,916                     26,285
Large Cap Select Fund                                  0                          0                          2
Large Cap Value Fund                                   0                     28,018                     63,661
Equity Index Fund                                  2,163                    116,270                    120,475
Mid Cap Index Fund                                 4,268                     10,258                      9,806
Small Cap Index Fund                              86,025                     40,911                     13,244
Small Cap Growth Opportunities Fund                1,567                      6,334                      6,860
Mid Cap Growth Opportunities Fund                    939                     13,875                     23,661

                                       62

Mid Cap Value Fund                                     0                        237                      1,553
Small Cap Select Fund                              9,646                     18,301                     25,346
Small Cap Value Fund                                   0                        755                      2,546
International Fund                                27,904                     31,015                     20,609
Real Estate Securities Fund                            0                      2,365                      4,477
Technology Fund                                        0                      2,197                      7,691
Corporate Bond Fund                                  140                      9,574                      8,264
Core Bond Fund                                     1,455                     81,115                     93,852
Intermediate Term Bond Fund                          575                      4,821                     17,536
Short Term Bond Fund                                  21                      2.265                     11,520
High Income Bond Fund                                  0                         20                        945
U.S. Government Mortgage Fund                     18,665                     53,859                     53,650
Arizona Tax Free Fund                                  *                          *                          *
California Intermediate Tax Free Fund                  *                          *                          *
California Tax Free Fund                               *                          *                          *
Colorado Intermediate Tax Free Fund                    *                          *                          *
Colorado Tax Free Fund                                 *                          *                          *
Intermediate Tax Free Fund                             *                          *                          *
Minnesota Intermediate Tax Free Fund                   *                          *                          *
Minnesota Tax Free Fund                                *                          *                          *
Missouri Tax Free Fund                                 *                          *                          *
Nebraska Tax Free Fund                                 *                          *                          *
Oregon Intermediate Tax Free Fund                      *                          *                          *
Tax Free Fund                                          *                          *                          *
Ohio Tax Free Fund                                     *                          *                          *
Short Tax Free Fund                                    *                          *                          *
Intermediate Government Bond Fund                      *                          *                          *

------------------------
 *   Fund did not offer share class during time period indicated.
(1)  Information for the predecessor funds of Small Cap Index Fund, Small Cap
     Select Fund, International Fund and U.S. Government Mortgage Fund is for
     the fiscal period from November 1, 2000 through September 30, 2001.

          FAIF has also adopted Plans of Distribution with respect to the Class
A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C
Shares. Each of the Plans is a "compensation-type" plan under which the
Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee.
The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of the Funds. The Class B and C
Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the
Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C
Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the
Administrator, or the Advisor at any time.

          The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years/periods ended
September 30, 2001, September 30, 2002 and September 30, 2003 with respect to the Class A Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares or Class S Shares of the Funds.

                                         FISCAL YEAR/PERIOD ENDED       FISCAL YEAR/PERIOD ENDED        FISCAL YEAR/PERIOD ENDED
                                            SEPTEMBER 30, 2001             SEPTEMBER 30, 2002              SEPTEMBER 30, 2003
                                            RULE 12B-1 FEES(1)               RULE 12B-1 FEES                 RULE 12B-1 FEES

                                       CLASS A    CLASS B   CLASS C   CLASS A   CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                                        SHARES     SHARES    SHARES    SHARES    SHARES     SHARES     SHARES     SHARES     SHARES

Balanced Fund                           $      0 $   40,876  $      0 $306,627  $452,039   $ 24,980   $245,779   $342,355   $ 66,997
Equity Income Fund                        57,005    109,340    42,616  185,807   165,837    113,462    339,222    199,270    171,304
Large Cap Growth Opportunities Fund            0     22,108         0   83,024    33,650      4,629    152,044    226,952     93,522
Large Cap Value Fund                     305,933    467,203    93,181  245,359   405,857    104,859    218,615    329,298     73,422
Equity Index Fund                        298,231  1,050,073   343,013  473,121   939,002    296,364    375,990    701,602    295,573

                                       63

Mid Cap Index Fund                             0      8,688         0    9,750    15,693      4,281     10,466     18,214     12,463
Small Cap Index Fund                          39        340         0    4,200     3,269      2,267      6,282      6,391      7,736
Small Cap Growth Opportunities Fund            0     18,662         0  151,442    50,204      1,510    143,887     46,209      5,439
Mid Cap Growth Opportunities Fund              0     11,988         0  226,814    39,960      4,276    288,678     66,290     97,118
Mid Cap Value Fund                        37,148     94,531    24,357   37,692   126,395     37,267     36,471    100,535     30,457
Small Cap Select Fund                      1,966     13,570         0   76,620    37,478     15,093    128,855     81,198     74,765
Small Cap Value Fund                      93,532    108,104    29,066   82,916   142,212     54,918     70,724    119,191     42,014
International Fund                           760      7,889         *  139,377   101,485    157,741    100,230     73,068    106,673
Real Estate Securities Fund                5,517     18,133     2,640   22,339    21,252      3,970     59,836     27,764     19,026
Technology Fund                          181,168    327,294   194,798   84,057   186,321     96,995     60,889    141,441     63,098
Corporate Bond Fund                        4,755     12,733    20,776   23,889   210,514     51,713     27,316    161,264     54,232
Core Bond Fund                           280,209    124,064    26,451  292,472   155,362     94,051    406,640    238,416    123,101
Intermediate Term Bond Fund                    0      2,334         *   94,127         *          *    108,550          *          *
Short Term Bond Fund                     124,540          *         *  212,038         *          *    250,904          *          *
High Income Bond Fund                     52,634     17,773    20,164   47,343    35,519     54,670     82,674     62,912    134,551
U.S. Government Mortgage Fund                771     10,960         *   27,609    33,750     13,016     55,086     96,760    136,066
Arizona Tax Free Fund                     35,635          *     4,399   29,420         *     17,283     34,653          *     16,220
California Intermediate Tax Free Fund          0          *         *    6,396         *          *      6,756          *          *
California Tax Free Fund                  45,467          *     1,966   41,722         *      4,866     29,724          *      7,124
Colorado Intermediate Tax Free Fund            0          *         *   17,839         *          *     33,747          *          *
Colorado Tax Free Fund                    42,347          *     4,866   50,626         *     16,208     40,827          *     27,458
Intermediate Tax Free Fund                     0          *         *   36,664         *          *     47,919          *          *
Minnesota Intermediate Tax Free Fund           0          *         *   23,417         *          *     39,578          *          *
Minnesota Tax Free Fund                  256,263          *    22,713  313,653         *     60,878    324,438          *     80,502
Missouri Tax Free Fund                     2,813     12,175         *   58,180         *         19     69,217          *      1,571
Nebraska Tax Free Fund (2)                 6,301          *       291   12,891         *      3,800     11,418          *      8,129
Oregon Intermediate Tax Free Fund              0          *         *   10,113         *          *     11,992          *          *
Tax Free Fund                                216      3,077         0  118,876         *     35,135    107,845          *     39,500
Ohio Tax Free Fund (3)                         *          *         *      217         *          3      1,354          *        802
Short Tax Free Fund (4)                        *          *         *        *         *          *      2,957          *          *
Intermediate Government Bond Fund (4)          *          *         *        *         *          *      2,396          *          *
Large Cap Select Fund (5)                      *          *         *        *         *          *        147        277         92

------------------------
 *   Fund or class was not in operation during this fiscal year/period.
(1)  Information for the predecessor funds of Balanced Fund, Large Cap Growth
     Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap
     Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term
     Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and
     Tax Free Fund is for the fiscal period from November 1, 2000 through
     September 30, 2001.
(2)  Commenced operations on February 8, 2001.
(3)  Commenced operations on April 30, 2002.
(4)  Commenced operations on October 25, 2002.
(5)  Commenced operations on January 31, 2003.

          The following table sets forth the Rule 12b-1 fees The Distributor paid to Participating Institutions for the fiscal year/period ended September
30, 2003 with respect to the Class A shares, Class B shares and Class C shares of the Funds.

                                                     FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2003

                                                 CLASS A SHARES       CLASS B SHARES        CLASS C SHARES

Balanced Fund                                      $233,258              $ 78,087              $ 57,576
Equity Income Fund                                  315,076                44,698               126,876
Large Cap Growth Opportunities Fund                 139,831                52,970                57,769
Large Cap Value Fund                                187,685                73,413                35,010
Equity Index Fund                                   315,125               130,169               158,326
Mid Cap Index Fund                                    9,613                 4,085                 8,981
Small Cap Index Fund                                  5,675                 1,344                 6,137
Small Cap Growth Opportunities Fund                  80,677                 7,600                 5,029
Mid Cap Growth Opportunities Fund                   268,823                15,158                84,467
Mid Cap Value Fund                                   28,331                21,549                12,718
Small Cap Select Fund                               117,137                17,509                56,274
Small Cap Value Fund                                 60,374                25,163                22,918
International Fund                                   74,405                14,895                43,698
Real Estate Securities Fund                          13,413                 4,014                16,899
Technology Fund                                      74,405                25,262                27,022
Corporate Bond Fund                                  25,592                38,163                28,420

                                       64

Core Bond Fund                                      282,927                50,105                92,382
Intermediate Term Bond Fund                          72,268                     *                     *
Short Term Bond Fund                                178,340                     *                     *
High Income Bond Fund                                47,397                11,911                94,562
U.S. Government Mortgage Fund                        53,095                17,428               134,134
Arizona Tax Free Fund                                32,304                     *                 6,749
California Intermediate Tax Free Fund                 6,081                     *                     *
California Tax Free Fund                             26,055                     *                 6,621
Colorado Intermediate Tax Free Fund                  29,477                     *                     *
Colorado Tax Free Fund                               35,177                     *                18,076
Intermediate Tax Free Fund                           37,861                     *                     *
Minnesota Intermediate Tax Free Fund                 33,651                     *                     *
Minnesota Tax Free Fund                             265,499                     *                42,180
Missouri Tax Free Fund                               58,422                     *                 1,567
Nebraska Tax Free Fund                                6,823                     *                 5,697
Oregon Intermediate Tax Free Fund                    10,426                     *                     *
Tax Free Fund                                        94,966                     *                16,596
Ohio Tax Free Fund                                    1,354                     *                   809
Short Tax Free Fund                                   2,705                     *                     *
Intermediate Government Bond Fund                     2,321                     *                     *
Large Cap Select Fund                                   145                     8                   112

---------------------------------------------
*    Fund or class was not in operation during this fiscal year/period.

CUSTODIAN AND AUDITORS

          CUSTODIAN. The custodian of the Funds' assets is U.S. Bank (the
"Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a
subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the
Funds and all cash are held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The
Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

          As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01%. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the
Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of
FAIF.

          AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis,
Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of
International Fund, its subadvisor ("Subadvisor").

          In selecting a broker-dealer to execute securities transactions, the
Advisor and each Subadvisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. However, in the case of the
Advisor, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up").
The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor or Subadvisors by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars".

                                       65

However, the Advisor and Subadvisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or
Subadvisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Subadvisor with respect to the Funds.

          The types of brokerage services the Advisor or Subadvisor receive from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research services the Advisor or
Subadvisors receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decisionmaking process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Adviser or Subadvisors by, or through, broker-dealers.

          The research products and services the Advisor or Subadvisor receive from broker-dealers are supplemental to, and do not necessarily reduce, the
Advisor's or Subadvisors' own normal research activities. As a practical matter, however, it would be impossible for the Advisor or Subadvisor to generate all of the information presently provided by broker-dealers. The expenses of the
Advisor or Subadvisors would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor or Subadvisors could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Subadvisors are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

          As a general matter, the brokerage and research products and services the Advisor and Subadvisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

          In some cases, the Advisor and Subadvisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor or respective Subadvisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor or Subadvisor has a conflict of interest in making such decisions. Subject to their best price and execution responsibilities, the Advisor and Subadvisors may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

          The Advisor effects equity securities transactions on behalf of the
Funds through its trading desks in Minneapolis and Milwaukee. Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid. The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently. One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

          Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the
Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

                                       66

         It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions.
There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

          Foreign equity securities may be held in the form of American
Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or
securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the
United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

          The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the
Advisor, any sub-advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

          When two or more clients of the Advisor or Clay Finlay are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Clay Finlay to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

          The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years/periods ended September 30,
2001, September 30, 2002 and September 30, 2003:

                                               FISCAL YEAR/             FISCAL YEAR/              FISCAL YEAR/
                                               PERIOD ENDED             PERIOD ENDED              PERIOD ENDED
                                             SEPTEMBER 30, 2001(1)    SEPTEMBER 30, 2002       SEPTEMBER 30, 2003

Balanced Fund                                      $  380,473              $  981,441              $1,209,854
Equity Income Fund                                    319,497                 942,243               1,599,002
Equity Index Fund                                      48,156                 111,002                 106,468
Large Cap Value Fund                                2,467,114               3,236,937               3,559,560
Mid Cap Value Fund                                  1,218,065               1,104,016               1,418,759
Small Cap Value Fund                                  559,374               1,078,075               1,277,578
International Fund                                  6,819,850               2,207,445               3,266,765
Real Estate Securities Fund                           274,933                 586,498                 577,285
Technology Fund                                       610,550               1,167,418                 758,602
Corporate Bond Fund                                    29,262                     850                      --
Core Bond Fund                                         73,091                      --                      --
Intermediate Term Bond Fund                            16,411                      --                      --
Short Term Bond Fund                                       --                      --                      --
High Income Bond Fund                                 101,747                      --                   2,261
Arizona Tax Free Fund                                      --                      --                      --
California Intermediate Tax Free Fund                      --                      --                      --
California Tax Free Fund                                   --                      --                      --
Colorado Intermediate Tax Free Fund                     4,500                      --                      --
Colorado Tax Free Fund                                    300                      --                      --
Intermediate Tax Free Fund                              4,993                      --                      --
Minnesota Intermediate Tax Free Fund                    1,250                      --                      --
Minnesota Tax Free Fund                                14,071                      --                      --
Nebraska Tax Free Fund (3)                                 --                      --                      --
Oregon Intermediate Tax Free Fund                          --                      --                      --
Tax Free Fund                                          10,429                      --                      --
Mid Cap Index Fund                                     63,431                  26,173                  41,878
Small Cap Index Fund                                  139,701                  99,985                  56,515

                                       67

Small Cap Growth Opportunities Fund                   472,445               1,883,225               3,674,486
Small Cap Select Fund                               1,088,077               3,232,105               6,052,886
Mid Cap Growth Opportunities Fund                   1,741,723               3,503,333               5,799,998
Large Cap Growth Opportunities Fund                   310,893                 448,501               2,054,359
U.S. Government Mortgage Fund                              --                      --                      --
Missouri Tax Free Fund                                     --                      --                      --
Ohio Tax Free Fund(4)                                       *                      --                      --
Short Tax Free Fund(5)                                      *                       *                      --
Intermediate Government Bond Fund(5)                        *                       *                      --
Large Cap Select Fund(6)                                    *                       *                 193,295

------------------------
 *   Fund was not in operation during this fiscal year.
--   No Commissions paid.
(1)  Information for the predecessor funds of Balanced Fund, Large Cap Growth
     Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
     Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap
     Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term
     Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and
     Tax Free Fund is for the fiscal period from November 1, 2000 through
     September 30, 2001.
(2)  Commenced operations on February 28, 2001.
(3)  Commenced operations on April 30, 2002.
(4)  Commenced operations on October 25, 2002.
(5)  Commenced operations on January 31, 2003.

At September 30, 2003, certain Funds held the securities of their "regular brokers or dealers," as follows:

                                        REGULAR BROKER OR DEALER           AMOUNT OF SECURITIES
FUND                                    ISSUING SECURITIES                 HELD BY FUND (000)        TYPE OF SECURITIES

Balanced Fund                           Bank of America                    $1,436                    Equity Securities
                                        Countrywide                        $282                      Equity Securities
                                        Goldman Sachs                      $3,439                    Equity Securities
                                        J.P. Morgan Chase                  $2,688                    Equity Securities
                                        Merrill Lynch                      $2,765                    Equity Securities
                                        Citigroup                          $11,446                   Equity Securities
                                        Bank of America                    $1,136                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $11,629                   Corporate Obligations
                                        Credit Suisse First Boston         $15,259                   Corporate Obligations
                                        Goldman Sachs                      $9,673                    Corporate Obligations
                                        Deutsche Bank                      $21,863                   Corporate Obligations
                                        Merrill Lynch                      $37,143                   Corporate Obligations
                                        Lehman Brothers                    $18,673                   Corporate Obligations

                                       68

                                        REGULAR BROKER OR DEALER           AMOUNT OF SECURITIES
FUND                                    ISSUING SECURITIES                 HELD BY FUND (000)        TYPE OF SECURITIES

Core Bond Fund                          J.P. Morgan Chase                  $14,444                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $71,946                   Corporate Obligations
                                        Bank of America                    $17,188                   Corporate Obligations
                                        Credit Suisse First Boston         $71,923                   Corporate Obligations
                                        Merrill Lynch                      $176,152                  Corporate Obligations
                                        Deutsche Bank                      $103,180                  Corporate Obligations
                                        Lehman Brothers                    $88,121                   Corporate Obligations
                                        Goldman Sachs                      $50,761                   Corporate Obligations
                                        Merrill Lynch                      $1,827                    Equity Securities

Corporate Bond Fund                     Morgan Stanley Dean Witter         $5,099                    Corporate Obligations
                                        J.P. Morgan Chase                  $3,852                    Corporate Obligations
                                        Credit Suisse First Boston         $6,993                    Corporate Obligations
                                        Lehman Brothers                    $7,726                    Corporate Obligations
                                        Merrill Lynch                      $106                      Equity Securities
                                        Goldman Sachs                      $3,463                    Corporate Obligations
                                        Merrill Lynch                      $10,030                   Corporate Obligations
                                        Deutsche Bank                      $5,966                    Corporate Obligations

Equity Income Fund                      Morgan Stanley Dean Witter         $11,429                   Equity Securities
                                        Merrill Lynch                      $14,580                   Equity Securities
                                        Bank of America                    $30,571                   Equity Securities
                                        J.P. Morgan Chase                  $18,118                   Equity Securities
                                        Citigroup                          $43,511                   Equity Securities
                                        Goldman Sachs                      $6,918                    Equity Securities
                                        Credit Suisse First Boston         $29,486                   Corporate Obligations
                                        Deustche Bank                      $47,330                   Corporate Obligations
                                        Merrill Lynch                      $80,406                   Corporate Obligations
                                        Goldman Sachs                      $19,188                   Corporate Obligations
                                        Lehman Brothers                    $40,423                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $23,281                   Corporate Obligations

Equity Index Fund                       Citigroup                          $51,413                   Equity Securities
                                        Goldman Sachs                      $8,723                    Equity Securities
                                        J.P. Morgan Chase                  $15,334                   Equity Securities
                                        Lehman Brothers                    $3,665                    Equity Securities
                                        Merrill Lynch                      $10,978                   Equity Securities
                                        Morgan Stanley Dean Witter         $12,037                   Equity Securities
                                        Prudential                         $4,472                    Equity Securities
                                        Bank of America                    $25,582                   Equity Securities
                                        Countrywide                        $2,335                    Equity Securities
                                        Credit Suisse First Boston         $52,422                   Corporate Obligations
                                        Deutsche Bank                      $84,150                   Corporate Obligations
                                        Merrill Lynch                      $142,955                  Corporate Obligations
                                        Goldman Sachs                      $34,114                   Corporate Obligations
                                        Lehman Brothers                    $71,867                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $41,392                   Corporate Obligations

                                       69

                                        REGULAR BROKER OR DEALER           AMOUNT OF SECURITIES
FUND                                    ISSUING SECURITIES                 HELD BY FUND (000)        TYPE OF SECURITIES

High Income Bond Fund                   Credit Suisse First Boston         $5,373                    Corporate Obligations
                                        Deustche Bank                      $8,625                    Corporate Obligations
                                        Goldman Sachs                      $3,497                    Corporate Obligations
                                        Lehman Brothers                    $7,368                    Corporate Obligations
                                        Merrill Lynch                      $14,500                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $4,243                    Corporate Obligations
                                        Merrill Lynch                      $153                      Equity Securities

Intermediate Term Bond Fund             Morgan Stanley Dean Witter         $85,684                   Corporate Obligations
                                        J.P. Morgan                        $13,306                   Corporate Obligations
                                        Goldman Sachs                      $36,416                   Corporate Obligations
                                        Lehman Brothers                    $65,900                   Corporate Obligations
                                        Merrill Lynch                      $118,519                  Corporate Obligations
                                        Prudential                         $890                      Corporate Obligations
                                        Deutsche Bank                      $70,502                   Corporate Obligations
                                        Credit Suisse First Boston         $59,322                   Corporate Obligations
                                        Bank of America                    $5,678                    Corporate Obligations
                                        Merrill Lynch                      $1,248                    Equity Securities

Large Cap Growth Opportunities Fund     Goldman Sachs                      $3,054                    Equity Securities
                                        Citigroup                          $12,499                   Equity Securities
                                        Lehman Brothers                    $9,395                    Equity Securities
                                        Credit Suisse First Boston         $45,152                   Corporate Obligations
                                        Deutsche Bank                      $72,479                   Corporate Obligations
                                        Merrill Lynch                      $123,129                  Corporate Obligations
                                        Goldman Sachs                      $29,383                   Corporate Obligations
                                        Lehman Brothers                    $61,901                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $35,652                   Corporate Obligations

Large Cap Select Fund                   Citigroup                          $5,526                    Equity Securities
                                        Goldman Sachs                      $1,448                    Equity Securities
                                        J.P. Morgan Chase                  $468                      Equity Securities
                                        Lehman Brothers                    $359                      Equity Securities
                                        Merrill Lynch                      $1,242                    Equity Securities
                                        Bank of America                    $779                      Equity Securities
                                        Credit Suisse First Boston         $2,679                    Corporate Obligations
                                        Deutsche Bank                      $4,302                    Corporate Obligations
                                        Merrill Lynch                      $7,305                    Corporate Obligations
                                        Goldman Sachs                      $1,744                    Corporate Obligations
                                        Lehman Brothers                    $3,672                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $2,116                    Corporate Obligations

Large Cap Value Fund                    Bank of America                    $19,515                   Equity Securities
                                        Goldman Sachs                      $11,670                   Equity Securities
                                        J.P. Morgan Chase                  $19,235                   Equity Securities
                                        Citigroup                          $61,916                   Equity Securities
                                        Merrill Lynch                      $107,687                  Equity Securities
                                        Credit Suisse First Boston         $32,785                   Corporate Obligations
                                        Deutsche Bank                      $52,628                   Corporate Obligations

                                       70

                                        REGULAR BROKER OR DEALER           AMOUNT OF SECURITIES
FUND                                    ISSUING SECURITIES                 HELD BY FUND (000)        TYPE OF SECURITIES

                                        Goldman Sachs                      $21,336                   Corporate Obligations
                                        Lehman Brothers                    $44,947                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $25,887                   Corporate Obligations

Mid Cap Growth Opportunities Fund       Credit Suisse First Boston         $49,269                   Corporate Obligations
                                        Deutsche Bank                      $79,088                   Corporate Obligations
                                        Merrill Lynch                      $134,356                  Corporate Obligations
                                        Goldman Sachs                      $32,062                   Corporate Obligations
                                        Lehman Brothers                    $67,544                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $38,902                   Corporate Obligations

Mid Cap Index Fund                      Credit Suisse First Boston         $6,314                    Corporate Obligations
                                        Deutsche Bank                      $10,135                   Corporate Obligations
                                        Merrill Lynch                      $17,217                   Corporate Obligations
                                        Goldman Sachs                      $4,108                    Corporate Obligations
                                        Lehman Brothers                    $8,665                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $4,985                    Corporate Obligations

Mid Cap Value Fund                      Countrywide                        $2,812                    Equity Securities
                                        Credit Suisse First Boston         $11,928                   Corporate Obligations
                                        Deutsche Bank                      $19,148                   Corporate Obligations
                                        Merrill Lynch                      $32,529                   Corporate Obligation
                                        Goldman Sachs                      $7,763                    Corporate Obligations
                                        Lehman Brothers                    $16,353                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $9,418                    Corporate Obligations

Real Estate Securities Fund             Credit Suisse First Boston         $4,293                    Corporate Obligations
                                        Deutsche Bank                      $6,470                    Corporate Obligations
                                        Merrill Lynch                      $11,705                   Corporate Obligations
                                        Goldman Sachs                      $2,794                    Corporate Obligations
                                        Lehman Brothers                    $5,885                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $3,389                    Corporate Obligations

Short Term Bond Fund                    Citigroup                          $4,363                    Corporate Obligations
                                        Credit Suisse First Boston         $32,277                   Corporate Obligations
                                        Goldman Sachs                      $25,984                   Corporate Obligations
                                        Merrill Lynch                      $78,611                   Corporate Obligations
                                        Lehman Brothers                    $36,292                   Corporate Obligations
                                        Bank of America                    $6,405                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $26,079                   Corporate Obligations
                                        Deutsche Bank                      $38,467                   Corporate Obligations
                                        Merrill Lynch                      $681                      Equity Securities
                                        J.P. Morgan Chase                  $4,509                    Corporate Obligations

Small Cap Growth Opportunities Fund     Credit Suisse First Boston         $9,133                    Corporate Obligations

                                       71

                                        REGULAR BROKER OR DEALER           AMOUNT OF SECURITIES
FUND                                    ISSUING SECURITIES                 HELD BY FUND (000)        TYPE OF SECURITIES

                                        Deutsche Bank                      $14,663                   Corporate Obligations
                                        Merrill Lynch                      $24,909                   Corporate Obligations
                                        Goldman Sachs                      $5,944                    Corporate Obligations
                                        Lehman Brothers                    $12,522                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $7,212                    Corporate Obligations

Small Cap Index Fund                    Credit Suisse First Boston         $1,127                    Corporate Obligations
                                        Deutsche Bank                      $1,808                    Corporate Obligations
                                        Merrill Lynch                      $3,073                    Corporate Obligations
                                        Goldman Sachs                      $732                      Corporate Obligations
                                        Lehman Brothers                    $1,544                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $889                      Corporate Obligations

Small Cap Select Fund                   Credit Suisse First Boston         $39,367                   Corporate Obligations
                                        Deutsche Bank                      $63,193                   Corporate Obligations
                                        Merrill Lynch                      $107,354                  Corporate Obligations
                                        Goldman Sachs                      $25,618                   Corporate Obligations
                                        Lehman Brothers                    $53,971                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $31,084                   Corporate Obligations

Small Cap Value Fund                    Credit Suisse First Boston         $12,160                   Corporate Obligations
                                        Deutsche Bank                      $19,520                   Corporate Obligations
                                        Merrill Lynch                      $33,158                   Corporate Obligations
                                        Goldman Sachs                      $7,914                    Corporate Obligations
                                        Lehman Brothers                    $16,672                   Corporate Obligations
                                        Morgan Stanley Dean Witter         $9,601                    Corporate Obligations

Technology Fund                         Credit Suisse First Boston         $3,610                    Corporate Obligations
                                        Deutsche Bank                      $5,794                    Corporate Obligations
                                        Merrill Lynch                      $9,845                    Corporate Obligations
                                        Goldman Sachs                      $2,350                    Corporate Obligations
                                        Lehman Brothers                    $4,948                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $2,850                    Corporate Obligations

U.S. Government Mortgage Fund           Citigroup                          $2,896                    Corporate Obligations
                                        Morgan Stanley Dean Witter         $5,055                    Corporate Obligations
                                        Merrill Lynch                      $17,274                   Corporate Obligations
                                        Merrill Lynch                      $182                      Equity Securities
                                        Credit Suisse First Boston         $6,402                    Corporate Obligations
                                        Deutsche Bank                      $9,026                    Corporate Obligations
                                        Goldman Sachs                      $4,166                    Corporate Obligations
                                        Lehman Brothers                    $8,777                    Corporate Obligations

                                       72

                                  CAPITAL STOCK

          Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

          Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series.
The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series.
Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

          As of January 2, 2004, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

TAX FREE

US BANCORP PIPER JAFFRAY FOR THE                   53.31%
EXCLUSIVE BENEFIT OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   48.01%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP INVESTMENTS INC.                                                36.15%
FBO 245736201
100 SOUTH 5TH ST. SUITE 1400
MINNEAPLOIS MN 55402-1217

BAND AND CO                                                                            87.67%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                      8.28%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

MINNESOTA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE         59.48%
BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

WELLS FARGO INVESTMENTS                            11.15%
A/C 8999-1120
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 554021916

                                       73

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANCORP PIPER JAFFRAY                                                   59.77%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP INVESTMENTS INC.                                                 5.52%
FBO 192318101
100 SOUTH 5TH ST. SUITE 1400
MINNEAPLOIS MN 55402-1217

BAND AND CO                                                                            84.00%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

US BANCORP PIPER JAFFRAY FOR THE                                                        6.18%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

MINNESOTA INTER TAX FREE

US BANCORP PIPER JAFFRAY                           30.18%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND & CO                                                                              90.61%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON & CO                                                                         5.95%
PO BOX 1787
MILWAUKEE, WI 53201-1787

COLORADO
INTERMEDIATE
TAX FREE

US BANCORP PIPER JAFFRRAY                           8.73%
FOR THE EXCLUSIVE BEN OF IT'S
CUSTOMERS
ATTN TA SERVICE BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                          5.57%
FBO 220582181
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                          5.42%
FBO 220582181
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

BAND & CO                                                                              71.10%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       74

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

WASHINGTON & CO                                                                        24.19%
PO BOX 1787
MILWAUKEE, WI 53201-1787

MISSOURI TAX FREE

US BANCORP INVESTMENTS INC.                                                36.34%
FBO 255841471
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP PIPER JAFFRAY                                                   16.53%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP INVESTMENTS INC.                                                11.83%
FBO 252717941
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC.                                                11.04%
FBO 255838911
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC.
FBO 222803741
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                              76.31%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON & CO                                                                        19.79%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

LARGE CAP VALUE

US BANCORP PIPER JAFFRAY FOR THE                   33.77%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE                     19.37%
BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

CAPINCO                                                                                41.31%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND AND CO                                                                            25.43%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

                                       75

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US  BANK CUST                                                                          17.98%
USB BANCORP CAP
U/A01-01-1984
1805TH ST E STE SPEN0502
SAINT PAUL, MN 55101-2672

WASHINGTON AND  CO                                                                     5.50%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

MUGGS & CO                                                                                         45.74%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                            11.24%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

MID CAP VALUE

US BANCORP PIPER JAFFRAY                           23.195
FOR THE SOLE BEN OF ITS CUSTOMERS.
OMNIBUS. ATTN TA SERVICE BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-1217

US BANCORP PIPER JAFFRAY                           28.61%
FOR THE SOLE BEN OF ITS CUSTOMERS.
MID CAP VALUE CL B OMNIBUS.
ATTN TA SERVICE BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-1217

CAPINCO                                                                                43.18%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                                18.24%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

US BANK TR                                                                             15.67%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST STE SPEN 0502
ST PAUL, MN 55101-2672

US BANK TR                                                                             12.33%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST STE SPEN 0502
ST PAUL, MN 55101-2672

NFSC FEBO# 251-056723                                                                              22.76%
US BANK NATIONAL ASSOC TTEE
FIRST NATIONAL BANK OF BUFFALO
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

                                       76

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

NFSC FEBO# 251-053627                                                                              18.50%
US BANK NATIONAL ASSOC TTEE
PELLA PRODUCTS COMPANY RETIREM
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-056286                                                                              11.89%
US BANK NATIONAL ASSOC TTEE
ERICKSON &BROOKS RETIREMENT S
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

MUGGS &CO                                                                                          11.02%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON & CO                                                                                    9.71%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-062316                                                                              9.60%
US BANK NATIONAL ASSOC TTEE
MIDLAND COMPUTER IN 401(K) SA
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

BAND & CO                                                                                          7.41%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

SMALL CAP VALUE

US BANCORP PIPER JAFFRAY                           19.36%
FOR SOLE BEN OF ITSCUSTOMERS.
SMALL CAP  VALUE  A OMNIBUS
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

PERSHING LLC                                        6.95%
PO VOX 2052
JERSEY CITY, NJ  07303-2052

US BANCORP PIPER JAFFRAY                                       26.77%
FOR SOLE BEN OF ITS CUSTOMERS.
SMALL CAP  VALUE  A OMNIBUS
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

CAPINCO                                                                                36.08
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

US BANK CUST                                                                           23.23%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
ST PAUL, MN 55101-2672

                                       77

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

BAND & CO                                                                              11.16%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON & CO                                                                         6.44%
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-070050                                                                              23.66%
US BANK NATIONAL ASSOC TTEE
WAITT MEDIA, INC 401 (K) PLAN
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-060550                                                                              16.09%
US BANK NATIONAL ASSOC TTEE
LAKELAND MOLD COMPANY401(K) P
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-056286                                                                               9.82%
US BANK NATIONAL ASSOC TTEE
ERICKSON & BROOKS RETIREMENT S
1555 N. RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-056367                                                                               9.62%
US BANK NATIONAL ASSOC TTEE
EVERIST MATERIALS LLC 401(K) P
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-062316                                                                               6.32%
US BANK NATIONAL ASSOC TTEE
MIDLAND COMPUTER INC 401(K) SA
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-054313                                                                               5.95%
US BANK NATIONAL ASSOC TTEE
CITY OF PAPILLION POLICE PENSION
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

BAND & CO                                                                                           5.61%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-053627                                                                               5.16%
US BANK NATIONAL ASSOC TTEE
PELLA PRODUCTS COMPANY RETIREM
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-063860                                                                               5.00%
US BANK NATIONAL ASSOC TTEE
OMAHA FIXTURE MANUFACTURING I
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

                                       78

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CALIFORNIA INTERMEDIATE
TAX FREE

US BANCORP INVESTMENTS                             10.43%
FBO 180845331
60 LIVINGSTON AVE
ST.PAUL MN 55107-2292

US BANCORP INVESTMENTS                             10.22%
FBO 124484601
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS                             5.49%
FBO 124484601
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS, MN 55402-1217

BAND & CO                                                                              79.57%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON AND  CO                                                                     19.72%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

OREGON INTERMEDIATE
TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE          7.94%
BENEFIT OF ITS CUSTOMERS
 OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

WILLIAM L MAINWARING                                7.33%
1090 SOUTHRIDGE PL S
SALEM, OR  97302-5947

ATWELL & CO FBO 752581985                           6.71%
PO BOX 2044
PECK SLIP STATION
NEW YORK, NY  10036

WASHINGTON & CO                                                                        55.50%
PO BOX 1787
MILWAUKEE, WI 53201-1787

BAND & CO                                                                              40.73%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

TECHNOLOGY

US BANCORP PIPER JAFFRAY                           25.71%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

                                       79

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANCORP PIPER JAFFRAY                           12.09%
FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS.
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

FIDELITY INVESTMENTS INSTL OPS CO                   8.92%
AGENT FOR CERTAIN EMPLOYEE
BENEFIT PLAN
100 MAGELLAN WAY - KWIC
COVINGTON KY 41015-1999

US BANCORP PIPER JAFFRAY                                       19.96%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND & CO                                                                              14.44%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                14.35%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON & CO                                                                        10.68%
PO BOX 1787
MILWAUKEE, WI 53201-1787

MUGGS &CO                                                                                          33.27%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                            18.52%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-056723                                                                              10.73%
US BANK NATIONAL ASSOC TTEE
FIRST NATIONAL BANK OF BUFFALO
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-056626                                                                               9.23%
US BANK NATIONAL ASSOC TTEE
FIEHRER MOTERS, INC 401(K) PL
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-064807                                                                               6.07%
US BANK NATIONAL ASSOC TTEE
GEORGE WHITE CHEVROLET, INC 4
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

                                       80

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

HIGH INCOME BOND

US BANCORP PIPER JAFFRAY                           14.43%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP INVESTMENTS INC                         13.31%
FBO 220582181
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

WELLS FARGO INVESTMENTS                             7.55%
A/C 15233000
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 554021916

WELLS FARGO INVESTMENTS                             6.63%
A/C 8999-1120
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 554021916

US BANCORP PIPER JAFFRAY FOR THE                    6.33%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP INVESTMENTS INC                          6.03%
FBO 122264601
100  SOUTH FIFTH ST STE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP PIPER JAFFRAY FOR THE                               12.37%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HIGH INCOME BOND CL B  OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   65.07%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND AND CO                                                                            67.50%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                     16.60%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                                14.11%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

NFSC FEBO# 251-064912                                                                              48.98%
US BANK NATIONAL ASSOC TTEE
PPMH 401(K) RETIREMENT PLAN
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

                                       81

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

BAND & CO                                                                                          21.03%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-051195                                                                              18.38%
US BANK NATIONAL ASSOC TTEE
ACCURATE ELECTRIC CONSTUCT, I
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

CAPINCO                                                                                             5.35%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

INTERMEDIATE TAX FREE

UNIFIED TRUST COMPANY NA                            6.74%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON, KY  40504-2308

BAND AND CO                                                                            48.11%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                     44.55%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                                 7.19%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

INTERMEDIATE GOVERNMENT BOND

WASHINGTON AND  CO                                                                     91.02%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND AND CO                                                                             5.96%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

BALANCED

US BANCORP PIPER JAFFRAY                           10.44%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY                                       18.67%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

                                       82

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                 5.53%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

NFSC FEBO #251-070254                                                                   5.45%
US  BANK NATIONAL ASSOC TTEE
U/A  07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI  53212-3958

MUGGS & CO                                                                                         19.09%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-053074                                                                              14.31%
US BANK NATIONAL ASSOC TTEE
BLOOMER PLASTICS, INC PROFIT
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-064530                                                                               7.46%
US BANK NATIONAL ASSOC TTEE
PETEFISH, SKILES & CO. PROFIT
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-072117                                                                               6.72%
US BANK NATIONAL ASSOC TTEE
CLEAN THE UNIFORM CO ST LOUIS
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

EQUITY INCOME

US BANCORP PIPER JAFFRAY FOR THE                   11.49%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INCOME CL Y
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY FOR THE                                                       32.91%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INCOME CL Y
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND & CO                                                                              29.60%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                22.38%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

MUGGS & CO                                                                                         27.01%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       83

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                            20.75%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-072117                                                                               8.68%
US BANK NATIONAL ASSOC TTEE
CLEAN THE UNIFORM CO ST LOUIS
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

REAL ESTATE SECURITIES

UNIFIED TRUST COMPANY NA                           50.43%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON, KY  40504-2308

UNIFIED TRUST COMPANY NA                           14.27%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON, KY  40504-2308

US BANCORP PIPER JAFFRAY                                       14.37%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND & CO                                                                              48.06%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                28.28%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-178

WASHINGTON & CO                                                                        18.48%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

MUGGS & CO                                                                                         20.15%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                            11.79%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-069299                                                                               9.30%
US BANK NATIONAL ASSOC TTEE
TRANSWOOD EMPLOYEES' RETIREMENT
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

                                       84

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

NFSC FEBO# 251-069795                                                                               8.57%
US BANK NATIONAL ASSOC TTEE
VALLEY INTERIOR SYSTEMS INC
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

BAND & CO                                                                                           6.54%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-069728                                                                               6.35%
US BANK NATIONAL ASSOC TTEE
UTILITY TRAILER SALES 401(K) P
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-056260                                                                               5.06%
US BANK NATIONAL ASSOC TTEE
EPISCOPAL RETIREMENT HOMES, IN
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

INTERNATIONAL

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE         41.04%
BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY FOR THE                               34.41%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

CAPINCO                                                                                51.82%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND AND CO                                                                            25.38%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                     10.70%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

US BANK TR                                                                              5.05%
U/A 01-01-1984
180 5TH ST E STE SPEN0502
ST. PAUL, MN  55101-2672

MUGGS & CO                                                                                         22.55%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       85

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                            19.42%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-067709                                                                               9.83%
US BANK NATIONAL ASSOC TTEE
STEEL TECHNOLOGIES, INC 401(K)
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-060810                                                                               7.05%
US BANK NATIONAL ASSOC TTEE
LESSING-FLYNN ADVERTISING CO.
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

EQUITY INDEX

US BANCORP PIPER JAFFRAY                           15.46%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS
EQUITY INDEX  CLASS A
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY                                       23.72%
FOR THE EXCLUSIVE BEN OF ITS
CUSTOMERS
EQUITY INDEX  CLASS B
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

USBANCORP PIPER JAFFRAY                                                    35.10%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                25.30%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND & CO                                                                              18.27%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

US BANK TRUST                                                                          11.01%
U/A 01-01-1984
180 5TH ST E STE SPEN0502
ST. PAUL, MN 55102-2672

WASHINGTON & CO                                                                        10.95%
PO BOX 1787
MILWAUKEE, WI 53201-1787

MUGGS & CO                                                                                         25.15%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       86

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                            21.73%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

ARIZONA TAX FREE

US BANCORP PIPER JAFFRAY                           69.00%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

GRETA GILMORE                                      10.71%
4316 N 3RD AVE
PHOENIX AZ 85013-2913

US BANCORP PIPER JAFFRAY                                                   43.23%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

DEAN WITTER FOR THE BENEFIT OF G RANGITSCH & L                             25.33%
RANGITSCH CO-TTEE
PO BOX 250
CHURCH STREET STATION
NEW YORK NY 10008-0250

WILLIAM BLAIR & CO LLC                                                     11.98%
LEE H BROWN
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

BAND & CO                                                                              75.22%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        19.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA TAX FREE

US BANCORP PIPER JAFFRAY                           20.35%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   66.85%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                       87

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

FIRST CLEARING LLC CUST                                                    18.90%
FBO LISA JENSEN TRUST
A/C 547530081
U/A 01/02/2001
1606 EUCLID AVE
BRISTOL VA 24201-3734

BAND & CO                                                                              82.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        17.09%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

COLORADO TAX FREE

US BANCORP PIPER JAFFRAY                           42.72%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   76.96%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              90.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                         6.89%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NEBRASKA TAX FREE

US BANCORP PIPER JAFFRAY                           33.26%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

UBATCO & CO                                        27.16%
ATTN TRUST OPERATIONS
PO BOX 82535
LINCOLN NE 68501-2535

BAND & CO                                          11.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                       88

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANCORP PIPER JAFFRAY                                                   71.89%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP INVESTMENTS INC.                                                 6.63%
FBO 141392081
100 SOUTH 5TH ST. SUITE 1400
MINNEAPLOIS MN 55402-1217

BAND & CO                                                                              91.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TAX FREE

US BANCORP INVESTMENTS INC.                        21.21%
FBO 111200371
100 SOUTH 5TH ST. SUITE 1400
MINNEAPLOIS MN 55402-1217

US BANCORP INVESTMENTS INC                         12.79%
FBO GEORGE W SHARROW
MARIE SHARROW, JTWROS
11407 SE 68TH ST
NEWCASTLE WAS 98056-1007

US BANCORP INVESTMENTS INC.                         9.72%
FBO 224882901
100 SOUTH 5TH ST. SUITE 1400
MINNEAPLOIS MN 55402-1217

RAYMOND A LARSON JR & BETTY E                       6.34%
LARSON JTWROS
1119 REGIS CT STE 6
PO BOX 1268
EAU CLAIRE WI 57402-1268

US BANCORP INVESTMENTS INC.                         5.05%
FBO 224628651
60 LIVINGSTON AVE
ST PAUL MN 55107-2292

WASHINGTON & CO                                                                        66.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              28.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CORPORATE BOND

US BANCORP PIPER JAFFRAY                                        8.51%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                       89

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANCORP PIPER JAFFRAY                                                   78.44%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              66.96%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        19.62%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                12.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                                         74.52%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-058572                                                                              16.10%
US BANK NATIONAL ASSOC TTEE
HEI, INC. EE SAV AND RET PLAN
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

CAPINCO                                                                                             8.47%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CORE BOND

US BANCORP PIPER JAFFRAY FOR THE                   17.71%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SEVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

MCWOOD CO                                           8.86%
C/O FIRST CITIZENS BANK AND TRUST
P.O. BOX 29522 RALEIGH, NC 27626-0522

US BANCORP PIPER JAFFRAY FOR THE                                8.13%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SEVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   56.65%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                       90

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

BAND & CO                                                                              48.27%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                17.30%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON & CO                                                                        13.76%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

US BANK CUST                                                                            5.89%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN 0502
ST PAUL, MN 55101-2672

MUGGS & CO                                                                                         33.38%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                            26.47%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

INTERMEDIATE TERM BOND

MCWOOD AND CO                                      30.00%
P.O. BOX 29522
RALEIGH, NC 27626-0522

US BANCORP PIPER JAFFRAY FOR THE                   16.10%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTERMEDIATE TERM BOND CL A
OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND AND CO                                                                            42.76%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                                27.31%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                     17.88%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

MUGGS & CO                                                                                         16.97%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

BAND & CO                                                                                           7.23%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       91

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

NFSC FEBO# 251-056588                                                                               6.47%
US BANK NATIONAL ASSOC TTEE
FERREL-DUNCAN CLINIC, INC. 40
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958
CAPINCO                                                                                             5.92%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

NFSC FEBO# 251-063673                                                                               5.81%
US BANK NATIONAL ASSOC TTEE
NORTHWOOD INVS CORPORATION 401
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

NFSC FEBO# 251-064173                                                                               5.22%
US BANK NATIONAL ASSOC TTEE
QUALITY INDUSTRIES, INC PROFIT
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE, WI 53212-3958

SHORT TERM BOND

US BANCORP PIPER JAFFRAY FOR THE                   11.48%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SHORT TERM BOND CL A    OMNIBUS A/C
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

BAND AND CO                                                                            45.33%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                                28.80%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

WASHINGTON AND  CO                                                                     20.32%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787
MUGGS & CO                                                                                         40.51%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                            19.61%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

BAND & CO                                                                                          13.62%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                                       92

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

OHIO TAX FREE BOND

US BANCORP INVESTMENTS INC                         22.31%
FBO 224114821
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

STRAFE & CO                                        18.33%
FAO MARILYN FULTZ PCIAA
A/C 6800213800
P.O. BOX 160
WESTERVILLE, OH 43086-0160

NFSC FEBO# U85-000027                              18.32%
FIRST FINANCIAL BANK
CASH ACCOUNT
ATTN: TRUST OPERATIONS
PO BOX 475
HAMILTON, OH 45012-0476

GOOD SAMARITAN HOSPITAL                            12.93%
MEDICAL STAFF
ATTN DR EDOUARD FEGHALI TR
2999ALPINE TER
CINCINNATI OH 45208-3407

US BANCORP INVESTMENTS INC                         10.42%
FBO 249148651
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                         5.52%
FBO 249260341
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                                                 90.22%
FBO 249507111
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

BARBARA E  RICHARDSON                                                       7.02%
1580 LONDON DR
COLUMBUS, OH 43221-1424

BAND & CO                                                                              84.20%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

CAPINCO                                                                                14.87%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

SMALL CAP GROWTH OPPORTUNITIES

CHARLES SCHWAB & CO INC                            32.35%
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

                                       93

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

UMB BANK NA                                        10.54%
J P MORGAN RETIREMENT PLAN
SERVICES
FERRELL GAS 401 (K) INVESTMENT
PLAN
U/A 08/01/1999
9300 WARD PKWY
KANSAS CITY MO 64114-3317

US BANCORP PIPER JAFFRAY                            5.04%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                        8.07%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   62.83%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                                         44.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                            36.58%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                                     5.13%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                53.80%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              22.38%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                         8.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                       94

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

SMALL CAP SELECT

US BANCORP PIPER JAFFRAY                           25.61%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

FOBCO A PARTNERSHIP-MODERATE A                     5.34%
PARTNERSHIP
DENNIS R HUNT
7650 MAGNA DRIVE
BELLEVILLE IL 62223-3366

US BANCORP PIPER JAFFRAY                                       16.86%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   63.28%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                                         23.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                            13.93%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NATIONAL ASSOC TTEE                                                                         6.87%
CLEAN THE UNIFORM CO ST LOUIS PLAN
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

CAPINCO                                                                                38.43%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        26.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              18.63%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP CAP                                                                          6.03%
U/A 01-01-1984
1805TH ST E STE SPEN 0502
ST PAUL MN 55101-2672

                                       95

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

MID CAP INDEX

US BANCORP PIPER JAFFRAY                           12.71%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                       10.37%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

FIRST CLEARING, LLC                                             6.26%
A/C 4563-5936
LISA JENSEN TRUST
LISA M JENSEN TTEE
811 COLLEEN COURT
INCLINE VLG NV 89451-8630

US BANCORP PIPER JAFFRAY                                                   30.39%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                                         40.34%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                          10.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NATIONAL ASSOC TTEE                                                                         7.17%
THE LUTHER HOLDING COMPANY SAV
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         5.63%
TRANSWOOD EMPLOYEES' RETIREMENT
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

BAND & CO                                                                              36.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                34.86%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        16.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                       96

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

SMALL CAP INDEX

US BANCORP PIPER JAFFRAY                           28.66%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP INVESTMENTS INC.                         6.26%
FBO 181073911
60 LIVINGSTON AVENUE
ST PAUL MN 55107-2292

FIRST CLEARING LLC CUST                                        14.84%
FBO LISA JENSEN TRUST
A/C 547530081
U/A 01/02/2001
1606 EUCLID AVE
BRISTOL VA 24201-3734

US BANCORP PIPER JAFFRAY                                       11.64%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   37.88%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANK NATIONAL ASSOC TTEE                                                 6.66%
GOOSSEN & SCHULTZ PROFIT-SHARING
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                 5.04%
ARRAN TECHNOLOGIES, IN. 401K
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                        10.94%
NORWOOD TOOL COMPANY EE SAV PL
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                        10.39%
ATWOOD MOBILE PRODUCTS, INC R
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         8.08%
STANLEY MARKS & CO INCENTIVE
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

                                       97

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANK NATIONAL ASSOC TTEE                                                                         6.62%
HODGE COMPANY EE PENSION AND S
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         5.87%
METRIX CORPORATION 401K PS P
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         5.63%
CIPRICO, INC EMPLOYEE SAVINGS
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         5.19%
NASSCO, INC. 401K PROFIT SHA
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

US BANK NATIONAL ASSOC TTEE                                                                         5.03%
NORTHERN CROSSARM COMPANY, INC
U/A 07/16/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

CAPINCO                                                                                46.06%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              25.83%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        15.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. GOVERNMENT MORTGAGE

US BANCORP INVESTMENTS INC.                         6.81%
FBO 252843911
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP PIPER JAFFRAY                                        7.58%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   86.17%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                       98

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

MUGGS & CO                                                                                         45.21%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                            24.66%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                           7.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NATIONAL ASSOC TTEE                                                                         6.28%
CIPRICO, INC. EMPLOYEE SAVINGS
U/A 07/15/03
1555 N RIVERCENTER DR STE 303
MILWAUKEE WI 53212-3958

BAND & CO                                                                              77.79%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                         9.88%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                 8.83%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MIDCAP GROWTH OPPORTUNITIES

US BANCORP PIPER JAFFRAY                           27.98%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                       12.57%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   31.18%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                                         26.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                       99

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                            23.01%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                           8.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                33.45%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        28.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              16.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                            6.17%
USB BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN 0502
ST PAUL MN 55101-2672

LARGE CAP GROWTH OPPORTUNITIES

US BANCORP PIPER JAFFRAY                           29.26%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                        9.26%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

US BANCORP PIPER JAFFRAY                                                   62.44%
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                                         39.54%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                            22.06%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                      100

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

CAPINCO                                                                                41.62%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                              25.85%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                        20.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LARGE CAP  SELECT

US BANCORP INVESTMENTS INC                         19.22%
FBO 221758551
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

NFSC FEBO # X25-143898                             17.23%
CLARE M RELIHAN
3118 W 111TH DR
WESTMINSTER, CO 80031-6835

US BANK NA CUST                                    7.91%
JAMES J KAVANAGH SIMPLE IRA
ADEMINO & ASSOCIATES INC
SIMPLE PLAN
N2934 VALLEY VIEW DR
HORTONVILLE, WI 54944-9782

US BANCORP INVESTMENTS INC                          6.21%
FBO 225708241
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                          6.06%
FBO 224229761
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP INVESTMENTS INC                          5.03%
FBO 191031001
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

US BANCORP PIPER JAFFERY                                                   58.47%
FOR THE SOLE BEN OF ITS CUSTOMERS
CUSTOMERS LARGE CAP SELECT C
ATT TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS, MN 55402-7000

US BANK NA CUST                                                             7.53%
EMILY O BEATTY COVERDELL ESA
MITCHELL B BEATTY GDN
3345 MIDWAY RD
MARION, IA 52302-9712

                                      101

                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                 CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                                 -------------------------------------------------------

US BANK NA CUST                                                             7.53%
CAL J BEATTY COVERDELL ESA
MITCHELL B BEATTY GDN
3345 MIDWAY RD
MARION, IA 52302-9712

US BANK NA CUST                                                             7.53%
BLAINE P BEATTY COVERDELL ESA
MITCHELL B BEATTY GDN
3345 MIDWAY RD
MARION, IA 52302-9712

US BANK NA CUST                                                             6.76%
MARSHA TUSCHEN ROTH IRA
42575 252ND ST
ALEXANDRIA, SD 57311-7609

US BANCORP INVESTMENTS INC                                                  6.15%
FBO 222523571
100 S 5TH ST STE 1400
MINNEAPOLIS, MN 55402-1217

CAPINCO                                                                                70.78%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

WASHINGTON & CO                                                                        14.82%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

BAND & CO                                                                              14.14%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

          The public offering price of the shares of a Fund generally equals the
Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the
Funds' Prospectuses. The public offering price of each Fund's Class A and Class
C Shares as of September 30, 2003 was as set forth below. Please note that the public offering prices of Class B, Class Y and Class S Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                      102

                                                 PUBLIC OFFERING PRICE

                                              CLASS A             CLASS C
Balanced Fund                                  10.02                 9.54
Equity Income Fund                             12.23                11.63
Large Cap Growth Opportunities Fund            24.17                22.78
Large Cap Value Fund                           15.84                15.02
Equity Index Fund                              19.79                18.78
Mid Cap Index Fund                             10.96                10.38
Small Cap Index Fund                           12.14                11.55
Small Cap Growth Opportunities Fund            23.23                21.87
Mid Cap Growth Opportunities Fund              35.64                33.58
Mid Cap Value Fund                             17.25                16.28
Small Cap Select Fund                          15.37                14.46
Small Cap Value Fund                           15.11                13.88
International Fund                              9.51                 8.72
Real Estate Securities Fund                    16.93                16.05
Technology Fund                                 7.46                 6.93
Corporate Bond Fund                            10.68                10.28
Core Bond Fund                                 12.07                11.65
Intermediate Term Bond Fund*                   10.70                    *
Short Term Bond Fund*                          10.50                    *
High Income Bond Fund                           9.54                 9.19
U.S. Government Mortgage Fund                  11.37                10.95
Arizona Tax Free Fund                          11.83                11.42
California Intermediate Tax Free Fund*         10.88                    *
California Tax Free Fund                       11.91                11.53
Colorado Intermediate Tax Free Fund*           11.34                    *
Colorado Tax Free Fund                         12.08                11.68
Intermediate Tax Free Fund*                    11.56                    *
Minnesota Intermediate Tax Free Fund*          10.68                    *
Minnesota Tax Free Fund                        11.84                11.41
Missouri Tax Free Fund                         12.92                12.47
Nebraska Tax Free Fund                         11.13                10.69
Oregon Intermediate Tax Free Fund*             10.67                    *
Tax Free Fund                                  11.78                11.35
Ohio Tax Free Fund                             11.01                10.55
Short Tax Free Fund*                           10.41                    *
Intermediate Government Bond Fund*             10.24                    *
Large Cap Select Fund                          12.12                11.54

*Class C shares not offered.

          The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The
NYSE is not open for business on the following holidays (or on the nearest
Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin
Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial
Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

                                      103

          On September 30, 2003, the net asset values per share for each class of shares of the Funds were calculated as follows.

------------------------------------------------------------------------------------------------------------------
                                          NET ASSETS                   SHARES                      NET ASSET
                                                                       OUTSTANDING                 VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                98,015,987.00                10,346,194.00               9.47
------------------------------------------------------------------------------------------------------------------
   Class B                                33,015,235.00                3,510,168.00                9.41
------------------------------------------------------------------------------------------------------------------
   Class C                                7,088,906.00                 751,010.00                  9.44
------------------------------------------------------------------------------------------------------------------
   Class S                                23,844,083.00                2,513,197.00                9.49
------------------------------------------------------------------------------------------------------------------
   Class Y                                363,156,550.00               38,234,493.00               9.50
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                144,281,398.16               12,480,293.86               11.56
------------------------------------------------------------------------------------------------------------------
   Class B                                22,156,269.69                1,928,425.95                11.49
------------------------------------------------------------------------------------------------------------------
   Class C                                19,386,036.81                1,684,716.81                11.51
------------------------------------------------------------------------------------------------------------------
   Class S                                17,170,395.53                1,484,728.82                11.56
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,278,469,430.73             109,919,986.26              11.63
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                93,330,433.86                4,086,083.01                22.84
------------------------------------------------------------------------------------------------------------------
   Class B                                37,853,289.05                1,712,708.02                22.10
------------------------------------------------------------------------------------------------------------------
   Class C                                15,365,304.08                681,502.28                  22.55
------------------------------------------------------------------------------------------------------------------
   Class S                                15,889,623.37                695,490.13                  22.85
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,072,174,132.59             45,864,808.03               23.38
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                88,023,406.84                5,882,347.32                14.97
------------------------------------------------------------------------------------------------------------------
   Class B                                30,986,963.11                2,108,979.93                14.70
------------------------------------------------------------------------------------------------------------------
   Class C                                6,844,122.43                 460,391.73                  14.87
------------------------------------------------------------------------------------------------------------------
   Class S                                23,845,301.99                1,593,994.58                14.96
------------------------------------------------------------------------------------------------------------------
   Class Y                                874,266,913.08               58,273,685.15               15.01
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                158,323,973.87               8,465,548.56                18.70
------------------------------------------------------------------------------------------------------------------
   Class B                                71,624,199.87                3,874,956.89                18.48
------------------------------------------------------------------------------------------------------------------
   Class C                                31,330,346.62                1,685,284.39                18.59
------------------------------------------------------------------------------------------------------------------
   Class S                                52,924,817.05                2,830,421.55                18.70
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,771,794,670.77             94,787,365.01               18.69
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                5,332,313.31                 514,494.32                  10.36
------------------------------------------------------------------------------------------------------------------
   Class B                                2,418,900.47                 235,961.36                  10.25
------------------------------------------------------------------------------------------------------------------
   Class C                                1,755,885.65                 170,767.09                  10.28
------------------------------------------------------------------------------------------------------------------
   Class S                                4,134,490.94                 399,067.74                  10.36
------------------------------------------------------------------------------------------------------------------
   Class Y                                239,173,518.96               23,060,013.58               10.37
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                3,480,309.23                 303,366.11                  11.47
------------------------------------------------------------------------------------------------------------------
   Class B                                992,596.31                   87,576.48                   11.33
------------------------------------------------------------------------------------------------------------------
   Class C                                1,268,450.74                 111,022.07                  11.43
------------------------------------------------------------------------------------------------------------------
   Class S                                3,209,617.00                 281,233.09                  11.41
------------------------------------------------------------------------------------------------------------------
   Class Y                                119,102,349.51               10,348,085.71               11.51
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                81,999,308.72                3,736,220.58                21.95
------------------------------------------------------------------------------------------------------------------
   Class B                                6,441,254.55                 306,047.16                  21.05
------------------------------------------------------------------------------------------------------------------
   Class C                                1,528,577.37                 70,615.09                   21.65
------------------------------------------------------------------------------------------------------------------
   Class S                                3,693,825.70                 168,261.06                  21.95
------------------------------------------------------------------------------------------------------------------
   Class Y                                382,388,843.14               16,842,755.62               22.70
------------------------------------------------------------------------------------------------------------------

                                      104

------------------------------------------------------------------------------------------------------------------
                                          NET ASSETS                   SHARES                      NET ASSET
                                                                       OUTSTANDING                 VALUE PER SHARE

------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                154,498,078.24               4,587,430.201               33.68
------------------------------------------------------------------------------------------------------------------
   Class B                                9,054,799.25                 280,288.591                 32.30
------------------------------------------------------------------------------------------------------------------
   Class C                                12,648,656.09                380,499.136                 33.24
------------------------------------------------------------------------------------------------------------------
   Class S                                10,283,724.65                305,543.387                 33.66
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,153,644,809.00             33,167,179.078              34.78
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Class A                                16,597,772.43                1,018,104.407               16.30
------------------------------------------------------------------------------------------------------------------
   Class B                                10,154,444.29                642,302.455                 15.81
------------------------------------------------------------------------------------------------------------------
   Class C                                2,915,890.26                 180,894.106                 16.12
------------------------------------------------------------------------------------------------------------------
   Class S                                966,155.43                   59,252.945                  16.31
------------------------------------------------------------------------------------------------------------------
   Class Y                                332,242,536.33               20,311,085.731              16.36
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SMALL CAP SELECT
------------------------------------------------------------------------------------------------------------------
   Class A                                73,444,520.33                5,059,508.479               14.52
------------------------------------------------------------------------------------------------------------------
   Class B                                11,540,805.65                859,929.993                 13.42
------------------------------------------------------------------------------------------------------------------
   Class C                                11,128,426.64                777,225.990                 14.32
------------------------------------------------------------------------------------------------------------------
   Class S                                11,626,990.99                802,644.033                 14.49
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,024,146,040.89             68,365,316.679              14.98
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                32,415,597.21                2,270,491.044               14.28
------------------------------------------------------------------------------------------------------------------
   Class B                                12,560,345.40                923,791.743                 13.60
------------------------------------------------------------------------------------------------------------------
   Class C                                4,354,012.69                 316,827.628                 13.74
------------------------------------------------------------------------------------------------------------------
   Class S                                1,350,924.64                 94,650.181                  14.27
------------------------------------------------------------------------------------------------------------------
   Class Y                                428,846,348.24               29,697,633.417              14.44
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                39,250,512.46                4,365,437.64                8.99
------------------------------------------------------------------------------------------------------------------
   Class B                                7,936,460.55                 951,283.62                  8.34
------------------------------------------------------------------------------------------------------------------
   Class C                                10,438,489.28                1,209,019.15                8.63
------------------------------------------------------------------------------------------------------------------
   Class S                                8,533,187.69                 950,767.96                  8.98
------------------------------------------------------------------------------------------------------------------
   Class Y                                991,027,057.92               108,951,705.70              9.10
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                35,754,285.43                2,234,769.75                16.00
------------------------------------------------------------------------------------------------------------------
   Class B                                3,558,596.76                 224,519.70                  15.85
------------------------------------------------------------------------------------------------------------------
   Class C                                3,228,754.09                 203,132.28                  15.89
------------------------------------------------------------------------------------------------------------------
   Class S                                2,523,985.63                 157,682.94                  16.00
------------------------------------------------------------------------------------------------------------------
   Class Y                                194,932,934.19               12,137,845.35               16.06
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                27,936,192.75                3,962,931.69                7.05
------------------------------------------------------------------------------------------------------------------
   Class B                                16,016,073.99                2,546,404.66                6.29
------------------------------------------------------------------------------------------------------------------
   Class C                                7,055,895.14                 1,028,987.02                6.86
------------------------------------------------------------------------------------------------------------------
   Class S                                3,922,613.80                 558,919.77                  7.02
------------------------------------------------------------------------------------------------------------------
   Class Y                                59,817,331.59                8,217,630.80                7.28
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                13,522,090.99                1,321,519.243               10.23
------------------------------------------------------------------------------------------------------------------
   Class B                                13,575,896.75                1,331,389.325               10.20
------------------------------------------------------------------------------------------------------------------
   Class C                                5,751,958.08                 564,915.613                 10.18
------------------------------------------------------------------------------------------------------------------
   Class S                                2,667,578.37                 260,744.990                 10.23
------------------------------------------------------------------------------------------------------------------
   Class Y                                245,877,078.40               24,036,883.083              10.23
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                191,753,824.58               16,581,933.658              11.56
------------------------------------------------------------------------------------------------------------------
   Class B                                28,096,440.74                2,446,409.135               11.48
------------------------------------------------------------------------------------------------------------------
   Class C                                13,424,103.58                1,164,551.553               11.53
------------------------------------------------------------------------------------------------------------------
   Class S                                39,235,462.36                3,394,050.342               11.56
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,955,908,774.36             169,168,249.213             11.56
------------------------------------------------------------------------------------------------------------------

                                      105

------------------------------------------------------------------------------------------------------------------
                                          NET ASSETS                   SHARES                      NET ASSET
                                                                       OUTSTANDING                 VALUE PER SHARE

------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                78,681,944.32                7,525,472.793               10.46
------------------------------------------------------------------------------------------------------------------
   Class S                                12,272,979.48                1,173,717.024               10.46
------------------------------------------------------------------------------------------------------------------
   Class Y                                1,296,529,058.84             124,357,043.896             10.43
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                159,451,031.32               15,542,324.304              10.26
------------------------------------------------------------------------------------------------------------------
   Class S                                8,709,760.49                 849,455.121                 10.25
------------------------------------------------------------------------------------------------------------------
   Class Y                                832,266,440.83               81,090,021.560              10.26
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                42,013,485.75                4,602,741.949               9.13
------------------------------------------------------------------------------------------------------------------
   Class B                                8,938,772.82                 983,204.758                 9.09
------------------------------------------------------------------------------------------------------------------
   Class C                                19,685,369.57                2,163,288.684               9.10
------------------------------------------------------------------------------------------------------------------
   Class S                                776,642.87                   84,345.426                  9.21
------------------------------------------------------------------------------------------------------------------
   Class Y                                179,415,810.51               19,644,020.624              9.13
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
------------------------------------------------------------------------------------------------------------------
MORTGAGE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                24,666,885.58                2,266,008.531               10.89
------------------------------------------------------------------------------------------------------------------
   Class B                                11,396,471.83                1,045,868.580               10.90
------------------------------------------------------------------------------------------------------------------
   Class C                                18,800,775.36                1,734,076.059               10.84
------------------------------------------------------------------------------------------------------------------
   Class S                                17,296,371.16                1,594,580.973               10.85
------------------------------------------------------------------------------------------------------------------
   Class Y                                214,531,086.99               19,701,513.365              10.89
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                11,927,647.24                1,053,076.15                11.33
------------------------------------------------------------------------------------------------------------------
   Class C                                1,857,011.43                 164,124.863                 11.31
------------------------------------------------------------------------------------------------------------------
   Class Y                                9,244,187.39                 815,849.912                 11.33
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                4,262,328.63                 400,640.832                 10.64
------------------------------------------------------------------------------------------------------------------
   Class Y                                44,600,036.10                4,185,408.380               10.66
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                11,143,313.70                977,703.755                 11.40
------------------------------------------------------------------------------------------------------------------
   Class C                                1,101,287.07                 96,522.299                  11.41
------------------------------------------------------------------------------------------------------------------
   Class Y                                15,242,482.34                1,337,061.788               11.40
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                22,554,929.16                2,036,332.664               11.08
------------------------------------------------------------------------------------------------------------------
   Class Y                                47,853,847.19                4,329,623.713               11.05
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                13,843,128.40                1,196,044.748               11.57
------------------------------------------------------------------------------------------------------------------
   Class C                                4,284,107.53                 370,709.843                 11.56
------------------------------------------------------------------------------------------------------------------
   Class Y                                9,516,055.87                 820,939.319                 11.59
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                34,230,975.12                3,030,389.657               11.30
------------------------------------------------------------------------------------------------------------------
   Class Y                                696,994,158.47               61,805,434.004              11.28
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE
------------------------------------------------------------------------------------------------------------------
TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                31,044,363.44                2,973,226.322               10.44
------------------------------------------------------------------------------------------------------------------
   Class Y                                238,957,517.13               22,986,325.062              10.40
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                125,916,113.59               11,100,708.210              11.34
------------------------------------------------------------------------------------------------------------------
   Class C                                11,951,223.67                1,057,130.385               11.31
------------------------------------------------------------------------------------------------------------------
   Class Y                                47,857,619.66                4,223,389.634               11.33
------------------------------------------------------------------------------------------------------------------

                                      106

------------------------------------------------------------------------------------------------------------------
                                          NET ASSETS                   SHARES                      NET ASSET
                                                                       OUTSTANDING                 VALUE PER SHARE

------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                28,141,035.72                2,274,949.878               12.37
------------------------------------------------------------------------------------------------------------------
   Class C                                279,182.73                   22,614.226                  12.35
------------------------------------------------------------------------------------------------------------------
   Class Y                                168,094,102.54               13,582,628.213              12.38
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                4,869,335.29                 456,945.019                 10.66
------------------------------------------------------------------------------------------------------------------
   Class C                                1,656,944.28                 156,562.312                 10.58
------------------------------------------------------------------------------------------------------------------
   Class Y                                28,119,652.68                2,639,403.985               10.65
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                8,188,516.43                 785,222.232                 10.43
------------------------------------------------------------------------------------------------------------------
   Class Y                                146,243,969.12               14,018,347.833              10.43
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                42,942,453.89                3,806,052.20                11.28
------------------------------------------------------------------------------------------------------------------
   Class C                                4,880,259.25                 434,351.065                 11.24
------------------------------------------------------------------------------------------------------------------
   Class Y                                460,634,001.86               40,786,565.529              11.29
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                849,408.48                   80,575.639                  10.54
------------------------------------------------------------------------------------------------------------------
   Class C                                214,971.42                   20,586.413                  10.44
------------------------------------------------------------------------------------------------------------------
   Class Y                                39,464,976.51                3,740,652.977               10.55
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SHORT TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                6,448,287.93                 633,294.423                 10.18
------------------------------------------------------------------------------------------------------------------
   Class Y                                396,917,953.19               38,986,858.403              10.18
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                2,501,644.41                 249,968.933                 10.01
------------------------------------------------------------------------------------------------------------------
   Class Y                                334,869,428.38               33,466,542.768              10.01
------------------------------------------------------------------------------------------------------------------

LARGE CAP SELECT FUND
------------------------------------------------------------------------------------------------------------------
   Class A                                214,767.85                   18,759.04                   11.45
------------------------------------------------------------------------------------------------------------------
   Class B                                112,923.23                   9,899.27                    11.41
------------------------------------------------------------------------------------------------------------------
   Class C                                26,131.58                    2,289.20                    11.42
------------------------------------------------------------------------------------------------------------------
   Class S                                1,147.57                     100.31                      11.44
------------------------------------------------------------------------------------------------------------------
   Class Y                                126,391,319.67               11,039,560.47               11.45
------------------------------------------------------------------------------------------------------------------

                                FUND PERFORMANCE

          LINKED PERFORMANCE. Advertisements and other sales literature for the
Funds' Class Y shares may include linked performance where there is a performance history of less than five years. That is, in situations where a Fund has a share class with an inception date reflecting a performance history longer than five years, but that same Fund's Class Y shares have an inception date reflecting a shorter performance history, the Fund may advertise Class Y share performance "linked" to the inception date of the older share class. This performance presentation will not be adjusted to reflect actual Class Y share fees and expenses (except that any sales charge imposed on sales of the older share class will not be reflected), and the Fund will (additionally) provide performance based on the Fund's actual Class Y share inception date. Fund prospectuses and annual report(s) will continue to reflect actual share class performance from actual inception dates.

          PERFORMANCE PRESENTATION. Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and
"cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      107

                  AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

            n
    P(1 + T)  =  ERV

    Where:    P     =  a hypothetical initial payment of $1,000
              T     =  average annual total return
              n     =  number of years
              ERV   =  ending redeemable value at the end of the period
                       of a hypothetical $1,000 payment made at the
                       beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical
$1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.
For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

          The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

          CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

     CTR  =   (ERV-P) 100
               -----
                 P

     Where:   CTR  =  Cumulative total return;
              ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such
                      period; and
              P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

          Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through September 30, 2003, were as set forth below. There are three table-presentations of Fund returns, representing for each Fund and each share class (1) return before taxes, (2)
return after taxes on distributions and (3) returns after taxes on distributions and sale of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Inception dates of
Share Classes are listed in parentheses.

                                      108

RETURN BEFORE TAXES

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     90.42        79.89      7.66         6.96      14.98        8.63      2.34         1.19      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     0.14         -1.39      0.03         -0.30     14.25        9.25      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        4.13         4.13       2.03         2.03      14.10        13.10     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -10.86       -          -3.97        -         15.08        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (3/30/92)    122.84       -          7.21         -         15.35        -         2.62         -         6.68      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/18/92)   146.46       132.97     8.72         8.16      22.94        16.14     3.00         1.84      9.04      8.42
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    113.62       113.62     8.67         8.67      21.97        16.97     2.27         2.00      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -0.56        -0.56      -0.12        -0.12     21.95        20.95     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    3.70         -          1.82         -         22.91        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/2/94)     133.14       -          9.68         -         23.20        -         3.27         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     79.23        69.34      6.92         6.22      19.44        12.85     -1.88        -2.98     -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     -28.29       -29.49     -7.00        -7.34     18.58        13.58     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       -4.83        -4.83      -2.43        -2.43     18.61        17.61     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -35.51       -          -14.31       -         19.51        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/29/92)   91.43        -          6.22         -         19.78        -         -1.62        -         6.25      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   314.80       292.05     9.44         9.05      18.71        12.21     0.32         -0.81     8.03      7.42
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    85.94        85.94      7.03         7.03      17.83        12.83     -0.43        -0.70     -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -17.83       -17.83     -4.13        -4.13     17.76        16.76     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    -0.19        -          -0.10        -         18.64        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     107.96       -          7.88         -         19.03        -         0.58         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   165.94       151.37     9.48         8.91      23.66        16.86     0.42         -0.71     9.44      8.81
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    124.02       124.02     9.24         9.24      22.72        17.72     -0.33        -0.70     -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -21.59       -21.59     -5.08        -5.08     22.65        21.65     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    1.60         -          0.79         -         23.66        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     144.18       -          9.69         -         23.89        -         0.66         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (11/4/99)    23.62        16.84      5.58         4.06      25.45        18.49     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (11/4/99)    20.40        17.40      4.87         4.19      24.63        19.63     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       20.80        20.80      9.82         9.82      24.55        23.55     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   1.09         -          0.38         -         25.60        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/4/99)    24.85        -          5.84         -         25.86        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/30/98)   29.30        22.21      5.56         4.31      34.77        27.33     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (12/11/00)   3.40         -0.60      1.20         -0.22     33.87        28.87     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       20.61        20.61      9.74         9.74      33.94        32.94     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/30/98)   28.60        -          5.44         -         34.54        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/30/98)   30.65        -          5.79         -         35.23        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/95)     488.36       456.10     24.24        23.39     58.37        49.62     28.42        26.96     -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     193.58       191.58     26.49        26.30     57.21        52.21     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       32.67        32.67      15.05        15.05     57.23        56.23     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   9.84         -          3.40         -         58.37        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/95)     500.79       -          24.56        -         58.74        -         28.76        -         -         -
------------------------------------------------------------------------------------------------------------------------------------

                                      109

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

MID CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     135.70       122.75     10.33        9.62      27.33        20.33     7.79         6.58      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     36.04        34.32      6.95         6.65      26.37        21.37     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       21.31        21.31      10.06        10.06     26.43        25.43     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   -5.85        -          -2.13        -         27.36        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/28/89)   337.76       -          11.33        -         27.68        -         8.05         -         9.21      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   400.31       372.88     10.75        10.35     23.71        16.93     6.98         5.77      8.86      8.25
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    93.72        93.72      7.51         7.51      22.84        17.84     6.24         5.92      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        19.39        19.39      3.88         3.88      22.84        21.84     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    24.74        -          11.59        -         23.81        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     116.16       -          8.31         -         24.06        -         7.27         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP SELECT*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/6/92)     236.38       217.94     11.23        10.68     35.96        28.50     13.16        11.89     9.69      9.07
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     106.01       106.01     8.80         8.80      34.88        29.88     12.37        12.12     -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       30.71        30.71      14.20        14.20     34.84        33.84     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/31/93)   133.98       -          9.11         -         35.93        -         13.21        -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (5/6/92)     245.27       -          11.48        -         36.18        -         13.47        -         9.98      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/94)     791.78       741.79     14.961       14.49     26.86        19.83     9.72         8.49      11.56     10.92
------------------------------------------------------------------------------------------------------------------------------------
   Class B (11/24/97)   22.45        21.71      3.52         3.42      25.93        20.93     8.85         8.56      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        42.88        42.88      7.96         7.96      25.82        24.82     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    29.43        -          13.65        -         26.79        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/94)     191.31       -          12.38        -         27.10        -         9.99         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/2/94)     33.94        26.60      3.15         2.54      22.65        15.85     1.83         0.68      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     32.89        32.89      3.37         3.37      21.75        16.75     1.06         0.75      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        3.85         3.85       1.89         1.89      21.72        20.72     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    36.06        -          3.32         -         22.85        -         1.80         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     39.20        -          3.55         -         22.97        -         2.10         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/29/95)    154.21       140.30     12.37        11.58     25.83        18.88     12.42        11.16     -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (9/29/95)    139.01       139.01     11.50        11.50     24.93        19.93     11.59        11.33     -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        84.92        84.92      18.27        18.27     24.88        23.88     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    45.18        -          20.31        -         25.80        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (6/30/95)    173.06       -          12.94        -         26.19        -         12.72        -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     64.93        55.89      5.41         4.79      64.34        55.29     -5.28        -6.35     -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    55.92        55.92      4.99         4.99      62.95        57.95     -6.00        -6.22     -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        -82.91       -82.91     -38.26       -38.26    63.33        62.33     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    1.01         -          0.50         -         63.64        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     68.68        -          5.66         -         64.71        -         -4.99        -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     33.38        27.76      8.18         6.92      12.26        7.44      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (2/1/00)     29.81        26.81      7.38         6.70      11.46        6.46      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        29.59        29.59      7.33         7.33      11.50        10.50     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    15.23        -          7.28         -         12.37        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     34.54        -          8.44         -         12.65        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

                                      110

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

CORE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   213.43       200.21     7.51         7.22      5.08         0.60      5.29         4.38      6.07      5.60
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    72.01        72.01      6.12         6.12      4.23         -0.77     4.52         4.19      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        25.49        25.49      4.99         4.99      4.30         3.30      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    12.03        -          5.79         -         5.08         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     83.50        -          6.49         -         5.34         -         5.55         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     83.67        79.54      7.22         6.94      5.09         2.71      6.08         5.60      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       23.32        -          7.66         -         5.09         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/5/93)     99.20        -          6.63         -         5.25         -         6.28         -         6.30      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   76.34        72.36      5.40         5.17      2.71         0.37      5.47         4.99      5.46      5.22
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       7.55         -          3.68         -         2.61         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     69.45        -          5.62         -         2.76         -         5.58         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/2498)     9.21         4.58       4.32         2.17      25.30        19.98     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (7/2498)     7.78         4.10       3.66         1.95      24.33        19.33     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        7.55         7.55       3.55         3.55      24.14        23.14     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    14.60        -          6.99         -         25.11        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/20/98)    9.82         -          4.60         -         25.29        -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (6/2/88)     181.29       169.42     6.98         6.68      2.79         -1.62     5.58         4.67      5.41      4.95
------------------------------------------------------------------------------------------------------------------------------------
   Class B (5/11/95)    53.30        53.30      5.22         5.22      1.96         -2.91     4.75         4.25      -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       7.99         7.99       3.89         3.89      1.91         0.93      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (6/7/94)     73.36        -          6.08         -         2.79         -         5.49         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/91)     125.82       -          6.65         -         3.03         -         5.76         -         5.66      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     34.65        28.97      8.46         7.19      3.6          -0.82     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     32.66        32.66      8.02         8.02      3.10         2.11      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     35.82        -          8.72         -         3.86         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/8/97)     37.89        34.78      5.37         4.98      2.58         0.26      4.83         4.36      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     38.52        -          5.45         -         2.83         -         4.95         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     35.72        30.01      8.70         7.43      2.85         -1.55     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     33.95        33.95      8.31         8.31      2.45         1.47      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     36.89        -          8.95         -         3.11         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     71.16        67.32      5.83         5.57      3.64         1.28      4.83         4.36      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     71.29        -          5.83         -         3.71         -         4.87         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     36.87        31.10      8.95         7.67      3.53         -0.89     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     35.06        35.06      8.55         8.55      3.23         2.23      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     38.27        -          9.25         -         3.78         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   141.47       136.04     5.75         5.60      3.74         1.41      4.95         4.48      5.07      4.83
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     61.43        -          5.09         -         3.90         -         5.02         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

                                      111

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/25/94)    60.88        57.25      5.08         4.83      3.55         1.24      4.78         4.30      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/28/94)    60.87        -          5.08         -         3.82         -         4.84         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/11/88)    170.45       159.06     6.75         6.45      3.90         -0.55     4.77         3.86      5.46      5.00
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/99)     21.90        21.90      4.34         4.34      3.41         2.42      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/97)     40.06        -          5.62         -         4.16         -         5.03         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/28/90     128.88       119.15     6.57         6.22      3.45         -0.92     4.83         3.92      5.10      4.64
------------------------------------------------------------------------------------------------------------------------------------
   Class C (9/24/01)    11.04        11.04      5.33         5.33      3.05         2.06      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/15/88)    179.74       -          7.00         -         3.71         -         5.14         -         5.37      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/28/01)    18.04        13.07      6.62         4.87      3.57         -0.79     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/28/01)    16.19        16.19      5.97         5.97      3.10         2.11      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/28/01)    18.68        -          6.84         -         3.82         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/99)     23.81        20.97      4.69         4.17      3.31         1.00      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     36.12        -          5.15         -         3.46         -         4.76         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/11/88)    48.73        42.48      5.94         5.28      4.06         -0.38     4.97         4.08      -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (9/24/01)    12.41        12.41      5.98         5.98      3.67         2.68      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/14/96)   50.84        -          6.169        -         4.31         -         5.17         -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A  (4/30/02)   10.88        6.20       7.55         4.33      3.22         -1.18     -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (4/30/02)    9.22         8.22       6.41         5.72      1.95         0.96      -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/30/02)    11.34        -          7.86         -         3.65         -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   4.54         2.19       -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   4.66         -          -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   3.53         1.20       -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   3.64         -          -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SELECT FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/31/03)    14.91        8.61       -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (1/31/03)    14.18        9.18       -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (1/31/03)       14.27        -          -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (1/31/03)    14.76        -          -            -         -            -         -            -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/31/03)    15.01        -          -            -         -            -         -            -         -         -

                                      112

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

BALANCED FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     59.72        50.89      5.51         4.83      14.27        7.96      0.27         -0.85     -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     -7.53        -9.05      -1.69        -2.05     13.83        8.83      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       3.18         3.22       1.56         1.58      13.67        12.72     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -12.77       -          -4.69        -         14.37        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (3/30/92)    81.35        -          5.31         -         14.53        -         0.45         -         4.63     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/18/92)   98.52        87.63      6.57         6.01      22.16        15.41     0.81         -0.32     6.90     6.30
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    81.87        81.87      6.77         6.77      21.51        16.51     0.27         -0.03     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -8.42        -8.29      -1.87        -1.84     21.48        20.64     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    2.27         -          1.12         -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/2/94)     93.11        -          7.45         -         22.32        -         0.99         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     58.86        50.09      5.45         4.77      19.33        12.74     -3.25        -4.34     -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     -31.15       -32.34     -7.82        -8.17     -17.66       -18.66    -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       -4.92        -4.92      -2.47        -2.47     18.56        17.56     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -35.62       -          -14.36       -         19.39        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/29/92)   69.07        -          5.00         -         19.62        -         -3.00        -         4.96     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   213.66       196.47     7.52         7.13      18.17        11.70     -1.46        -2.56     5.62     5.03
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    53.66        53.66      4.82         4.82      17.58        12.58     -2.20        -2.49     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -21.62       -22.56     -5.09        -5.08     17.52        16.60     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    -1.00        -          -0.50        -         18.10        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     66.93        -          5.45         -         18.39        -         -1.29        -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   139.25       126.14     8.42         7.85      23.14        16.37     -0.24        -1.36     8.36     7.75
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    107.86       107.86     8.35         8.35      22.51        17.51     -0.77        -1.14     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -22.84       -22.80     -5.41        -5.40     22.44        21.50     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    0.79         -          0.39         -         23.14        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     119.99       -          8.51         -         23.26        -         -0.09        -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (11/4/99)    16.99        10.57      4.10         2.61      24.59        17.68     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (11/4/99)    14.64        11.64      3.56         2.86      23.97        18.97     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       19.25        19.25      9.12         9.13      23.89        22.89     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -0.71        -          -0.25        -         24.74        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/4/99)    17.75        -          4.27         -         24.90        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/30/98)   24.62        17.79      4.74         3.51      34.55        27.11     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (12/11/00)   3.35         -0.65      1.18         -0.23     33.83        28.83     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       20.55        20.55      9.71         9.71      33.90        32.90     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/30/98)   23.96        -          4.63         -         34.32        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/30/98)   25.59        -          4.91         -         34.90        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/95)     315.34       292.57     19.05        18.23     58.37        49.62     22.89        21.50     -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     135.27       133.27     20.52        20.30     57.21        52.21     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       32.60        32.60      15.02        15.02     57.23        56.23     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   9.78         -          3.39         -         58.37        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/95)     325.75       -          19.42        -         58.74        -         23.31        -         -        -
------------------------------------------------------------------------------------------------------------------------------------

                                      113

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

MID CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     88.67        78.30      7.55         6.85      27.33        20.33     5.17         3.99      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     20.38        18.66      4.13         3.80      26.37        21.37     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       21.31        21.31      10.06        10.06     26.43        25.43     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   -5.85        -          -2.13        -         27.36        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/28/89)   239.29       -          9.29         -         27.68        -         5.47         -         6.80     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   250.44       231.23     8.27         7.89      23.33        16.57     5.59         4.39      6.00     5.40
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    54.43        54.43      4.88         4.88      22.67        17.67     4.76         4.43      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        18.75        18.79      3.76         3.76      22.67        21.72     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    24.01        -          11.26        -         23.41        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     68.81        -          5.57         -         23.58        -         5.79         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP SELECT*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/6/92)     158.90       144.71     8.70         8.16      35.96        28.50     11.54        10.28     6.95     6.34
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     74.45        74.45      6.71         6.71      34.88        29.88     10.66        10.40     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       29.00        29.00      13.46        13.46     34.84        34.84     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/31/93)   92.92        -          6.97         -         35.93        -         11.57        -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (5/6/92)     165.90       -          8.95         -         36.18        -         11.85        -         7.23     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/94)     130.84       118.19     9.56         8.89      26.84        19.82     7.46         6.25      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (11/24/97)   8.29         7.54       1.37         1.25      25.93        20.93     6.59         6.28      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        31.52        31.52      6.05         6.05      25.82        24.82     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    25.34        -          11.85        -         26.77        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/94)     134.69       -          9.76         -         27.02        -         7.69         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/2/94)     19.29        12.75      1.89         1.28      22.65        15.85     0.07         -1.06     -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     18.64        18.64      2.01         2.01      21.75        16.75     -0.69        -1.02     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        3.85         3.85       1.89         1.89      21.72        20.72     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (4/24/94)    21.14        -          2.05         -         22.85        -         0.04         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     25.17        -          2.39         -         22.97        -         0.55         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/29/95)    110.31       98.81      9.73         8.97      23.00        16.21     9.85         8.61      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (9/29/95)    102.35       102.35     9.21         9.21      22.44        17.44     9.33         9.04      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        71.32        71.32      15.83        15.83     22.33        21.33     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    39.00        -          17.74        -         22.98        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (6/30/95)    123.77       -          10.25        -         23.26        -         10.04        -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     28.69        21.64      2.69         2.09      64.34        55.29     -7.93        -8.96     -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    20.52        20.52      2.07         2.07      62.95        57.95     -8.85        -9.09     -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        -83.77       -83.77     -39.13       -39.13    63.33        62.33     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    1.01         -          0.50         -         63.64        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     31.93        -          2.96         -         64.71        -         -7.61        -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     20.45        15.37      5.21         3.98      10.17        5.45      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (2/1/00)     18.31        15.31      4.70         3.97      9.68         4.68                   -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        18.10        18.10      4.65         4.65      9.71         8.71      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    10.50        -          5.08         -         10.29        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/01)     21.10        -          5.37         -         10.46        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

                                      114

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

CORE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   120.34       111.04     5.14         4.85      3.58         -0.84     3.13         2.24      3.72     3.27
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    43.90        43.90      4.07         4.07      3.01         -1.99     2.65         2.29      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        15.70        15.70      3.18         3.18      3.08         2.08      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    8.36         -          4.06         -         3.58         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     47.10        -          4.08         -         3.75         -         3.29         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     52.76        49.33      4.98         4.70      3.62         1.27      3.96         3.49      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       16.89        -          5.65         -         3.62         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/5/93)     57.46        -          4.32         -         3.73         -         4.08         -         3.97     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   42.65        39.44      3.35         3.13      1.62         -0.70     3.49         3.02      3.37     3.13
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       4.68         -          2.30         -         1.52         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     39.14        -          3.48         -         1.61         -         3.56         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/24/98)    2.41         -1.93      1.15         -0.93     21.71        16.55     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (7/24/98)    1.59         -2.09      0.76         -1.01     21.09        16.09     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        1.42         1.42       0.68         0.68      20.91        19.91     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    7.66         -          3.73         -         21.54        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/24/98)    2.81         -          1.34         -         21.60        -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (6/2/88)     101.11       92.64      4.66         4.37      1.05         -3.29     3.47         2.57      3.10     2.65
------------------------------------------------------------------------------------------------------------------------------------
   Class B (5/11/95)    31.58        31.58      3.33         3.33      0.49         -4.38     2.98         2.44      -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       4.60         4.60       2.26         2.26      0.42         -0.55     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (6/7/94)     42.07        -          3.84         -         1.05         -         3.41         -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/91)     69.16        -          4.24         -         1.20         -         3.58         -         3.25     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     34.45        28.79      8.42         7.15      3.54         -0.89     7.51         5.97      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     32.46        32.46      7.98         7.98      3.03         2.04      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     35.62        -          8.67         -         3.79         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/8/97)     37.71        34.60      5.34         4.95      2.54         0.22      4.81         4.33      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     38.34        -          5.42         -         2.78         -         4.92         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     35.24        29.54      8.59         7.32      2.65         -1.74     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     33.47        33.47      8.20         8.20      2.25         1.27      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     36.40        -          8/.84        -         2.91         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     70.30        66.47      5.77         5.22      3.64         1.28      4.81         4.33      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     70.42        -          5.78         -         3.71         -         4.84         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     36.78        31.01      8.93         7.65      3.53         -0.89     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     34.97        34.97      8.53         8.53      3.23         2.23      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     38.16        -          9.23         -         3.78         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   139.08       133.71     5.68         5.53      3.74         1.41      4.92         4.45      4.96     4.72
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     60.25        -          5.01         -         3.90         -         4.99         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

                                      115

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/25/94)    60.15        56.55      5.03         4.78      3.52         1.21      4.74         4.26      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/25/94)    60.15        -          5.03         -         3.78         -         4.80         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE
------------------------------------------------------------------------------------------------------------------------------------
FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/11/98)    166.97       155.71     6.66         6.36      3.81         -0.64     4.71         3.80      5.33     4.87
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/99)     21.76        21.76      4.32         4.32      3.33         2.34      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/97)     39.47        -          5.55         -         4.07         -         4.97         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/28/90)    126.50       116.87     6.49         6.13      3.34         -1.03     4.78         3.87      5.06     4.60
------------------------------------------------------------------------------------------------------------------------------------
   Class C (9/24/01)    10.84        10.84      5.24         5.24      2.93         1.94      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/15/88)    176.41       -          6.91         -         3.59         -         5.06         -         5.31     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/28/01)    18.03        13.06      6.62         4.86      3.55         -0.80     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/28/01)    16.17        16.17      5.97         5.97      3.09         2.09      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/28/01)    18.66        -          6.84         -         3.81         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/8/97)     23.77        20.92      4.68         4.16      3.28         0.97      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     35.91        -          5.12         -         3.43         -         4.73         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (11/14/96)   46.13        39.98      5.67         5.01      3.82         -0.61     4.88         4.00      -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (9/24/01)    12.15        12.15      5.85         5.85      3.43         2.44      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/14/96)   48.23        -          5.89         -         4.08         -         5.08         -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A  (4/30/02)   10.86        6.19       7.53         4.32      3.22         -1.18     -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (4/30/02)    9.21         8.21       6.40         5.71      1.95         0.96      -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/30/02)    11.33        -          7.85         -         3.65         -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   4.54         2.19       -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   4.66         -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   2.30         -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   2.37         -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SELECT FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/31/03)    14.77        8.48       -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (1/31/03)    14.15        9.15       -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
Class C (1/31/03)       14.25        -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (1/31/03)    14.63        -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/31/03)    14.83        -          -            -         -            -         -            -         -        -
------------------------------------------------------------------------------------------------------------------------------------

                                      116

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

BALANCED FUND*
-----------------------------------------------------------------------------------------------------------------------------------
   Class A (1/5/95)     60.35        52.32      5.56         4.94      9.69         5.57      0.99         0.02      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     -3.45        -4.74      -0.76        -1.05     9.23         5.98      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       2.92         2.97       1.44         1.46      9.14         8.53      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    -10.39       -          -3.79        -         9.75         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (3/30/92)    80.89        -          5.29         -         9.92         -         1.17         -         4.72       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/18/92)   98.50        88.45      6.56         6.05      14.85        10.43     1.76         0.78      6.89       6.33
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    81.56        81.56      6.75         6.75      14.24        10.99     1.23         0.99      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -3.06        -2.94      -0.67        -0.64     14.23        13.74     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    2.27                 -  1.12                -  14.83        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/2/94)     92.86                -  7.43                -  15.01        -         1.93         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     61.00        52.94      5.61         4.99      12.62        8.34      -1.86        -2.78     -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     -24.26       -25.27     -5.88        -6.16     12.07        8.82      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       -4.16        -4.16      -2.08        -2.08     12.09        11.44     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   -30.25               -  -11.91              -  12.67        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/29/92)   70.26                -  5.07                -  12.84        -         -1.67        -         5.07       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   214.43       198.02     7.53         7.17      12.13        7.90      -0.12        -1.07     5.97       5.43
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    59.69        59.69      5.26         5.26      11.57        8.32      -0.82        -1.06     -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -15.67       -15.61     -3.59        -3.58     11.53        10.96     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    -0.65                -  -0.32               -  12.08        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     72.91                -  5.84                -  12.33        -         0.04         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   126.36       114.78     7.86         7.34      15.34        10.92     0.12         -0.84     7.81       7.24
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    97.25        97.25      7.73         7.73      14.75        11.50     -0.40        -0.71     -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        -18.62       -18.58     -4.33        -4.32     14.70        14.12     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    0.87                 -  0.43                -  15.34        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     109.50               -  7.96                -  15.48        -         0.27         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (11/4/99)    16.36        10.87      3.96         2.68      16.86        12.32     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (11/4/99)    14.20        11.71      3.46         2.87      16.35        13.10     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       17.13        17.13      8.16         8.16      16.30        15.65     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (11/27/00)   0.19                 -  0.07                -  16.95        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/4/99)    17.10                -  4.12                -  17.11        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/30/98)   22.26        16.38      4.32         3.24      22.57        17.73     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (12/11/00)   2.86         -0.54      1.01         -0.19     22.00        18.75     -            -         -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       17.47        17.47      8.31         8.31      22.05        21.40     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/30/98)   21.70                -  4.22                -  22.42        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/30/98)   23.15                -  4.48                -  22.85        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/95)     292.56       271.87     18.23        17.45     37.94        32.26     21.65        20.36     -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     126.44       124.74     19.52        19.32     37.19        33.93     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       27.72        27.72      12.90        12.90     37.20        36.55     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   8.32                 -  2.89                -  37.94        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/95)     301.38               -  18.56               -  38.18        -         22.01        -         -          -
------------------------------------------------------------------------------------------------------------------------------------

                                      117

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH OPPORTUNITIES FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     88.51        78.97      7.54         6.90      17.77        13.21     5.36         4.32      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/1/99)     22.52        21.06      4.53         4.26      17.14        13.89     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       18.12        18.12      8.61         8.61      17.18        16.53     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/11/00)   -4.97                -  -1.80               -  17.78        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (12/28/89)   228.30               -  9.03                -  17.99        -         5.60         -         6.76       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   239.18       221.40     8.05         7.68      15.37        10.97     5.29         4.24      5.96       5.42
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    55.19        55.19      4.93         4.93      14.82        11.57     4.52         4.23      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        16.07        16.10      3.25         3.26      14.82        14.21     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    20.56                -  9.71                -  15.43        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     68.57                -  5.56                -  15.59        -         5.48         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP SELECT*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/6/92)     149.84       136.97     8.36         7.86      23.37        18.52     10.83        9.70      6.76       6.20
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     71.69        71.69      6.51         6.51      22.67        19.42     10.09        9.85      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       25.56        25.56      11.95        11.95     22.65        22.00     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (12/31/93)   88.40                -  6.71                -  23.35        -         10.86        -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (5/6/92)     155.85               -  8.59                -  23.52        -         11.10        -         7.01       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/1/94)     123.71       112.27     9.18         8.56      17.46        12.89     7.27         6.20      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (9/24/97)    11.98        11.34      1.95         1.85      16.85        13.60     6.53         6.27      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        30.94        30.94      5.95         5.95      16.79        16.14     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    23.35                -  10.97               -  17.41        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/94)     127.21               -  9.37                -  17.60        -         7.48         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (5/2/94)     21.57        15.72      2.10         1.56      14.72        10.30     0.78         -0.19     -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (3/6/95)     21.11        21.11      2.26         2.26      14.14        10.89     0.16         -0.12     -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       3.27         3.27       1.61         1.61      14.12        13.47     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (4/24/94)    23.24                -  2.24                -  14.85        -         0.76         -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     27.02                -  2.55                -  14.93        -         1.23         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/29/95)    100.14       90.02      9.06         8.35      16.80        12.28     9.03         7.93      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (9/29/95)    92.65        92.65      8.54         8.54      16.27        13.02     8.52         8.28      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        63.07        63.07      14.28        14.28     16.22        15.57     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    34.42                -  15.80               -  16.78        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (6/30/95)    112.38               -  9.56                -  17.02        -         9.22         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     58.45        50.59      4.97         4.41      41.82        35.94     -3.02        -3.92     -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    52.42        52.42      4.73         4.73      40.92        37.67     -3.52        -3.68     -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        -69.50       -69.50     -27.69       -27.69    41.17        40.52     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    0.86                 -  0.42                -  41.36        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     61.14                -  5.16                -  42.06        -         -2.83        -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     20.00        15.61      5.10         4.04      7.83         4.71      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (2/1/00)     17.92        15.40      4.60         3.99      7.33         4.08      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/00)        17.74        17.74      4.56         4.56      7.36         6.71      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    9.97                 -  4.83                -  7.90         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     20.65                -  5.26                -  8.08         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

                                      118

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   116.86       108.35     5.03         4.76      3.23         0.32      3.14         2.36      3.68       3.27
------------------------------------------------------------------------------------------------------------------------------------
   Class B (8/15/94)    42.28        42.28      3.94         3.94      2.70         -0.55     2.66         2.36      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        15.33        15.33      3.11         3.11      2.74         2.09      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    7.96                 -  3.87                -  3.23         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     46.13                -  4.01                -  3.40         -         3.30         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/9/95)     50.24        47.20      4.78         4.53      3.24         1.69      3.85         3.44      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       15.78                -  5.29                -  3.24         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/5/93)     55.64                -  4.21                -  3.35         -         3.97         -         3.89       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/14/92)   42.07        39.21      3.31         3.11      1.72         0.20      3.42         3.01      3.33       3.12
------------------------------------------------------------------------------------------------------------------------------------
Class S (9/24/01)       4.66                 -  2.29                -  1.66         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     38.60                   3.44                -  1.75         -         3.49         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/24/98)    3.54         -0.21      1.68         -0.10     16.13        12.69     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (7/24/98)    2.72         -0.41      1.30         -0.20     15.54        12.29     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (2/1/99)        2.57         2.57       1.22         1.22      15.42        14.77     -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (9/24/01)    8.04                 -  3.91                -  16.01        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/24/98)    3.93                 -  1.86                -  16.12        -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (6/2/88)     99.35        91.57      4.60         4.33      1.90         -0.97     3.44         2.67      3.14       2.74
------------------------------------------------------------------------------------------------------------------------------------
   Class B (5/11/95)    31.02        31.02      3.27         3.27      1.38         -1.79     2.95         2.49      -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (9/24/01)       4.81         4.81       2.35         2.35      1.34         0.71      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (6/7/94)     41.40                -  3.79                -  1.91         -         3.39         -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/91)     68.30                -  4.20                -  2.06         -         3.55         -         3.28       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     32.30        27.36      7.94         6.83      3.76         0.82      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     30.36        30.36      7.51         7.51      3.29         2.64      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     33.46                -  8.20                -  4.02         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (8/8/97)     68.23        64.78      5.63         5.40      3.75         2.18      4.73         4.32      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     37.14                -  5.27                -  3.25         -         4.83         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE
------------------------------------------------------------------------------------------------------------------------------------
FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     33.00        28.03      8.10         6.98      3.32         0.40      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     31.23        31.24      7.70         7.70      2.92         2.29      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     34.16                -  8.35                -  3.58         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------------------
 TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (4/4/94)     68.23        64.78      5.63         5.40      3.75         2.18      4.73         4.32      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/4/94)     68.40                -  5.65                -  3.85         -         4.77         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/00)     33.00        28.03      8.10         6.98      3.32         0.40      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/00)     32.45        32.45      7.97         7.97      3.42         2.77      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/1/00)     35.58                -  8.66                -  4.00         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (12/22/87)   135.81       130.85     5.59         5.45      3.78         2.24      4.83         4.41      4.89       4.68
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/4/94)     59.21                -  4.94                -  3.94         -         4.89         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

                                      119

------------------------------------------------------------------------------------------------------------------------------------
                        Cumulative              Average Annual         Average Annual         Average Annual         Average Annual
                        Since Inception         Since Inception        One Year               Five Year              Ten Year
------------------------------------------------------------------------------------------------------------------------------------
                        Without      With       Without      With      Without      With      Without      With      Without   With
------------------------------------------------------------------------------------------------------------------------------------
                        Sales Charge            Sales Charge           Sales Charge           Sales Charge           Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
                        %            %          %            %         %            %         %            %         %         %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/25/94)    59.11        55.87      4.96         4.73      3.73         2.20      4.68         4.26      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/25/94)    59.18                -  4.96                -  3.97         -         4.74         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (7/11/98)    163.78       153.29     6.58         6.30      3.95         0.99      4.71         3.91      5.31       4.90
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/99)     21.74        21.74      4.31         4.31      3.50         2.86      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/1/97)     39.05                -  5.49                -  4.21         -         4.97         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (9/28/90)    122.44       113.62     6.34         6.01      3.59         0.70      4.70         3.91      4.99       4.57
------------------------------------------------------------------------------------------------------------------------------------
   Class C (9/24/01)    10.40        10.41      5.03         5.03      3.22         2.58      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (7/15/88)    171.02               -  6.77                -  3.85         -         4.98         -         5.23       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/28/01)    16.96        12.67      6.25         4.72      3.66         0.77      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/28/01)    15.24        15.24      5.64         5.64      3.23         2.59      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (2/28/01)    17.60                -  6.47                -  3.92         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (2/1/99)     23.33        20.84      4.60         4.15      3.46         1.93      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (8/8/97)     35.06                -  5.01                -  3.61         -         4.66         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND*
------------------------------------------------------------------------------------------------------------------------------------
   Class A (11/14/96)   45.21        39.73      5.57         4.98      4.28         1.33      4.82         4.05      -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (2/1/99)     11.68        11.68      5.63         5.63      3.89         3.25      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (11/14/96)   47.33                -  5.80                -  4.53         -         5.03         -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A  (4/30/02)   10.02        6.01       6.96         4.20      3.33         0.42      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class C (4/30/02)    8.53         7.68       5.94         5.35      2.36         1.72      -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (4/30/02)    10.47                -  7.27                -  3.70         -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHORT TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   3.91         2.36                 -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   4.02                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (10/25/02)   2.27                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (10/25/02)   2.34                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SELECT FUND
------------------------------------------------------------------------------------------------------------------------------------
   Class A (1/31/03)    9.69                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class B (1/31/03)    9.22                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Class C (1/31/03)       9.27                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class S (1/31/03)    9.59                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------
   Class Y (1/31/03)    9.75                 -            -         -  -            -         -            -         -          -
------------------------------------------------------------------------------------------------------------------------------------

*    Firstar Balanced Fund is the accounting survivor of the reorganization transaction with First American Balanced Fund, consummated on September 24,
     2001. Firstar Large Cap Core Fund is the accounting survivor of the reorganization transaction with First American Large Cap Growth
     Opportunities Fund, consummated on September 24, 2001. Firstar Mid Cap
     Index Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Index Fund, consummated on September 24, 2001.
     Firstar Small Cap Index Fund is the accounting survivor of the reorganization transaction with First American Small Cap Index Fund, consummated on September 24, 2001. Firstar Micro Cap Fund is the accounting survivor of the reorganization transaction with First American Small Cap
     Growth Opportunities Fund, consummated on September 24, 2001. Firstar Mid
     Cap Core Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Growth Opportunities Fund, consummated on
     September 24, 2001. Firstar Small Cap Core Fund is the accounting survivor of the reorganization transaction with First American Small Cap Select
     Fund, consummated on September 24, 2001. Firstar International Growth Fund
     is the accounting survivor of the reorganization transaction with First
     American International Fund, consummated on September 24, 2001. Firstar
     Intermediate Bond Fund is the accounting survivor of the reorganization transaction

                                      120

     with First American Intermediate Term Bond Fund, consummated on September
     24, 2001. Firstar U.S. Government Securities Fund is the accounting survivor of the reorganization transaction with First American U.S.
     Government Mortgage Fund, consummated on September 24, 2001. Firstar
     Missouri Tax Exempt Bond Fund is the accounting survivor of the reorganization transaction with First American Missouri Tax Free Fund, consummated on September 24, 2001. Firstar National Municipal Bond Fund is
     the accounting survivor of the reorganization transaction with First
     American Tax Free Fund, consummated on September 24, 2001.

          YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share
(including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                           6
      YIELD  =  2[(a-b + 1) - 1]
                  (---
                   cd

      Where:  a  =   dividends and interest earned during the period;
              b  =   expenses accrued for the period (net of  reimbursements);
              c  =   the average daily number of shares outstanding during the
                     period that were entitled to receive dividends; and
              d  =   the maximum offering price per share on the last day of the period.

          Based upon the 30-day period ended September 30, 2003, the yields for the Class A, Class B, Class C, Class S and Class Y Shares of the Funds were as set forth below.

                                                 CLASS A           CLASS B           CLASS C           CLASS S            CLASS Y

Balanced Fund                                      1.82              1.08              1.07              1.81              2.06
Equity Income Fund                                 1.66              0.91              0.91              1.66              1.90
Large Cap Growth Opportunities Fund                  --                --                --                --                --
Large Cap Value Fund                               1.19              0.46              0.44              1.19              1.44
Equity Index Fund                                  1.14              0.40              0.39              1.14              1.39
Mid Cap Index Fund                                 0.18                --                --              0.18              0.43
Small Cap Index Fund                                 --                --                --                --              0.24
Small Cap Growth Opportunities Fund                  --                --                --                --                --
Mid Cap Growth Opportunities Fund                    --                --                --                --                --
Mid Cap Value Fund                                 0.56              0.00              0.00              0.56              0.81
Small Cap Select Fund                                --                --                --                --                --
Small Cap Value Fund                                 --                --                --                --                --
International Fund                                   --                --                --                --                --
Real Estate Securities Fund                        4.55              3.84              3.83              4.55              4.78
Technology Fund                                      --                --                --                --                --
Corporate Bond Fund                                4.41              3.69              3.70              4.41              4.66
Core Bond Fund                                     3.62              2.91              2.90              3.62              3.87
Intermediate Term Bond Fund                        2.86                --                --              2.86              3.02
Short Term Bond Fund                               1.97                --                --              1.97              2.12
High Income Bond Fund                              7.31              6.58              6.58              7.24              7.56
U.S. Government Mortgage Fund                      2.63              1.89              1.90              2.64              2.88
Arizona Tax Free Fund                              3.61                --              3.22                --              3.86
California Intermediate Tax Free Fund              2.72                --                --                --              2.87
California Tax Free Fund                           3.58                --              3.19                --              3.82
Colorado Intermediate Tax Free Fund                2.70                --                --                --              2.86
Colorado Tax Free Fund                             3.58                --              3.18                --              3.83
Intermediate Tax Free Fund                         2.92                --                --                --              3.07
Minnesota Intermediate Tax Free Fund               2.85                --                --                --              3.00
Minnesota Tax Free Fund                            3.61                --              3.22                --              3.86
Missouri Tax Free Fund                             3.09                --              2.70                --              3.33
Nebraska Tax Free Fund                             3.49                --              3.10                --              3.74
Oregon Intermediate Tax Free Fund                  2.63                --                --                --              2.78
Tax Free Fund                                      3.52                --              3.14                --              3.76
Ohio Tax Free Fund                                 3.26                --              2.90                --              3.50
Short Tax Free Fund                                1.66                --                --                --              1.81

                                      121

Intermediate Government Bond Fund                  2.05                --                --                --              2.20
Large Cap Select Fund                              0.43                --                --              0.41              0.68

-------------------------------------------------
--       No yield as there was no dividend earned in the preceding 30 days.

          TAX-EXEMPT VS. TAXABLE INCOME. The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Arizona income taxes; (iii) exempt from both federal and California income taxes; (iv) exempt from both federal and Colorado income taxes; (v) exempt from both federal and
Minnesota income taxes; (vi) exempt from both federal and Missouri income taxes;
(vii) exempt from both federal and Nebraska income taxes; (viii) exempt from both federal and Oregon income taxes, and (ix) exempt from both federal and Ohio income taxes, under selected income tax brackets scheduled to be in effect in
2004. All of the tables assume that the investor is subject to a 25%, 28%, 33%, or 35% federal income tax rate in 2004. Furthermore, the combined federal/Arizona rates assume that the investor is subject to, respectively, (a)
a 25% federal rate and a 4.72% Arizona rate, (b) a 28% federal rate and a 5.04%
Arizona income tax rate, (c) a 33% federal rate and a 5.04% Arizona rate, and
(d) a 35% federal rate and a 5.04% Arizona rate. The combined federal/California rates assume that the investor is subject to the maximum 9.3% marginal
California income tax rate. The federal/Colorado rates assume that the investor is subject to the maximum 4.63% Colorado income tax rate. The combined federal/Minnesota rates assume that the investor is subject to, respectively,
(a) a 25% federal rate and a 7.05% Minnesota rate, (b) a 28% federal rate and a
7.85% Minnesota rate, (c) a 33% federal rate and a 7.85% Minnesota rate, and (d)
a 35% federal rate and a 7.85% Minnesota income tax rate. The combined federal/Missouri rates assume that the investor is subject to the maximum 6%
Missouri income tax rate. The combined federal/Nebraska rates assume that the investor is subject to the maximum 6.84% Nebraska income tax rate. The combined federal/Oregon rates assume that the investor is subject to the maximum 9%
Oregon income tax rate. The combined federal/Ohio rates assume that the investor is subject to, respectively, (a) a 25% federal rate and a 5.943% Ohio rate, (b)
a 28% federal rate and a 6.9% Ohio rate, (c) a 33% federal rate and a 7.5% Ohio rate, and (d) a 35% federal rate and a 7.5% Ohio rate.

               FEDERAL TAX RATE                                         ARIZONA & FEDERAL COMBINED RATE

TAX            25.00%        28.00%         33.00%      35.00%          28.54%        31.63%      36.38%       38.28%
EXEMPT
YIELDS         TAX EQUIVALENT YIELDS                                    TAX EQUIVALENT YIELDS

2.0%           2.67%         2.78%          2.99%       3.08%           2.80%       2.93%        3.14%      3.24%
2.5%           3.33%         3.47%          3.73%       3.85%           3.50%       3.66%        3.93%      4.05%
3.0%           4.00%         4.17%          4.48%       4.62%           4.20%       4.39%        4.72%      4.86%
3.5%           4.67%         4.86%          5.22%       5.38%           4.90%       5.12%        5.50%      5.67%
4.0%           5.33%         5.56%          5.97%       6.15%           5.60%       5.85%        6.29%      6.48%
4.5%           6.00%         6.25%          6.72%       6.92%           6.30%       6.58%        7.07%      7.29%
5.0%           6.67%         6.94%          7.46%       7.69%           7.00%       7.31%        7.86%      8.10%

               CALIFORNIA & FEDERAL COMBINED RATE                       MISSOURI & FEDERAL COMBINED RATE
TAX               31.98%         34.70%       39.23%       41.05%           29.5%       32.32%       37.02%     38.90%
EXEMPT
YIELDS         TAX EQUIVALENT YIELDS                                    TAX EQUIVALENT YIELDS

2.0%               2.94%         3.06%         3.29%       3.39%            2.84%        2.96%       3.18%      3.27%
2.5%               3.68%         3.83%         4.11%       4.24%            3.55%        3.69%       3.97%      4.09%
3.0%               4.41%         4.59%         4.94%       5.09%            4.26%        4.43%       4.76%      4.91%
3.5%               5.15%         5.36%         5.76%       5.94%            4.96%        5.17%       5.56%      5.73%
4.0%               5.88%         6.13%         6.58%       6.79%            5.67%        5.91%       6.35%      6.55%
4.5%               6.62%         6.89%         7.40%       7.63%            6.38%        6.65%       7.15%      7.37%
5.0%               7.35%         7.66%         8.23%       8.48%            7.09%        7.39%       7.94%      8.18%

                                      122

               MINNESOTA & FEDERAL COMBINED RATE                        COLORADO & FEDERAL COMBINED RATE

TAX               30.29%         33.65%       38.26%       40.10%          28.47%       31.33%       36.10%     38.01%
EXEMPT
YIELDS         TAX EQUIVALENT YIELDS                                    TAX EQUIVALENT YIELDS

2.0%               2.87%         3.01%         3.24%       3.34%            2.80%        2.91%       3.13%      3.23%
2.5%               3.59%         3.77%         4.05%       4.17%            3.50%        3.64%       3.91%      4.03%
3.0%               4.30%         4.52%         4.86%       5.01%            4.19%        4.37%       4.69%      4.84%
3.5%               5.02%         5.28%         5.67%       5.84%            4.89%        5.10%       5.48%      5.65%
4.0%               5.74%         6.03%         6.48%       6.68%            5.59%        5.82%       6.26%      6.45%
4.5%               6.45%         6.78%         7.29%       7.51%            6.29%        6.55%       7.04%      7.26%
5.0%               7.17%         7.54%         8.10%       8.35%            6.99%        7.29%       7.82%      8.07%

               NEBRASKA & FEDERAL COMBINED RATE                         OREGON & FEDERAL COMBINED RATE
TAX               30.13%         32.92%       37.58%       39.45%          31.75%       34.48%       39.03%     40.85%
EXEMPT
YIELDS         TAX EQUIVALENT YIELDS                                    TAX EQUIVALENT YIELDS

2.0%               2.86%         2.98%         3.20%       3.30%            2.93%        3.05%       3.28%      3.38%
2.5%               3.58%         3.73%         4.01%       4.13%            3.66%        3.82%       4.10%      4.23%
3.0%               4.29%         4.47%         4.81%       4.95%            4.40%        4.58%       4.92%      5.07%
3.5%               5.01%         5.22%         5.61%       5.78%            5.13%        5.34%       5.74%      5.92%
4.0%               5.72%         5.96%         6.41%       6.61%            5.86%        6.11%       6.56%      6.76%
4.5%               6.44%         6.71%         7.21%       7.43%            6.59%        6.87%       7.38%      7.61%
5.0%               7.16%         7.45%         8.01%       8.26%            7.33%        7.63%       8.20%      8.45%

               OHIO & FEDERAL COMBINED RATE
TAX               29.46%         32.97%       38.03%       39.88%
EXEMPT
YIELDS         TAX EQUIVALENT YIELDS

2.0%               2.84%         2.98%         3.23%       3.33%
2.5%               3.54%         3.73%         4.03%       4.16%
3.0%               4.25%         4.48%         4.84%       4.99%
3.5%               4.96%         5.22%         5.65%       5.82%
4.0%               5.67%         5.97%         6.45%       6.65%
5.0%               7.09%         7.46%         8.07%       8.32%

          TAX-EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax-equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax-equivalent yield for each tax-free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such
Fund's yield that is not tax exempt. The combined federal/state income tax rates take into account the deductibility of state income taxes in calculating federal tax rates. Based upon the maximum federal income tax rate of 35.0% and the combined maximum federal/state tax rates of 38.3% for Arizona, 41.1% for
California, 38.0% for Colorado, 40.1% for Minnesota, 38.9% for Missouri, 39.5%
for Nebraska, 40.9% for Oregon and 39.9% for Ohio, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 2003, computed as described above, were as follows:

                                                  CLASS A            CLASS C           CLASS Y

Arizona Tax Free Fund                              5.85%              5.22%              6.26%
California Intermediate Tax Free Fund              4.62                 --               4.87

                                      123

California Tax Free Fund                           6.08               5.42               6.49
Colorado Intermediate Tax Free Fund                4.36                 --               4.62
Colorado Tax Free Fund                             5.78               5.14               6.19
Intermediate Tax Free Fund                         4.49                 --               4.72
Minnesota Intermediate Tax Free Fund               4.76                 --               5.01
Minnesota Tax Free Fund                            6.03               5.38               6.44
Missouri Tax Free Fund                             5.06               4.42               5.45
Nebraska Tax Free Fund                             5.26               4.61               5.67
Ohio Tax Free Fund                                 5.42               4.83               5.82
Oregon Intermediate Tax Free Fund                  4.45                 --               4.70
Short Tax Free Fund                                2.55                 --               2.78
Tax Free Fund                                      5.42               4.83               5.78

------------------------------------
--   No yield as there was no dividend earned in the preceding 30 days.

(1)  Reflects information of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri Tax
     Free Fund on September 24, 2001. Firstar Missouri Tax Exempt Bond Fund is
     the accounting survivor.

          CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper, Inc.
("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

          HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 2003, the historical distribution rates of the Class A, Class B, Class C, Class Y and Class S Shares of the Funds were as set forth below.

---------------------------------------------------------------------------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS Y   CLASS S
---------------------------------------------------------------------------------------------

Balanced Fund                                   1.55      0.96      0.98      1.87      1.64
--------------------------------------------------------------------------------------------
Equity Income Fund                              1.53      0.97      0.98      1.84      1.60
--------------------------------------------------------------------------------------------
Large Cap Growth Opportunities Fund             0.21      0.01      0.08      0.32      0.23
--------------------------------------------------------------------------------------------
Large Cap Value Fund                            1.12      0.56      0.54      1.41      1.19
--------------------------------------------------------------------------------------------
Equity Index Fund                               1.02      0.43      0.44      1.31      1.08
--------------------------------------------------------------------------------------------
Mid Cap Index Fund                              0.40      0.03      0.03      0.62      0.42
--------------------------------------------------------------------------------------------
Small Cap Index Fund                            0.36      0.06      0.06      0.57      0.38
--------------------------------------------------------------------------------------------
Small Cap Growth Opportunities Fund             0.00      0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Mid Cap Growth Opportunities Fund               0.00      0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Mid Cap Value Fund                              0.72      0.33      0.31      0.96      0.78
--------------------------------------------------------------------------------------------
Small Cap Select Fund                           0.00      0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Small Cap Value Fund                            0.02      0.00      0.00      0.14      0.04
--------------------------------------------------------------------------------------------
International Fund                              0.00      0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Real Estate Securities Fund                     4.12      3.71      3.81      4.54      4.34
--------------------------------------------------------------------------------------------
Technology Fund                                 0.00      0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------
Corporate Bond Fund                             4.80      4.30      4.29      5.25      5.01
--------------------------------------------------------------------------------------------
Core Bond Fund                                  3.79      3.24      3.18      4.21      3.96
--------------------------------------------------------------------------------------------
Intermediate Term Bond Fund                     3.78        NA        NA      4.02      3.87
--------------------------------------------------------------------------------------------
Short Term Bond Fund                            2.90        NA        NA      3.11      2.97
--------------------------------------------------------------------------------------------
High Income Bond Fund                           7.27      6.93      6.86      7.84      7.59
--------------------------------------------------------------------------------------------
U.S. Government Mortgage Fund                   4.00      3.46      3.47      4.42      4.19
--------------------------------------------------------------------------------------------
Arizona Tax Free Fund                           3.78        NA      3.52      4.19        NA
--------------------------------------------------------------------------------------------
California Intermediate Tax Free Fund           3.72        NA        NA      3.94        NA
--------------------------------------------------------------------------------------------
California Tax Free Fund                        3.95        NA      3.69      4.37        NA
--------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund             3.82        NA        NA      4.06        NA
--------------------------------------------------------------------------------------------
Colorado Tax Free Fund                          3.94        NA      3.69      4.35        NA
--------------------------------------------------------------------------------------------
Intermediate Tax Free Fund                      3.73        NA        NA      3.96        NA
--------------------------------------------------------------------------------------------

                                      124

--------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund            3.88        NA        NA      4.13        NA
--------------------------------------------------------------------------------------------
Minnesota Tax Free Fund                         3.82        NA      3.58      4.24        NA
--------------------------------------------------------------------------------------------
Missouri Tax Free Fund                          3.48        NA      3.30      3.88        NA
--------------------------------------------------------------------------------------------
Nebraska Tax Free Fund                          3.60        NA      3.37      4.00        NA
--------------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund               3.57        NA        NA      3.80        NA
--------------------------------------------------------------------------------------------
Tax Free Fund                                   4.02        NA      3.78      4.44        NA
--------------------------------------------------------------------------------------------
Ohio Tax Free Fund                              3.35        NA      3.10      3.73        NA
--------------------------------------------------------------------------------------------
Short Tax Free Fund                               NA        NA        NA        NA        NA
--------------------------------------------------------------------------------------------
Intermediate Government Bond Fund                 NA        NA        NA        NA        NA
--------------------------------------------------------------------------------------------
Large Cap Select Fund                             NA        NA        NA        NA        NA
--------------------------------------------------------------------------------------------

NA = Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended
September 30, 2002, were as set forth below.

---------------------------------------------------------------------------------------------------------------
                                                         CLASS A     CLASS B      CLASS C    CLASS Y    CLASS S
---------------------------------------------------------------------------------------------------------------

Balanced Fund                                               1.72%      1.10%        1.10%      2.06%      1.82%
---------------------------------------------------------------------------------------------------------------
Equity Income Fund                                          1.16       0.52         0.50       1.46       1.23
---------------------------------------------------------------------------------------------------------------
Large Cap Growth Opportunities Fund                           --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                                        1.61       0.99         0.95       1.95       1.71
---------------------------------------------------------------------------------------------------------------
Equity Index Fund                                           1.14       0.49         0.48       1.46       1.21
---------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                                          0.40       0.00         0.00       0.66       0.41
---------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                                        0.08       0.00         0.00       0.33       0.10
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Opportunities Fund                           --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Opportunities Fund                             --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                          0.56         --           --       0.83       0.59
---------------------------------------------------------------------------------------------------------------
Small Cap Select Fund                                         --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                          --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
International Fund                                            --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                                 4.12       3.71         3.81       4.54       4.34
---------------------------------------------------------------------------------------------------------------
Technology Fund                                               --         --           --         --         --
---------------------------------------------------------------------------------------------------------------
Corporate Bond Fund                                         4.61       4.10         4.08       5.05       4.80
---------------------------------------------------------------------------------------------------------------
Core Bond Fund                                              3.40       2.86         2.81       3.79       3.55
---------------------------------------------------------------------------------------------------------------
Intermediate Term Bond Fund                                 3.62         NA           NA       3.85       3.70
---------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                                        2.53         NA           NA       2.73       2.59
---------------------------------------------------------------------------------------------------------------
High Income Bond Fund                                       7.42       6.93         6.86       7.84       7.59
---------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage Fund                               4.00       3.46         3.47       4.42       4.19
---------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund                                       3.78         NA         3.52       4.19         NA
---------------------------------------------------------------------------------------------------------------
California Intermediate Tax Free Fund                       3.82         NA           NA       4.06         NA
---------------------------------------------------------------------------------------------------------------
California Tax Free Fund                                    3.95         NA         3.69       4.37         NA
---------------------------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund                         3.82         NA           NA       4.06         NA
---------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund                                      3.94         NA         3.69       4.35         NA
---------------------------------------------------------------------------------------------------------------
Intermediate Tax Free Fund                                  3.73         NA           NA       3.96         NA
---------------------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund                        3.88         NA           NA       4.13         NA
---------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund                                     3.82         NA         3.58       4.24         NA
---------------------------------------------------------------------------------------------------------------
Missouri Tax Free Fund                                      3.48         NA         3.30       3.88         NA
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Nebraska Tax Free Fund                                      3.60         NA         3.37       4.00         NA
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Oregon Intermediate Tax Free Fund                           3.57         NA           NA       3.80         NA
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Tax Free Fund                                               4.02         NA         3.78       4.44         NA
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Ohio Tax Free Fund                                          3.35         NA         3.10       3.73         NA
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Short Tax Free Fund                                           NA         NA           NA         NA         NA
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Intermediate Government Bond Fund                             NA         NA           NA         NA         NA
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Large Cap Select Fund                                         NA         NA           NA         NA         NA
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                                      125

NA = Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

          TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for a Tax Free Fund is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "-- Tax
Exempt vs. Taxable Income," the annualized current distribution rates for the month ended September 30, 2003, for each class of the Tax Free Funds were as set forth below.

                                             CLASS A      CLASS C     CLASS Y
Arizona Tax Free Fund                          6.13%       5.71%       6.79%
California Intermediate Tax Free Fund          6.32          --        6.69
California Tax Free Fund                       6.71        6.26        7.42
Colorado Intermediate Tax Free Fund            6.17          --        6.56
Colorado Tax Free Fund                         6.37        5.96        7.03
Intermediate Tax Free Fund                     5.74          --        6.09
Minnesota Intermediate Tax Free Fund           6.48          --        6.89
Minnesota Tax Free Fund                        6.38        5.98        7.08
Missouri Tax Free Fund                         5.70        5.40        6.35
Nebraska Tax Free Fund                         5.95        5.57        6.61
Ohio Tax Free Fund                             5.57        5.16        6.21
Oregon Intermediate Tax Free Fund              6.04          --        6.43
Short Tax Free Fund                              --          --          --
Tax Free Fund                                  6.18        5.82        6.83

--   Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

                                    TAXATION

          Each Fund intends to fulfill the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

          If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Generally, the original issue discount equals the difference between the "stated
redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

          If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain)
to the extent of the accrued market discount.

          Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the

                                      126

distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

          When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

          It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

          Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.
Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

          For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see
"Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged.
Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

          Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is
"effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S.
citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.
Each Fund will report annually to its shareholders the amount of any withholding.

          A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

          The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of
Additional Information.

          With respect to the Minnesota Intermediate Tax Free Fund and the
Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully

                                      127

discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota
Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States
Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this
Minnesota statutory provision.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

          The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a
13-month letter of intent.

          QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

          For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other
First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund or any other First American fund
(other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

          LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First
American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the
Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

          The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AND CLASS C SHARES AT NET ASSET VALUE

          Purchases of a Fund's Class A Shares by the Advisor, any Sub-Advisor,
any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families
(i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through
"one-stop" mutual fund networks through which the Funds are made available.
Class A Shares may

                                      128

be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in
Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. In addition, purchases of Class A Shares for an investor's medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge.

          Class A shares may be purchased without a sales charge by
non-retirement accounts if they total $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. Equity Index
Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be
used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the
Index funds. Note, however, your investment professional or financial institution will only receive a commission equal to the rate required by the investment. For example, if you invest in excess of $5 million as an initial investment, your investment professional or financial institution may only receive a commission equal to 0.50%. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

          Class A Shares may also be purchased without a sales charge by 401(k),
403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver.
Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds
(except from sales of the Index Funds) equal to 1.00% of the first $3 million,
0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

          If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A
Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

          A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the
Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

          Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be

                                      129

paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The
Funds may limit telephone redemption requests to $50,000 per day.

          In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

          Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

          Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

          o    a trust  company or  commercial  bank the  deposits  of which are insured by the Bank Insurance Fund,  which is administered by the
               Federal Deposit Insurance Corporation ("FDIC");

          o    a member  firm of the New York,  American,  Boston,  Midwest,  or
               Pacific  Stock  Exchanges  or  of  the  National  Association  of
               Securities Dealers;

          o    a savings  bank or savings and loan  association  the deposits of which are insured by the Savings Association;

          o    any other  "eligible  guarantor  institution,"  as defined in the
               Securities Exchange Act of 1934.

          The Funds do not accept signatures guaranteed by a notary public.

          The Funds and the Administrators have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

          When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                      130

                                     RATINGS

          A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

          When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

          STANDARD & POOR'S

          AAA: An obligation rated AAA has the highest rating assigned by
          Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: An obligation rated BBB exhibits adequate protection parameters.
          However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                                      131

          D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
          Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          MOODY'S

          Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

          Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      132

RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

          SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

          MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

          MIG 1/VMIG 1: This designation denotes the superior credit quality.
          Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes acceptable credit quality.
          Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

          STANDARD & POOR'S

          Commercial paper ratings are graded into four categories, ranging from
"A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

          A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          MOODY'S

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
None of the Funds will purchase Prime-3 commercial paper.

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          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o    Well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

          The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated herein by reference.

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